Execution Version AMENDMENT NO. 3 AND EARLY OPT-IN ELECTION This AMENDMENT NO. 3 AND EARLY OPT-IN ELECTION, dated as of June 7, 2023 (this “Amendment”), is entered into by and among ACCEL ENTERTAINMENT LLC, a Delaware limited liability company (the “Borrower”), ACCEL ENTERTAINMENT, INC. a Delaware corporation (“Holdings”), the other Guarantors (as defined in the Existing Credit Agreement described below) party hereto and CAPITAL ONE, NATIONAL ASSOCIATION as administrative agent (in such capacity, the “Administrative Agent”) under the Existing Credit Agreement (as defined below). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below). RECITALS: WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of November 13, 2019, by and among NEW PACE, LLC, a Delaware limited liability company (which on such date was succeeded by the Borrower, to continue as the “Borrower” thereto on and after such date), Holdings, each lender from time to time party thereto, the Administrative Agent and the other parties from time to time party thereto, as amended by that certain Amendment No. 1, dated as of August 4, 2020, and by that certain Amendment No. 2, dated as of October 22, 2021 (as so amended, and as further amended, restated, replaced, supplemented or otherwise modified and in effect immediately prior to giving effect to the amendments contemplated by this Amendment, the “Existing Credit Agreement” and, after giving effect to the amendments contemplated by this Amendment, the “Amended Credit Agreement”); WHEREAS, the Administrative Agent desires to make, and the Borrower has requested that the Administrative Agent make, an Early Opt-in Election (as defined in the Existing Credit Agreement); WHEREAS, the Early Opt-in Effective Date (as defined in the Existing Credit Agreement) with respect to an Early Opt-in Election is the sixth (6th) Business Day after notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders; WHEREAS, pursuant to Section 1.12(1) of the Existing Credit Agreement, on the Early Opt-in Effective Date, if the then-current Benchmark (as defined in the Existing Credit Agreement) is USD LIBOR (as defined in the Existing Credit Agreement), then the Benchmark Replacement (as defined in the Existing Credit Agreement) will replace such Benchmark for all purposes under the Loan Documents in respect of any setting of such Benchmark on such day and all subsequent settings; WHEREAS, pursuant to the definition of Benchmark Replacement in the Existing Credit Agreement, if Term SOFR (as defined in the Existing Credit Agreement) and Daily Simple SOFR (as defined in the Existing Credit Agreement) are both available, then the Borrower can elect which of such replacement rates will be used to determine the Benchmark Replacement for purposes of Section 1.12(l) of the Existing Credit Agreement; WHEREAS, the Borrower desires to elect Term SOFR as such applicable replacement rate, and the Borrower and the Administrative Agent desire to select a spread adjustment of 0.10% with respect thereto, in each case, in accordance with the definition of “Benchmark Replacement” in the Existing Credit Agreement; WHEREAS, pursuant to Section 1.12(3) of the Existing Credit Agreement, in connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent has the right to make Benchmark Replacement Conforming Changes (as defined in the Existing Credit Agreement), and the Administrative Agent desires to make such changes if the Early Opt-in Effective Date occurs; and

2 WHEREAS, the Borrower, Holdings and each Guarantor party hereto desires to reaffirm, after giving effect to this Amendment, its obligations under each of the Guaranty, the Security Agreement and each other Loan Document (in each case as amended by this Amendment). NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I. EARLY OPT-IN ELECTION Section 1.01 Early Opt-In Election. (a) Pursuant to the definition of “Early Opt-in Election” in the Existing Credit Agreement, and at the request of the Borrower, the Administrative Agent hereby notifies each of the other parties to the Credit Agreement that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities on the date hereof contain (as a result of amendment or as originally executed) a SOFR (as defined in the Existing Credit Agreement)-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate, and five of such syndicated credit facilities are identified on Annex A attached hereto and are publicly available for review. (b) Pursuant to the definition of “Early Opt-in Election” in the Existing Credit Agreement, the Administrative Agent and the Borrower hereby jointly elect to trigger a fallback from USD LIBOR. This Amendment shall constitute notice of such election to the Lenders (and shall be provided to all of the parties to the Credit Agreement), and this Section 1.01 shall constitute an Early Opt-in Election under the Existing Credit Agreement (such Early Opt-in Election, the “Specified Early Opt-in Election”). (c) The Administrative Agent and the Borrower further notify the other parties to the Credit Agreement that if the Early Opt-in Effective Date with respect to the above Early Opt-in Election occurs, the Benchmark Replacement with respect thereto, as determined in accordance with the definition of “Benchmark Replacement” in the Existing Credit Agreement, will be the sum of Term SOFR plus 0.10%, and, in furtherance thereof, (i) the Borrower hereby elects “clause (a)” of paragraph (1) of the definition of “Benchmark Replacement” in the Existing Credit Agreement to be the relevant Benchmark Replacement and (ii) the Borrower and the Administrative Agent hereby select 0.10% as the spread adjustment. (d) In accordance with the definition of “Early Opt-in Effective Date” in the Existing Credit Agreement, the Early Opt-in Effective Date with respect to the Specified Early Opt-in Election (the “Specified Early Opt-in Effective Date”) shall occur the sixth (6th) Business Day after the date hereof, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date hereof (the “Specified Cut-off Time”), written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. ARTICLE II. BENCHMARK REPLACEMENT CONFORMING CHANGES In accordance with Section 1.12(3) of the Existing Credit Agreement, effective as of the Specified Early Opt-in Effective Date, (a) the Existing Credit Agreement is hereby amended as set forth in the redlined copy of the Amended Credit Agreement attached as Annex B-1 hereto such that all of the newly inserted and underscored provisions and any formatting changes reflected therein shall be deemed inserted or made, as applicable, and all of the stricken provisions shall be deemed to be deleted therefrom, immediately and automatically upon the Specified Early Opt-in Effective Date and (b) Exhibit A-1 to the Existing Credit Agreement is hereby deleted

3 and replaced with the corresponding Exhibit attached hereto as Annex B-2. Except with respect to any Exhibit modified pursuant to the foregoing sentence, the Schedules and Exhibits to the Amended Credit Agreement shall remain as in effect under the Existing Credit Agreement as in effect immediately prior to the occurrence of the Specified Early Opt-in Effective Date. ARTICLE III. EXISTING LOANS In further of the foregoing, and notwithstanding anything to the contrary set forth herein, (a) all Eurodollar Rate Loan (as defined in the Existing Credit Agreement) outstanding as of the Specified Early Opt- in Effective Date (the “Existing Eurodollar Rate Loans”) shall continue to bear interest based on the Eurodollar Rate (as defined in the Existing Credit Agreement) until the last day of the Interest Period (as defined in the Existing Credit Agreement) applicable to such Eurodollar Rate Loans and thereafter, all Interest Periods and reference rates for such Loans shall be selected in accordance with the Amended Credit Agreement and (b) the terms of the Existing Credit Agreement in respect of the calculation, payment and administration of the Existing Eurodollar Rate Loans shall remain in effect from and after the effectiveness of this Amendment, in each case, solely for purposes of the making, and the administration of, interest payments on such Existing Eurodollar Rate Loans until the last day of the Interest Period applicable to such Loans. ARTICLE IV. NOTIFICATION In accordance with Section 1.12(4) of the Existing Credit Agreement, the Administrative Agent hereby notifies the Lenders of (a) the implementation of Adjusted Term SOFR on the Specified Early Opt-in Effective Date as the Benchmark Replacement with respect to the Specified Early Opt-in Election and (b) the effectiveness, on the Specified Early Opt-in Effective Date of Benchmark Replacement Conforming Changes with respect thereto. ARTICLE V. REPRESENTATION AND WARRANTIES Each of the Borrower and the other Loan Parties party hereto represents and warrants to the Administrative Agent and the other Secured Parties that, as of the Specified Early Opt-in Effective Date: Section 5.01 Existence, Qualification and Power. Each Loan Party (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction) and (b) has all corporate or other organizational power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party, including this Amendment. Section 5.02 Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party party hereto of this Amendment have been duly authorized by all necessary corporate or other organizational action and (b) none of the execution, delivery and performance by each Loan Party party hereto of this Amendment will (i) contravene the terms of any of such Person’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Amended Credit Agreement) under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (iii) violate any applicable Law, except with respect to any breach, contravention or violation (but not creation of Liens)

4 referred to in the preceding clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.03 Government Authorization. No material approval, consent, exemption, authorization, Gaming Approval or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (a) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (b) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect hereunder or under any other Loan Document), and (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.04 Binding Effect. This Amendment has been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. This Amendment constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing. ARTICLE VI. VALIDITY OF OBLIGATIONS AND LIENS Section 6.01 Reaffirmation. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and thereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Guarantor hereby (a) affirms and confirms its guarantees and other commitments under the Guaranty, and (b) agrees that the Guaranty is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations (as modified by this Amendment). Each Loan Party hereby (a) affirms, confirms and remakes (on the Specified Early Opt-in Effective Date) its pledges, grants and other commitments and affirms and confirms the validity of the Liens under the Collateral Documents to which it is a party, with all such Liens continuing in full force and effect after giving effect to this Amendment and (b) agrees that each Collateral Document to which it is a party is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations (as modified by this Amendment). ARTICLE VII. MISCELLANEOUS Section 7.01 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the

5 Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by Administrative Agent) shall not constitute electronic signatures). Each of the Loan Parties represents and warrants to the other parties hereto that it has the corporate or other organizational power and authority to execute this Amendment through electronic means and there are no restrictions for doing so in the Organizational Documents of such Loan Party. Section 7.02 Governing Law; Waiver of Right to Trial by Jury; Service of Process. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.16, 10.17 and 10.22 of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis to the same extent as if fully set forth herein. Section 7.03 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 7.04 Effect of Amendment. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the other Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Section 7.05 Reference to and Effect on the Credit Agreement. On and after the Specified Early Opt-in Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Amended Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the Obligations (as modified by this Amendment) of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Secured Party under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents. This Amendment shall be a Loan Document. Section 7.06 Severability of Provisions. Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 7.07 Termination. If, at or prior to the Specified Cut-off Time, the Administrative Agent receives written notice of objection to the Specified Early Opt-in Election from Lenders comprising the Required Lenders, then this Amendment shall be of no further force and effect. [Remainder of page intentionally left blank]

6 IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above. ACCEL ENTERTAINMENT LLC, as the Borrower By: /s/Mathew Ellis Name: Mathew Ellis Title: Chief Financial Officer

7 ACCEL ENTERTAINMENT, INC., as Holdings By: /s/Mathew Ellis Name: Mathew Ellis Title: Chief Financial Officer

8 ACCEL ENTERTAINMENT GAMING, LLC ACCEL ENTERTAINMENT GAMING (PA), LLC ACCEL ABRAHAM FACILITY, LLC ACCEL MOMENCE WATSEKA LLC BULLDOG GAMING, LLC GRAND RIVER JACKPOT, LLC GRAND RIVER AMUSEMENTS LLC, HAWKEYE GAMING, LLC HUSKER GAMING, LLC GRIZZLY HOSPITALITY SERVICES, LLC GRIZZLY – RENDEZVOUS BEVERAGES, LLC GRIZZLY – RENDEZVOUS, LLC RODEO GAMING, LLC OLD NORTH STATE GAMING, LLC each as a Guarantor By: /s/Mathew Ellis Name: Mathew Ellis Title: Chief Financial Officer CENTURY GAMING, INC. UNITED COIN MACHINE CO. GRAND VISION GAMING LLC each as a Guarantor By: /s/Mathew Ellis Name: Mathew Ellis Title: Treasurer

9 CAPITAL ONE, NATIONAL ASSOCIATION as Administrative Agent By: /s/Eric Purzycki Name: Eric Purzycki Title: Duly Authorized Signatory

10 Annex A Specified Syndicated Credit Facilities 1. Incremental Joinder, dated as of March 22, 2022, by and among the lenders party thereto, SS&C Technologies, Inc., SS&C European Holdings, and SS&C Financing LLC, as borrowers, the other loan parties party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent 2. Amendment and Restatement Agreement, dated as of July 6, 2022, by and among Entegris, Inc, as borrower, the other credit parties party thereto, the lenders party thereto, the issuing banks party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent 3. Second Amended and Restated Credit Agreement, dated as of February 15, 2023, by and among H.B. Fuller Company, as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent 4. Credit Agreement, entered into as of February 28, 2023, by and among Sally Holdings LLC and Sally Capital, Inc., as borrowers, Sally Beauty Holdings, Inc., Sally Investment Holdings LLC, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto 5. Amendment No. 4, dated as of September 16, 2022, by and among PowerSchool Holdings LLC, as holdings, Severin Acquisition, LLC, PeopleAdmin, LLC, Performance Matters LLC, and certain other restricted subsidiaries, as borrowers, the subsidiary guarantors party thereto, and Barclays Bank PLC, as administrative agent 6. Ninth Amendment, dated as of November 22, 2022, by and among ASGN Incorporated, as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent

Annex B-1 Annex B-1 Amended Credit Agreement [attached]

CONFORMED COPY CREDIT AGREEMENT Dated as of November 13, 2019, as amended by Amendment No. 1 on August 4, 2020 as amended by Amendment No. 2 on October 22, 2021 as amended by Amendment No. 3 on June 7, 2023 among NEW PACE LLC, as the Borrower, which on the Closing Date shall be merged with and into ACCEL ENTERTAINMENT, INC., with New Pace LLC surviving such merger as the Borrower and changing its name to “Accel Entertainment LLC”, after the Closing Date Merger, ACCEL ENTERTAINMENT, INC., as Holdings, CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and Issuing Bank and Swing Line Lender, THE OTHER LENDERS PARTY HERETO and CAPITAL ONE, NATIONAL ASSOCIATION, CIBC BANK USA, FIFTH THIRD BANK, NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A. as Joint Lead Arrangers and Joint Lead Bookrunners and U.S. BANK NATIONAL ASSOCIATION as Documentation Agent US-DOCS\126387463.20141556226.9

Table of Contents Page Article I Definitions and Accounting Terms 1 SECTION 1.01 Defined Terms 1 SECTION 1.02 Other Interpretive Provisions 8586 SECTION 1.03 Accounting Terms 8687 SECTION 1.04 Rounding 8687 SECTION 1.05 References to Agreements, Laws, etc. 87 SECTION 1.06 Times of Day and Timing of Payment and Performance 87 SECTION 1.07 Pro Forma and Other Calculations 8788 SECTION 1.08 Available Amount Transaction 92 SECTION 1.09 Guaranties of Hedging Obligations 92 SECTION 1.10 Currency Generally 9293 SECTION 1.11 Letters of Credit 9293 SECTION 1.12 Benchmark Replacement Setting. 9293 SECTION 1.13 [Reserved]Rates. 9495 SECTION 1.14 Divisions 9495 Article II The Commitments and Borrowings 9495 SECTION 2.01 The Loans 9495 SECTION 2.02 Borrowings, Conversions and Continuations of Loans 9596 SECTION 2.03 Letters of Credit 9798 SECTION 2.04 Swing Line Loans. 106107 SECTION 2.05 Prepayments and Purchases 109110 SECTION 2.06 Termination or Reduction of Commitments 118119 SECTION 2.07 Repayment of Loans 119120 SECTION 2.08 Interest 120121 SECTION 2.09 Fees 120121 SECTION 2.10 Computation of Interest and Fees 121122 SECTION 2.11 Evidence of Indebtedness 121122 SECTION 2.12 Payments Generally 122123 SECTION 2.13 Sharing of Payments 124125 SECTION 2.14 Incremental Facilities 124125 SECTION 2.15 Refinancing Amendments 131 SECTION 2.16 Extensions of Loans 132133 SECTION 2.17 Defaulting Lenders 137 SECTION 2.18 Return of Payments. 138139 Article III Taxes, Increased Costs Protection and Illegality 140 SECTION 3.01 Taxes 140 SECTION 3.02 Illegality 143144 SECTION 3.03 Inability to Determine Rates 143144 SECTION 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar RateSOFR Loans 144145 SECTION 3.05 Funding Losses 145 i US-DOCS\126387463.20

Page SECTION 3.06 Matters Applicable to All Requests for Compensation 145146 SECTION 3.07 Replacement of Lenders under Certain Circumstances 146147 SECTION 3.08 Survival 148 Article IV Conditions Precedent to Credit Extensions 148 SECTION 4.01 Conditions to Credit Extensions on Closing Date 148 SECTION 4.02 Conditions to Credit Extensions after the Closing Date 150151 SECTION 4.03 Conditions to Additional Term Loans. 151 SECTION 4.04 Conditions Precedent to Effective Date 152 Article V Representations and Warranties 152 SECTION 5.01 Existence, Qualification and Power; Compliance with Laws 152153 SECTION 5.02 Authorization; No Contravention 153 SECTION 5.03 Governmental Authorization 153 SECTION 5.04 Binding Effect 153154 SECTION 5.05 Financial Statements; No Material Adverse Effect. 153154 SECTION 5.06 Litigation 154 SECTION 5.07 Labor Matters 154155 SECTION 5.08 Ownership of Property; Liens 154155 SECTION 5.09 Environmental Matters 154155 SECTION 5.10 Taxes 155 SECTION 5.11 ERISA Compliance 155 SECTION 5.12 Subsidiaries 155156 SECTION 5.13 Margin Regulations; Investment Company Act 156 SECTION 5.14 Disclosure 156 SECTION 5.15 Intellectual Property; Licenses, etc. 156 SECTION 5.16 Solvency 156157 SECTION 5.17 USA PATRIOT Act; Anti-Terrorism Laws 156157 SECTION 5.18 Collateral Documents 157 Article VI Affirmative Covenants 157 SECTION 6.01 Financial Statements 157158 SECTION 6.02 Certificates; Other Information 158159 SECTION 6.03 Notices 160 SECTION 6.04 Payment of Obligations 160161 SECTION 6.05 Preservation of Existence, etc. 160161 SECTION 6.06 Maintenance of Properties 160161 SECTION 6.07 Maintenance of Insurance. 161 SECTION 6.08 Compliance with Laws 161 SECTION 6.09 Books and Records 161162 SECTION 6.10 Inspection Rights 161162 SECTION 6.11 Covenant to Guarantee Obligations and Give Security 161162 SECTION 6.12 Compliance with Environmental Laws 165 SECTION 6.13 Further Assurances and Post-Closing Covenant 165166 SECTION 6.14 Use of Proceeds 165166 SECTION 6.15 Lender Calls. 166 ii US-DOCS\126387463.20

Page Article VII Negative Covenants 166167 SECTION 7.01 Liens 166167 SECTION 7.02 Indebtedness 166167 SECTION 7.03 Fundamental Changes 174175 SECTION 7.04 Asset Sales 176177 SECTION 7.05 Restricted Payments 177178 SECTION 7.06 Change in Nature of Business 185186 SECTION 7.07 Transactions with Affiliates 186 SECTION 7.08 Burdensome Agreements 189190 SECTION 7.09 Accounting Changes 192193 SECTION 7.10 Modification of Terms of Subordinated Indebtedness 192193 SECTION 7.11 Holdings 192193 SECTION 7.12 Financial Covenants 193194 SECTION 7.13 Customer Lists, VGT Operating Contracts, Intellectual Property. 193194 Article VIII Events of Default and Remedies 194195 SECTION 8.01 Events of Default 194195 SECTION 8.02 Remedies upon Event of Default 196197 SECTION 8.03 Application of Funds 196197 SECTION 8.04 Right to Cure 197198 Article IX Administrative Agent and Other Agents 198199 SECTION 9.01 Appointment and Authorization of the Administrative Agent 198199 SECTION 9.02 Rights as a Lender 200201 SECTION 9.03 Exculpatory Provisions 200201 SECTION 9.04 Lack of Reliance on the Administrative Agent 201202 SECTION 9.05 Certain Rights of the Administrative Agent 202 SECTION 9.06 Reliance by the Administrative Agent 202203 SECTION 9.07 Delegation of Duties 202203 SECTION 9.08 Indemnification 202203 SECTION 9.09 The Administrative Agent in Its Individual Capacity 203204 SECTION 9.10 No Other Duties, Etc. 203204 SECTION 9.11 Resignation by the Administrative Agent 203204 SECTION 9.12 Collateral Matters 205206 SECTION 9.13 [Reserved] 205206 SECTION 9.14 Administrative Agent May File Proofs of Claim 205206 SECTION 9.15 Appointment of Supplemental Administrative Agents 207 SECTION 9.16 Intercreditor Agreements 207208 SECTION 9.17 Secured Cash Management Agreements and Secured Hedge Agreements 208209 SECTION 9.18 Withholding Tax 208209 Article X Miscellaneous 209210 SECTION 10.01 Amendments, etc. 209210 SECTION 10.02 Notices and Other Communications; Facsimile Copies 214215 iii US-DOCS\126387463.20

Page SECTION 10.03 No Waiver; Cumulative Remedies 216217 SECTION 10.04 Costs and Expenses 216217 SECTION 10.05 Indemnification by the Borrower 217218 SECTION 10.06 Marshaling; Payments Set Aside 218219 SECTION 10.07 Successors and Assigns 218219 SECTION 10.08 Resignation of Issuing Bank and Swing Line Lender 225226 SECTION 10.09 Confidentiality 226227 SECTION 10.10 Setoff 227228 SECTION 10.11 Interest Rate Limitation 227228 SECTION 10.12 Counterparts; Integration; Effectiveness 227228 SECTION 10.13 Electronic Execution of Assignments and Certain Other Documents 228229 SECTION 10.14 Survival of Representations and Warranties 228229 SECTION 10.15 Severability 228229 SECTION 10.16 GOVERNING LAW 228229 SECTION 10.17 WAIVER OF RIGHT TO TRIAL BY JURY 229230 SECTION 10.18 Binding Effect; Termination 229230 SECTION 10.19 Lender Action 229230 SECTION 10.20 Use of Name, Logo, etc. 229230 SECTION 10.21 USA PATRIOT Act 229230 SECTION 10.22 Service of Process 230231 SECTION 10.23 No Advisory or Fiduciary Responsibility 230231 SECTION 10.24 Release of Collateral and Guarantee Obligations; Subordination of Liens 230231 SECTION 10.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 231232 SECTION 10.26 Acknowledgement Regarding Any Supported QFCs. 232233 SECTION 10.27 Non-Recourse 233234 SECTION 10.28 Cooperation with Gaming Authorities. 233234 iv US-DOCS\126387463.20

SCHEDULES 1.01(1) Closing Date Subsidiary Guarantors 1.01(2) Mortgaged Properties 4.01(1)(c) Certain Collateral Documents 5.12 Subsidiaries and Other Equity Investments 6.13(2) Post-Closing Matters 7.01 Existing Liens as of the Amendment No. 2 Effective Date 7.02 Existing Indebtedness as of the Amendment No. 2 Effective Date 7.05 Existing Investments as of the Amendment No. 2 Effective Date 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A-1 Committed Loan Notice A-2 Swing Line Notice B-1 Term Note B-2 Revolving Note B-3 Swing Line Note C Compliance Certificate D-1 Assignment and Assumption D-2 Affiliated Lender Assignment and Assumption E Guaranty F Security Agreement G-1 Equal Priority Intercreditor Agreement G-2 Junior Lien Intercreditor Agreement H United States Tax Compliance Certificates I Solvency Certificate J Discount Range Prepayment Notice K Discount Range Prepayment Offer L Solicited Discounted Prepayment Notice M Acceptance and Prepayment Notice N Specified Discount Prepayment Notice O Solicited Discounted Prepayment Offer P Specified Discount Prepayment Response Q Intercompany Note R-1 Letter of Credit Report R-2 Swing Line Report i US-DOCS\126387463.20

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of November 13, 2019 by and among New Pace LLC, a Delaware limited liability company (“Merger Sub” or the “Borrower”) (which on the Closing Date shall be merged with and into Accel Entertainment, Inc., an Illinois corporation (the “Company”) (such merger, the “Closing Date Merger”), with Merger Sub surviving such Closing Date Merger as the “Borrower” and changing its name to “Accel Entertainment LLC”), after the Closing Date Merger, Accel Entertainment, Inc., a Delaware corporation (“Holdings”), Capital One, National Association, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents and as an Issuing Bank, and as a Swing Line Lender, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”). PRELIMINARY STATEMENTS The Borrower has requested on the Amendment No. 2 Effective Date that (a) the Lenders extend credit to the Borrower in the form of $350.0 million of Amendment No. 2 Effective Date Term Loans, $400.0 million of Additional Term Loan Commitments and $150.0 million of Revolving Commitments, in each case, on the Amendment No. 2 Effective Date as senior secured credit facilities and (b) from time to time on and after the Amendment No. 2 Effective Date, the Lenders lend to the Borrower pursuant to the Additional Term Loan Commitments and the Revolving Commitments hereunder and the Issuing Banks issue Letters of Credit for the account of the Borrower and its Subsidiaries, pursuant to the Revolving Commitments hereunder and pursuant to the terms of, and subject to the conditions set forth in, this Agreement. The applicable Lenders have indicated their willingness to lend, and the applicable Issuing Banks have indicated their willingness to issue Letters of Credit, in each case on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: Article I Definitions and Accounting Terms SECTION 1.01 Defined Terms. As used in this Agreement (including the introductory paragraph hereof and the preliminary statements hereto), the following terms have the meanings set forth below: “Acceptable Discount” has the meaning specified in Section 2.05(1)(e)(D)(2). “Acceptable Prepayment Amount” has the meaning specified in Section 2.05(1)(e)(D)(3). “Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit M. “Acceptance Date” has the meaning specified in Section 2.05(1)(e)(D)(2). “Acquired Indebtedness” means, with respect to any specified Person, (1) Indebtedness of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into, or became, a Restricted Subsidiary of such specified US-DOCS\126387463.20

2 US-DOCS\126387463.20 0.50% First Lien Net Leverage Ratio Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Restricted Subsidiary of, such specified Person, and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Acquisition” means the acquisition of the Company and its subsidiaries pursuant to the Transaction Agreement. “Acquisition-Related Amounts” has the meaning specified in Section 6.14(c)(iii). “Additional Lender” means, at any time, any bank, other financial institution or institutional lender or investor that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Incremental Loan in accordance with Section 2.14, (b) Other Loans pursuant to a Refinancing Amendment in accordance with Section 2.15 or (c) Replacement Loans pursuant to Section 10.01; provided that each Additional Lender shall be subject to the approval of the Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed, in each case solely to the extent that any such consent would be required from the Administrative Agent under Section 10.07(b)(iii)(B) for an assignment of Loans to such Additional Lender, and in the case of Incremental Revolving Commitments and Other Revolving Commitments, the Swing Line Lender and the Issuing Bank, such approval not to be unreasonably withheld, conditioned or delayed, in each case solely to the extent such consent would be required for any assignment to such Additional Lender under Section 10.07(b)(iii). “Additional Term Loan” means the Term Loans made by the Additional Term Loan Lenders to the Borrower pursuant to Section 2.01(3). “Additional Term Loan Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrower in an aggregate amount not to exceed the amount specified opposite such Term Lender’s name on Schedule 1 to Amendment No. 2 under the caption “Additional Term Loan Commitment” or in the Assignment and Assumption (or Affiliated Lender Assignment and Assumption) pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Sections 2.14, 2.15 or 2.16). The initial aggregate amount of the Additional Term Loan Commitments, as of the Amendment No. 2 Effective Date, is $400.0 million. “Additional Term Loan Commitment Fee Rate” means a percentage per annum equal to (i) until the first Business Day following delivery of the Compliance Certificate for the fiscal year ending December 31, 2021 pursuant to Section 6.02(1), 0.50% and (ii) from and thereafter, the following percentages per annum, based upon the First Lien Net Leverage Ratio as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(1): 2 Additional Term Loan Commitment Fee Rate ≤ 2.00:1.00 and > 1.50:1.00 0.375% 3 1 ≤ 1.50:1.00 Level 0.25% > 2.00:1.00 Any increase or decrease in the Applicable Term Loan Commitment Fee Rate resulting from a change in the First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(1); provided that, at the option of the Required Additional Term Loan Lenders, “Level 1” (as set forth above) shall apply as of (x) the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) or (y) the first Business Day after an Event of Default under Section 8.01(1) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply. “Additional Term Loan Commitment Termination Date” means the earlier of (a) the date that is two (2) years after the Amendment No. 2 Effective Date and (b) the date the entire amount of the Additional Term Loan Commitment is terminated in full pursuant to Section 2.06. “Additional Term Loan Facility” means, at any time, the aggregate amount of the Additional Term Loan Commitments at such time. “Additional Term Loan Lender” means each Term Lender with an Additional Term Loan Commitment and/or an Additional Term Loan. “Adjusted Term SOFR” means for purposes of any calculation and subject to the provisions of Section 1.12, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than 0.50%, then Adjusted Term SOFR shall be deemed to be 0.50%. “Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliate Transaction” has the meaning specified in Section 7.07(a). “Affiliated Lender” means, at any time, any Lender that is an Investor or an Affiliate of an Investor (other than (a) Holdings, the Borrower or any Subsidiary, (b) any Debt Fund Affiliate or (c) any natural person) at such time. “Affiliated Lender Assignment and Assumption” has the meaning specified in Section 10.07(h)(vi). “Affiliated Lender Cap” has the meaning specified in Section 10.07(h)(iv). 3 US-DOCS\126387463.20

“Agent Parties” has the meaning specified in Section 10.02(4). “Agent-Related Distress Event” means, with respect to the Administrative Agent or any other Person that directly or indirectly controls the Administrative Agent (each, a “Distressed Agent”), (a) that such Distressed Agent is or becomes subject to a voluntary or involuntary case under any Debtor Relief Law, (b) a custodian, conservator, receiver, or similar official is appointed for such Distressed Agent or any substantial part of such Distressed Agent’s assets, or (c) such Distressed Agent is subject to a forced liquidation, makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Agent or its assets to be, insolvent or bankrupt; provided that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interests in the Administrative Agent or any Person that directly or indirectly controls the Administrative Agent by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide the Administrative Agent with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit the Administrative Agent (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with the Administrative Agent. “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents, attorney-in-fact, partners, trustees and advisors of such Persons and of such Persons’ Affiliates. “Agents” means, collectively, the Administrative Agent, the Collateral Agent and the Supplemental Administrative Agents (if any). “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, as amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof. “AHYDO Payment” means any mandatory prepayment or redemption pursuant to the terms of any Indebtedness that is intended or designed to cause such Indebtedness not to be treated as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Code. “Amendment No. 1” means that certain Amendment No. 1, dated as of August 4, 2020, among the Borrower, Holdings, the other Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 2” means that certain Amendment No. 2, dated as of October 22, 2021, among the Borrower, Holdings, the other Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the other parties party thereto. “Amendment No. 2 Effective Date” means October 22, 2021. “Amendment No. 2 Effective Date Revolving Facility” means the Revolving Facility made available by the Revolving Lenders as of the Amendment No. 2 Effective Date. “Amendment No. 2 Effective Date Term Loan Commitment” means, as to each Term Lender, its obligation to make an Amendment No. 2 Effective Date Term Loan to the Borrower in an aggregate amount not to exceed the amount specified opposite such Term Lender’s name on Schedule 1 to Amendment No. 2 under the caption “Amendment No. 2 Effective Date Term Loan Commitment” or in the Assignment and Assumption (or Affiliated Lender Assignment and Assumption) pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in 4 US-DOCS\126387463.20 accordance with this Agreement (including pursuant to Sections 2.14, 2.15 or 2.16). The initial aggregate amount of the Amendment No. 2 Effective Date Term Loan Commitments, as of the Amendment No. 2 Effective Date, is $350.0 million. “Amendment No. 2 Effective Date Term Loan Lenders” means each Term Lender with an Amendment No. 2 Effective Date Term Loan Commitment and/or an Amendment No. 2 Effective Date Term Loan. “Amendment No. 2 Effective Date Term Loans” means the Term Loans made by the Term Lenders on the Amendment No. 2 Effective Date to the Borrower pursuant to Section 2.01(1). “Amendment No. 3” means that certain Amendment No. 3 and Early Opt-in Election, dated as of June 7, 2023, among the Borrower, Holdings, the other Guarantors party thereto and the Administrative Agent. “Amendment No. 3 Effective Date” means the Specified Early Opt-in Effective Date, as defined in Amendment No. 3. “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Applicable Additional Term Loan Percentage” means, in respect of the Additional Term Loan Facility, with respect to any Additional Term Lender at any time, the percentage of the Additional Term Loan Facility represented by such Additional Term Loan Lender’s Additional Term Loan Commitments at such time, subject to adjustment as provided in Section 2.17. If the commitment of each Additional Term Loan Lender to make Additional Term Loans has been terminated pursuant to Section 8.02, or if the Additional Term Loan Commitments have otherwise expired in full, then the Applicable Percentage of each Additional Term Loan Lender in respect of the Additional Term Loan Facility shall be determined based on the Applicable Percentage of such Additional Term Loan Lender in respect of the Additional Term Loan Facility most recently in effect, giving effect to any subsequent assignments. “Applicable Discount” has the meaning specified in Section 2.05(1)(e)(C)(2). “Applicable Percentage” means, in respect of the Revolving Facility, with respect to any Revolving Lender at any time, the percentage of the Revolving Facility represented by such Revolving Lender’s Revolving Commitments at such time, subject to adjustment as provided in Section 2.17. If the commitment of each Revolving Lender to make Revolving Loans and the obligation of the Issuing Banks to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Commitments have otherwise expired in full, then the Applicable Percentage of each Revolving Lender in respect of the Revolving Facility shall be determined based on the Applicable Percentage of such Revolving Lender in respect of the Revolving Facility most recently in effect, giving effect to any subsequent assignments. 5 US-DOCS\126387463.20

6 US-DOCS\126387463.20 0.50% 1 First Lien Net Leverage Ratio 3 > 3.50:1.00 ≤ 3.00:1.00 and >2.00:1.00 “Applicable Rate” means a percentage per annum equal to, with respect to Amendment No. 2 Effective Date Term Loans, Additional Term Loans, Revolving Loans and unused Revolving Commitments under the Amendment No. 2 Effective Date Revolving Facility and Letter of Credit fees (i) until the first Business Day following delivery of the Compliance Certificate for the fiscal year ending December 31, 2021 pursuant to Section 6.02(1), (A) 2.25% for Eurodollar RateSOFR Loans and Letter of Credit fees, (B) 1.25% for Base Rate Loans and (C) 0.50% for the Commitment Fee Rate for unused Revolving Commitments and (ii) from and thereafter, the following percentages per annum, based upon the First Lien Net Leverage Ratio as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(1): 2.25% 2.75% 1.25% Eurodollar RateSOFR Loans and Letter of Credit Fees 0.50% 1.75% 4 0.50% ≤ 2.00:1.00 and >1.50:1.00 Base Rate Loans 2.00% 1.00% 0.375% 2 Commitment Fee Rate 5 ≤ 3.50:1.00 and >3.00:1.00 ≤ 1.50:1.00 Pricing Level 1.75% 2.50% 0.75% 0.25% 1.50% Any increase or decrease in the Applicable Rate resulting from a change in the First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(1); provided that, at the option of the Required Facility Lenders under the applicable Facility, “Pricing Level 1” (as set forth above) shall apply as of (x) the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) or (y) the first Business Day after an Event of Default under Section 8.01(1) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply). “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to Letters of Credit, (i) the relevant Issuing Banks and (ii) the relevant Revolving Lenders and (c) with respect to the Swing Line Facility, (i) the relevant Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(1), the Revolving Lenders. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Arrangers” means Capital One, National Association, CIBC Bank USA, Fifth Third Bank, National Association and JPMorgan Chase Bank, N.A., each in its capacity as a joint lead arranger under this Agreement. “Asset Sale” means: (1) the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions of property or assets of the Borrower or any Restricted Subsidiary (each referred to in this definition as a “disposition”); or

(2) the issuance or sale of Equity Interests (other than Preferred Stock or Disqualified Stock of Restricted Subsidiaries issued in compliance with Section 7.02 and directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable Law) of any Restricted Subsidiary (other than to the Borrower or another Restricted Subsidiary), whether in a single transaction or a series of related transactions; in each case, other than: (a) any disposition of: (i) Cash Equivalents or Investment Grade Securities, (ii) obsolete, damaged or worn out property or assets, any disposition of inventory or goods (or other assets) held for sale and property or assets no longer used or useful in the ordinary course or the principal business of the Borrower and its Restricted Subsidiaries, (iii) assets no longer economically practicable or commercially reasonable to maintain (as determined in good faith by the management of the Borrower), (iv) improvements made to leased real property to landlords pursuant to customary terms of leases entered into in the ordinary course of business, and (v) assets for purposes of charitable contributions or similar gifts to the extent such assets are not material to the ability of the Borrower and its Restricted Subsidiaries, taken as a whole, to conduct its business in the ordinary course; (b) the disposition of all or substantially all of the assets of the Borrower and/or any Restricted Subsidiary in a manner permitted pursuant to Section 7.03; (c) any disposition in connection with the making of any Restricted Payment that is permitted to be made, and is made, under Section 7.05, any Permitted Investment or any acquisition otherwise permitted under this Agreement; (d) any disposition of property or assets or issuance or sale of Equity Interests of any Restricted Subsidiary with an aggregate fair market value for any individual transaction or series of related transactions of less than $3.0 million; it being understood and agreed that the aggregate fair market value of any property or assets or issuance or Equity Interests disposed of or issued, as the case may be, in reliance on this clause (d) shall not exceed $10.0 million in any fiscal year; (e) any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary; (f) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (g) (i) the lease, assignment or sublease, license or sublicense of any real or personal property in the ordinary course of business or consistent with industry practice and (ii) the exercise of termination rights with respect to any lease, sublease, license or sublicense or other agreement; (h) any issuance, disposition or sale of Equity Interests in, or Indebtedness, assets or other securities of, an Unrestricted Subsidiary; 7 US-DOCS\126387463.20

(i) foreclosures, condemnation, expropriation, eminent domain or any similar action (including for the avoidance of doubt, any Casualty Event) with respect to assets; (j) [reserved]; (k) any financing transaction with respect to property built or acquired by the Borrower or any Restricted Subsidiary after the Closing Date, including asset securitizations permitted hereunder; (l) the sale, lease, assignment, license, sublease or discount of inventory, equipment, accounts receivable, notes receivable or other current assets in the ordinary course of business or consistent with industry practice or the conversion of accounts receivable to notes receivable or other dispositions of accounts receivable in connection with the collection thereof; (m) the licensing or sublicensing of intellectual property or other general intangibles in the ordinary course of business or consistent with industry practice; (n) any surrender or waiver of contract rights or the settlement, release or surrender of contract rights or other litigation claims in the ordinary course of business or consistent with industry practice; (o) the unwinding of any Hedging Obligations; (p) sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the lapse, abandonment or other disposition of intellectual property rights in the ordinary course of business or consistent with industry practice, which in the reasonable good faith determination of the Borrower, are not material to the conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole; (r) the granting of a Lien that is permitted under Section 7.01; (s) the issuance of directors’ qualifying shares and shares of Capital Stock of Foreign Subsidiaries issued to foreign nationals as required by applicable Law; (t) the disposition of any assets (including Equity Interests) (i) acquired in a Permitted Acquisition or other Investment permitted hereunder, which assets are (x) not used or useful in the ordinary course or the principal business of the Borrower and its Restricted Subsidiaries or (y) non-core assets or surplus or unnecessary to the business or operations of the Borrower and its Restricted Subsidiaries or (ii) made in connection with the approval of any applicable antitrust authority or otherwise necessary or advisable in the good faith determination of the Borrower to consummate any acquisition permitted hereunder; (u) dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property; (v) [reserved]; (w) the settlement or early termination of any Permitted Bond Hedge Transaction and the settlement or early termination of any related Permitted Warrant Transaction; and 8 US-DOCS\126387463.20

(x) the sales of property or assets for an aggregate fair market value since the Amendment No. 2 Effective Date not to exceed the greater of (I) $6.5 million and (II) 5.0% of Consolidated EBITDA of the Borrower for the most recently ended Test Period (calculated on a pro forma basis) determined at the time of the making of such disposition. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D-1 or any other form approved by the Administrative Agent. “Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel, to the extent documented in reasonable detail and invoiced. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease Obligation of any Person, the amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Auction Agent” means (a) the Administrative Agent in its capacity as such or (b) any other financial institution or advisor engaged by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(1)(e); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(2)(c). “Available Incremental Amount” has the meaning specified in Section 2.14(4)(c). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” has the meaning specified in Section 8.02. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as announced from time to time by the Administrative Agent as its “prime rate” and (c) the Eurodollar Rate on such day for an 9 US-DOCS\126387463.20

Interest Period of one (1) month plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day)Adjusted Term SOFR calculated on such day (determined in accordance with clause (b) of the definition of Term SOFR) plus 1.00%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Article III hereof, then the Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. In no event shall the Base Rate be less than 1.50%. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Basket” means any amount, threshold, exception or value (including by reference to the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio, the Fixed Charge Coverage Ratio, Consolidated EBITDA or Total Assets) permitted or prescribed with respect to any Lien, Indebtedness, Asset Sale, Investment, Restricted Payment, transaction, action, judgment or amount under any provision in this Agreement or any other Loan Document. “Benchmark” means, initially, USD LIBORas of the Amendment No. 3 Effective Date, the Term SOFR Reference Rate; provided that if a replacement of the Benchmark has occurred pursuant to Section 1.12, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, for any Available Tenor: (1) For purposes of Section 1.12(1), the first alternative set forth below that can be determined by the Administrative Agent; provided that if the alternatives referenced in clause (a) and clause (b) below are both available on the relevant date of determination, the Borrower may elect that either clause (a) or clause (b) be the relevant Benchmark Replacement pursuant to Section 1.12(1): (a) the sum of: (i) Term SOFR and (ii) for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower giving due consideration to (x) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with Term SOFR by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with Term SOFR for U.S. dollar-denominated syndicated credit facilities at such time, or (b) the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of USD LIBOR with a SOFR-based rate having approximately the same length as the interest payment period specified in Section 1.12(1); and 10 US-DOCS\126387463.20

(2) For “Benchmark Replacement” means, for any Available Tenor, for purposes of Section 1.12(21), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2)the above would be less than the Benchmark Rate Floor, the Benchmark Replacement will be deemed to be the Benchmark Rate Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement/Term SOFR Reference Rate Conforming Changes” means, with respect to any Benchmark Replacement or the Term SOFR Reference Rate, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent (in consultation with the Borrower) decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement or the Term SOFR Reference Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement or the Term SOFR Reference Rate exists, in such other manner of administration as the Administrative Agent (in consultation with the Borrower) decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Transition Event” means, with respect to any then-current Benchmark other than USD LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored. “Benchmark Rate Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBORAdjusted Term SOFR. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose 11 US-DOCS\126387463.20 assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Big Boy Letter” means a letter from a Lender acknowledging that (1) an assignee may have information regarding Holdings, the Borrower and any Subsidiary of the Borrower, their ability to perform the Obligations or any other material information that has not previously been disclosed to the Administrative Agent and the Lenders (“Excluded Information”), (2) the Excluded Information may not be available to such Lender, (3) such Lender has independently and without reliance on any other party made its own analysis and determined to assign Term Loans to such assignee or assignor, as applicable, pursuant to Section 10.07(h) or (l) notwithstanding its lack of knowledge of the Excluded Information and (4) such Lender waives and releases any claims it may have against the Administrative Agent, such assignee or assignor, as applicable, Holdings, the Borrower and the Subsidiaries of the Borrower with respect to the nondisclosure of the Excluded Information; or otherwise in form and substance reasonably satisfactory to the Administrative Agent, the parties thereto and the Borrower. “Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Borrower. “Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning specified in Section 6.02. “Borrower Offer of Specified Discount Prepayment” means any offer by any Borrower Party to make a voluntary prepayment of Loans at a specified discount to par pursuant to Section 2.05(1)(e)(B). “Borrower Parties” means the collective reference to Holdings, the Borrower and each Subsidiary of the Borrower and “Borrower Party” means any of them. “Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by any Borrower Party of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 2.05(1)(e)(C). “Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by any Borrower Party of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 2.05(1)(e)(D). “Borrowing” means a borrowing consisting of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar RateSOFR Loans, having the same Interest Period. “Broker-Dealer Regulated Subsidiary” means any Subsidiary of the Borrower that is registered as a broker-dealer under the Exchange Act or any other applicable Laws requiring such registration. “Business Day” means any day that is not a Legal Holiday and with respect to any interest rate settings as to a Eurodollar Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurodollar Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, any day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar 12 US-DOCS\126387463.20

market.Saturday, Sunday or a day on which banks are required or authorized to close in New York City and, when determined in connection with notices and determinations in respect of SOFR or any SOFR Loan or any funding, conversion, continuation, Interest Period or payment of any SOFR Loan, that is also a U.S. Government Securities Business Day. “Buyer” means TPG Pace Holdings Corp., a Cayman Islands exempted company, which will be converted into a Delaware corporation immediately prior to the Closing Date Merger and change its name to “Accel Entertainment, Inc.” “Capital Stock” means: (1) in the case of a corporation, corporate stock or shares in the capital of such corporation; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into or exchangeable for Capital Stock, whether or not such debt securities include any right of participation with Capital Stock. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP in accordance with Section 1.03. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries. “Captive Insurance Subsidiary” means any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Collateral” has the meaning specified in the definition of “Cash Collateralize”. “Cash Collateral Account” means an account held at, and subject to the sole dominion and control of, the Collateral Agent. “Cash Collateralize” means, in respect of an Obligation, to provide and pledge cash or Cash Equivalents in Dollars as collateral, at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent or the relevant Issuing Bank with respect to any Letter of Credit, as applicable (and “Cash Collateralization” has a corresponding meaning). “Cash Collateral” has a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. 13 US-DOCS\126387463.20

“Cash Equivalents” means: (1) Dollars; (2) (a) Euros, Yen, Canadian Dollars, Sterling or any national currency of any participating member state of the EMU; and (b) in the case of any Foreign Subsidiary or any jurisdiction in which the Borrower or any Restricted Subsidiary conducts business, such local currencies held by it from time to time in the ordinary course of business or consistent with industry practice; (3) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed or insured by the U.S. government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 36 months or less from the date of acquisition; (4) certificates of deposit, time deposits and eurodollar time deposits with maturities of three years or less from the date of acquisition, demand deposits, bankers’ acceptances with maturities not exceeding three years and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500.0 million in the case of U.S. banks and $100.0 million (or the U.S. dollar equivalent as of the date of determination) in the case of non-U.S. banks; (5) repurchase obligations for underlying securities of the types described in clauses (3) and (4) above or clauses (7) and (8) below entered into with any financial institution or recognized securities dealer meeting the qualifications specified in clause (4) above; (6) commercial paper and variable or fixed rate notes rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency selected by the Borrower) and in each case maturing within 36 months after the date of acquisition thereof; (7) marketable short-term money market and similar liquid funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency selected by the Borrower); (8) securities issued or directly and fully and unconditionally guaranteed by any state, commonwealth or territory of the United States or any political subdivision or taxing authority of any such state, commonwealth or territory or any public instrumentality thereof having maturities of not more than 36 months from the date of acquisition thereof; (9) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency selected by the Borrower) with maturities of 36 months or less from the date of acquisition; (10) Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency selected by the Borrower) with maturities of 36 months or less from the date of acquisition; 14 US-DOCS\126387463.20

(11) Investments with average maturities of 36 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency selected by the Borrower); (12) investment funds investing substantially all of their assets in securities of the types described in clauses (1) through (11) above; and (13) solely with respect to any Captive Insurance Subsidiary, any investment that the Captive Insurance Subsidiary is not prohibited to make in accordance with applicable Law. In the case of Investments by any Foreign Subsidiary or Investments made in a country outside the U.S., Cash Equivalents will also include (i) investments of the type and maturity described in clauses (1) through (13) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (13) and in this paragraph. Notwithstanding the foregoing, Cash Equivalents will include amounts denominated in currencies other than those set forth in clauses (1) and (2) above; provided that such amounts, except amounts used to pay non-Dollar denominated obligations of the Borrower or any Restricted Subsidiary in the ordinary course of business, are expected by the Borrower to be converted into any currency listed in clause (1) or (2) above as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts (and solely to the extent so converted on or prior to such tenth (10th) Business Day). “Cash Management Agreement” means any agreement entered into from time to time by Holdings, the Borrower or any Restricted Subsidiary in connection with cash management services for collections, other Cash Management Services and for operating, payroll and trust accounts of such Person, including automatic clearing house services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services. “Cash Management Bank” means (a) any Person that is an Agent, a Lender or an Affiliate of an Agent or Lender on the Amendment No. 2 Effective Date or at the time it entered into a Secured Cash Management Agreement, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of an Agent or Lender or (b) any Person from time to time approved by the Administrative Agent and specifically designated in writing as a “Cash Management Bank” by the Borrower to the Administrative Agent. “Cash Management Obligations” means obligations owed by Holdings, the Borrower or any Restricted Subsidiary to any Cash Management Bank in connection with, or in respect of, any Cash Management Services. “Cash Management Services” means (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automatic clearing house fund transfer services, return items and interstate depository network services), (c) foreign exchange, netting and currency management services and (d) any other demand deposit or operating account relationships or other cash management services, including under any Cash Management Agreements. “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed 15 US-DOCS\126387463.20 assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “Change in Law” means the occurrence, after the Amendment No. 2 Effective Date, of any of the following: (a) the adoption of any law, rule, regulation or treaty (excluding the taking effect after the Amendment No. 2 Effective Date of a law, rule, regulation or treaty adopted prior to the Amendment No. 2 Effective Date), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. It is understood and agreed that (i) the Dodd–Frank Wall Street Reform and Consumer Protection Act (Public Law 111-203, H.R. 4173), all Laws relating thereto and all interpretations and applications thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall, for the purpose of this Agreement, be deemed to be adopted subsequent to the Amendment No. 2 Effective Date. “Change of Control” means: (1) (a) any Person (other than a Permitted Holder) or (b) Persons (other than one or more Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), becoming the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) (excluding any employee benefit plan of such Person and its subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), directly or indirectly, of Equity Interests of the Borrower representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower and the percentage of aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests of the Borrower beneficially owned, directly or indirectly, in the aggregate by the Permitted Holders (it being understood and agreed that for purposes of measuring beneficial ownership held by any Person that is not a Permitted Holder, Equity Interests held by any Permitted Holder will be excluded) unless the Permitted Holders have, at such time, directly or indirectly, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Borrower, or (2) the Borrower ceases to be directly or indirectly wholly owned by Holdings (or any successor or Parent Company that has become a Guarantor in lieu of Holdings). “Charge” means any charge, fee, expense, expenditure, cost, loss, accrual, reserve of any kind and any other deduction included in the calculation of Consolidated Net Income. “Class” (a) when used with respect to Lenders, refers to whether such Lenders have Loans or Commitments with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Amendment No. 2 Effective Date Term Loan Commitments, Additional Term Loan Commitments, Revolving Commitments, Incremental Revolving Commitments, Other Revolving Commitments, Incremental Term Commitments, Commitments in respect of any Class of Replacement Loans, Extended Revolving Commitments of a given Extension Series or Other Term Loan Commitments of a given Class of Other Loans, in each case not designated part of another existing Class and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Term Loans, Revolving Loans under the Amendment No. 2 Effective Date Revolving Facility, Incremental Term Loans, Incremental Revolving Loans, Other Revolving Loans, Replacement Loans, Extended Term Loans, Loans made pursuant to Extended Revolving Commitments, or Other Term Loans, in each case not designated part of another existing Class. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans 16 US-DOCS\126387463.20 made pursuant to such Commitments) that have identical terms and conditions shall be construed to be in the same Class. The Amendment No. 2 Effective Date Term Loans and the Additional Term Loans shall constitute a single Class of Term Loans for all purposes under this Agreement; it being understood and agreed that (i) interest shall only accrue with respect to any Additional Term Loan after the funding thereof and (ii) the fees payable in respect of the Additional Term Loan Commitments shall be as set forth herein. “Closing Date” means November 20, 2019. “Closing Date Material Adverse Effect” means a “Company Material Adverse Effect” as defined in the Transaction Agreement. “Closing Date Merger” has the meaning specified in the introductory paragraph to this Agreement. “Closing Date Refinancing” means the repayment of all outstanding Indebtedness under the Existing Credit Agreement. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document and the Mortgaged Properties, if any. “Collateral Agent” has the meaning specified in the introductory paragraph to this Agreement. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages (if any), each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent, Collateral Agent or the Lenders pursuant to Sections 4.01(1)(c), 4.01(d), 6.11 or 6.13 and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means a Revolving Commitment, Incremental Revolving Commitment, Amendment No. 2 Effective Date Term Loan Commitment, Additional Term Loan Commitment, Incremental Term Commitment, Other Revolving Commitment, Other Term Loan Commitment, Extended Revolving Commitment of a given Extension Series, or any commitment in respect of Replacement Loans, as the context may require. “Commitment Fee Rate” means a percentage per annum equal to the Applicable Rate set forth in the “Commitment Fee Rate” column of the chart in the definition of “Applicable Rate”. “Committed Loan Notice” means a notice of (1) a Borrowing with respect to a given Class of Loans, (2) a conversion of Loans of a given Class from one Type to the other or (3) a continuation of Eurodollar RateSOFR Loans of a given Class, pursuant to Section 2.02(1), which, if in writing, shall be substantially in the form of Exhibit A-1, or such other form as may be approved by the Administrative Agent and the Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent and the Borrower), appropriately completed and signed by a Responsible Officer of the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time and any successor statute. 17 US-DOCS\126387463.20

“Company” has the meaning specified in the introductory paragraph to this Agreement. “Compensation Period” has the meaning specified in Section 2.12(3)(b). “Compliance Certificate” means a certificate substantially in the form of Exhibit C and which certificate shall in any event be a certificate of a Financial Officer of the Borrower or Holdings: (1) certifying as to whether a Default has occurred and is continuing and, if applicable, specifying the details thereof and any action taken or proposed to be taken with respect thereto (in each case, other than any Default with respect to which the Administrative Agent has otherwise obtained notice in accordance with Section 6.03(1)), and (2) setting forth (x) a calculation of the First Lien Net Leverage Ratio and the Fixed Charge Coverage Ratio as of the last day of the Test Period covered thereby, (y) whether such First Lien Net Leverage Ratio and Fixed Charge Coverage Ratio as of the last day of the Test Period covered thereby are in compliance with the Financial Covenants for such Test Period and (z) whether the First Lien Net Leverage Ratio as of the last day of the Test Period covered thereby would result in a change in the applicable “Pricing Level” as set forth in the definition of “Applicable Rate” or “Additional Term Loan Commitment Fee Rate” setting forth a calculation of such First Lien Net Leverage Ratio. “Conforming Accounting Report” has the meaning specified in Section 6.01(1). “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person and its Restricted Subsidiaries, including the amortization of intangible assets, deferred financing fees, debt issuance costs, commissions, fees and expenses, the amortization of Capitalized Software Expenditures and the amortization of route and customer acquisition costs and location contracts of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period: (1) increased (without duplication) by the following, in each case (other than clauses (h), (l) and (p)) to the extent deducted (and not added back) in determining Consolidated Net Income for such period: (a) total interest expense and, to the extent not reflected in such total interest expense, any losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such Hedging Obligations or such derivative instruments, and bank and letter of credit fees, letter of guarantee and bankers’ acceptance fees and costs of surety bonds in connection with financing activities, together with items excluded from the definition of “Consolidated Interest Expense” pursuant to the definition thereof; plus (b) provision for taxes based on income, profits, revenue or capital, including federal, foreign and state income, franchise, excise, value added and similar Taxes, property taxes and similar taxes, and foreign withholding Taxes paid or accrued during such period (including any future Taxes or other levies that replace or are intended to be in lieu of taxes, and any penalties and interest related to Taxes or arising from tax examinations) and the net tax expense associated with any adjustments made pursuant to the definition of 18 US-DOCS\126387463.20

“Consolidated Net Income,” and any payments to a Parent Company in respect of such taxes permitted to be made hereunder; plus (c) Consolidated Depreciation and Amortization Expense for such period; plus (d) any other non-cash Charges, including any write-offs or write-downs reducing Consolidated Net Income for such period (provided that, if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, (i) the Borrower in its sole discretion may determine not to add back such non-cash Charge in the current period and (ii) to the extent the Borrower does decide to add back such non-cash Charge, the cash payment in respect thereof, with the exception of any cash payments related to the settlement of deferred compensation balances awarded prior to the Closing Date, in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus (e) Charges consisting of income attributable to minority interests and non-controlling interests of third parties in any non-wholly-owned Restricted Subsidiary, excluding cash distributions in respect thereof, and the amount of any reductions in arriving at Consolidated Net Income resulting from the application of FASB Accounting Standards Codification Topic 810, Consolidation; plus (f) the amount of payments made to optionholders of such Person or any Parent Company in connection with, or as a result of, any distribution being made to equityholders of such Person or its Parent Companies, which payments are being made to compensate such optionholders as though they were equityholders at the time of, and entitled to share in, such distribution, in each case to the extent permitted hereunder; plus (g) non-cash Charges in connection with a change in the fair value of contingent earnout shares and/or warrants with respect to the Transactions; plus (h) cash receipts (or any netting arrangements resulting in reduced cash Charges) not representing Consolidated EBITDA or Consolidated Net Income in any prior period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to clause (2) below for any previous period and not added back; plus (i) any Charges pursuant to any management equity plan, stock option plan or any other management or employee benefit plan, agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of such Person or net cash proceeds of an issuance of Equity Interests of such Person (other than Disqualified Stock); plus (j) any net pension or other post-employment benefit Charges representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification Topic 715, Compensation—Retirement Benefits, and any other items of a similar nature, plus (k) the amount of earnout obligation expense incurred in connection with (including adjustments thereto) any acquisitions and Investments, whether consummated prior to or after the Closing Date; plus 19 US-DOCS\126387463.20

(l) the amount of “run-rate” cost savings, synergies and operating expense reductions resulting from, or related to, mergers and other business combinations, acquisitions, investments, divestitures, dispositions, discontinuance of activities or operations and other specified transactions, restructurings, cost savings initiatives, operational changes and other initiatives (including, for the avoidance of doubt, acquisitions occurring prior to the Closing Date) that are projected by the Borrower in good faith to result from actions either taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 18 months after such merger or other business combination, acquisition, investment, divestiture, disposition, discontinuance of activities or operations or other specified transaction, restructuring, cost savings initiative, operational change or other initiative is consummated (or undertaken or implemented prior to consummation of the acquisition or other applicable transaction), in each case, calculated (1) on a pro forma basis as though such cost savings, synergies or operating expense reductions had been realized on the first day of such period and (2) net of the amount of actual benefits realized from such actions during such period (it is understood and agreed that “run-rate” means the full recurring benefit that is associated with any action taken or with respect to which substantial steps have been taken or are expected to be taken, whether prior to or following the Closing Date) (which adjustments may be incremental to (but not duplicative of) pro forma cost savings, synergies or operating expense reduction adjustments made pursuant to Section 1.07); provided that such cost savings, synergies and operating expenses are reasonably identifiable; provided, further, that the aggregate amount added back in reliance on this clause (l) in any Test Period, together with any increase pursuant to Section 1.07(3) shall not exceed 20% of Consolidated EBITDA (calculated prior to giving effect to the adjustment contemplated by this clause (l) or Section 1.07(3)) for such Test Period; plus (m) any payments in the nature of compensation or expense reimbursement made to independent board members; plus (n) internal software development costs that are expensed during the period but could have been capitalized in accordance with GAAP; plus (o) any loss from discontinued operations (but if such operations are classified as discontinued due to the fact that they are being held for sale or are subject to an agreement to dispose of such operations, if elected by the Borrower in its sole discretion, only when and to the extent such operations are actually disposed of); plus (p) adjustments, exclusions and add-backs that are (i) consistent with Regulation S-X of the SEC and/or (ii) set forth in any quality of earnings analysis prepared by independent registered public accountants of recognized national standing or any other accounting firm reasonably acceptable to the Administrative Agent and delivered to the Administrative Agent, in each case under this subclause (ii), in connection with any Permitted Acquisition or similar permitted investment; and (2) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period: (a) non-cash gains for such period (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Consolidated EBITDA in any prior period other than any such accrual or reserve that has been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition), 20 US-DOCS\126387463.20

(b) the amount of any income consisting of losses attributable to non-controlling interests of third parties in any non-wholly-owned Restricted Subsidiary added to (and not deducted from) Consolidated Net Income in such period; and (c) any net income from discontinued operations (but if such operations are classified as discontinued due to the fact that they are being held for sale or are subject to an agreement to dispose of such operations, if elected by the Borrower in its sole discretion, only when and to the extent such operations are actually disposed of). For the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma adjustments, in accordance with Section 1.07. “Consolidated First Lien Secured Debt” means, as of any date of determination, subject to the definition of “Designated Commitments,” the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet on a consolidated basis in accordance with GAAP, consisting only of Indebtedness for borrowed money, Capitalized Lease Obligations and purchase money Indebtedness, in each case, solely to the extent secured by a Lien on the assets of the Borrower and/or any Restricted Subsidiary (other than any such Indebtedness that is secured by a Lien that is junior to the Liens securing the First Lien Obligations); provided that, for the avoidance of doubt, Consolidated First Lien Secured Debt will not include Operator Earnout Payments, Non-Recourse Indebtedness, undrawn amounts under revolving credit facilities or Indebtedness in respect of any (1) letter of credit, bank guarantees and performance or similar bonds, except to the extent of obligations in respect of drawn standby letters of credit which have not been reimbursed within three (3) Business Days, or (2) Hedging Obligations. The Dollar-equivalent principal amount of any Indebtedness denominated in a foreign currency will reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar-equivalent principal amount of such Indebtedness. “Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the cash interest expense (including that attributable to Capitalized Lease Obligations), net of cash interest income, with respect to Indebtedness of such Person and its Restricted Subsidiaries for such period, other than Non-Recourse Indebtedness, including commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net cash costs under hedging agreements (other than in connection with the early termination thereof); excluding, in each case: (i) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting or pushdown accounting), (ii) interest expense attributable to the movement of the mark-to-market valuation of obligations under Hedging Obligations or other derivative instruments, including pursuant to FASB Accounting Standards Codification Topic 815, Derivatives and Hedging, (iii) costs associated with incurring or terminating Hedging Obligations and cash costs associated with breakage in respect of hedging agreements for interest rates, (iv) commissions, discounts, yield, prepayment premiums or penalties (including any make-whole premiums), and other fees and charges (including any interest expense) incurred in connection with any Non-Recourse Indebtedness, 21 US-DOCS\126387463.20

(v) “additional interest” owing pursuant to a registration rights agreement with respect to any securities, (vi) any payments with respect to any prepayment premium or penalty (including any make-whole premium) or other breakage costs of any Indebtedness, (vii) penalties and interest relating to Taxes, (viii) accretion or accrual of discounted liabilities not constituting Indebtedness, (ix) interest expense attributable to a Parent Company resulting from push-down accounting, (x) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting, (xi) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto in connection with any acquisition or Investment and (xii) annual agency fees paid to any administrative agents and collateral agents with respect to any secured or unsecured loans, debt facilities, debentures, bonds, commercial paper facilities or other forms of Indebtedness (including any security or collateral trust arrangements related thereto), including the Facilities. For purposes of this definition, interest on a Capitalized Lease Obligation will be deemed to accrue at an interest rate determined in good faith by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding (and excluding the effect of), without duplication, (1) extraordinary, one-time, non-recurring and/or unusual gains or Charges (including relating to any strategic initiatives and accruals and reserves in connection with such gains or Charges and including legal fees, expenses, settlements and judgments) and special items; restructuring Charges; accruals or reserves (including restructuring and integration costs related to acquisitions and adjustments to existing reserves, and in each case, whether or not classified as such under GAAP); Charges related to any reconstruction, decommissioning, recommissioning or reconfiguration of facilities and fixed assets for alternative uses; Public Company Costs; Charges related to the integration, consolidation, opening, pre-opening and closing of facilities and fixed assets; severance and relocation costs and expenses; special compensation Charges, consulting fees; signing, retention or completion bonuses and charges, and executive recruiting costs; Charges incurred in connection with strategic initiatives; transition Charges and duplicative running and operating Charges; Charges in connection with non-ordinary course product and intellectual property development; Charges incurred in connection with acquisitions (or purchases of assets) or similar investments prior to or after the Closing Date (including integration costs); business optimization Charges (including Charges relating to business optimization programs, new systems design, Charges related to systems establishment, implementation, integration and upgrades and project start-up); accruals and reserves; Charges attributable to the implementation of cost-savings initiatives and operating improvements and consolidations; curtailments and modifications to pension and post-employment employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments); 22 US-DOCS\126387463.20

(2) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies (including during such period) whether effected through a cumulative effect adjustment or a retroactive application, in each case in accordance with GAAP; (3) [reserved]; (4) any gain (loss) on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business); (5) the Net Income for such period of any Person that is an Unrestricted Subsidiary and, solely for the purpose of determining the amount available for Restricted Payments under clause (3)(a) of Section 7.05(a), the Net Income for such period of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting; provided that the Consolidated Net Income of a Person will be increased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent converted into cash or Cash Equivalents) to such Person or a Restricted Subsidiary thereof in respect of such period; (6) [reserved]; (7) effects of adjustments (including the effects of such adjustments pushed down to such Person and its Restricted Subsidiaries) related to the application of recapitalization accounting or purchase accounting (including in the inventory, property and equipment, software, goodwill, intangible assets, in process research and development, deferred revenue and debt line items); (8) income (loss) from the early extinguishment or conversion of (a) Indebtedness, (b) Hedging Obligations or (c) other derivative instruments; (9) any impairment Charges or asset write-off or write-down in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP; (10) (a) any equity based or non-cash compensation charge or expense, including any such charge or expense arising from grants of stock appreciation, equity incentive programs or similar rights, stock options, restricted stock or other rights to, and any cash charges associated with the rollover, acceleration or payout of, Equity Interests by management of such Person or of a Restricted Subsidiary or any Parent Company, (b) non-cash compensation expense resulting from the application of FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation or FASB Accounting Standards Codification Topic 505-50, Equity-Based Payments to Non-Employees, and (c) any income (loss) attributable to deferred compensation plans or trusts; (11) any Charges during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Asset Sale, disposition, incurrence or repayment of Indebtedness (including such fees, expenses or charges related to the syndication and incurrence of any Indebtedness, including any Facilities hereunder), issuance of Equity Interests (including by any direct or indirect parent of the Borrower), recapitalization, refinancing transaction (including the refinancing transactions contemplated by the Loan Documents to occur on the Amendment No. 2 Effective Date) or amendment or modification of any debt instrument (including any amendment or other modification of any Indebtedness, including the Loan Documents) and including, in each case, any such transaction whether consummated on, after or prior to the Closing Date and any such transaction undertaken but not completed, and any charges or nonrecurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful or consummated and, if not consummated, whether or not permitted under the terms of this Agreement (including, for the avoidance of doubt, the effects of expensing all transaction related expenses in accordance with FASB Accounting Standards Codification Topic 805, Business Combinations); 23 US-DOCS\126387463.20

(12) accruals and reserves that are established or adjusted in connection with an Investment or an acquisition that are required to be established or adjusted as a result of such Investment or such acquisition, in each case in accordance with GAAP; (13) any expenses, charges or losses to the extent covered by insurance that are, directly or indirectly, reimbursed or reimbursable by a third party, and any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition, Investment or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement; (14) any non-cash gain (loss) attributable to the mark to market movement in the valuation of Hedging Obligations or other derivative instruments pursuant to FASB Accounting Standards Codification Topic 815, Derivatives and Hedging or mark to market movement of other financial instruments pursuant to FASB Accounting Standards Codification Topic 825, Financial Instruments; (15) any net realized or unrealized gain or loss (after any offset) resulting in such period from currency transaction or translation gains or losses, including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from (a) Hedging Obligations for currency exchange risk and (b) resulting from intercompany indebtedness) and any other foreign currency transaction or translation gains and losses; (16) any adjustments resulting from the application of FASB Accounting Standards Codification Topic 460, Guarantees, or any comparable regulation; (17) any non-cash rent expense; (18) [reserved]; (19) any non-cash expenses, accruals or reserves related to adjustments to historical tax exposures; and (20) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses or otherwise) and adjustments thereof and purchase price adjustments. In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, Consolidated Net Income will include the amount of proceeds received or receivable from business interruption insurance, the amount of any expenses or charges incurred by such Person or its Restricted Subsidiaries during such period that are, directly or indirectly, reimbursed or reimbursable by a third party, and amounts that are covered by indemnification or other reimbursement provisions in connection with any acquisition, Investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder. Notwithstanding the foregoing, for the purpose of Section 7.05(a) (other than clause (3)(d) of Section 7.05(a)), there will be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by such Person and its Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments from such Person and its Restricted Subsidiaries, any repayments of loans and advances which constitute Restricted Investments by such Person or any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under clause (3)(d) of Section 7.05(a). “Consolidated Secured Debt” means, as of any date of determination, subject to the definition of “Designated Commitments,” the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance 24 US-DOCS\126387463.20 sheet on a consolidated basis in accordance with GAAP, consisting only of Indebtedness for borrowed money, Capitalized Lease Obligations and purchase money Indebtedness, in each case, solely to the extent secured by a Lien on the assets of the Borrower and/or any Restricted Subsidiary; provided that, for the avoidance of doubt, Consolidated Secured Debt will not include Operator Earnout Payments, Non-Recourse Indebtedness, undrawn amounts under revolving credit facilities or Indebtedness in respect of any (1) letter of credit, bank guarantees and performance or similar bonds, except to the extent of obligations in respect of drawn standby letters of credit which have not been reimbursed within three (3) Business Days, or (2) Hedging Obligations. The Dollar-equivalent principal amount of any Indebtedness denominated in a foreign currency will reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar-equivalent principal amount of such Indebtedness. “Consolidated Total Debt” means, as of any date of determination, subject to the definition of “Designated Commitments,” the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet on a consolidated basis in accordance with GAAP, consisting only of Indebtedness for borrowed money, Capitalized Lease Obligations and purchase money Indebtedness; provided that, for the avoidance of doubt, Consolidated Total Debt will not include Operator Earnout Payments, Non-Recourse Indebtedness, undrawn amounts under revolving credit facilities or Indebtedness in respect of any (1) letter of credit, bank guarantees and performance or similar bonds, except to the extent of obligations in respect of drawn standby letters of credit which have not been reimbursed within three (3) Business Days, or (2) Hedging Obligations. The Dollar-equivalent principal amount of any Indebtedness denominated in a foreign currency will reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar-equivalent principal amount of such Indebtedness. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other monetary obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Controlled Investment Affiliate” means, as to any Person, any other Person, other than any Investor, which directly or indirectly is in control of, is controlled by, or is under common control with 25 US-DOCS\126387463.20 such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Borrower or other companies. “Convertible Indebtedness” means Indebtedness of the Borrower (which may be guaranteed by the Guarantors) permitted to be incurred hereunder that is either (a) convertible into common equity of the Borrower (and cash in lieu of fractional shares) or cash (in an amount determined by reference to the price of such common equity) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common equity of the Borrower or cash (in an amount determined by reference to the price of such common equity). “Corrective Extension Amendment” has the meaning specified in Section 2.16(6). “Credit Agreement Refinanced Debt” has the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness”. “Credit Agreement Refinancing Indebtedness” means (a) Permitted Equal Priority Refinancing Debt, (b) Permitted Junior Priority Refinancing Debt or (c) Permitted Unsecured Refinancing Debt; provided that, in each case, such Indebtedness is issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) to Refinance, in whole or in part, existing Loans (or, if applicable, unused Commitments) or any then-existing Credit Agreement Refinancing Indebtedness (“Credit Agreement Refinanced Debt”); provided, further, that (i) the terms of any such Indebtedness (excluding, for the avoidance of doubt, interest rates (including through fixed interest rates), interest margins, rate floors, fees, funding discounts, original issue discounts and prepayment premiums or penalties (including any make-whole premiums) or redemption premiums and terms) shall either, at the option of the Borrower, (A) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Indebtedness (as determined by the Borrower in good faith), (B) if otherwise not consistent with the terms of such Credit Agreement Refinanced Debt, not be materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of such Credit Agreement Refinanced Debt, except, in each case under this clause (B), with respect to (x) covenants and other terms applicable to any period after the Latest Maturity Date of the Loans in effect immediately prior to such Refinancing or (y) a Previously Absent Financial Maintenance Covenant (so long as, to the extent that such Indebtedness includes a Previously Absent Financial Maintenance Covenant that is in effect prior to the Latest Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Facility that then benefits from a financial covenant or (C) be reasonably satisfactory to the Administrative Agent (provided that, at Borrower’s election, to the extent any term or provision is added for the benefit of (x) the lenders of any such Indebtedness that consists of term facilities, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of each Term Facility or (y) the lenders of any such Indebtedness that consists of revolving credit facilities, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of each Revolving Facility), (ii) any such Indebtedness shall have a maturity date that is no earlier than the Credit Agreement Refinanced Debt and a Weighted Average Life to Maturity equal to or greater than that of the Credit Agreement Refinanced Debt as of the date of determination, (iii) such Indebtedness shall not have a greater principal amount (or shall not have a greater accreted value, if applicable) than the principal amount (or accreted value, if applicable) of the Credit Agreement Refinanced Debt plus accrued interest, fees and premiums (including any prepayment premium (including any make-whole premium), prepayment penalty and/or any tender premium) and penalties (if any) thereon and fees, expenses, original issue discount and upfront fees incurred in connection with such Refinancing plus the amount of any other Indebtedness permitted under one or more other Baskets under Section 7.02 (which shall be deemed a utilization of any such Baskets), (iv) such Credit Agreement Refinanced Debt shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, within five (5) Business Days after the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained with the Net Proceeds received from the incurrence or issuance of such Indebtedness and 26 US-DOCS\126387463.20

(v) any mandatory prepayments of (I) any Permitted Junior Priority Refinancing Debt or Permitted Unsecured Refinancing Debt may not be made except to the extent that prepayments are not prohibited hereunder and to the extent required hereunder or pursuant to the terms of any Permitted Equal Priority Refinancing Debt, first made or offered to the holders of the Term Loans constituting First Lien Obligations and any such Permitted Equal Priority Refinancing Debt, and (II) any Permitted Equal Priority Refinancing Debt in respect of events described in Sections 2.05(2)(b) and (d)(i), may be made on a pro rata basis, less than a pro rata basis or greater than a pro rata basis (but not greater than a pro rata basis as compared to any Class of Term Loans constituting First Lien Obligations with an earlier maturity date unless the Credit Agreement Refinanced Debt was so entitled to participate on a greater than a pro rata basis) with each Class of Term Loans constituting First Lien Obligations under Sections 2.05(2)(b) and (d)(i); provided, further, that “Credit Agreement Refinancing Indebtedness” may be incurred in the form of a bridge or other interim credit facility intended to be Refinanced with (or which converts into or is exchanged for) long-term indebtedness (and such bridge or other interim credit facility shall be deemed to satisfy clause (ii) of the second proviso in this definition so long as (x) such credit facility includes customary “rollover” provisions and (y) assuming such credit facility were to be extended pursuant to such “rollover” provisions, such extended credit facility would comply with clause (ii) above) and in which case, on or prior to the first anniversary of the incurrence of such “bridge” or other interim credit facility, clause (v) of the second proviso in this definition shall not prohibit the inclusion of customary terms for “bridge” facilities, including customary mandatory prepayment, repurchase or redemption provisions. “Credit Extension” means each of the following: (i) a Borrowing and (ii) an L/C Credit Extension. “Cure Amount” has the meaning specified in Section 8.04(1). “Cure Expiration Date” has the meaning specified in Section 8.04(1)(a). “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debt Fund Affiliate” means any Affiliate of an Investor that is a bona fide diversified debt fund that is not (a) a natural person or (b) Holdings, the Borrower or any Subsidiary of the Borrower. “Debt Representative” means, with respect to any series of Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent or representative under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning specified in Section 2.05(2)(g). “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. 27 US-DOCS\126387463.20

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans that are Revolving Loans plus (c) 2.00% per annum; provided that, with respect to the outstanding principal amount of any Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan (giving effect to Section 2.02(3)) plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Defaulting Lender” means, subject to Section 2.17(2), any Person that (a) has refused (which refusal may be given verbally or in writing and has not been retracted) or failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of L/C Obligations, within one Business Day of the date required to be funded by it hereunder, (b) has failed to pay over to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, (c) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or generally under other agreements in which it commits to extend credit, (d) has failed, within three (3) Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (e) has, or has a direct or indirect parent company that has, either (i) admitted in writing that it is insolvent or (ii) become subject to a Lender-Related Distress Event. Any determination by the Administrative Agent as to whether a Lender is a Defaulting Lender shall be conclusive absent manifest error. “Designated Commitments” means any commitments to make loans or extend credit on a revolving basis (or delayed draw basis) to the Borrower or any Restricted Subsidiary by any Person other than the Borrower or any Restricted Subsidiary that have been designated in an Officer’s Certificate delivered to the Administrative Agent as “Designated Commitments” until such time as the Borrower subsequently delivers an Officer’s Certificate to the Administrative Agent to the effect that such commitments will no longer constitute “Designated Commitments”; provided that, during such time (including at the time of the incurrence of such Designated Commitments), (i) except for purposes of the definition of “Applicable Rate,” “Applicable Additional Term Loan Commitment Fee Rate,” the First Lien Net Leverage Ratios set forth in Section 2.05(2)(b) and determining actual compliance with the Financial Covenants, such Designated Commitments will be deemed an incurrence of Indebtedness on such date and will be deemed outstanding for purposes of calculating the Fixed Charge Coverage Ratio, Secured Net Leverage Ratio, Total Net Leverage Ratio, First Lien Net Leverage Ratio and the availability of any Baskets hereunder and (ii) commencing on the date such Designated Commitments are established after giving pro forma effect to the incurrence of the entire committed amount of the Indebtedness thereunder (but without netting any cash proceeds thereof), such committed amount under such Designated Commitments may thereafter be borrowed (and reborrowed, if applicable), in whole or in part, from time to time, without further compliance with any Basket or financial ratio or test under this Agreement (including the Fixed Charge Coverage Ratio, Secured Net Leverage Ratio, Total Net Leverage Ratio or First Lien Net Leverage Ratio). “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale, redemption or repurchase of, or collection or payment on, such Designated Non-Cash Consideration. “Designated Preferred Stock” means Preferred Stock of the Borrower, any Restricted Subsidiary thereof or any Parent Company (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an Officer’s Certificate, on or promptly after the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (3) of Section 7.05(a). 28 US-DOCS\126387463.20

“Discharge” means, with respect to any Indebtedness, the repayment, prepayment, repurchase (including pursuant to an offer to purchase), redemption, defeasance or other discharge of such Indebtedness, in any such case in whole or in part. “Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.05(1)(e)(B)(2). “Discount Range” has the meaning assigned to such term in Section 2.05(1)(e)(C)(1). “Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.05(1)(e)(C)(1). “Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(1)(e)(C)(1) substantially in the form of Exhibit J. “Discount Range Prepayment Offer” means the written offer by a Lender, substantially in the form of Exhibit K, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice. “Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.05(1)(e)(C)(1). “Discount Range Proration” has the meaning assigned to such term in Section 2.05(1)(e)(C)(3). “Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.05(1)(e)(D)(3). “Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.05(1)(e)(B), Section 2.05(1)(e)(C) or Section 2.05(1)(e)(D), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent. “Discounted Term Loan Prepayment” has the meaning assigned to such term in Section 2.05(1)(e)(A). “disposition” has the meaning set forth in the definition of “Asset Sale”. “Disqualified Institution” means (a) any competitor of the Borrower or its Subsidiaries identified in writing by or on behalf of the Borrower or the Investor to (i) the Arrangers on or prior to the Amendment No. 2 Effective Date and (ii) with respect to competitors of the Borrower that are operating companies, the Arrangers on or prior to the Amendment No. 2 Effective Date or the Administrative Agent from time to time after the Amendment No. 2 Effective Date; (b) those particular banks, financial institutions, other institutional lenders and other Persons identified in writing by the Borrower or the Investor to the Arrangers on or prior to the Amendment No. 2 Effective Date and (c) any Affiliate of the entities described in the preceding clauses (a) or (b) that are reasonably identifiable as such on the basis of their name (other than, solely in the case of clause (a) above, Affiliates that constitute bona fide debt funds primarily investing in loans); provided that any Person that is a Lender or Participant and subsequently becomes a Disqualified Institution (but was not a Disqualified Institution at the time it became a Lender or a Participant, as 29 US-DOCS\126387463.20 applicable) shall be deemed to not be a Disqualified Institution hereunder (in the case of any such Participant that is not a Lender, solely with respect to the participations held by such Participant). The identity of Disqualified Institutions may be communicated by the Administrative Agent to a Lender, prospective Lender or prospective Participant, upon request, but will not be otherwise posted or distributed to any Person. “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is redeemable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than (i) for any Qualified Equity Interests or (ii) solely as a result of a change of control, asset sale, casualty, condemnation or eminent domain) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than (i) for any Qualified Equity Interests or (ii) solely as a result of a change of control, asset sale, casualty, condemnation or eminent domain), in whole or in part, in each case prior to the date 91 days after the earlier of the then Latest Maturity Date or the date the Loans are no longer outstanding and the Commitments have been terminated; provided that if such Capital Stock is issued pursuant to any plan for the benefit of future, current or former employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower or its Subsidiaries or any Parent Company or by any such plan to such employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof), such Capital Stock will not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s, consultant’s or independent contractor’s termination, death or disability; provided, further, any Capital Stock held by any future, current or former employee, director, officer, member of management, consultant or independent contractor (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries, any Parent Company, or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors (or the compensation committee thereof), in each case pursuant to any equity subscription or equity holders’ agreement, management equity plan or stock option plan or any other management or employee benefit plan or agreement will not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or any Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s, consultant’s or independent contractor’s termination, death or disability. For the purposes hereof, the aggregate principal amount of Disqualified Stock will be deemed to be equal to the greater of its voluntary or involuntary liquidation preference and maximum fixed repurchase price, determined on a consolidated basis in accordance with GAAP, and the “maximum fixed repurchase price” of any Disqualified Stock that does not have a fixed repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any relevant date of determination, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value shall be determined in good faith by the Borrower. “Distressed Agent” shall have the meaning provided in the definition of “Agent-Related Distress Event”. “Distressed Person” shall have the meaning provided in the definition of “Lender-Related Distress Event”. “Documentation Agent” means U.S. Bank National Association in its capacity as documentation agent under this Agreement. “Dollar” and “$” mean lawful money of the United States. 30 US-DOCS\126387463.20

“Domestic Subsidiary” means any direct or indirect Subsidiary of the Borrower that is organized under the Laws of the United States, any state thereof or the District of Columbia. “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. “Early Opt-in Election” means the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” has the meaning specified in Section 10.07(a). “EMU” means the economic and monetary union as contemplated in the Treaty on European Union. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and sub-surface strata, and natural resources such as wetlands, flora and fauna. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability or Environmental Law (hereinafter “Environmental Claims”), including (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, 31 US-DOCS\126387463.20 contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law. “Environmental Laws” means any and all Laws relating to pollution or the protection of the Environment or, to the extent relating to exposure to Hazardous Materials, human health. “Environmental Liability” means any liability (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of or relating to any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract or other written agreement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equal Priority Intercreditor Agreement” means, to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which are intended to rank equal in priority to the Liens on the Collateral securing the First Lien Obligations under this Agreement (but without regard to the control of remedies), at the option of the Borrower and the Administrative Agent acting together in good faith, either (a) an intercreditor agreement substantially in the form of Exhibit G-1, together with any changes thereto which are reasonably acceptable to the Administrative Agent and the Borrower or (b) a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank equal in priority to the Liens on the Collateral securing the First Lien Obligations under this Agreement (but without regard to the control of remedies), in each case with such modifications thereto as the Administrative Agent and the Borrower may agree. “Equity Interests” means, with respect to any Person, the Capital Stock of such Person and all warrants, options or other rights to acquire Capital Stock of such Person, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock of such Person. “Equity Offering” means any public or private sale of common equity or Preferred Stock of the Borrower or any Parent Company (excluding Disqualified Stock), other than: (1) public offerings with respect to the Borrower’s or any Parent Company’s common equity registered on Form S-4 or Form S-8; (2) issuances to any Restricted Subsidiary of the Borrower; and (3) any such public or private sale that constitutes an Excluded Contribution. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with any Loan Party is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in 32 US-DOCS\126387463.20

Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any Loan Party or any of their respective ERISA Affiliates concerning the imposition of withdrawal liability or written notification that a Multiemployer Plan is “insolvent” (within the meaning of Section 4245 of ERISA) or has been determined to be in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement in writing of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the imposition of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or Multiemployer Plan, other than for the payment of PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any of their respective ERISA Affiliates; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) a failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 of the Code) with respect to a Pension Plan, whether or not waived; (h) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan; (i) the imposition of a lien under Section 303(k) of ERISA or Section 430(k) of the Code with respect to any Pension Plan; (j) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); or (k) the occurrence of a nonexempt prohibited transaction with respect to any Pension Plan maintained or contributed to by any Loan Party or any of their respective ERISA Affiliates (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to any Loan Party. “Erroneous Payment” has the meaning specified in Section 2.18(3)(A). “Escrow” has the meaning specified in the definition of “Indebtedness”. “Escrowed Proceeds” means the proceeds from the offering of any debt securities or other Indebtedness paid into an escrow account with an independent escrow agent on the date of the applicable offering or incurrence pursuant to escrow arrangements that permit the release of amounts on deposit in such escrow account upon satisfaction of certain conditions or the occurrence of certain events. The term “Escrowed Proceeds” shall include any interest earned on the amounts held in escrow. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” or “euro” means the single currency of participating member states of the EMU. “Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) 33 US-DOCS\126387463.20

Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day; provided that in no event shall the Eurodollar Rate for Loans that bear interest at a rate based on clauses (a) and (b) of this definition be less than 0.50%. “Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate”. “Event of Default” has the meaning specified in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Accounts” means (a) accounts established (or otherwise maintained) by the Loan Parties the average weekly balances in which do not exceed $200,000 individually and $750,000 in the aggregate for all such accounts, (b) any Trust Fund Account, (c) accounts used exclusively for disbursements and payments (including payroll) in the ordinary course of business, (d) zero balance accounts or (e) accounts that are located outside of the United States. “Excluded Assets” means (i) (x) any fee-owned real property (other than Material Real Property), (y) any leasehold interest in real property and (z) any fee-owned real property (whether already mortgaged, or is required or intended to be mortgaged, at any time of determination) located in a flood hazard area or such property or mortgage thereon would be subject to any flood insurance due diligence (other than in respect of initial flood hazard determinations as to whether any property is located in a flood hazard area), flood insurance requirements or compliance with any Flood Insurance Laws, (ii) motor vehicles and other assets subject to certificates of title, except to the extent a security interest therein can be perfected by the filing of a UCC financing statement, (iii) all commercial tort claims that are not expected to result in a judgment or settlement payment in excess of $5.0 million (as determined by the Borrower in good faith), (iv) any governmental or regulatory licenses, authorizations, certificates, charters, franchises, approvals and consents (whether Federal, State, or otherwise) to the extent a security interest therein is prohibited or restricted thereby or requires any consent, acknowledgment or authorization from a Governmental Authority not obtained (without any requirement to obtain such consent, acknowledgment or authorization) other than proceeds and receivables thereof, the assignment of which is deemed effective under the UCC notwithstanding such prohibition, (v) assets to the extent the pledge thereof or grant of security interests therein (x) is prohibited or restricted by any applicable Law, rule or regulation or would require any consent, approval or authorization of any governmental or regulatory authority not obtained (without any requirement to obtain such any consent, approval or authorization) (other than proceeds and receivables thereof, the assignment of which is deemed effective under the UCC notwithstanding such prohibition), (y) would cause the destruction, invalidation or abandonment of such asset under applicable Law (solely with respect to any intellectual property), or (z) is prohibited by any contract or would require any consent, approval, license or other authorization of any third party (other than Holdings or its Subsidiaries), (provided that such requirement existed on the Closing Date or at the time of the acquisition of such assets and was not incurred in contemplation thereof (other than in the case of capital leases and purchase money financings)), or governmental or regulatory authority not obtained (without any requirement to obtain such consent, approval, 34 US-DOCS\126387463.20 license or other authorization), other than, in the case of clauses (x) and (z) above, to the extent such prohibition, restriction, authorization, consent or approval requirement is rendered ineffective pursuant to the UCC, (vi) margin stock and Equity Interests in any Person that is not the Borrower or a wholly owned Restricted Subsidiary of the Borrower, (vii) Equity Interests in Immaterial Subsidiaries and Excluded Subsidiaries (other than first tier Foreign Subsidiaries and first tier Foreign Subsidiary Holdcos that are Restricted Subsidiaries; provided that in the case of any first tier Foreign Subsidiary or first tier Foreign Subsidiary Holdco, the pledge of the Equity Interests of such Subsidiary shall be limited to no more than 65% of the total issued and outstanding Equity Interests of such first tier Foreign Subsidiary or Foreign Subsidiary Holdco), (viii) any lease, license or agreement (not otherwise subject to clause (v) above) or any property that is subject to a capital lease, purchase money security interest or similar arrangement, in each case permitted by this Agreement, to the extent that a grant of a security interest therein (a) would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than Holdings, the Borrower or any of its Subsidiaries) or (b) would require governmental or regulatory approval, consent or authorization not obtained (without any requirement to obtain such approval, consent or authorization), other than, in the case of clauses (a) and (b), (A) proceeds and receivables thereof and (B) to the extent such violation, invalidation, right of termination, approval, consent or authorization requirement is rendered ineffective pursuant to the UCC, (ix) Trust Fund Accounts, (x) letter of credit rights, except to the extent perfection of the security interest therein is accomplished by the filing of a UCC financing statement, (xi) any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (xii) assets where the burden or cost (including any adverse tax consequences to the Borrower, any Parent Company or any Subsidiary) of obtaining a security interest therein or perfection thereof exceeds the practical benefit to the Lenders afforded thereby as reasonably determined between the Borrower and the Administrative Agent, (xiii) any assets to the extent a security interest in such assets or perfection thereof would result in material adverse tax consequences to the Borrower, any Parent Company or any Subsidiary as reasonably determined by the Borrower in good faith, in consultation with the Administrative Agent and (xiv) any assets located in or governed by any non-U.S. jurisdiction law or regulation (other than (x) Equity Interests and intercompany debt of Foreign Subsidiaries otherwise required to be pledged pursuant to the Collateral Documents and (y) assets that can be perfected by the filing of a UCC financing statement), including any intellectual property registered or applied for in a non-U.S. jurisdiction. 35 US-DOCS\126387463.20

“Excluded Contribution” means net cash proceeds or the fair market value of marketable securities or the fair market value of Qualified Proceeds received by the Borrower from: (1) contributions to its common equity capital; (2) dividends, distributions, fees and other payments from any joint ventures that are not Restricted Subsidiaries; and (3) the sale (other than to a Restricted Subsidiary of the Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Borrower; in each case, designated as Excluded Contributions pursuant to an Officer’s Certificate and that are excluded from the calculation set forth in clause (3) of Section 7.05(a); provided that Excluded Contributions shall not include Cure Amounts. “Excluded Proceeds” means, with respect to any Asset Sale or Casualty Event, the sum of (1) any Net Proceeds therefrom that constitute Declined Proceeds and (2) any Net Proceeds therefrom that otherwise are waived by the Required Facility Lenders from the requirement to be applied to prepay the applicable Term Loans pursuant to Section 2.05(2)(b). “Excluded Subsidiaries” means all of the following and “Excluded Subsidiary” means any of them (in each case, subject to Section 6.11(4) and the definition of “Subsidiary Guarantor”): (1) any Subsidiary that is not a direct, wholly owned Subsidiary of the Borrower or a Subsidiary Guarantor, (2) any Foreign Subsidiary, (3) any Foreign Subsidiary Holdco, (4) any Domestic Subsidiary that is a Subsidiary of any (i) Foreign Subsidiary or (ii) Foreign Subsidiary Holdco, (5) any Subsidiary (including any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions) that is prohibited or restricted by applicable Law or by Contractual Obligation (including in respect of assumed Indebtedness permitted hereunder and not created in contemplation of the applicable investment or acquisition) existing on the Closing Date (or, with respect to any Subsidiary acquired by the Borrower or a Restricted Subsidiary after the Closing Date (and so long as such Contractual Obligation was not incurred in contemplation of such investment or acquisition), on the date such Subsidiary is so acquired) from providing a Guaranty (including any Broker-Dealer Regulated Subsidiary) or if such Guaranty would require governmental (including regulatory) or third party (other than any Loan Party or their respective Subsidiaries) consent, approval, license or authorization not obtained, (6) any special purpose vehicle (or similar entity), (7) any Captive Insurance Subsidiary, not-for-profit Subsidiary or broker-dealer Subsidiary, (8) any Subsidiary that is not a Material Subsidiary, 36 US-DOCS\126387463.20

(9) any Subsidiary where the Borrower and the Administrative Agent reasonably determine that the burden or cost (including any adverse tax consequences) of providing the Guaranty will outweigh the benefits to be obtained by the Lenders therefrom, (10) any Unrestricted Subsidiary, and (11) any other Subsidiaries as mutually agreed between the Borrower and the Administrative Agent. “Excluded Swap Obligation” means, with respect to any Loan Party, (a) any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (each such obligation, a “Swap Obligation”), if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.02 of the Guaranty and any other “keepwell, support or other agreement” for the benefit of such Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act) at the time the guarantee of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation, or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Loan Party is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Loan Party becomes or would become effective with respect to such Swap Obligation, or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Loan Party as specified in any agreement between the relevant Loan Parties and hedge counterparty applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means, with respect to each Agent and each Lender, (1) any Tax imposed on (or measured by) such Agent or Lender’s net income or profits (or net worth Tax in lieu of such Tax on net income or profits), or franchise Taxes, imposed by a jurisdiction as a result of such Agent or Lender being organized under the laws of or having its principal office or applicable Lending Office located in such jurisdiction or as a result of any other present or former connection between such Agent or Lender and the jurisdiction (including as a result of such Agent or Lender carrying on a trade or business, having a permanent establishment or being a resident for Tax purposes in such jurisdiction), other than a connection arising solely from such Agent or Lender having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or sold or assigned an interest is, any Loan or Loan Document, (2) any branch profits Tax under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (1), (3) other than with respect to and to the extent that any Lender becomes a party hereto pursuant to the Borrower’s request under Section 3.07, any U.S. federal Tax that is withheld or required to be withheld on amounts payable to or for the account of a Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date such Lender (i) acquires such interest in the applicable Commitment or, if such Lender did not fund the applicable Loan pursuant to a prior Commitment, on the date such Lender acquires the applicable interest in 37 US-DOCS\126387463.20 such Loan (or where the Lender is a partnership for U.S. federal income Tax purposes, pursuant to a Law in effect on the later of the date on which such Lender acquires such interest or the date on which the affected partner becomes a partner of such Lender), or (ii) designates a new Lending Office (or where the Lender is a partnership for U.S. federal income Tax purposes, pursuant to a Law in effect on the later of the date on which the Lender designates a new Lending Office or, if applicable, the date on which the affected partner designates a new Lending Office) except, in the case of a Lender or partner that designates a new Lending Office or is an assignee, to the extent that such Lender or partner (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts from a Loan Party with respect to such U.S. federal Tax pursuant to Section 3.01, (4) any withholding Tax attributable to such Lender’s failure to comply with Section 3.01(3), (5) any Tax imposed under FATCA, and (6) any U.S. federal backup withholding under Section 3406 of the Code. (7) any interest, additions to taxes and penalties with respect to any taxes described in clauses (1) through (6) of this definition. “Existing Credit Agreement” means that certain Third Amended and Restated Loan and Security Agreement, dated as of April 10, 2018, by and among, inter alios, Accel Entertainment Gaming, LLC, an Illinois limited liability company, as borrower, the lenders from time to time party thereto and CIBC Bank USA, as administrative agent, as amended, restated, supplemented or otherwise modified from time to time. “Existing Revolving Class” has the meaning specified in Section 2.16(2). “Existing Term Loan Class” has the meaning specified in Section 2.16(1). “Extended Revolving Commitments” has the meaning specified in Section 2.16(2). “Extended Term Loans” has the meaning specified in Section 2.16(1). “Extending Lender” means an Extending Revolving Lender or an Extending Term Lender, as the case may be. “Extending Revolving Lender” has the meaning specified in Section 2.16(3). “Extending Term Lender” has the meaning specified in Section 2.16(3). “Extension” means the establishment of an Extension Series by amending a Loan pursuant to Section 2.16 and the applicable Extension Amendment. “Extension Amendment” has the meaning specified in Section 2.16(4). “Extension Election” has the meaning specified in Section 2.16(3). “Extension Minimum Condition” means a condition to consummating any Extension that a minimum amount (to be determined and specified in the relevant Extension Request, in the Borrower’s sole discretion) of any or all applicable Classes be submitted for Extension. 38 US-DOCS\126387463.20

“Extension Request” means any Term Loan Extension Request or any Revolving Extension Request, as the case may be. “Extension Series” means any Term Loan Extension Series or a Revolving Extension Series, as the case may be. “Facilities” means the Amendment No. 2 Effective Date Term Loan Commitments, the Amendment No. 2 Effective Date Term Loans, the Additional Term Loan Facility, the Additional Term Loans, the Revolving Facility, a given Extension Series of Extended Revolving Commitments, a given Class of Other Term Loans, a given Extension Series of Extended Term Loans, a given Class of Incremental Term Loans, a given Class of Incremental Revolving Commitments, any Other Revolving Loan (or Commitment) or a given Class of Replacement Loans, as the context may require, and “Facility” means any of them. “fair market value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Borrower in good faith. “FATCA” means Sections 1471 through 1474 of the Code as in effect on the Amendment No. 2 Effective Date or any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with (and, in each case, any current or future regulations promulgated thereunder or official interpretations thereof), any applicable intergovernmental agreement entered into in respect thereof, and any provision of law or administrative guidance implementing or interpreting such provisions, including any agreements entered into pursuant to any such intergovernmental agreement or Section 1471(b)(1) of the Code as of the Amendment No. 2 Effective Date (or any amended or successor version described above). “FCA” has the meaning specified in Section 1.12. “FCPA” has the meaning specified in Section 5.01. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) of the quotations for the day for such transactions received by the Administrative Agent from three depository institutions of recognized standing selected by it. For the avoidance of doubt, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Financial Covenants” means the covenants specified in Section 7.12. “Financial Officer” means, with respect to a Person, the chief financial officer, accounting officer, treasurer, controller or other senior financial or accounting officer of such Person, as appropriate. “First Lien Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Secured Debt outstanding as of the last day of such Test Period, minus the Unrestricted Cash Amount on such last day to (b) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such Test Period, in each case on a pro forma basis with such pro forma adjustments as are consistent with Section 1.07. “First Lien Obligations” means the Obligations, the Permitted Incremental Equivalent Debt and the Credit Agreement Refinancing Indebtedness, in each case, that are, or purported to be, secured by the 39 US-DOCS\126387463.20

Collateral on an equal priority basis (but without regard to the control of remedies) with Liens on the Collateral securing the Initial Term Loans. For the avoidance of doubt, “First Lien Obligations” shall include the Initial Term Loans. “Fixed Charge Coverage Ratio” means, with respect to any Test Period, the ratio of (a) (i) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such Test Period minus (ii) the sum of (A) the amount of Taxes paid by the Borrower and the Restricted Subsidiaries in cash during such Test Period (it being understood and agreed for the avoidance of doubt that “Taxes” does not include amounts paid to any state or agency or commission in connection with gaming revenue share), (B) 3.00% of the consolidated revenue of the Borrower and the Restricted Subsidiaries during such Test Period, (C) Operator Earnout Payments paid by the Borrower and the Restricted Subsidiaries during such Test Period and (D) cash Restricted Payments of the type described in clauses (A) and (B) of the definition thereof made in reliance on Sections 7.05(a)(3)(a) and (g) and/or Sections (b)(8), (b)(9), (b)(10) and/or (b)(17) that, in each case, constitute regularly scheduled dividends payable generally to the shareholders of Holdings that are financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries over (b) Fixed Charges of the Borrower and the Restricted Subsidiaries during such Test Period, in each case on a pro forma basis with such pro forma adjustments as are consistent with Section 1.07. “Fixed Charges” means, with respect to any Person for any period, without duplication, (a) scheduled cash payments of principal by such Person and its Restricted Subsidiaries during such period with respect to debt for borrowed money, (b) scheduled payments in respect of Capitalized Lease Obligations by such Person and its Restricted Subsidiaries during such period to the extent allocated to principal in accordance with GAAP and (c) scheduled payments of (A) cash interest with respect to debt for borrowed money and Capitalized Lease Obligations by such Person and its Restricted Subsidiaries during such period and (B) Letter of Credit fees payable by such Person and its Restricted Subsidiaries pursuant to Section 2.03(9) during such period. “Flood Insurance Laws” means, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “floor” means, with respect to any reference rate of interest, any fixed minimum amount specified for such rate. “Foreign Asset Sale” has the meaning specified in Section 2.05(2)(h). “Foreign Casualty Event” has the meaning specified in Section 2.05(2)(h). “Foreign Lender” means a Lender that is not a United States person within the meaning of Section 7701(a)(30) of the Code. “Foreign Plan” means any employee benefit plan, program or agreement maintained or contributed to by, or entered into with Holdings, the Borrower or any Subsidiary of the Borrower with respect to employees employed outside the United States (other than benefit plans, programs or agreements that are mandated by applicable Laws). “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower that is not a Domestic Subsidiary. 40 US-DOCS\126387463.20

“Foreign Subsidiary Holdco” means a Subsidiary substantially all of whose assets consists (directly or indirectly) of the Capital Stock or indebtedness of one or more Foreign Subsidiaries or Foreign Subsidiary Holdcos. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to an Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations, other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to any Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans, other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, as in effect from time to time. At any time after the Closing Date, the Borrower may elect to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP will thereafter be construed to mean IFRS (except as otherwise provided in this Agreement); provided, however, that any such election, once made, will be irrevocable; provided, further that any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower’s election to apply IFRS will remain as previously calculated or determined in accordance with GAAP. The Borrower will give notice of any such election made in accordance with this definition to the Administrative Agent. Notwithstanding any other provision contained herein, (i) the amount of any Indebtedness under GAAP with respect to Capitalized Lease Obligations and Attributable Indebtedness shall be determined in accordance with Section 1.03 and (ii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or the Loan Parties at “fair value”, as defined therein. Notwithstanding the foregoing, if at any time any change occurs after the Closing Date in GAAP (or IFRS) or in the application thereof that, in each case, would affect the computation of any financial ratio or financial requirement, or compliance with any covenant, set forth in any Loan Document (including, but not limited to, the impact of Accounting Standards Update 2016-2, Revenue from Contracts with Customers (Topic 606) or similar revenue recognition policies promulgated after the Closing Date), and the Borrower shall so request (regardless of whether any such request is given before or after such change), the Administrative Agent, the Lenders and the Borrower will negotiate in good faith to amend (subject to the approval of the Required Lenders) such ratio, requirement or covenant to preserve the original intent thereof in light of such change in GAAP (or IFRS); provided that, until so amended, such ratio, requirement or covenant shall continue to be computed in accordance with GAAP (or IFRS) without giving effect to such change therein. For the avoidance of doubt the operation of this paragraph shall otherwise have no effect with respect to any financial statements required to be delivered pursuant to Section 6.01 unless the Borrower otherwise elects. “Gaming Approval” shall mean any and all approvals, authorizations, permits, consents, rulings, orders or directives of any Governmental Authority (including, without limitation, any Gaming Authority) in favor of the Borrower or any of its Restricted Subsidiaries (a) required by any Gaming Law or (b) necessary as is contemplated on the Closing Date (after giving effect to the Transactions), to accomplish 41 US-DOCS\126387463.20 the financing transactions contemplated hereby after giving effect to the Transactions (including, without limitation, any Terminal Operator License). “Gaming Authority” shall mean any Governmental Authority (including, without limitation, the Illinois Gaming Board) with regulatory, licensing, or permitting authority or jurisdiction over any gaming business or enterprise or horse racing business or enterprise, or with regulatory, licensing or permitting authority or jurisdiction over any gaming or racing operation (or proposed gaming or racing operation) owned, managed, leased or operated by the Borrower or any of its Restricted Subsidiaries. “Gaming Laws” shall mean all applicable provisions of all: (a) Laws governing any gaming business or enterprise and rules, regulations, codes and ordinances of, and all administrative or judicial orders or decrees or other laws pursuant to which, any Gaming Authority possesses regulatory, licensing or permit authority over gambling, gaming, or racing activities conducted, operated, or managed by the Borrower or any of its Restricted Subsidiaries within its jurisdiction; (b) Gaming Approvals; and (c) orders, decisions, determinations, judgments, awards and decrees of any Gaming Authority. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, local, or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 10.07(g). “guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business or consistent with industry practice), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with the Transaction or any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. 42 US-DOCS\126387463.20

“Guarantor” means, on and after the Closing Date, Holdings, the Subsidiary Guarantors, any Parent Company that becomes a Guarantor in accordance with Section 6.11(4) and, with respect solely to Secured Hedge Agreements or Secured Cash Management Agreements entered into by any other Loan Party, the Borrower. “Guaranty” means (a) the Guaranty substantially in the form of Exhibit E made by Holdings and each Subsidiary Guarantor and solely with respect to Secured Hedge Agreements or Secured Cash Management Agreements entered into by any other Loan Party, the Borrower, (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11 and (c) each other guaranty and guaranty supplement delivered by any Parent Company or Restricted Subsidiary pursuant to the second sentence of the definition of “Guarantor”. “Hazardous Materials” means all explosive or radioactive substances or wastes, and all other substances, wastes, pollutants and contaminants and chemicals in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes, to the extent any of the foregoing are regulated pursuant to, or can form the basis for liability under, any Environmental Law. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Hedge Bank” means (a) any Person party to a Secured Hedge Agreement that is an Agent, a Lender, an Arranger or an Affiliate of any of the foregoing on the Amendment No. 2 Effective Date or at the time it enters into such Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender, an Arranger or an Affiliate of any of the foregoing or (b) any Person from time to time approved by the Administrative Agent and specifically designated in writing as a “Hedge Bank” by the Borrower to the Administrative Agent “Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute Hedging Obligations. “Holdings” has the meaning specified in the introductory paragraph of this Agreement. “Honor Date” has the meaning specified in Section 2.03(3)(a). “IBA” has the meaning specified in Section 1.12 “Identified Participating Lenders” has the meaning specified in Section 2.05(1)(e)(C)(3). “Identified Qualifying Lenders” has the meaning specified in Section 2.05(1)(e)(D)(3). 43 US-DOCS\126387463.20

“IFRS” means international financial reporting standards and interpretations issued by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants or any successor to either such Board, or the SEC, as the case may be), as in effect from time to time. “Immaterial Subsidiary” means any Restricted Subsidiary of the Borrower that is not a Material Subsidiary. “Immediate Family Members” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including, in each case, adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Amendment” has the meaning specified in Section 2.14(6). “Incremental Amounts” has the meaning specified in clause (1) of the definition of “Refinancing Indebtedness”. “Incremental Commitments” has the meaning specified in Section 2.14(1). “Incremental Facility Closing Date” has the meaning specified in Section 2.14(4). “Incremental Lenders” has the meaning specified in Section 2.14(3). “Incremental Loan” has the meaning specified in Section 2.14(2). “Incremental Loan Request” has the meaning specified in Section 2.14(1). “Incremental Revolving Commitments” has the meaning specified in Section 2.14(1). “Incremental Revolving Lender” has the meaning specified in Section 2.14(3). “Incremental Revolving Loan” has the meaning specified in Section 2.14(2). “Incremental Term Commitments” has the meaning specified in Section 2.14(1). “Incremental Term Lender” has the meaning specified in Section 2.14(3). “Incremental Term Loan” has the meaning specified in Section 2.14(2). “Indebtedness” means, with respect to any Person, without duplication: (1) any indebtedness of such Person, whether or not contingent: (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof); 44 US-DOCS\126387463.20

(c) representing the deferred and unpaid balance of the purchase price of any property (including Capitalized Lease Obligations) due more than twelve months after such property is acquired, except (i) any such balance that constitutes an obligation in respect of a commercial letter of credit, a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business or consistent with industry practice, (ii) any earn-out obligations until such obligation is reflected as a liability on the balance sheet (excluding any footnotes thereto) of such Person in accordance with GAAP and is not paid within 60 days after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business; or (d) representing the net obligations under any Hedging Obligations; if and to the extent that any of the foregoing Indebtedness (other than obligations in respect of letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; provided that Indebtedness of any Parent Company appearing upon the balance sheet of Holdings or the Borrower, as applicable, solely by reason of push-down accounting under GAAP will be excluded; (2) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (1) of this definition of a third Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business or consistent with industry practice; and (3) to the extent not otherwise included, the obligations of the type referred to in clause (1) of this definition of a third Person secured by a Lien on any asset owned by such first Person, whether or not such Indebtedness is assumed by such first Person; provided that the amount of such Indebtedness will be the lesser of (i) the fair market value of such asset at such date of determination and (ii) the amount of such Indebtedness of such other Person; provided that, notwithstanding the foregoing clauses (1) through (3), Indebtedness will be deemed not to include: (i) Contingent Obligations incurred in the ordinary course of business or consistent with industry practice, (ii) reimbursement obligations under commercial letters of credit (provided that unreimbursed amounts under commercial letters of credit will be counted as Indebtedness three (3) Business Days after such amount is drawn), (iii) [reserved], (iv) accrued expenses, (v) deferred or prepaid revenues, and (vi) asset retirement obligations and obligations in respect of reclamation and workers compensation (including pensions and retiree medical care); provided, further, that Indebtedness will be calculated without giving effect to the effects of FASB Accounting Standards Codification Topic 815, Derivatives and Hedging, and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose 45 US-DOCS\126387463.20 under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness; provided, further, that for the avoidance of doubt, Indebtedness will not be deemed to include obligations incurred in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction solely to the extent that the proceeds thereof are and continue to be held in an escrow, trust, collateral or similar account or arrangement (collectively, an “Escrow”) and are not otherwise made available for any other purpose and are used for such purpose (it being understood that in any event, any such proceeds held in such Escrow shall be not deemed to be Unrestricted Cash). “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnitees” has the meaning specified in Section 10.05. “Independent Assets or Operations” means, with respect to any Parent Company, that Parent Company’s total assets, revenues, income from continuing operations before income taxes and cash flows from operating activities (excluding in each case amounts related to its investment in the Borrower and its Restricted Subsidiaries), determined in accordance with GAAP, is more than 3.0% of such Parent Company’s consolidated total assets, revenues, income from continuing operations before income taxes and cash flows from operating activities on a consolidated basis, in each case including amounts attributable to its investment in the Borrower and its Restricted Subsidiaries. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that, in the good faith judgment of the Borrower, is qualified to perform the task for which it has been engaged. “Information” has the meaning specified in Section 10.09. “Initial Term Lender” means any Term Lender that holds an Amendment No. 2 Effective Date Term Loan Commitment, an Additional Term Loan Commitment, an Amendment No. 2 Effective Date Term Loan and/or an Additional Term Loan. “Initial Term Loans” means the Amendment No. 2 Effective Date Term Loans and the Additional Term Loans. “Intellectual Property Security Agreements” has the meaning specified in the Security Agreement. “Intercompany Note” means the Intercompany Note, dated as of the Closing Date, substantially in the form of Exhibit Q executed by the Borrower and each Restricted Subsidiary of the Borrower party thereto. “Intercreditor Agreement” means, as applicable, any Junior Lien Intercreditor Agreement and any Equal Priority Intercreditor Agreement. “Interest Payment Date” means, (a) as to any Loan of any Class other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date of the Loans of such Class; provided that, if any Interest Period for a Eurodollar RateSOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan of any Class, the last Business Day of each March, June, September and December and the applicable Maturity Date of the Loans of such Class. 46 US-DOCS\126387463.20

“Interest Period” means, as to each Eurodollar RateSOFR Loan, the period commencing on the date such Eurodollar RateSOFR Loan is disbursed or converted to or continued as a Eurodollar RateSOFR Loan and ending on the date one, three or six months thereafter, (or, to the extent consented to by each applicable Lender, twelve months (or such period of less than one month as may be consented to by each applicable Lender or, if the Administrative Agent and the Borrower agree, such other period whose end would coincide with a payment due date on the Term Loans pursuant to Section 2.07),12 months) thereafter, as selected by the Borrower in its Committed Loan Notice; provided that: (1) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (2) any Interest Period (other than an Interest Period having a duration of less than one month) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (3) no Interest Period shall extend beyond the applicable Maturity Date for the Class of Loans of which such Eurodollar RateSOFR Loan is a part. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency selected by the Borrower. “Investment Grade Securities” means: (1) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (2) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or debt instruments constituting loans or advances among the Borrower and its Subsidiaries; (3) investments in any fund that invests substantially all of its assets in investments of the type described in clauses (1) and (2) of this definition which fund may also hold immaterial amounts of cash pending investment or distribution; and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments. “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, credit card and debit card receivables, trade credit, advances to customers, commission, travel and similar advances to employees, directors, officers, members of management, consultants and independent contractors, in each case made in the ordinary course of business or consistent with industry practice), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person. For purposes of the definitions of “Permitted Investments” and “Unrestricted Subsidiary” and Section 7.05: (1) “Investments” will include the portion (proportionate to the Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a 47 US-DOCS\126387463.20 redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to: (a) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation; minus (b) the portion (proportionate to the Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer. The amount of any Investment outstanding at any time will be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower or a Restricted Subsidiary in respect of such Investment. “Investor” means TPG Capital, L.P., the “Pace Sponsor Members” (as defined in the Registration Statement) and any of their respective Affiliates and funds or partnerships managed or advised by any such Person or any of its Affiliates but not including, however, any portfolio company of any of the foregoing. “IP Rights” has the meaning specified in Section 5.15. “IRS” means Internal Revenue Service of the United States. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the International Chamber of Commerce publication no. 950 (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means, as the context may require, (a) Capital One, National Association, in its capacity as an issuer of Letters of Credit hereunder and solely with respect to its L/C Commitment, together with its permitted successors and assigns, and (b) any other Revolving Lender that becomes an Issuing Bank in accordance with Section 2.03(12). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.03 with respect to such Letters of Credit). “Issuing Bank Document” means with respect to any Letter of Credit, the L/C Application, and any other document, agreement and instrument entered into by any Issuing Bank and the Borrower (or any of its Subsidiaries) or in favor of such Issuing Bank and relating to such Letter of Credit. “Junior Indebtedness” means any Indebtedness of any Loan Party that (a) by its terms is contractually subordinated in right of payment to the Obligations of such Loan Party arising under the Loans or the Guaranty or (b) is secured by a Lien on the Collateral that is junior in priority to the Liens on the Collateral securing the First Lien Obligations. “Junior Lien Debt” has the meaning specified in clause (39) of the definition of “Permitted Liens”. “Junior Lien Intercreditor Agreement” means any of (a) an intercreditor agreement substantially in the form of Exhibit G-2, together with any changes thereto which are reasonably acceptable to 48 US-DOCS\126387463.20 the Borrower and the Administrative Agent or (b) a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank junior in priority to the Liens on the Collateral securing the Obligations under this Agreement, in each case with such reasonable modifications thereto as the Administrative Agent and the Borrower may agree. “L/C Advance” means, with respect to each Revolving Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. “L/C Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant Issuing Bank. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed prior to the Honor Date or refinanced as a Revolving Borrowing. “L/C Commitment” means, with respect to any Person, the amount set forth opposite the name of such Person on Schedule 1 to Amendment No. 2 under the caption “L/C Commitment”. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the applicable Revolving Facility (or, if such day is not a Business Day, the next preceding Business Day). “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be the maximum amount available to be drawn under such Letter of Credit (not to exceed the stated amount thereof in effect at such time). For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the ISP, article 29 of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce publication no. 600, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Sublimit” means an amount equal to the sum of (i) the lesser of (a) $15.0 million and (b) the aggregate amount of the Revolving Commitments, less (ii) the principal amount of Indebtedness in connection with commercial Letters of Credit incurred and outstanding under Section 7.02(b)(2) at such time. The L/C Sublimit is part of, and not in addition to, the Revolving Facility. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Loan, any Incremental Revolving Commitment, any Other Loan, any Other Revolving Commitments, any Replacement Loan, any Extended Term Loan or any Extended Revolving Commitment, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state and local laws (including common law and any Gaming Laws), statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. 49 US-DOCS\126387463.20

“Legal Holiday” means Saturday, Sunday or a day on which commercial banking institutions are not required to be open in the State of New York or at the place of payment. “Lender” has the meaning specified in the introductory paragraph to this Agreement and, as context requires (including for purposes of the definition of “Secured Parties”), includes any Issuing Bank, Swing Line Lender and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”. For the avoidance of doubt, each Additional Lender is a Lender to the extent any such Person has executed and delivered a Refinancing Amendment, an Incremental Amendment or an amendment in respect of Replacement Loans, as the case may be, and to the extent such Refinancing Amendment, Incremental Amendment or amendment in respect of Replacement Loans shall have become effective in accordance with the terms hereof and thereof, and each Extending Lender shall continue to be a Lender. As of the Amendment No. 2 Effective Date, Schedule 1 to Amendment No. 2 sets forth the name of each Lender. Notwithstanding the foregoing, no Disqualified Institution that purports to become a Lender hereunder (notwithstanding the provisions of this Agreement that prohibit Disqualified Institutions from becoming Lenders) without the Borrower’s written consent shall be entitled to any of the rights or privileges enjoyed by the other Lenders with respect to voting, information and lender meetings; provided that the Loans of any such Disqualified Institution shall not be excluded for purposes of making a determination of Required Lenders if the action in question affects such Disqualified Institution in a disproportionately adverse manner than its effect on the other Lenders; provided, further, that if any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (v) of Section 10.07(b) the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Commitment, (B) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.07), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. “Lender-Related Distress Event” means, with respect to any Person or any direct or indirect parent company of such Person (each, a “Distressed Person”), (a) that such Distressed Person is or becomes subject to a voluntary or involuntary case under any Debtor Relief Law, (b) a custodian, conservator, receiver, or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, (c) such Distressed Person is subject to a forced liquidation, makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt or (d) that such Distressed Person becomes the subject of a Bail-in Action; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interests in any Person or any direct or indirect parent company of a Person by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Person. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. 50 US-DOCS\126387463.20

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided that (x) any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft and (y) no Issuing Bank shall be required to issue a commercial letter of credit without its prior written consent. “LIBOR” has the meaning specified in the definition of “Eurodollar Rate”. “License Revocation” shall mean the revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any Gaming Approval of the Borrower or any of its Restricted Subsidiaries. “Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, in each case, in the nature of security, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event will an operating lease be deemed to constitute a Lien. “Limited Condition Transactions” means (1) any Permitted Acquisition or other investment or similar transaction (including any merger, amalgamation, consolidation or other business combination) permitted hereunder by the Borrower or one or more of its Restricted Subsidiaries, (2) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance thereof and/or (3) any Restricted Payment in the form of share buybacks and/or regularly scheduled dividends to shareholders made or to be made after the date of the declaration thereof, in the case of each of clauses (1) through (3), whose consummation is not conditioned on (A) the availability of, or on obtaining, bank financing or (B) compliance with the terms of the Loan Documents. “Loan” means an extension of credit under Article II by a Lender (x) to the Borrower in the form of a Term Loan, (y) to the Borrower in the form of a Revolving Loan or (z) to the Borrower in the form of a Swing Line Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any Refinancing Amendment, Incremental Amendment, Extension Amendment or amendment in respect of Replacement Loans, (d) the Guaranty, (e) the Collateral Documents and (f) each Intercreditor Agreement to which the Borrower is a party. “Loan Increase” means a Term Loan Increase or Revolving Commitment Increase. “Loan Parties” means, collectively, (a) Holdings, (b) the Borrower and (c) each Subsidiary Guarantor. “Management Stockholders” means the members of management (and their Controlled Investment Affiliates and Immediate Family Members and any permitted transferees thereof) of the Borrower (or a Parent Company) who are holders of Equity Interests of any Parent Company on the Amendment No. 2 Effective Date. “Margin Stock” has the meaning set forth in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common Equity Interests of the Borrower or the applicable Parent Company, as applicable, on the date of the declaration of a Restricted Payment permitted pursuant to Section 7.05(b)(8) 51 US-DOCS\126387463.20 multiplied by (ii) the arithmetic mean of the closing prices per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests are traded for the thirty (30) consecutive trading days immediately preceding the date of declaration of such Restricted Payment. “Material Adverse Effect” means (x) on the Closing Date (and with respect to any determinations of Material Adverse Effect made as of the Closing Date), a Closing Date Material Adverse Effect and (y) after the Closing Date, any event, circumstance or condition that has had a materially adverse effect on (a) the business, operations, assets or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents or (c) the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Loan Documents; provided that for the avoidance of doubt, it is understood and agreed that the effects of the COVID-19 pandemic disclosed to the Administrative Agent and the Arrangers prior to the Amendment No. 2 Effective Date shall be disregarded in determining whether a “Material Adverse Effect” has occurred under clause (y)(a) of this definition. “Material Domestic Subsidiary” means any Domestic Subsidiary that is a Material Subsidiary. “Material Foreign Subsidiary” means any Foreign Subsidiary that is a Material Subsidiary. “Material Real Property” means any fee-owned real property located in the United States and owned by any Loan Party with an individual fair market value in excess of $10.0 million on the Closing Date (if owned by a Loan Party on the Closing Date) or at the time of acquisition (if acquired by a Loan Party after the Closing Date) or date that any Person becomes a Loan Party (if owned by a Person that becomes a Loan Party after the Closing Date); provided that, for the avoidance of doubt, Material Real Property will not include any Excluded Assets (excluding for this purpose clause (i) of the definition of “Excluded Assets”). “Material Subsidiary” means, as of the Closing Date and thereafter at any date of determination, each Restricted Subsidiary of the Borrower (a) whose Total Assets at the last day of the most recent Test Period (when taken together with the Total Assets of the Restricted Subsidiaries of such Subsidiary at the last day of the most recent Test Period) were equal to or greater than 2.5% of Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period (when taken together with the gross revenues of the Restricted Subsidiaries of such Subsidiary for such Test Period) were equal to or greater than 2.5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided that if at any time and from time to time after the date which is thirty (30) days after the Closing Date (or such longer period as the Administrative Agent may agree in its reasonable discretion), all Restricted Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in the preceding clause (a) or (b) comprise in the aggregate more than (when taken together with the Total Assets of the Restricted Subsidiaries of such Subsidiaries at the last day of the most recent Test Period) 5.0% of Total Assets of the Borrower and the Restricted Subsidiaries as of the last day of the most recent Test Period or more than (when taken together with the gross revenues of the Restricted Subsidiaries of such Subsidiaries for such Test Period) 5.0% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than sixty (60) days after the date by which financial statements for such Test Period were required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more Restricted Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 with respect to any such Restricted Subsidiaries (to the extent applicable), in each case, other than any Restricted Subsidiaries that otherwise constitute Excluded Subsidiaries. At all times prior to the delivery of the aforementioned financial statements, such determinations shall be made based on the latest Quarterly Financial Statements (as 52 US-DOCS\126387463.20

adjusted by the Borrower (in its good faith judgment) on a pro forma basis to give effect to the Transactions as if the Transactions had occurred at the beginning of such period). “Maturity Date” means (i) with respect to the Initial Term Loans that have not been extended pursuant to Section 2.16, the fifth anniversary of the Amendment No. 2 Effective Date (the “Original Term Loan Maturity Date”), (ii) with respect to the Amendment No. 2 Effective Date Revolving Facility, to the extent not extended pursuant to Section 2.16, the fifth anniversary of the Amendment No. 2 Effective Date (the “Original Revolving Facility Maturity Date”), (iii) with respect to any Class of Extended Term Loans or Extended Revolving Commitments, the final maturity date as specified in the applicable Extension Amendment, (iv) with respect to any Other Term Loans or Other Revolving Commitments, the final maturity date as specified in the applicable Refinancing Amendment, (v) with respect to any Class of Replacement Loans, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Replacement Loans and (vi) with respect to any Incremental Loans or Incremental Revolving Commitments, the final maturity date as specified in the applicable Incremental Amendment; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning specified in Section 10.11. “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business. “Mortgage” means a mortgage customary in the jurisdiction to which it is to be filed in form and substance reasonably acceptable to the Administrative Agent and the Borrower, in each case with such modifications thereto as the Administrative Agent and the Borrower may agree, in each case, including such modifications as may be required by local laws, pursuant to Section 6.13(2), and any other deeds of trust, trust deeds, hypothecs, deeds to secure debt or mortgages executed and delivered pursuant to Section 6.11. “Mortgaged Properties” means each Material Real Property that is required to be subject to a Mortgage in accordance with the terms hereof. On the Closing Date, the Mortgaged Properties are as set forth on Schedule 1.01(2). “MSELF Eligible Indebtedness” means any secured term loan facility incurred under Section 2.14 in an aggregate outstanding principal amount not to exceed $100.0 million in compliance with the MSELF Program Requirements. “MSELF Program Requirements” means rules and regulations governing the “Main Street Expanded Loan Facility” program established by the Federal Reserve on April 9, 2020 under the authority of Section 13(3) of the Federal Reserve Act, with approval of the U.S. Secretary of the Treasury. “Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any Loan Party or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends. “Net Proceeds” means: (1) with respect to any Asset Sale or any Casualty Event, the aggregate cash and Cash Equivalents received by the Borrower or any Restricted Subsidiary in respect of any Asset Sale or Casualty Event, including any cash and Cash Equivalents received upon the sale or other disposition 53 US-DOCS\126387463.20 of any Designated Non-Cash Consideration received in any Asset Sale, net of the costs relating to such Asset Sale or Casualty Event and the sale or disposition of such Designated Non-Cash Consideration, including legal, accounting and investment banking fees, payments made in order to obtain a necessary consent or required by applicable Law, brokerage and sales commissions, title insurance premiums, related search and recording charges, survey costs and mortgage recording tax paid in connection therewith, all dividends, distributions or other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of any such Asset Sale or Casualty Event by a Restricted Subsidiary, the amount of any purchase price or similar adjustment claimed by any Person to be owed by the Borrower or any Restricted Subsidiary, until such time as such claim will have been settled or otherwise finally resolved, or paid or payable by the Borrower or any Restricted Subsidiary, in either case in respect of such Asset Sale or Casualty Event, any relocation expenses incurred as a result thereof, costs and expenses in connection with unwinding any Hedging Obligation in connection therewith, other fees and expenses, including title and recordation expenses, Taxes paid or payable (including any additional distributions with respect to Taxes pursuant to Section 7.05(b)(14) to be made as a result of the transactions giving rise to such cash and cash equivalents received) as a result thereof or any transactions occurring or deemed to occur to effectuate a payment under this Agreement, amounts required to be applied to the repayment of principal, premium (including any prepayment premium or penalty (including any make-whole premium)), if any, and interest on Indebtedness (other than the First Lien Obligations and Indebtedness secured by Liens that are expressly subordinated to the Liens securing the Obligations) secured by a Lien on such assets and required to be paid as a result of such transaction and any deduction of appropriate amounts to be provided by the Borrower or any Restricted Subsidiary as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction; provided that (a) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed $5.0 million and (b) no such net cash proceeds shall constitute Net Proceeds under this clause (1) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $7.5 million (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds under this clause (1)); and (2) (a) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any Restricted Subsidiary, any Permitted Equity Issuance by the Borrower or any Parent Company or any contribution to the common equity capital of the Borrower, the excess, if any, of (i) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance over (ii) all Taxes paid or reasonably estimated to be payable, and all fees (including investment banking fees, attorneys’ fees, accountants’ fees, underwriting fees and discounts), commissions, costs and other out-of-pocket expenses and other customary expenses incurred, in each case by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (b) with respect to any Permitted Equity Issuance by any Parent Company, the amount of cash from such Permitted Equity Issuance contributed to the capital of the Borrower. “Net Proceeds Percentage” has the meaning specified in Section 2.05(2)(b)(i). “Non-Consenting Lender” has the meaning specified in Section 3.07. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. 54 US-DOCS\126387463.20

“Non-Excluded Taxes” means all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document. “Non-Extension Notice Date” has the meaning specified in Section 2.03(2)(c). “Non-Loan Party Acquisition” means any acquisition of Equity Interests (by merger, consolidation or otherwise) of any Person that is not required to become a Subsidiary Guarantor upon the consummation of the relevant acquisition (and does not become a Subsidiary Guarantor following such acquisition) regardless of whether other Subsidiary Guarantors are acquired in such acquisition. “Non-Loan Party Acquisition Percentage” with respect to any Non-Loan Party Acquisition: (a) a percentage equal to (i) the quotient obtained by dividing (A) the aggregate revenue generated by each acquired Person that is not required to become a Subsidiary Guarantor following such acquisition (and will not become a Subsidiary Guarantor following such acquisition) for the most recently ended period of four fiscal quarters for which financial statements are available by (2) the aggregate total revenue of all Persons acquired in the relevant acquisition for such most recently ended period of four fiscal quarters for which financial statements are available multiplied by (ii) 100; or (b) such other percentage determined in accordance with a formula to which the Borrower and the Administrative Agent may reasonably agree. “Non-Recourse Indebtedness” means Indebtedness that is non-recourse to the Borrower and the Restricted Subsidiaries. “Note” means a Term Note, Revolving Note or Swing Line Note, as the context may require. “Notice of Intent to Cure” has the meaning specified in Section 8.04(1). “Obligations” means all (1) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding, (2) obligations (other than Excluded Swap Obligations) of any Loan Party or Restricted Subsidiary arising under any Secured Hedge Agreement and (3) Cash Management Obligations under each Secured Cash Management Agreement. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees (including Letter of Credit fees), Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document. 55 US-DOCS\126387463.20

Notwithstanding the foregoing, (a) unless otherwise agreed to by the Borrower and any applicable Hedge Bank or Cash Management Bank, the obligations of Holdings, the Borrower or any Subsidiary under any Secured Hedge Agreement and under any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Collateral Documents and the Guaranty only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (b) any release of Collateral or Guarantors effected in the manner permitted by this Agreement and any other Loan Document shall not require the consent of the holders of Hedging Obligations under Secured Hedge Agreements or of the holders of Cash Management Obligations under Secured Cash Management Agreements. “OFAC” has the meaning specified in Section 5.17. “Offered Amount” has the meaning specified in Section 2.05(1)(e)(D)(1). “Offered Discount” has the meaning specified in Section 2.05(1)(e)(D)(1). “Officer’s Certificate” means a certificate signed on behalf of a Person by a Responsible Officer of such Person. “OID” means original issue discount. “Operator Earnout Payments” means contingent earnout and/or success fee payments owed by the Borrower and/or any Subsidiary to any Person operating in the video gaming industry in exchange for an assignment of Terminal Operating Agreements from such Persons. “Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Administrative Agent. Counsel may be an employee of or counsel to the Borrower or the Administrative Agent. “ordinary course of business” means activity conducted in the ordinary course of business of the Borrower and any Restricted Subsidiary. “Organizational Documents” means (1) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (2) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (3) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Original Revolving Facility Maturity Date” has the meaning specified in the definition of “Maturity Date”. “Original Term Loan Maturity Date” has the meaning specified in the definition of “Maturity Date”. 56 US-DOCS\126387463.20

“Other Applicable Indebtedness” means Permitted Incremental Equivalent Debt, Credit Agreement Refinancing Indebtedness or any other Indebtedness secured on a pari passu basis with the Obligations, together with Refinancing Indebtedness in respect of any of the foregoing that is secured on a pari passu basis with the Obligations. “Other Applicable Net Proceeds” means Net Proceeds or a comparable measure as determined in accordance with the documentation governing Other Applicable Indebtedness. “Other Commitments” means Other Revolving Commitments and/or Other Term Loan Commitments. “Other Loans” means one or more Classes of Other Revolving Loans and/or Other Term Loans that result from a Refinancing Amendment. “Other Revolving Commitments” means one or more Classes of Revolving Commitments hereunder that result from a Refinancing Amendment. “Other Revolving Loans” means one or more Classes of Revolving Loans that result from a Refinancing Amendment. “Other Taxes” means all present or future stamp or documentary Taxes, intangible, recording, filing, excise (that is not based on net income), property or similar Taxes arising from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are imposed with respect to an assignment, grant of participation, designation of a new office for receiving payments by or on account of the Borrower or other transfer (other than an assignment, designation or other transfer at the request of the Borrower). “Other Term Loan Commitments” means one or more Classes of Term Loan commitments hereunder that result from a Refinancing Amendment. “Other Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment. “Outstanding Amount” means (a) with respect to the Term Loans, Revolving Loans and Swing Line Loans on any date, the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the outstanding principal amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent, an Issuing Bank or a Swing Line Lender, as applicable, in accordance with banking industry rules on interbank compensation. 57 US-DOCS\126387463.20

“Parent Company” means any Person that is a direct or indirect parent (which may be organized as, among other things, a partnership) of Holdings and/or the Borrower (for the avoidance of doubt, in the case of the Borrower, including Holdings), as applicable. “Pari Passu Lien Debt” has the meaning specified in clause (39) of the definition of “Permitted Liens”. “Participant” has the meaning specified in Section 10.07(d). “Participant Register” has the meaning specified in Section 10.07(e). “Participating Lender” has the meaning specified in Section 2.05(1)(e)(C)(2). “Payment Notice” has the meaning specified in Section 2.18(3)(B). “Payment Recipient” has the meaning specified in Section 2.18(3)(A). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any of their respective ERISA Affiliates or to which any Loan Party or any of their respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time in the preceding five plan years. “Perfection Certificate” has the meaning specified in the Security Agreement. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” has the meaning specified in clause (3) of the definition of “Permitted Investments”. “Permitted Asset Swap” means the substantially concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Borrower or any Restricted Subsidiary and another Person; provided that any cash or Cash Equivalents received in connection with a Permitted Asset Swap that constitutes an Asset Sale must be applied in accordance with Section 2.05(2)(b)(i). “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the Borrower’s common equity purchased by the Borrower in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction. “Permitted Convertible Indebtedness Call Transaction” means any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction. “Permitted Equal Priority Refinancing Debt” means any secured Indebtedness incurred by the Borrower and/or any Guarantor in the form of one or more series of senior secured notes, bonds or debentures or pari passu secured loans (and, if applicable, any Registered Equivalent Notes issued in 58 US-DOCS\126387463.20 exchange therefor); provided that (i) such Indebtedness is secured by Liens on all or a portion of the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the First Lien Obligations under this Agreement (but without regard to the control of remedies) and is not secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness satisfies the applicable requirements set forth in the provisos to the definition of “Credit Agreement Refinancing Indebtedness”, (iii) such Indebtedness is not at any time guaranteed by any Subsidiary of the Borrower other than Subsidiaries that are Guarantors and (iv) to the extent the relevant Indebtedness is not documented hereunder, the applicable Loan Parties, the holders of such Indebtedness (or their Debt Representative) and the Administrative Agent and/or Collateral Agent shall be party to an Intercreditor Agreement providing that the Liens on the Collateral securing such obligations shall rank equal in priority to the Liens on the Collateral securing the First Lien Obligations under this Agreement (but without regard to the control of remedies). “Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of the Borrower or any Parent Company. “Permitted Holder” means (1) any of the Investors and Management Stockholders and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the foregoing are members; provided that in the case of such group and without giving effect to the existence of such group or any other group, such Investors and Management Stockholders, collectively, have, directly or indirectly, beneficial ownership of more than 50.0% of the total voting power of the Voting Stock of the Borrower or any Permitted Parent held by such group and (2) any Person acting in the capacity of an underwriter (solely to the extent that and for so long as such Person is acting in such capacity) in connection with a public or private offering of Capital Stock of the Borrower or any Parent Company. “Permitted Incremental Equivalent Debt” means Indebtedness issued, incurred or otherwise obtained by the Borrower and/or any Guarantor in respect of one or more series of senior unsecured notes, senior secured first lien or junior lien notes or subordinated notes (in each case in respect of the issuance of notes, whether issued in a public offering, Rule 144A or other private placement or otherwise), first lien or junior lien loans, unsecured or subordinated loans or any bridge financing in lieu of the foregoing (and any Registered Equivalent Notes and/or other notes issued in exchange therefor) or secured or unsecured mezzanine Indebtedness that, in each case, if secured, will be secured by Liens on the Collateral on an equal priority (but without regard to the control of remedies) or junior priority basis with the Liens on Collateral securing the First Lien Obligations under this Agreement and, in each case, commitments therefor; provided that: (i) the terms of any such Indebtedness (excluding, for the avoidance of doubt, interest rates (including through fixed interest rates), interest margins, rate floors, fees, funding discounts, original issue discounts and prepayment premiums or penalties (including any make-whole premiums) or redemption premiums and terms) shall either, at the option of the Borrower, to the extent not consistent with the Amendment No. 2 Effective Date Term Loans, Additional Term Loans or Amendment No. 2 Effective Date Revolving Facility, as applicable, existing on the date that the applicable Permitted Incremental Equivalent Debt is incurred, (A) not be materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of the Amendment No. 2 Effective Date Term Loans, Additional Term Loans or Amendment No. 2 Effective Date Revolving Facility, as applicable (after giving effect to any concurrent amendment to the terms of the Amendment No. 2 Effective Date Term Loans, the Additional Term Loans or the Amendment No. 2 Effective Date Revolving Facility, including to add any Previously Absent Financial Maintenance Covenant ((I) to the extent that any such terms of any Permitted Incremental Equivalent Debt consisting of term loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the Latest Maturity Date of the Initial Term Loans, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Facility and (II) the extent that any such terms of any Permitted Incremental Equivalent Debt consisting of revolving loans or commitments contain a Previously Absent Financial Maintenance Covenant that is in effect 59 US-DOCS\126387463.20 prior to the Latest Maturity Date of the Amendment No. 2 Effective Date Revolving Facility, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of the Amendment No. 2 Effective Date Revolving Facility) except, in each case under this clause (A), with respect to covenants and other terms applicable to any period after the Latest Maturity Date in effect immediately prior to the incurrence of the Permitted Incremental Equivalent Debt or (B) if clause (A) is not satisfied, be reasonably satisfactory to the Administrative Agent; provided that (1) at Borrower’s election, to the extent any term or provision is added for the benefit of (x) the lenders under any such applicable Permitted Incremental Equivalent Debt that constitutes a term loan or notes, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Initial Term Loans or (y) the lenders under any such applicable Permitted Incremental Equivalent Debt that constitutes a revolving facility, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Amendment No. 2 Effective Date Revolving Facility and (2) it is understood and agreed for the avoidance of doubt that any Incremental Equivalent Debt (and/or commitment therefor), including any Incremental Equivalent Debt in the form of a “delayed draw” or “revolving” facility, may be subject to any conditions to the effectiveness and/or availability thereof that are agreed by the Borrower and the relevant lenders or holders thereof without any requirement to conform the conditions set forth in this Agreement to include or conform to such conditions; (ii) the aggregate principal amount of all Permitted Incremental Equivalent Debt shall not exceed the Available Incremental Amount at the time of incurrence (it being understood that for purposes of this clause (ii), references in Section 2.14(4)(c)(B) and Section 2.14(4)(c)(C) (other than the first proviso thereto) to Incremental Loans or Incremental Commitments shall be deemed to be references to Permitted Incremental Equivalent Debt); (iii) if such Permitted Incremental Equivalent Debt is secured in whole or in part by the Collateral, such Permitted Incremental Equivalent Debt shall be subject to an applicable Intercreditor Agreement; (iv) such Permitted Incremental Equivalent Debt, (a) shall not mature earlier than the Original Term Loan Maturity Date and (b) shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans on the date of incurrence of such Permitted Incremental Equivalent Debt; and (v) any mandatory prepayments of (I) any Permitted Incremental Equivalent Debt that constitutes Junior Indebtedness (other than revolving Indebtedness) may not be made except to the extent that prepayments of such debt are not prohibited hereunder and to the extent required hereunder or pursuant to the terms of any Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the First Lien Obligations under this Agreement, first made or offered to the holders of the Term Loans constituting First Lien Obligations and any such Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the First Lien Obligations under this Agreement, and (II) any Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the First Lien Obligations under this Agreement in respect of events described in Sections 2.05(b) and (d)(i) may be made on a pro rata basis, less than a pro rata basis or greater than a pro rata basis (but not greater than a pro rata basis as compared to any Class of Term Loans constituting First Lien Obligations with an earlier maturity date) with the Term Loans constituting First Lien Obligations; provided, further, that “Permitted Incremental Equivalent Debt” may be incurred in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long term indebtedness (so long as such credit facility includes customary “rollover provisions” that satisfy the requirements of clause (iv) above 60 US-DOCS\126387463.20 following such rollover), in which case, on or prior to the first anniversary of the incurrence of such “bridge” or other credit facility, clause (iv) of the first proviso in this definition shall not prohibit the inclusion of customary terms for “bridge” facilities, including customary mandatory prepayment, repurchase or redemption provisions. “Permitted Indebtedness” means Indebtedness permitted to be incurred in accordance with Section 7.02. “Permitted Investments” means, subject to the final paragraph of Section 7.05: (1) any Investment in or among the Borrower and/or any Restricted Subsidiary by the Borrower and/or any Restricted Subsidiary; provided that the aggregate outstanding amount of Investments made in reliance on this clause (1) by any Loan Party in any Restricted Subsidiary that is not a Loan Party shall not exceed the greater of 13.0 million and 10% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of the relevant Investment for the most recently ended Test Period (calculated on a pro forma basis); (2) any Investment(s) in Cash Equivalents or Investment Grade Securities and Investments that were Cash Equivalents or Investment Grade Securities when made; (3) (a) any Investment by the Borrower or any Restricted Subsidiary in any Person that is engaged (directly or through entities that will be Restricted Subsidiaries) in a Similar Business if as a result of such Investment (i) such Person becomes a Restricted Subsidiary (it being understood and agreed that the term “Permitted Acquisition” shall include any Investment in any Restricted Subsidiary the effect of which is to increase the Borrower’s or any Restricted Subsidiary’s equity ownership in such Restricted Subsidiary) or (ii) such Person, in one transaction or a series of related transactions, is amalgamated, merged or consolidated with or into, or transfers or conveys substantially all of its assets or assets constituting a business unit, a line of business or a division of such Person, to, or is liquidated into, the Borrower or a Restricted Subsidiary (a “Permitted Acquisition”); provided that (A) immediately after giving pro forma effect to any such Investment, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing and (B) the aggregate amount of consideration paid by Loan Parties in connection with any Non-Loan Party Acquisition after the Amendment No. 2 Effective Date shall not exceed at any time outstanding the greater of $13.0 million and 10% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of the relevant acquisition for the most recently ended Test Period (calculated on a pro forma basis); it being understood that (1) only the Non-Loan Party Acquisition Percentage of the relevant Non-Loan Party Acquisition shall be included in calculating compliance with the cap set forth in this proviso and (2) a transaction may constitute a Permitted Acquisition even if the Borrower and/or any Restricted Subsidiary utilizes another provision of Section 7.05 (including the definition of “Permitted Investment”) to supplement the amount available under subclause (B) of this clause (3)(a); and (b) any Investment held by such Person described in the preceding clause (a); provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, amalgamation, consolidation, transfer or conveyance; (4) any Investment in securities or other assets not constituting Cash Equivalents or Investment Grade Securities and received in connection with an Asset Sale made in accordance with Section 7.04 or any other disposition of assets not constituting an Asset Sale; 61 US-DOCS\126387463.20

(5) any Investment existing on the Amendment No. 2 Effective Date or made pursuant to binding commitments in effect on the Amendment No. 2 Effective Date, in each of the foregoing cases with respect to any such Investment or binding commitment in effect on the Amendment No. 2 Effective Date in excess of $5.0 million, as set forth on Schedule 7.05, or an Investment consisting of any extension, modification, replacement, renewal or reinvestment of any Investment or binding commitment existing on the Amendment No. 2 Effective Date; provided that the amount of any such Investment or binding commitment may be increased only (a) as required by the terms of such Investment or binding commitment as in existence on the Amendment No. 2 Effective Date (including as a result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities) or (b) as otherwise permitted under this Agreement; (6) any Investment acquired by the Borrower or any Restricted Subsidiary: (a) in exchange for any other Investment, accounts receivable or indorsements for collection or deposit held by the Borrower or any Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of, or settlement of delinquent accounts and disputes with or judgments against, the issuer of such other Investment or accounts receivable (including any trade creditor or customer); (b) in satisfaction of judgments against other Persons; (c) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; or (d) as a result of the settlement, compromise or resolution of (i) litigation, arbitration or other disputes or (ii) obligations of trade creditors or customers that were incurred in the ordinary course of business or consistent with industry practice of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; (7) Investments in connection with or as a result of Hedging Obligations permitted under Section 7.02(b)(10); (8) any Investment in a Similar Business taken together with all other Investments made pursuant to this clause (8) that are at that time outstanding not to exceed (as of the date such Investment is made) the greater of (a) $45.5 million and (b) 35.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of making of such Investment for the most recently ended Test Period (calculated on a pro forma basis); (9) Investments the payment for which consists of Equity Interests (other than Disqualified Stock) of the Borrower or any Parent Company; provided that such Equity Interests will not increase the amount available for Restricted Payments under clause (3) of Section 7.05(a); (10) (a) guarantees of Indebtedness permitted under Section 7.02, performance guarantees and Contingent Obligations incurred in the ordinary course of business or consistent with industry practice, and (b) the creation of Liens on the assets of the Borrower or any Restricted Subsidiary in compliance with Section 7.01; (11) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of Section 7.07(b) (except transactions described in clauses (2), (5), (9), (15) or (22) of such Section); 62 US-DOCS\126387463.20

(12) Investments consisting of purchases and acquisitions of inventory, supplies, material, services, equipment or similar assets or the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons; (13) Investments, taken together with all other Investments made pursuant to this clause (13) that are at that time outstanding, not to exceed (as of the date such Investment is made) the greater of (i) $45.5 million and (ii) 35.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of making such Investment for the most recently ended Test Period (calculated on a pro forma basis); (14) [reserved]; (15) loans and advances to, or guarantees of Indebtedness of, officers, directors, employees, consultants, independent contractors and members of management in an aggregate outstanding amount not in excess of the greater of (i) $3.3 million and (ii) 2.5% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of making such Investment for the most recently ended Test Period (calculated on a pro forma basis); (16) loans and advances to employees, directors, officers, members of management, independent contractors and consultants for business-related travel expenses, moving expenses, payroll advances and other similar expenses or payroll expenses, in each case incurred in the ordinary course of business or consistent with past practice or consistent with industry practice or to future, present and former employees, directors, officers, members of management, independent contractors and consultants (and their Controlled Investment Affiliates and Immediate Family Members) to fund such Person’s purchase of Equity Interests of the Borrower or any Parent Company; (17) advances, loans or extensions of trade credit or prepayments to suppliers or loans or advances made to distributors, in each case, in the ordinary course of business or consistent with past practice or consistent with industry practice by the Borrower or any Restricted Subsidiary; (18) any Investment in any Subsidiary or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business or consistent with industry practice; (19) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business or consistent with industry practice; (20) Investments made in the ordinary course of business or consistent with industry practice in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors; (21) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business or consistent with industry practice; (22) the purchase or other acquisition of any Indebtedness of the Borrower or any Restricted Subsidiary to the extent not otherwise prohibited hereunder; (23) Investments in Unrestricted Subsidiaries or joint ventures, taken together with all other Investments made pursuant to this clause (23) that are at that time outstanding, without giving effect to the sale of an Unrestricted Subsidiary or joint venture to the extent the proceeds of such sale do not consist of, or have not been subsequently sold or transferred for, Cash Equivalents or marketable securities, not to exceed (as of the date such Investment is made) the greater of 63 US-DOCS\126387463.20

(i) $6.5 million and (ii) 5.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of making of such Investment for the most recently ended Test Period (calculated on a pro forma basis); (24) Investments in the ordinary course of business or consistent with industry practice consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers; (25) any Investment by any Captive Insurance Subsidiary in connection with its provision of insurance to the Borrower or any of its Subsidiaries, which Investment is made in the ordinary course of business or consistent with industry practice of such Captive Insurance Subsidiary, or by reason of applicable Law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable; (26) [Reserved]; (27) Investments of assets relating to non-qualified deferred payment plans in the ordinary course of business or consistent with industry practice; (28) intercompany current liabilities owed to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business or consistent with industry practice in connection with the cash management operations of the Borrower and its Subsidiaries; (29) acquisitions of obligations of one or more directors, officers or other employees or consultants or independent contractors of any Parent Company, the Borrower, or any Subsidiary of the Borrower in connection with such director’s, officer’s, employee’s consultant’s or independent contractor’s acquisition of Equity Interests of the Borrower or any direct or indirect parent of the Borrower, to the extent no cash is actually advanced by the Borrower or any Restricted Subsidiary to such directors, officers, employees, consultants or independent contractors in connection with the acquisition of any such obligations; (30) Investments constituting promissory notes or other non-cash proceeds of dispositions of assets to the extent permitted under Section 7.04; (31) Investments resulting from pledges and deposits permitted pursuant to the definition of “Permitted Liens”; (32) loans and advances to any direct or indirect parent of the Borrower in lieu of and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments to the extent permitted to be made in cash to such parent in accordance with Section 7.05 at such time, such Investment being treated for purposes of the applicable clause of Section 7.05, including any limitations, as if a Restricted Payment were made pursuant to such applicable clause; (33) any Investments if on a pro forma basis after giving effect to such Investment, the Total Net Leverage Ratio would be equal to or less than 2.75 to 1.00 as of the last day of the Test Period most recently ended; provided that at the time of, and after giving effect to, any such Investment, no Event of Default will have occurred and be continuing or would occur as a consequence thereof; and (34) Permitted Bond Hedge Transactions. 64 US-DOCS\126387463.20

“Permitted Junior Priority Refinancing Debt” means secured Indebtedness incurred by the Borrower and/or any Guarantor in the form of one or more series of junior lien secured notes, bonds or debentures or junior lien secured loans (and, if applicable, any Registered Equivalent Notes issued in exchange therefor); provided that (i) such Indebtedness is secured by a Lien on all or a portion of the Collateral on a junior priority basis to the Liens on Collateral securing the First Lien Obligations under this Agreement and is not secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness satisfies the applicable requirements set forth in the provisos in the definition of “Credit Agreement Refinancing Indebtedness,” (iii) the holders of such Indebtedness (or their Debt Representative) and the Administrative Agent and/or the Collateral Agent shall be party to an Intercreditor Agreement providing that the Liens on Collateral securing such obligations shall rank junior to the Liens on Collateral securing the First Lien Obligations under this Agreement, and (iv) such Indebtedness is not at any time guaranteed by any Subsidiary of the Borrower other than Subsidiaries that are Guarantors. “Permitted Liens” means, with respect to any Person: (1) Liens created pursuant to any Loan Document; (2) Liens, pledges or deposits made in connection with: (a) workers’ compensation laws, unemployment insurance, health, disability or employee benefits or other social security laws or similar legislation or regulations, (b) insurance-related obligations (including in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) or indemnification obligations of (including obligations in respect of letters of credit, bank guarantees or similar documents or instruments for the benefit of) insurance carriers providing property, casualty or liability insurance or otherwise supporting the payment of items set forth in the foregoing clause (a) or (c) bids, tenders, contracts, statutory obligations, surety, indemnity, warranty, release, appeal or similar bonds, or with regard to other regulatory requirements, completion guarantees, stay, customs and appeal bonds, performance bonds, bankers’ acceptance facilities, and other obligations of like nature (including those to secure health, safety and environmental obligations) (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash, Cash Equivalents or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent, contested Taxes or import duties and obligations in respect of letters of credit, bank guarantees or similar instruments that have been posted to support the same, in each case incurred in the ordinary course of business or consistent with industry practice; (3) Liens imposed by law, such as landlords’, carriers’, warehousemen’s, materialmen’s, repairmen’s, construction, mechanics’ or other similar Liens, or landlord Liens specifically created by contract (a) for sums not yet overdue for a period of more than sixty (60) days or, if more than sixty (60) days overdue, are unfiled and no other action has been taken to enforce such Liens or (b) being contested in good faith by appropriate actions or other Liens arising out of or securing judgments or awards against such Person with respect to which such Person will then be proceeding with an appeal or other proceedings for review if such Liens are adequately bonded or adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (4) Liens for Taxes, assessments or other governmental charges (a) not yet overdue for more than thirty (30) days or (b) not yet payable or not subject to penalties for nonpayment or which 65 US-DOCS\126387463.20 are being contested in good faith by appropriate actions if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (5) Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal or similar bonds, instruments or obligations or with respect to regulatory requirements or letters of credit or bankers acceptance issued, and completion guarantees provided, in each case, pursuant to the request of and for the account of such Person in the ordinary course of its business or consistent with past practice or industry practice; (6) survey exceptions, encumbrances, ground leases, easements, restrictions, protrusions, encroachments or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph, telephone and cable television lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties that were not incurred in connection with Indebtedness and that do not in the aggregate materially impair their use in the operation of the business of such Person and exceptions on Mortgage Policies insuring Liens granted on Mortgaged Properties; (7) Liens securing obligations in respect of Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to clauses (A) or (B) of the definition of “Permitted Ratio Debt”, clauses (4), (13), (14)(a)(A), (14)(a)(B), (15), (23), (31) or (32) of Section 7.02(b) or, with respect to assumed or acquired Indebtedness, Disqualified Stock or Preferred Stock not incurred in contemplation of the relevant investment or acquisition, clauses (14)(a)(A), 14(a)(B) or (14)(b) of Section 7.02(b); provided that: (a) Liens securing obligations relating to any Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to such clause (13) relate only to obligations relating to Refinancing Indebtedness that is secured by Liens on the same assets as the assets securing the Refinanced Debt (as defined in the definition of “Refinancing Indebtedness”), plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after-acquired property (it being understood that individual financings provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty or its affiliates), or serves to refund, refinance, extend, replace, renew or defease Indebtedness, Disqualified Stock or Preferred Stock incurred under clause (4), (12) or (13) of Section 7.02(b); (b) Liens securing obligations relating to Indebtedness or Disqualified Stock permitted to be incurred pursuant to such clause (23), (31) or (32) extend only to the assets of Subsidiaries that are not Guarantors (and the Equity Interests of such Subsidiaries that are not Guarantors); (c) Liens securing obligations in respect of Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to such clause (4) extend only to the assets so purchased, replaced, leased or improved and proceeds and products thereof; provided, further, that individual financings of assets provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty or its affiliates; (d) If any such Liens on the Collateral secure Indebtedness for borrowed money incurred pursuant to clauses (A) or (B) of the definition of “Permitted Ratio Debt” or 66 US-DOCS\126387463.20

clause (14)(a)(A) or (14)(a)(B), at the election of the Borrower, such Liens shall be subject to the applicable Intercreditor Agreement(s); and (e) Liens securing obligations in respect of assumed or acquired Indebtedness, Disqualified Stock or Preferred Stock not incurred in contemplation of the relevant investment or acquisition permitted to be assumed pursuant to such clause (14) are solely on acquired property or the assets of the acquired entity (other than after acquired property that is (A) affixed or incorporated into the property covered by such Lien, (B) subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (C) the proceeds and products thereof); it being understood that individual financings provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty or its affiliates; (8) Liens existing, or provided for under binding contracts existing, on the Amendment No. 2 Effective Date (provided that any such Lien securing obligations in an aggregate amount on the Amendment No. 2 Effective Date in excess of $5.0 million shall be set forth on Schedule 7.01); (9) Liens on property or shares of stock or other assets of a Person at the time such Person becomes a Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; (10) Liens on property or other assets at the time the Borrower or a Restricted Subsidiary acquired the property or such other assets, including any acquisition by means of a merger, amalgamation or consolidation with or into the Borrower or any Restricted Subsidiary (provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition, amalgamation, merger or consolidation) and any replacement, extension or renewal of any such Lien (to the extent the Indebtedness and other obligations secured by such replacement, extension or renewal Liens are permitted by this Agreement); provided that such replacement, extension or renewal Liens do not cover any property other than the property that was subject to such Liens prior to such replacement, extension or renewal; it being understood that individual financings provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty or its affiliates; (11) Liens securing obligations in respect of Indebtedness or other obligations of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance with Section 7.02; (12) Liens securing (x) Hedging Obligations and (y) obligations in respect of Cash Management Services; (13) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s accounts payable or similar obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (14) leases, subleases, licenses or sublicenses (or other agreement under which the Borrower or any Restricted Subsidiary has granted rights to end users to access and use the Borrower’s or any Restricted Subsidiary’s products, technologies or services) (i) that do not either (a) materially interfere with the business of the Borrower and its Restricted Subsidiaries, taken as a 67 US-DOCS\126387463.20 whole, or (b) secure any Indebtedness and (ii) licenses or sublicenses granted by Holdings or any of its Restricted Subsidiaries to customers in the ordinary course of business; (15) Liens arising from Uniform Commercial Code (or equivalent statutes) financing statement filings regarding operating leases, consignments or accounts entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business or consistent with industry practice or purported Liens evidenced by the filing of precautionary Uniform Commercial Code (or equivalent statutes) financing statements or similar filings; (16) Liens in favor of the Borrower or any Guarantor; (17) Liens on equipment or vehicles of the Borrower or any Restricted Subsidiary granted in the ordinary course of business or consistent with industry practice; (18) [reserved]; (19) Liens to secure any modification, refinancing, refunding, extension, renewal or replacement (or successive modification, refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness, Disqualified Stock or Preferred Stock secured by any Lien referred to in clauses (6), (7), (8), (9), (10) or this clause (19) of this definition; provided that: (a) such new Lien will be limited to all or part of the same property that was subject to the original Lien (plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after-acquired property) (it being understood that individual financings provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty or its affiliates) and (b) the Indebtedness, Disqualified Stock or Preferred Stock secured by such Lien at such time is not increased to any amount greater than the sum of (i) the outstanding principal amount or, if greater, committed amount of the Indebtedness, Disqualified Stock or Preferred Stock described under such clauses (6), (7), (8), (9), (10) or this clause (19) at the time the original Lien became a Permitted Lien hereunder, plus (ii) any accrued and unpaid interest on the Indebtedness, any accrued and unpaid dividends on the Preferred Stock, and any accrued and unpaid dividends on the Disqualified Stock being so refinanced, extended, replaced, refunded, renewed or defeased, plus (iii) the amount of any tender premium or penalty or premium (including any make-whole premium) required to be paid under the terms of the instrument or documents governing such refinanced Indebtedness, Preferred Stock or Disqualified Stock and any defeasance costs and any fees and expenses (including original issue discount, upfront fees, underwriting, arrangement and similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Stock or the extension, replacement, refunding, refinancing, renewal or defeasance of such refinanced Indebtedness, Preferred Stock or Disqualified Stock; (20) deposits made or other security provided to secure liability to insurance brokers, carriers, underwriters or self-insurance arrangements, including Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (21) Liens securing obligations in an aggregate outstanding amount not to exceed (as of the date any such Lien is incurred) the greater of (i) $20.0 million and (ii) 15.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of incurrence of such Lien for the most recently ended Test Period (calculated on a pro forma basis), which, in the case of any such Liens on the Collateral, at the election of the Borrower, shall be subject to the applicable Intercreditor Agreement(s); (22) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; 68 US-DOCS\126387463.20

(23) (a) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business or consistent with industry practice, (b) Liens arising out of conditional sale, title retention or similar arrangements for the sale of goods in the ordinary course of business or consistent with industry practice and (c) Liens arising by operation of law under Article 2 of the Uniform Commercial Code; (24) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(7); (25) Liens (a) of a collection bank arising under Section 4-208 or 4-210 of the Uniform Commercial Code on items in the course of collection, (b) attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business or consistent with industry practice and (c) in favor of banking or other institutions or other electronic payment service providers arising as a matter of law or under general terms and conditions encumbering deposits or margin deposits or other funds maintained with such institution (including the right of setoff) and that are within the general parameters customary in the banking industry; (26) Liens deemed to exist in connection with Investments in repurchase agreements permitted under this Agreement; provided that such Liens do not extend to assets other than those that are subject to such repurchase agreements; (27) Liens that are contractual rights of setoff (a) relating to the establishment of depository relations with banks or other deposit-taking financial institutions or other electronic payment service providers and not given in connection with the issuance of Indebtedness, (b) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business or consistent with industry practice of the Borrower or any Restricted Subsidiary or (c) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with industry practice; (28) Liens on cash proceeds (as defined in Article 9 of the Uniform Commercial Code) of assets sold that were subject to a Lien permitted hereunder; (29) any encumbrance or restriction (including put, call arrangements, tag, drag, right of first refusal and similar rights) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (30) Liens (a) on cash advances or cash earnest money deposits in favor of the seller of any property to be acquired in an Investment permitted under this Agreement to be applied against the purchase price for such Investment and (b) consisting of a letter of intent or an agreement to sell, transfer, lease or otherwise dispose of any property in a transaction permitted under Section 7.04; (31) ground leases, subleases, licenses or sublicenses in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located; (32) Liens in connection with any Sale-Leaseback Transaction(s); (33) Liens on Capital Stock or other securities of an Unrestricted Subsidiary; (34) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the 69 US-DOCS\126387463.20

Borrower or any of the Restricted Subsidiaries in the ordinary course of business or consistent with industry practice; (35) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries in the ordinary course of business or consistent with industry practice of the Borrower and such Subsidiary to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (36) rights of set-off, banker’s liens, netting arrangements and other Liens arising by operation of law or by the terms of documents of banks or other financial institutions in relation to the maintenance or administration of deposit accounts, securities accounts, cash management arrangements or in connection with the issuance of letters of credit, bank guarantees or other similar instruments; (37) Liens on cash and Cash Equivalents used to satisfy or discharge Indebtedness; provided that such satisfaction or discharge is permitted under this Agreement; (38) receipt of progress payments and advances from customers in the ordinary course of business or consistent with industry practice to the extent the same creates a Lien on the related inventory and proceeds thereof and Liens on property or assets under construction arising from progress or partial payments by a third party relating to such property or assets; (39) Liens to secure obligations in respect of (a) Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to Section 7.02 (other than with respect to assumed or acquired Indebtedness, Disqualified Stock or Preferred Stock not incurred in contemplation of the relevant investment or acquisition under clause (14)(a)(A), (14)(a)(B) or (14)(b) of Section 7.02(b)); provided that after giving pro forma effect to the incurrence of the then-proposed Indebtedness, Disqualified Stock or Preferred Stock (and without netting any cash received from the incurrence of such proposed Indebtedness, Disqualified Stock or Preferred Stock), (i) (x) if such Indebtedness, Disqualified Stock or Preferred Stock is secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral that secure the First Lien Obligations (“Pari Passu Lien Debt”), the First Lien Net Leverage Ratio for the Test Period most recently ended calculated on a pro forma basis after giving effect to any such incurrence does not exceed 3.50 to 1.00 (including in connection with an acquisition or other Investment permitted under this Agreement) or (y) if such Indebtedness, Disqualified Stock or Preferred Stock is either secured by Liens on the Collateral on a basis that is junior in priority to the Liens on the Collateral (“Junior Lien Debt”) securing the First Lien Obligations or secured by Liens on property that does not constitute Collateral, in each case, the Secured Net Leverage Ratio for the Test Period most recently ended calculated on a pro forma basis after giving effect to any such incurrence does not exceed 4.00 to 1.00 (including in connection with an acquisition or other Investment permitted under this Agreement) and (ii) such Liens described in clauses (x) and (y) above on the Collateral are in each case subject to the applicable Intercreditor Agreement(s) and (b) any Refinancing Indebtedness in respect of Pari Passu Lien Debt, Junior Lien Debt or debt secured by Liens on property that does not constitute Collateral; (40) agreements to subordinate any interest of the Borrower or any Restricted Subsidiary in any accounts receivable or other proceeds arising from inventory consigned by the Borrower or any Restricted Subsidiary pursuant to an agreement entered into in the ordinary course of business or consistent with industry practice; (41) Liens arising pursuant to Section 107(l) of the Comprehensive Environmental Response, Compensation and Liability Act or similar provision of any Environmental Law; 70 US-DOCS\126387463.20

(42) Liens disclosed by any title insurance reports or policies delivered to the Administrative Agent on or prior to the Amendment No. 2 Effective Date and any replacement, extension or renewal of any such Lien (to the extent the Indebtedness and other obligations secured by such replacement, extension or renewal Liens are permitted by this Agreement); provided that such replacement, extension or renewal Liens do not cover any property other than the property that was subject to such Liens prior to such replacement, extension or renewal; (43) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Borrower or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (44) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with; (45) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business or consistent with industry practice; (46) zoning, building and other similar land use restrictions, including site plan agreements, development agreements and contract zoning agreements; (47) cash collateral securing obligations in respect of commercial Letters of Credit issued under clause (2) of Section 7.02(b); (48) Liens on all or any portion of the Collateral securing (i) Permitted Incremental Equivalent Debt, (ii) Permitted Equal Priority Refinancing Debt or (iii) Permitted Junior Priority Refinancing Debt, and, in each case, Liens securing any Refinancing Indebtedness in respect thereof; (49) (i) Liens on the assets of Restricted Subsidiaries that are not Loan Parties (and the Equity Interests thereof) securing Indebtedness and/or other obligations of such Restricted Subsidiaries or any other Restricted Subsidiaries that are not Loan Parties that is permitted by Section 7.02 or otherwise not prohibited by this Agreement, (ii) Liens on Equity Interests in joint ventures (A) securing obligations of such joint venture or (B) pursuant to the relevant joint venture agreement or arrangement and (iii) Liens on the assets of Restricted Subsidiaries that are not Loan Parties (and the Equity Interests thereof) securing Indebtedness of Foreign Subsidiaries; (50) Liens on assets of Restricted Subsidiaries that are Foreign Subsidiaries (and the Equity Interests thereof) (i) securing Indebtedness and other obligations of such Foreign Subsidiaries or (ii) to the extent arising mandatorily under applicable Law; and (51) Liens on Escrowed Proceeds for the benefit of the related holders of debt securities or other Indebtedness (or the underwriters, trustee, escrow agent or arrangers thereof) or on cash set aside at the time of the incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose. For purposes of this definition, the term “Indebtedness” will be deemed to include interest (including capitalized interest and/or interest paid in kind) and other obligations payable on or with respect to such Indebtedness. 71 US-DOCS\126387463.20

Any Liens incurred to refinance Liens incurred pursuant to clauses (8), (21) and (39) above will be permitted to secure additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay (I) any accrued and unpaid interest on the associated Indebtedness, any accrued and unpaid dividends on the associated Preferred Stock, and any accrued and unpaid dividends on the associated Disqualified Stock being so refinanced, extended, replaced, refunded, renewed or defeased and (II) the amount of any tender premium or penalty or premium (including any make-whole premium) required to be paid under the terms of the instrument or documents governing such associated refinanced Indebtedness, Preferred Stock or Disqualified Stock and any defeasance costs and any fees and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Stock or the extension, replacement, refunding, refinancing, renewal or defeasance of such associated refinanced Indebtedness, Preferred Stock or Disqualified Stock (and with respect to associated Indebtedness under Designated Commitments, including an amount equal to any unutilized Designated Commitments being refinanced, extended, replaced, refunded, renewed or defeased to the extent permanently terminated at the time of incurrence of such Liens in connection with such Refinancing Indebtedness). “Permitted Parent” means any direct or indirect parent of the Borrower that at the time it became a parent of the Borrower was a Permitted Holder pursuant to clause (1) of the definition thereof. “Permitted Ratio Debt” has the meaning specified in Section 7.02(a). “Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Borrower and/or the Guarantors in the form of one or more series of senior unsecured notes, bonds or debentures or unsecured loans (and, if applicable, any Registered Equivalent Notes issued in exchange therefor); provided that (i) such Indebtedness satisfies the applicable requirements set forth in the provisos in the definition of “Credit Agreement Refinancing Indebtedness” and (ii) such Indebtedness is not at any time guaranteed by any Subsidiary of the Borrower other than Subsidiaries that are Guarantors. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on the Borrower’s or a Parent Company’s common equity sold by the Borrower or a Parent Company substantially concurrently with a related Permitted Bond Hedge Transaction. “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established or maintained by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates. “Platform” has the meaning specified in Section 6.02. “Pledged Collateral” has the meaning specified in the Security Agreement. “Pre-Amendment No. 2 Credit Agreement” means this Agreement as it was in effect immediately prior to the effectiveness of Amendment No. 2. “Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution or winding up. “Previously Absent Financial Maintenance Covenant” means, at any time (x) any financial maintenance covenant that is not contained in this Agreement at such time and (y) any financial maintenance covenant, a corresponding version of which is already contained in this Agreement at such time 72 US-DOCS\126387463.20 but with covenant levels and component definitions (to the extent relating to such corresponding version) in this Agreement that are less restrictive as to the Borrower and the Restricted Subsidiaries than those in the applicable Incremental Amendment, Refinancing Amendment, Extension Amendment or amendment in respect of Replacement Loans or any documents relating to Credit Agreement Refinancing Indebtedness, Permitted Incremental Equivalent Debt or Refinancing Indebtedness. “Private-Side Information” means any information with respect to Holdings and its Subsidiaries that is not Public-Side Information. “Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage), the numerator of which is the amount of the Commitments (or, if the Revolving Commitments have terminated in full, Revolving Exposure) and, if applicable and without duplication, Term Loans of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments (or, if the Revolving Commitments have terminated in full, Revolving Exposure) and, if applicable and without duplication, Term Loans at such time; provided that when used with respect to (i) Commitments, Loans, interest and fees under the Revolving Facility, “Pro Rata Share,” shall mean with respect to any Lender such Lender’s Applicable Percentage and (ii) Commitments, Loans and interest under any Term Facility, “Pro Rata Share,” shall mean, with respect to each Lender at any time a fraction (expressed as a percentage), the numerator of which is the amount of the Term Commitments and Term Loans of such Lender under such Term Facility at such time and the denominator of which is the amount of the aggregate Term Commitments and Term Loans under such Term Facility at such time. “Projections” means the “Accel Financial Forecast” included in the Lender Presentation dated October 2019. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means the initial costs relating to establishing compliance with the Sarbanes-Oxley Act of 2002, as amended, and other expenses arising out of or incidental to the Borrower’s or its Restricted Subsidiaries’ initial establishment of compliance with the obligations of a reporting company, including costs, fees and expenses (including legal, accounting and other professional fees) relating to compliance with provisions of the Securities Act and the Exchange Act and costs relating to compliance with the provisions of the Securities Act and the Exchange Act, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, costs relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and legal and other professional fees (including auditors’ and accountants’ fees), listing fees, filing fees and related costs and expenses associated with being a public company. “Public Lender” has the meaning specified in Section 6.02. “Public-Side Information” means information that does not constitute material non-public information (within the meaning of United States federal and state securities laws) with respect to Holdings, the Borrower or any of its Subsidiaries or any of their respective securities. “Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets (other than Capital Stock), and whether acquired through the direct acquisition of such property or assets, or otherwise. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10.0 million at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an 73 US-DOCS\126387463.20

“eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Stock. “Qualified Proceeds” means the fair market value of assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business. “Qualifying Lender” has the meaning specified in Section 2.05(1)(e)(D)(3). “Quarterly Financial Statements” has the meaning assigned to such term in Section 5.05(1)(a). “Rating Agencies” means Moody’s and S&P, or if Moody’s or S&P (or both) does not make a rating on the relevant obligations publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Borrower that will be substituted for Moody’s or S&P (or both), as the case may be. “Refinance” has the meaning assigned in the definition of “Refinancing Indebtedness” and “Refinancing” and “Refinanced” have meanings correlative to the foregoing. “Refinanced Debt” has the meaning assigned to such term in the definition of “Refinancing Indebtedness”. “Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Other Loans or Other Commitments being incurred or provided pursuant thereto, in accordance with Section 2.15. “Refinancing Indebtedness” means (x) Indebtedness incurred by the Borrower or any Restricted Subsidiary, (y) Disqualified Stock issued by the Borrower or any Restricted Subsidiary or (z) Preferred Stock issued by any Restricted Subsidiary which, in each case, serves to extend, replace, refund, refinance, renew or defease (“Refinance”) any Indebtedness, Disqualified Stock or Preferred Stock, in each case of the foregoing clauses (x), (y) and (z), including any Refinancing Indebtedness, so long as: (1) the principal amount (or accreted value, if applicable) of such new Indebtedness, the amount of such new Preferred Stock or the liquidation preference of such new Disqualified Stock does not exceed (a) the principal amount of (or accreted value, if applicable) Indebtedness, the amount of Preferred Stock or the liquidation preference of Disqualified Stock being so extended, replaced, refunded, refinanced, renewed or defeased (such Indebtedness, Disqualified Stock or Preferred Stock, the “Refinanced Debt”), plus (b) any accrued and unpaid interest on, or any accrued and unpaid dividends on, such Refinanced Debt, plus (c) the amount of any tender premium or penalty or premium (including any make-whole premium) required to be paid under the terms of the instrument or documents governing such Refinanced Debt and any defeasance costs and any fees and expenses (including original issue discount, upfront fees, underwriting, arrangement and similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Stock or to Refinance such Refinanced Debt (such amounts in clauses (b) and (c), the “Incremental Amounts”); 74 US-DOCS\126387463.20

(2) such Refinancing Indebtedness (other than in the case of the Refinancing of any Indebtedness assumed or acquired in connection with any Permitted Acquisition, investment or similar transaction so long as not created in contemplation thereof), has a: (a) Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is not less than the remaining Weighted Average Life to Maturity of the applicable Refinanced Debt; and (b) final scheduled maturity date equal to or later than the final scheduled maturity date of the Refinanced Debt (or, if earlier, the date that is 91 days after the Latest Maturity Date of the Loans); (3) to the extent such Refinancing Indebtedness Refinances (a) Indebtedness that is contractually subordinated in right of payment to the Obligations (other than such Indebtedness assumed or acquired in an acquisition or similar investment and not created in contemplation thereof), unless such Refinancing constitutes a Restricted Payment permitted by Section 7.05, such Refinancing Indebtedness is junior to the Loans or the Guaranty thereof at least to the same extent as the applicable Refinanced Debt, (b) Junior Lien Debt, such Refinancing Indebtedness is (i) unsecured or (ii) secured by Liens that are subordinated to the Liens that secure the Loans or the Guaranty thereof, in each case at least to the same extent as the applicable Refinanced Debt or pursuant to an Intercreditor Agreement, in each case, unless such Refinancing Indebtedness is secured by a Lien that is not so subordinated that is permitted by Section 7.01, or (c) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness must be Disqualified Stock or Preferred Stock, respectively; (4) such Refinancing Indebtedness shall not be guaranteed or borrowed by any Person other than a Person that is so obligated in respect of the Refinanced Debt being Refinanced; and (5) such Refinancing Indebtedness shall not be secured by any assets or property of Holdings, the Borrower or any Restricted Subsidiary that does not secure the Refinanced Debt being Refinanced (plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after-acquired property); it being understood and agreed that individual financings provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty or its affiliates; provided that Refinancing Indebtedness will not include: (a) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary of the Borrower that is not a Guarantor that refinances Indebtedness or Disqualified Stock of the Borrower; (b) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary of the Borrower that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Guarantor; or (c) Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary; provided, further, that (x) clause (2) of this definition will not apply to any Refinancing of any Indebtedness other than Indebtedness incurred under clause (30) of Section 7.02(b) (including any successive Refinancings thereof incurred under clause (13) of Section 7.02(b)) and any Junior Indebtedness (other than Junior Indebtedness assumed or acquired in an investment or acquisition and not created in contemplation thereof), Disqualified Stock and Preferred Stock and (y) Refinancing Indebtedness may be incurred in the form of a bridge or other interim credit facility intended to be Refinanced with long-term indebtedness (and such bridge 75 US-DOCS\126387463.20 or other interim credit facility shall be deemed to satisfy clause (2) of this definition so long as (x) such credit facility includes customary “rollover” provisions and (y) assuming such credit facility were to be extended pursuant to such “rollover” provisions, such extended credit facility would comply with clause (2) of this definition). “Refunding Capital Stock” has the meaning specified in Section 7.05(b)(2)(a). “Register” has the meaning specified in Section 10.07(c). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Registration Statement” means the Form S-4 Registration Statement (Registration No. 3333-233637) under the Securities Act of 1933 of TPG Pace Holdings Corp., filed originally on September 5, 2019, as amended by Amendment No. 1, filed with the SEC by TPG Pace Holdings Corp. on October 7, 2019 and as amended by Amendment No. 2, filed with the SEC by TPG Pace Holdings Corp. on October 24, 2019, and declared effective by the SEC on October 29, 2019. “Rejection Notice” has the meaning specified in Section 2.05(2)(g). “Related Business Assets” means assets (other than Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Borrower or a Restricted Subsidiary in exchange for assets transferred by the Borrower or a Restricted Subsidiary will not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person is or would become a Restricted Subsidiary. “Related Indemnified Person” of an Indemnitee means (1) any controlling Person or controlled Affiliate of such Indemnitee, (2) the respective directors, officers, partners, employees, advisors, other representatives or successors or permitted assigns of such Indemnitee or any of its controlling Persons or controlled Affiliates and (3) the respective agents, trustees and other representatives of such Indemnitee or any of its controlling Persons or controlled Affiliates, in the case of this clause (3), acting at the instructions of such Indemnitee, controlling Person or such controlled Affiliate; provided that each reference to a controlled Affiliate or controlling Person in this definition pertains to a controlled Affiliate or controlling Person involved in the negotiation of this Agreement or the syndication of the Facilities. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Related Person” means, with respect to any Person, (a) any Affiliate of such Person, (b) the respective directors, officers, partners, employees, advisors, agents, trustees and other representatives of such Person or any of its Affiliates and (c) the successors and permitted assigns of such Person or any of its Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into or migration through the Environment. “Relevant Governmental Body” means the Federal Reserve System Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve System Board or the Federal Reserve Bank of New York, or any successor thereto. 76 US-DOCS\126387463.20

“Replaced Loans” has the meaning specified in Section 10.01(2). “Replacement Amendment” has the meaning specified in Section 10.01(2). “Replacement Loans” has the meaning specified in Section 10.01(2). “Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a L/C Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Additional Term Loan Lenders” means, as of any date of determination, with respect to the Additional Term Loan Facility, Additional Term Loan Lenders having more than 50% of the sum of (a) the Total Outstandings under the Additional Term Loan Facility and (b) the aggregate unused Additional Term Loan Commitments under the Additional Term Loan Facility; provided that the unused Additional Term Loan Commitments of, and the portion of the Total Outstandings under such Additional Term Loan Facility held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Additional Term Loan Lenders; provided, further, that, to the same extent specified in Section 10.07(i) with respect to any determination of Required Additional Term Loan Lenders, the Additional Term Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Additional Term Loan Lenders unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on the other Additional Term Loan Lenders. “Required Facility Lenders” means, as of any date of determination, with respect to one or more Facilities, Lenders having more than 50% of the sum of (a) the Total Outstandings under such Facility or Facilities (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans, as applicable, under such Facility or Facilities being deemed “held” by such Lender for purposes of this definition) and (b) the aggregate unused Commitments under such Facility or Facilities; provided that the unused Commitments of, and the portion of the Total Outstandings under such Facility or Facilities held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Facility Lenders; provided, further, that, to the same extent specified in Section 10.07(i) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Facility Lenders unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on the other Lenders. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Commitments; provided that the unused Term Commitment and unused Revolving Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Lenders unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on the other Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. 77 US-DOCS\126387463.20

“Responsible Officer” means, with respect to a Person, the chief executive officer, chief operating officer, president, executive vice president, senior vice president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer or Person performing similar functions, of such Person and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer, employee or representative of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. With respect to any document delivered by a Loan Party on the Amendment No. 2 Effective Date, Responsible Officer includes any secretary or assistant secretary of such Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of the Borrower. “Restricted Investment” means any Investment other than any Permitted Investment(s). “Restricted Payment” has the meaning specified in Section 7.05. “Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of the Borrower (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary will be included in the definition of “Restricted Subsidiary”. Wherever the term “Restricted Subsidiary” is used herein with respect to any Subsidiary of a referenced Person that is not the Borrower, then it will be construed to mean a Person that would be a Restricted Subsidiary of the Borrower on a pro forma basis following consummation of one or a series of related transactions involving such referenced Person and the Borrower (unless such transaction would include a designation of a Subsidiary of such Person as an Unrestricted Subsidiary on a pro forma basis in accordance with this Agreement). “Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Eurodollar RateSOFR Loans, having the same Interest Period, made by each of the Revolving Lenders pursuant to Section 2.01(2). “Revolving Commitment” means, as to each Revolving Lender, its obligation to (1) make Revolving Loans to the Borrower pursuant to Section 2.01(2) and (2) purchase participations in L/C Obligations in respect of Letters of Credit and purchase participations in Swing Line Loans in an aggregate principal amount at any one time outstanding not to exceed the amount specified opposite such Lender’s name on Schedule 1 to Amendment No. 2 under the caption “Revolving Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Commitments of all Revolving Lenders as of the Amendment No. 2 Effective Date is $150.0 million, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. “Revolving Commitment Increase” has the meaning specified in Section 2.14(1). “Revolving Exposure” means, as to each Revolving Lender, the sum of the amount of the Outstanding Amount of such Revolving Lender’s Revolving Loans and its Applicable Percentage of the amount of the L/C Obligations and Swing Line Obligations at such time. “Revolving Extension Request” has the meaning provided in Section 2.16(2). “Revolving Extension Series” has the meaning provided in Section 2.16(2). 78 US-DOCS\126387463.20

“Revolving Facility” means, at any time, the aggregate amount of the Revolving Commitments at such time. “Revolving Lender” means, at any time, any Lender that has a Revolving Commitment at such time or, if Revolving Commitments have terminated, Revolving Exposure. “Revolving Loan” has the meaning specified in Section 2.01(2) and includes Revolving Loans under the Amendment No. 2 Effective Date Revolving Facility, Incremental Revolving Loans, Other Revolving Loans and Loans made pursuant to Extended Revolving Commitments. “Revolving Note” means a promissory note of the Borrower payable to any Revolving Lender or its registered assigns, in substantially the form of Exhibit B-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Lender resulting from the Revolving Loans made by such Revolving Lender. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business. “Sale-Leaseback Transaction” means any arrangement providing for the leasing by the Borrower or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to a third Person in contemplation of such leasing. “Same Day Funds” means disbursements and payments in immediately available funds. “Sanctions” has the meaning specified in Section 5.17. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement that is (a) entered into by and between Holdings, the Borrower or any Restricted Subsidiary and a Cash Management Bank and (b) designated in writing by the Borrower to the Administrative Agent as a “Secured Cash Management Agreement”. “Secured Hedge Agreement” means any Hedge Agreement that is (a) entered into by and between any Loan Party or Restricted Subsidiary and any Hedge Bank and (b) designated in writing by the Borrower to the Administrative Agent as a “Secured Hedge Agreement” (it being understood that one notice with respect to a Master Agreement may designate all transactions thereunder as being “Secured Hedging Agreements”, without the need for separate notices for each individual transaction thereunder). “Secured Indebtedness” means any Indebtedness of the Borrower or any Restricted Subsidiary secured by a Lien. “Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Debt outstanding as of the last day of such Test Period, minus the Unrestricted Cash Amount on such last day to (b) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such Test Period, in each case on a pro forma basis with such pro forma adjustments as are consistent with Section 1.07. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each Issuing Bank, each Hedge Bank, each Cash Management Bank, each Supplemental 79 US-DOCS\126387463.20

Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(2) or 9.07. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Security Agreement” means, collectively, the Amended and Restated Pledge and Security Agreement, dated as of the Amendment No. 2 Effective Date, executed by the Loan Parties and the Collateral Agent, together with supplements or joinders thereto executed and delivered pursuant to Section 6.11. “Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X of the SEC, as such regulation is in effect on the Amendment No. 2 Effective Date. “Similar Business” means (1) any business conducted or proposed to be conducted by the Borrower or any Restricted Subsidiary on the Amendment No. 2 Effective Date or (2) any business or other activities that are reasonably similar, ancillary, incidental, complementary or related to (including non-core incidental businesses acquired in connection with any Permitted Investment), or a reasonable extension, development or expansion of, the businesses that the Borrower and its Restricted Subsidiaries conduct or propose to conduct on the Amendment No. 2 Effective Date. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time). . “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Solicited Discount Proration” has the meaning specified in Section 2.05(1)(e)(D)(3). “Solicited Discounted Prepayment Amount” has the meaning specified in Section 2.05(1)(e)(D)(1). “Solicited Discounted Prepayment Notice” means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.05(1)(e)(D) substantially in the form of Exhibit L. “Solicited Discounted Prepayment Offer” means the written offer by each Lender, substantially in the form of Exhibit O, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice. “Solicited Discounted Prepayment Response Date” has the meaning specified in Section 2.05(1)(e)(D)(1). 80 US-DOCS\126387463.20

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date: (1) the fair value of the assets of such Person exceeds its debts and liabilities, subordinated, contingent or otherwise, (2) the present fair saleable value of the property of such Person is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (3) such Person is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (4) such Person is not engaged in, and is not about to engage in, business for which it has unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “SPC” has the meaning specified in Section 10.07(g). “SPAC Redemption” means any direct or indirect redemption by Buyer (and/or its applicable successor) of the Equity Interests of Buyer on or prior to the Closing Date. “Specified Discount” has the meaning specified in Section 2.05(1)(e)(B)(1). “Specified Discount Prepayment Amount” has the meaning specified in Section 2.05(1)(e)(B)(1). “Specified Discount Prepayment Notice” means a written notice of the Borrower’s Offer of Specified Discount Prepayment made pursuant to Section 2.05(1)(e)(B) substantially in the form of Exhibit N. “Specified Discount Prepayment Response” means the written response by each Lender, substantially in the form of Exhibit P, to a Specified Discount Prepayment Notice. “Specified Discount Prepayment Response Date” has the meaning specified in Section 2.05(1)(e)(B)(1). “Specified Discount Proration” has the meaning specified in Section 2.05(1)(e)(B)(3). “Specified Representations” means those representations and warranties made in Sections 5.01(1) (with respect to the organizational existence of the Loan Parties only), 5.01(2)(b), 5.01(4) (solely that the use of proceeds of the relevant loans made on or as of the relevant date of determination will not violate the FCPA or the US PATRIOT Act), 5.02(1), 5.02(2)(a), 5.04, 5.13, 5.16, the last sentence of Section 5.17, and Section 5.18. 81 US-DOCS\126387463.20

“Specified Transaction” means: (1) solely for the purposes of determining the applicable cash balance, any contribution of capital, including as a result of an Equity Offering, to the Borrower in connection with an acquisition or Investment, (2) any designation of operations or assets of the Borrower or a Restricted Subsidiary as discontinued operations (as defined under GAAP) (provided that operations or assets of the Borrower or a Restricted Subsidiary that are held for sale or are subject to an agreement to dispose of such operations or assets may, at the Borrower’s election (in its sole discretion), be designated as discontinued operations under this clause (2) only when and to the extent such operations are actually disposed of), (3) any Permitted Acquisition, investment or other similar transaction, in each case, that results in a Person becoming a Restricted Subsidiary, (4) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary in compliance with this Agreement, (5) any purchase or other acquisition of a business of any Person and/or assets constituting a business unit, line of business or division of any Person, (6) any Disposition (a) that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower or (b) of a business, business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, amalgamation, consolidation or otherwise, (7) any operational changes identified by the Borrower that have been made by the Borrower or any Restricted Subsidiary during the Test Period, (8) any borrowing of Incremental Loans or Permitted Incremental Equivalent Debt (or establishment of Incremental Commitments), or (9) any Restricted Payment or other transaction that by the terms of this Agreement requires a financial ratio to be calculated on a pro forma basis; provided, for the avoidance of doubt, that the Transactions are not a Specified Transaction after the Amendment No. 2 Effective Date. “Specified Transaction Agreement Representations” means such of the representations and warranties made with respect to the Company and its Subsidiaries in the Transaction Agreement as are material to the interests of the Lenders, but only to the extent that the Buyer (or its applicable Affiliates) has the right (taking into account any applicable cure provisions) to terminate its (or such Affiliates’) obligations under the Transaction Agreement, or decline to consummate the Transaction (in each case, in accordance with the terms thereof), as a result of a breach of such representations and warranties. “Sterling” means the lawful currency of the United Kingdom. “Submitted Amount” has the meaning specified in Section 2.05(1)(e)(C)(1). “Submitted Discount” has the meaning specified in Section 2.05(1)(e)(C)(1). 82 US-DOCS\126387463.20

“Subsidiary” means, with respect to any Person: (1) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, members of management or trustees thereof, is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and (2) any partnership, joint venture, limited liability company or similar entity of which: (a) more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise; and (b) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantor” means any Subsidiary of the Borrower that (i) is party to the Guaranty on the Closing Date as a Guarantor or (ii) becomes a Guarantor in accordance with Section 6.11 hereof. On the Closing Date, the Subsidiary Guarantors are as set forth on Schedule 1.01(1). “Successor Borrower” has the meaning specified in Section 7.03(4). “Successor Holdings” has the meaning specified in Section 7.03(5). “Supplemental Administrative Agent” and “Supplemental Administrative Agents” have the meanings specified in Section 9.15(1). “Swap Obligation” has the meaning specified in the definition of “Excluded Swap Obligation”. “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Facility” means the swing line facility made available by the Swing Line Lender pursuant to Section 2.04. “Swing Line Lender” means Capital One, National Association and/or (as the context requires) any other Lender that becomes a Swing Line Lender in accordance with Section 2.04(8), or any successor Swing Line Lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(1). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(2), which, if in writing, shall be substantially in the form of Exhibit A-2, or such other form as approved by the Administrative Agent and the Borrower (including any form on an electronic platform or 83 US-DOCS\126387463.20 electronic transmission system as shall be approved by the Administrative Agent and the Borrower), appropriately completed and signed by a Responsible Officer of the Borrower. “Swing Line Note” means a promissory note of the Borrower payable to any Swing Line Lender or its registered assigns, in substantially the form of Exhibit B-3, evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from the Swing Line Loans. “Swing Line Obligations” means, as at any date of determination, the aggregate Outstanding Amount of all Swing Line Loans outstanding. “Swing Line Sublimit” means an amount equal to the lesser of (a) $15.0 million and (b) the aggregate amount of the Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Commitments. “Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding (including backup withholding) of any nature and whatever called, imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Tax and Trust Funds” means cash, Cash Equivalents or other assets that are comprised solely of (a) funds used by payroll and payroll Taxes and other employee benefit payments to or for the benefit of employees of Holdings, the Borrower and/or any Subsidiary, (b) Taxes required to be collected, remitted or withheld (including, federal and state withholding taxes (including the employer’s share thereof)) in the ordinary course of business and (c) other funds which any Loan Party holds in trust or as an escrow or fiduciary for another Person which is not a Loan Party in the ordinary course of business. “Tax Group” has the meaning specified in Section 7.05(b)(14)(b). “Tax Indemnitee” has the meaning specified in Section 3.01(5). “Term Borrowing” means a Borrowing of any Term Loans. “Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Term Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to this Agreement and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment, (iv) an Extension Amendment or (v) an amendment in respect of Replacement Loans. The initial amount of each Term Lender’s Term Commitment, as of the Amendment No. 2 Effective Date, is specified on Schedule 1 to Amendment No. 2 under the caption “Amendment No. 2 Effective Date Term Loan Commitment” or “Additional Term Loan Commitment” or, otherwise, in the Assignment and Assumption (or Affiliated Lender Assignment and Assumption), Incremental Amendment, Refinancing Amendment, Extension Amendment or amendment in respect of Replacement Loans pursuant to which such Lender shall have assumed its Commitment, as the case may be. “Term Facility” means any Facility consisting of Term Loans of a single Class and/or Term Commitments with respect to such Class of Term Loans. “Term Lender” means, at any time, any Lender that has a Term Commitment or a Term Loan at such time. 84 US-DOCS\126387463.20

“Term Loan” means any Amendment No. 2 Effective Date Term Loan, Additional Term Loan, Incremental Term Loan, Other Term Loan, Extended Term Loan or Replacement Loan, as the context may require. “Term Loan Extension Request” has the meaning provided in Section 2.16(1). “Term Loan Extension Series” has the meaning provided in Section 2.16(1). “Term Loan Increase” has the meaning specified in Section 2.14(1). “Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit B-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). 85 US-DOCS\126387463.20

“Term SOFR Notice” means a notification by the Administrative Agent and the Borrower to the Lenders of the occurrence of a Term SOFR Transition Event. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Term SOFR Transition Event” means the determination by the Administrative Agent and the Borrower that (a) the Term SOFR Reference Rate has been selected or recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR Reference Rate is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or Early Opt-In Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 1.12 that is not the Term SOFR Reference Rate. “Terminal Operator License” means a video gaming terminal operator license issued by the Illinois Gaming Board. “Termination Conditions” means, collectively, (a) the payment in full of the Obligations (other than (i) contingent indemnification obligations not then due and (ii) Obligations under Secured Hedge Agreements not then due and owing and Secured Cash Management Agreements) in accordance with Section 2.12(1) and (b) the termination of the Commitments and the termination or expiration of all Letters of Credit under this Agreement (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized on terms reasonably acceptable to the applicable Issuing Bank, backstopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or deemed issued or reissued under another agreement reasonably acceptable to the applicable Issuing Bank). “Terminal Operating Agreement” shall mean any written agreement entered into with a Person providing for the right to install, maintain and operate slot machines, video gaming terminals, video poker machines or other electronic gaming devices at premises owned or operated by such Person. “Test Period” in effect at any time means (x) for the purposes of the Financial Covenants (other than for the purpose of determining pro forma compliance with the Financial Covenants in connection with any Basket), the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which, subject to Section 1.07(1), financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(1) or (2), as applicable and (y) for all other purposes in this Agreement, the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which, subject to Section 1.07(1), financial statements for each such quarter or fiscal year in such period have been delivered pursuant to Section 6.01(1) or (2), as applicable (it being understood that for purposes of determining pro forma compliance with the Financial Covenants in connection with any Basket, if no Test Period with an applicable level cited in the Financial Covenants has passed, the applicable level shall be the level for the first Test Period cited in the Financial Covenants with an indicated level). “Threshold Amount” means the greater of (x) $13.0 million and (y) 10.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis). “Total Assets” means, at any time, the total assets of the Borrower and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the then most recent balance sheet of the Borrower or such other Person as may be available (as determined in good faith by the Borrower) (and, in the case of any determination relating to any Specified Transaction, on a pro forma basis including any property or assets being acquired in connection therewith). “Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt outstanding as of the last day of such Test Period, minus the Unrestricted Cash 86 US-DOCS\126387463.20

Amount on such last day to (b) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such Test Period, in each case on a pro forma basis with such pro forma adjustments as are consistent with Section 1.07. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and L/C Obligations. “Traded Securities” means any debt or equity securities issued pursuant to a public offering or Rule 144A offering. “Transaction Agreement” means the Transaction Agreement, dated as of June 13, 2019, by and among, inter alios, Buyer, the sellers party thereto and the shareholder representative party thereto, as amended, modified and supplemented from time to time. “Transaction Expenses” means any fees, expenses, costs or charges incurred or paid by the Investors, any Parent Company, Holdings, the Borrower or any Restricted Subsidiary in connection with the Transactions, including any expenses in connection with hedging transactions, payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses and charges for repurchase or rollover of, or modifications to, stock options or restricted stock. “Transactions” means, collectively, the transactions contemplated by the Transaction Agreement (as amended through the Closing Date) and transactions related or incidental to, or in connection with, such transactions, the funding of the Closing Date Loans (as defined in the Pre-Amendment No. 2 Credit Agreement), the Closing Date Refinancing and the Acquisition the consummation of any SPAC Redemption and the payment of Transaction Expenses. “Treasury Capital Stock” has the meaning assigned to such term in Section 7.05(b)(2)(a). “Trust Fund Account” means any account containing cash and Cash Equivalents consisting solely of Tax and Trust Funds. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar RateSOFR Loan. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may apply to the creation, perfection or priority of any Lien on or otherwise with regard to any item or items of Collateral (including any restrictions on assignment related thereto). 87 US-DOCS\126387463.20

“United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning specified in Section 3.01(3)(b)(iii). “Unreimbursed Amount” has the meaning specified in Section 2.03(3)(a). “Unrestricted Cash Amount” means, on any date of determination, an amount equal to the greater of (a)(i) cash and Cash Equivalents of the Borrower and the Restricted Subsidiaries that (x) would not appear as “restricted” on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries or (y) are restricted in favor of the Facilities (which may also secure other Indebtedness secured by a pari passu or junior Lien basis with the Facilities); provided that the amount described in this clause (a)(i) shall include Vault Cash in an amount of up to $75,000 per individual operating location and/or VGT Location minus (ii) (x) $25.0 million until such time as the Borrower has borrowed Additional Term Loans hereunder after the Amendment No. 2 Effective Date in an aggregate principal amount exceeding $200.0 million and (y) thereafter, $50.0 million and (b) zero. “Unrestricted Subsidiary” means: (1) each Subsidiary of the Borrower which at the time of determination is an Unrestricted Subsidiary (as designated by the Borrower, as provided below); and (2) each Subsidiary of an Unrestricted Subsidiary. The Borrower may designate: (a) any Subsidiary of the Borrower (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Borrower or any Subsidiary (other than solely any Subsidiary of the Subsidiary to be so designated); provided that (i) such designation shall be deemed an Investment, (ii) each of (x) the Subsidiary to be so designated and (y) its Subsidiaries has not, at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Borrower or any Restricted Subsidiary (other than Equity Interests in an Unrestricted Subsidiary), (iii) at the time of such designation and immediately after giving pro forma effect thereto, no Event of Default will have occurred and be continuing or would occur as a consequence thereof and (iv) after giving pro forma effect to such designation, the Borrower is in compliance with the Financial Covenants calculated on a pro forma basis for the most recently ended Test Period; and (b) any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that at the time of such designation and immediately after giving pro forma effect thereto, no Event of Default will have occurred and be continuing or would occur as a consequence thereof. Any such designation by the Borrower will be notified by the Borrower to the Administrative Agent (in the case of clause (a) above, by promptly filing with the Administrative Agent an Officer’s Certificate certifying that such designation complied with clause (a) above). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness and Liens of such Subsidiary existing at such time. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets 88 US-DOCS\126387463.20

Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Lender” means any Lender that is not a Foreign Lender. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Public Law No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “USD LIBOR” means the London interbank offered rate for U.S. dollars. “Vault Cash” means any cash that is (a) maintained in any video game terminal, redemption machine and/or any cash cartridge associated therewith, (b) in any locked cash cartridge while in transit between operating locations of the Borrower and/or any Restricted Subsidiary and/or any video game terminal location and/or (c) in any cash vault at any operating location of the Borrower and/or any Restricted Subsidiary. “VGT Location” means, collectively, each location at which any video game terminal or redemption machine is located. “Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person. “Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing: (1) the sum of the products of the number of years (calculated to the nearest one-twenty-fifth) from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock, multiplied by the amount of such payment, by (2) the sum of all such payments; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness (the “Applicable Indebtedness”), the effects of any amortization or prepayments made on such Applicable Indebtedness prior to the date of such determination will be disregarded. “wholly owned” means, with respect to any Subsidiary of any Person, a Subsidiary of such Person one hundred percent (100%) of the outstanding Equity Interests of which (other than (x) directors’ qualifying shares and (y) shares of Capital Stock of Foreign Subsidiaries issued to foreign nationals as required by applicable Law) is at the time owned by such Person or by one or more wholly owned Subsidiaries of such Person. “Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding U.S. Branch” means a U.S. branch of a non-U.S. bank treated as a U.S. person for purposes of Treasury Regulations Section 1.1441-1 and described in Treasury Regulations Section 1.1441-1(b)(2)(iv) that agrees, on IRS Form W-8IMY or such other form prescribed by the Treasury or the IRS, to accept responsibility for all U.S. federal income tax withholding and information reporting with 89 US-DOCS\126387463.20 respect to payments made to the Administrative Agent for the account of Lenders by or on behalf of any Loan Party under the Loan Documents. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” means the lawful currency of Japan. SECTION 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (1) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (2) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (3) References in this Agreement to an Exhibit, Schedule, Article, Section, Annex, clause or subclause refer (a) to the appropriate Exhibit or Schedule to, or Article, Section, clause or subclause in this Agreement or (b) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears, in each case as such Exhibit, Schedule, Article, Section, Annex, clause or subclause may be amended or supplemented from time to time. (4) The term “including” is by way of example and not limitation. (5) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (6) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”. (7) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (8) The word “or” is not intended to be exclusive unless expressly indicated otherwise. (9) For purposes hereof, unless otherwise specifically indicated, the term “consolidated” with respect to any Person refers to such Person consolidated with its Restricted Subsidiaries and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person. 90 US-DOCS\126387463.20

(10) Each reference in the Loan Documents with respect to the priority of Liens shall be determined without regard to the control of applicable remedies, in each case, unless otherwise expressly stated in the Loan Documents in respect thereof. SECTION 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Holdings, the Borrower or any of its Subsidiaries at “fair value,” as defined therein and (ii) unless the Borrower has requested an amendment pursuant to the second paragraph of the definition of “GAAP” with respect to the treatment of operating leases and Capitalized Lease Obligations under GAAP (or IFRS) and until such amendment has become effective, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as Capitalized Lease Obligations in the financial statements to be delivered pursuant to Section 6.01. SECTION 1.04 Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.05 References to Agreements, Laws, etc. Unless otherwise expressly provided herein, (1) references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (2) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. SECTION 1.06 Times of Day and Timing of Payment and Performance. Unless otherwise specified, (1) all references herein to times of day shall be references to New York time (daylight or standard, as applicable) and (2) when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day. SECTION 1.07 Pro Forma and Other Calculations. (1) Notwithstanding anything to the contrary herein, financial ratios and tests, including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated in the manner prescribed by this Section 1.07; provided that notwithstanding anything to the contrary in clauses (2), (3), (4) or (5) of this Section 1.07, when calculating the First Lien Net Leverage Ratio for purposes of (a) the definition of “Applicable Rate”, the definition of “Additional Term Loan Commitment Fee Rate” and (b) the Financial Covenants (other than for the purpose 91 US-DOCS\126387463.20 of determining pro forma compliance with the Financial Covenants), the events described in this Section 1.07 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. (2) For purposes of calculating any financial ratio or test (or Consolidated EBITDA or Total Assets), Specified Transactions (and, subject to clause (4) below, the incurrence or repayment of any Indebtedness in connection therewith) that have been made (a) during the applicable Test Period or (b) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of Total Assets, on the last day of the applicable Test Period). If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any Restricted Subsidiary since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.07, then such financial ratio or test (or Consolidated EBITDA or Total Assets) shall be calculated to give pro forma effect thereto in accordance with this Section 1.07; provided that with respect to any pro forma calculations to be made in connection with any acquisition or investment in respect of which financial statements for the relevant target are not available for the same Test Period for which internal financial statements of the Borrower are available, the Borrower shall determine such pro forma calculations on the basis of the available financial statements (even if for differing periods) or such other basis as determined on a commercially reasonable basis by the Borrower. (3) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Financial Officer of the Borrower and may include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reductions and synergies projected by the Borrower in good faith to result from, or relating to, any Specified Transaction which is being given pro forma effect that have been realized or are expected to be realized and for which the actions necessary to realize such cost savings, operating expense reductions and synergies are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period and “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements), whether prior to or following the Closing Date, net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized) relating to such Specified Transaction; provided that (a) such amounts are reasonably identifiable, (b) such actions are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) no later than eighteen (18) months after the date of such Specified Transaction (or actions undertaken or implemented prior to the consummation of such Specified Transaction), (c) no amounts shall be added to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA (or any other components thereof), whether through a pro forma adjustment or otherwise, with respect to such period and (d) any increase in Consolidated EBITDA as a result of cost savings, operating expense reductions and synergies pursuant to this Section 1.07(3) shall be subject to the limitation set forth in clause (l)(y) of the definition of Consolidated EBITDA. (4) In the event that (a) the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees), issues or repays (including by redemption, repurchase, repayment, retirement, discharge, defeasance or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit unless such Indebtedness has been permanently repaid and not 92 US-DOCS\126387463.20 replaced and, for the avoidance of doubt, in the event an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) is incurred or issued, any Lien is incurred or other transaction is undertaken in reliance on a ratio Basket based on the Fixed Charge Coverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and/or the Total Net Leverage Ratio, such ratio(s) shall be calculated without regard to the incurrence of any Indebtedness under any revolving facility in connection therewith), (b) the Borrower or any Restricted Subsidiary issues, repurchases or redeems Disqualified Stock, (c) any Restricted Subsidiary issues, repurchases or redeems Preferred Stock or (d) the Borrower or any Restricted Subsidiary establishes or eliminates any Designated Commitments, in each case included in the calculations of any financial ratio or test (and, in each case of the foregoing clauses (a) and (d), any Lien incurred in connection therewith), (i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence, issuance, repayment or redemption of Indebtedness, issuance, repurchase or redemption of Disqualified Stock or Preferred Stock, or establishment or elimination of any Designated Commitments, in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period (except in the case of the Fixed Charge Coverage Ratio (or similar ratio), in which case such incurrence, issuance, repayment or redemption of Indebtedness, issuance, repurchase or redemption of Disqualified Stock or Preferred Stock, or establishment or elimination of any Designated Commitments, in each case will be given effect, as if the same had occurred on the first day of the applicable Test Period) and, in the case of Indebtedness for all purposes as if such Indebtedness in the full amount of any undrawn Designated Commitments had been incurred thereunder throughout such period. (5) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Fixed Charge Coverage Ratio is made had been the applicable rate for the entire period (taking into account any interest hedging arrangements applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Financial Officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or applicable Restricted Subsidiary may designate. (6) Notwithstanding anything to the contrary in this Section 1.07 or in any classification under GAAP of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into, at the election of the Borrower, no pro forma effect shall be given to any discontinued operations (and the Consolidated EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated. (7) Any determination of Total Assets shall be made by reference to the last day of the Test Period most recently ended for which internal financial statements of the Borrower are available (as determined in good faith by the Borrower) on or prior to the relevant date of determination. (8) Notwithstanding anything in this Agreement or any Loan Document to the contrary, in the event any Lien, Indebtedness (including any Incremental Loans, Incremental Commitments, Permitted Incremental Equivalent Debt, Other Loans or Other Commitments), Disqualified Stock, Preferred Stock, Asset Sale, Investment, Restricted Payment, or other transaction, action, judgment or amount incurred under any provision in this Agreement or any other Loan Document (or any of the foregoing in concurrent transactions, a single transaction or a series of related transactions) meets the criteria of one or more than one of the categories of Baskets under this Agreement within the same covenant (including within any defined terms), including any Fixed Basket or Non-Fixed Basket, as applicable, the Borrower shall be permitted, in its sole discretion, to divide and classify and to later, at any time and from time to time, re-divide and re-classify 93 US-DOCS\126387463.20

(including to re-classify utilization of any Fixed Basket as being incurred under any Non-Fixed Basket or other Fixed Basket or utilization of any Non-Fixed Basket as being incurred under any Fixed Basket or other Non-Fixed Basket) on one or more occasions (based on circumstances existing on the date of any such re-division and re-classification) any such Lien, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale, Investment, Restricted Payment, or other transaction, action, judgment or amount, in whole or in part, among one or more than one applicable Baskets under this Agreement (in the case of re-classification or re-division, so long as the amount so re-classified or re-divided is permitted at the time of such re-classification or re-division to be incurred pursuant to the applicable Basket into which such amount is re-classified or re-divided at such time (and not the Basket from which such amount is re-divided or re-classified)). For the avoidance of doubt, the amount of any Lien, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale, Investment, Restricted Payment or other transaction, action, judgment or amount that shall be allocated to each such Basket shall be determined by the Borrower at the time of such division, classification, re-division or re-classification, as applicable. If any Lien, Indebtedness (including any Incremental Loans, Incremental Commitments, Permitted Incremental Equivalent Debt, Other Loans or Other Commitments), Disqualified Stock, Preferred Stock, Asset Sale, Investment, Restricted Payment, or other transaction, action, judgment or amount incurred under any provision in this Agreement or any other Loan Document (or any portion of the foregoing) previously divided and classified (or re-divided and re-classified) as set forth above under any Fixed Basket, could subsequently be re-divided and re-classified under a Non-Fixed Basket within the same covenant, such re-division and re-classification shall be deemed to occur automatically, in each case, unless otherwise elected by the Borrower. Notwithstanding the foregoing, any Indebtedness incurred under this Agreement (including on the Closing Date and on the Amendment No. 2 Effective Date) will, at all times, be classified as being incurred under Section 7.02(b)(1) (including on the Closing Date and on the Amendment No. 2 Effective Date) and may not be re-classified. For all purposes hereunder, (x) “Fixed Basket” shall mean any Basket that is subject to a fixed-dollar limit (including Baskets based on a percentage of Consolidated EBITDA or total assets) and (y) “Non-Fixed Basket” shall mean any Basket that is subject to compliance with a financial ratio or test (including the Fixed Charge Coverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Total Net Leverage Ratio) (any such ratio or test, a “Financial Incurrence Test”). (9) Notwithstanding anything in this Agreement or any Loan Document to the contrary, in calculating any Non-Fixed Basket, any amounts incurred, or transactions entered into or consummated, in reliance on a Fixed Basket (including the Free and Clear Incremental Amount) under Section 7.01, Section 7.02, Section 7.05 (only in respect of Restricted Investments) and/or the definition of “Permitted Investment” in a concurrent transaction, a single transaction or a series of related transactions with the amount incurred, or transaction entered into or consummated, under an applicable Non-Fixed Basket within the same covenant shall be disregarded in the calculation of such Non-Fixed Basket; provided that full pro forma effect shall be given to all applicable and related transactions (including the use of proceeds of all applicable Indebtedness incurred and any repayments, repurchases and redemptions of Indebtedness) and all other adjustments as to which pro forma effect may be given under this Section 1.07. (10) If any Lien, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale, Investment, Restricted Payment, or other transaction, action, judgment or amount (any of the foregoing in concurrent transactions, a single transaction or a series of related transactions) is incurred, issued, taken or consummated in reliance on categories of Baskets measured by reference to a percentage of Consolidated EBITDA, and any Lien, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale, Investment, Restricted Payment, or other transaction, action, judgment or amount (including in connection with refinancing thereof) would subsequently exceed the applicable percentage of Consolidated EBITDA if calculated based on the Consolidated EBITDA on a later date (including the date of any refinancing or re-classification), such percentage of Consolidated EBITDA will not be deemed to be exceeded (so long as, in the case of refinancing any Indebtedness, Disqualified Stock or Preferred Stock (and any related Lien), the principal amount or the liquidation preference of such newly incurred or issued Indebtedness, Disqualified Stock or Preferred Stock does not exceed the maximum principal amount, liquidation preference or amount of 94 US-DOCS\126387463.20

Refinancing Indebtedness in respect of the Indebtedness, Disqualified Stock or Preferred Stock being refinanced, extended, replaced, refunded, renewed or defeased). (11) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (a) calculating any applicable Financial Incurrence Test, or availability under any Basket, in connection with the consummation of any Limited Condition Transaction, the incurrence of any Indebtedness or the consummation of any other transaction in connection with a Limited Condition Transaction and any actions or transactions related thereto (including for all purposes under this clause (11), the making of acquisitions and investments, the incurrence or issuance of Indebtedness (including the borrowing of any amount under the Additional Term Loan Facility), Disqualified Stock or Preferred Stock and the use of proceeds thereof, the incurrence of Liens, repayments of Indebtedness, the making of Restricted Payments and/or the designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary), (b) determining (x) compliance with any provision of this Agreement which requires that no Default or Event of Default (or any type of Default or Event of Default) has occurred, is continuing or would result therefrom, (y) compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth or referenced herein or (z) the satisfaction of any other conditions, in each case under this clause (b), in connection with the consummation of any Limited Condition Transaction, any incurrence or issuance of Indebtedness (including the borrowing of any amount under the Additional Term Loan Facility) or the consummation of any other transaction in connection with a Limited Condition Transaction and any actions or transactions related thereto, in each case under the foregoing clauses (a) and (b), the date of determination of such Financial Incurrence Test, availability under any Basket or other provisions, determination of whether any Default or Event of Default (or any type of Default or Event of Default) has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or the satisfaction of any other conditions shall, at the option of the Borrower (in its sole discretion) (the Borrower’s election to exercise such option, an “LCT Election,” which LCT Election may be in respect of one or more of clauses (a), (b)(x), (b)(y) and (b)(z) above), be deemed to be (I) any of the date the definitive agreements (or other relevant definitive documentation) for such Limited Condition Transaction, Indebtedness or other transaction in connection with such Limited Condition Transaction or action or transaction related thereto, as applicable, are entered into (or, in the case of (X) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, the date on which notice with respect to such Limited Condition Transactions is sent or (Y) any Restricted Payment in the form of share buybacks and/or regularly scheduled dividends to shareholders, the date of the declaration thereof) or (II) the time of funding of any of the applicable Indebtedness or consummation of such Limited Condition Transaction or other transaction in connection therewith or action or transaction related thereto (provided that, notwithstanding the LCT Election made under the foregoing clauses (I) and (II), the Borrower may elect (in its sole discretion) to re-determine one or more of clauses (a), (b)(x), (b)(y) and (b)(z) above at the time of funding of any of the applicable Indebtedness or consummation of such Limited Condition Transaction or other transaction in connection therewith or action or transaction related thereto, so long as any applicable determination of whether any Event of Default under Section 8.01(1) or Section 8.01(6) is continuing shall also be made at such time) (such date in clause (I) or (II), the “LCT Test Date”) and, subject to the other provisions of this Section 1.07, if, after giving pro forma effect to the Limited Condition Transaction, any Indebtedness or other transaction in connection therewith and any actions or transactions related thereto and any related pro forma adjustments, the Borrower or any of its Restricted Subsidiaries would have been permitted to take such actions or consummate such transactions on the relevant LCT Test Date in compliance with such Basket (and any related requirements and conditions), such Basket (and any related requirements and conditions) shall be deemed to have been complied with (or satisfied) for all purposes; provided that (A) if financial statements for one or more subsequent fiscal quarters shall have become available, the Borrower may elect, in its sole discretion, to re-determine availability under Baskets on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date for purposes of such Basket (provided that, if the Borrower elects to re-determine availability under an applicable Basket under this clause (A), to the extent otherwise required under the applicable Basket, the determination of whether any Event of Default under Section 8.01(1) or Section 8.01(6) shall be continuing shall also be made at such time), and (B) except as contemplated in the foregoing clause (A), compliance with such Baskets (and 95 US-DOCS\126387463.20 any related requirements and conditions) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction, any Indebtedness or other transaction incurred in connection therewith and any actions or transactions related thereto. (12) For the avoidance of doubt, if the Borrower has made an LCT Election, (1) if any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would at any time after the LCT Test Date have been exceeded or otherwise failed to have been complied with as a result of fluctuations in any such Financial Incurrence Test or Basket, including due to fluctuations in EBITDA or total assets of the Borrower or the Person subject to such Limited Condition Transaction, such baskets, tests or ratios will not be deemed to have been exceeded or failed to have been complied with as a result of such fluctuations, (2) other than as expressly set forth in clause (11), if any related requirements and conditions (including as to the absence of any (or any type of) continuing Default or Event of Default and satisfaction of any representations and warranties) for which compliance or satisfaction was determined or tested as of the LCT Test Date would at any time after the LCT Test Date not have been complied with or satisfied (including due to the occurrence or continuation of any Default or Event of Default or failure to satisfy any representations and warranties), such requirements and conditions will not be deemed to have been failed to be complied with or satisfied (and such Default or Event of Default shall be deemed not to have occurred or be continuing and such representations and warranties shall be deemed to have been satisfied) and (3) in calculating the availability under any Financial Incurrence Test or Basket in connection with any action or transaction following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or date for redemption, purchase or repayment specified in an irrevocable notice or declaration for such Limited Condition Transaction is terminated, expires or passes, as applicable, without consummation of such Limited Condition Transaction, any such Financial Incurrence Test or Basket shall be determined or tested giving pro forma effect to such Limited Condition Transaction and any actions or transactions related thereto. (13) It is understood and agreed that, until the Additional Term Loan Commitment Termination Date, any calculation of the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and/or the Total Net Leverage Ratio hereunder as a condition to the incurrence of any Indebtedness or the granting of any Lien shall assume a full drawing of the then-available Additional Term Loan Commitment solely to the extent such calculation applies as a condition to the incurrence of such Indebtedness or the granting of such Lien, as applicable; it being understood and agreed for the avoidance of doubt that the foregoing rule shall not apply to any calculation of the First Lien Net Leverage Ratio for purposes of the definitions of “Applicable Rate” or “Applicable Additional Term Loan Commitment Fee Rate”, calculation of compliance with the Financial Covenants (for purposes of Section 7.12 hereof) or any purpose other than the conditions to the incurrence of the relevant Indebtedness or the granting of the applicable Lien. SECTION 1.08 Available Amount Transaction. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount specified in clause (3) of Section 7.05(a) immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously, i.e., each transaction must be permitted under clause (3) of Section 7.05(a) as so calculated. SECTION 1.09 Guaranties of Hedging Obligations. Notwithstanding anything else to the contrary in any Loan Document, no non-Qualified ECP Guarantor shall be required to guarantee or provide security for Excluded Swap Obligations, and any reference in any Loan Document with respect to such non-Qualified ECP Guarantor guaranteeing or providing security for the Obligations shall be deemed to be all Obligations other than the Excluded Swap Obligations. 96 US-DOCS\126387463.20

SECTION 1.10 Currency Generally. (1) The Borrower shall determine in good faith the Dollar equivalent amount of any utilization or other measurement denominated in a currency other than Dollars for purposes of compliance with any Basket. For purposes of determining compliance with any Basket under Article VII or VIII with respect to any amount expressed in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Basket utilization occurs or other Basket measurement is made (so long as such Basket utilization or other measurement, at the time incurred, made or acquired, was permitted hereunder). Except with respect to any ratio calculated under any Basket, any subsequent change in rates of currency exchange with respect to any prior utilization or other measurement of a Basket previously made in reliance on such Basket (as the same may have been reallocated in accordance with this Agreement) shall be disregarded for purposes of determining any unutilized portion under such Basket. (2) For purposes of determining the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Total Net Leverage Ratio, the amount of Indebtedness and cash and Cash Equivalents shall reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. SECTION 1.11 Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the maximum amount available to be drawn under such Letter of Credit in effect at such time (not to exceed the stated amount of such Letter of Credit in effect at such time after giving effect to any automatic reductions or increases, as applicable, to such stated amount pursuant to the terms of the applicable Letter of Credit after the occurrence of any applicable condition (including the expiration of any applicable period)). SECTION 1.12 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and, for the avoidance of doubt, Hedge Agreements shall be deemed not to be Loan Documents for purposes of this Section): (1) Replacing USD LIBOR. On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12 month USD LIBOR tenor settings. On the earlier of (i) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (1) (2) Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Facility Lenders with respect to each then-outstanding Facility. At any time that the administrator of the then-current Benchmark 97 US-DOCS\126387463.20 has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate. Notwithstanding anything to the contrary contained in this Agreement, if, after the occurrence of a Benchmark Transition Event and the implementation of any Benchmark Replacement in accordance with this Section 1.12, the Borrower (i) reasonably determines that a successor benchmark rate (other than the applicable Benchmark Replacement) has been adopted in at least five currently outstanding U.S. dollar denominated syndicated credit facilities and (ii) requests that such other successor benchmark rate replace the applicable Benchmark Replacement under this Agreement, the Borrower and the Administrative Agent may amend the provisions of this Agreement or any other Loan Document without the consent of any Lender to reflect such successor benchmark rate (and adjustments thereto consistent with those described in clause (2) of the definition of “Benchmark Replacement” and the proviso at the end of such definition) and may make any necessary conforming changes to give effect to the implementation thereof; it being understood and agreed that any such amendment shall become effective without any further action or consent of any party to this Agreement as long as the Administrative Agent has not received, within five (5) Business Days after the date on which such amendment is posted for review by the Lenders, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Facility Lenders with respect to each then-outstanding Facility. (2) (3) Benchmark Replacement/Term SOFR Reference Rate Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement or the Term SOFR Reference Rate, the Administrative Agent will have the right to make Benchmark Replacement/Term SOFR Reference Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement/Term SOFR Reference Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (3) (4) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement/Term SOFR Reference Rate Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section (or in any component term used herein). (4) (5) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR or USD LIBORReference Rate), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings. 98 US-DOCS\126387463.20

(6) (5) Term SOFR Transition Event. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, if a Term SOFR Transition Event has occurred and the Administrative Agent and the Borrower have delivered a Term SOFR Notice, then on the date that is thirty (30) days after the delivery of such Term SOFR Notice, the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) the Term SOFR Reference Rate and (b) the adjustment described in clause (1)(a) of the definition of “Benchmark Replacement” (as in effect immediately prior to giving effect to Amendment No. 3) (and shall be subject to the last proviso set forth in such definition) and will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of any Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (provided, that the Administrative Agent shall have the right to make Benchmark Replacement/Term SOFR Reference Rate Conforming Changes in connection therewith in accordance with clause (32) above). The Administrative Agent shall be required to deliver a Term SOFR Notice at the request of the Borrower if the conditions set forth in the definition of “Term SOFR Transition Event” are satisfied. Only one reversion of the Benchmark Replacement pursuant to this clause (65) shall be permitted to occur. SECTION 1.13 [Reserved]. SECTION 1.13 Rates. Without limiting the express terms hereof, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement/Term SOFR Reference Rate Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) by any such information source or service. SECTION 1.14 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under the Delaware Limited Liability Company Act: (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 99 US-DOCS\126387463.20

Article II The Commitments and Borrowings SECTION 2.01 The Loans. (1) Term Borrowings. Subject to the terms and conditions set forth in Section 4.01 hereof, each Term Lender with an Amendment No. 2 Effective Date Term Loan Commitment severally agrees to make to the Borrower on the Amendment No. 2 Effective Date one or more Amendment No. 2 Effective Date Term Loans denominated in Dollars in an aggregate principal amount equal to such Term Lender’s Amendment No. 2 Effective Date Term Loan Commitment. Amounts borrowed under this Section 2.01(1) and repaid or prepaid may not be reborrowed. The Amendment No. 2 Effective Date Term Loans may be Base Rate Loans or Eurodollar RateSOFR Loans, as further provided herein. (2) Revolving Borrowings. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans denominated in Dollars from its applicable Lending Office (each such loan, a “Revolving Loan”) to the Borrower from time to time, on any Business Day during the period after the Amendment No. 2 Effective Date until the Maturity Date, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided that after giving effect to any Revolving Borrowing, the aggregate Outstanding Amount of the Revolving Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligation, plus, in the case of each Lender other than the Swing Line Lender (in its capacity as such), such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans, shall not exceed such Lender’s Revolving Commitment. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(2), prepay under Section 2.05 and reborrow under this Section 2.01(2). Revolving Loans may be Base Rate Loans or Eurodollar RateSOFR Loans, as further provided herein. (3) Additional Term Loan Borrowings. Subject to the terms and conditions set forth in Section 4.03 hereof, each Additional Term Loan Lender severally agrees to make to the Borrower after the Amendment No. 2 Effective Date and on or prior to the Additional Term Loan Commitment Termination Date one or more (but not to exceed six (6)) Additional Term Loans denominated in Dollars in an aggregate principal amount not to exceed such Additional Term Lender’s Additional Term Loan Commitment. Amounts borrowed under this Section 2.01(3) and repaid or prepaid may not be reborrowed. The Additional Term Loans may be Base Rate Loans or Eurodollar RateSOFR Loans, as further provided herein. SECTION 2.02 Borrowings, Conversions and Continuations of Loans. (1) Each Term Borrowing, each Revolving Borrowing, each conversion of Term Loans or Revolving Loans from one Type to the other, and each continuation of Eurodollar RateSOFR Loans shall be made upon the Borrower’s irrevocable notice, on behalf of the Borrower, to the Administrative Agent (provided that the notice in connection with the Credit Extensions on the Amendment No. 2 Effective Date, any Permitted Acquisition or other transaction permitted under this Agreement, may be conditioned on the occurrence of the Amendment No. 2 Effective Date or the closing of such Permitted Acquisition or other transaction, as applicable), which may be given by: (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice by the Borrower must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than (a) 1:00 p.m., New York time, three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing or continuation of Eurodollar RateSOFR Loans or any conversion of Base Rate Loans to Eurodollar RateSOFR Loans and (b) 11:30 a.m., New York time, on the requested date of any Borrowing of Base Rate Loans or any conversion of Eurodollar RateSOFR Loans to Base Rate Loans; provided that the notice referred to in subclause (a) above may be delivered not later than 11:00 a.m., New York time, one (1) Business Day prior to the Amendment No. 2 Effective Date in the case of the Amendment 100 US-DOCS\126387463.20

No. 2 Effective Date Term Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(1) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Sections 2.14, 2.15 and 2.16, each Borrowing of, conversion to or continuation of Eurodollar RateSOFR Loans shall be in a principal amount of $250,000 or a whole multiple amount of $250,000 in excess thereof. Except as provided in Sections 2.03(3), 2.04(3), 2.14, 2.15 and 2.16, each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $250,000 or a whole multiple amount of $50,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify: (i) whether the Borrower is requesting a Term Borrowing, a Revolving Borrowing, a conversion of Term Loans or Revolving Loans from one Type to the other or a continuation of Eurodollar RateSOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Class and Type of Loans to be borrowed or to which existing Term Loans or Revolving Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) wire instructions of the account(s) to which funds are to be disbursed. If the Borrower fails to specify a Type of Loan to be made in a Committed Loan Notice, then the applicable Loans shall be made as Eurodollar RateSOFR Loans with an Interest Period of one (1) month. If the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made or continued as the same Type of Loan, which if a Eurodollar RateSOFR Loan, shall have a one-month Interest Period. Any such automatic continuation of Eurodollar RateSOFR Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar RateSOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar RateSOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. (2) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic continuation of Eurodollar RateSOFR Loans or continuation of Loans described in Section 2.02(1). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than, in the case of any Borrowing on the Amendment No. 2 Effective Date, 10:00 a.m., New York time, and otherwise, 3:00 p.m., New York time, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4 for any Borrowing, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (a) crediting the account(s) of the Borrower on the books of the Administrative Agent with the amount of such funds or (b) wire transfer of such funds, in each case in accordance with instructions provided by the Borrower to (and reasonably acceptable to) the Administrative Agent; provided that if on the date the Committed Loan Notice with respect to a Borrowing under a Revolving Facility is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing 101 US-DOCS\126387463.20 shall be applied, first, to the payment in full of any such L/C Borrowing and second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above. (3) Except as otherwise provided herein, a Eurodollar RateSOFR Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar RateSOFR Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent at the direction of the Required Facility Lenders under the applicable Facility may require by notice to the Borrower that no Loans under such Facility may be converted to or continued as Eurodollar RateSOFR Loans. (4) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar RateSOFR Loans upon determination of such interest rate. The determination of the Eurodollar RateAdjusted Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. At any time when Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (5) After giving effect to all Term Borrowings, all Revolving Borrowings, all conversions of Term Loans or Revolving Loans from one Type to the other, and all continuations of Term Loans or Revolving Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect unless otherwise agreed between the Borrower and the Administrative Agent; provided that, after the establishment of any new Class of Loans pursuant to an Incremental Amendment, a Refinancing Amendment, an Extension Amendment or an amendment in respect of Replacement Loans, the number of Interest Periods otherwise permitted by this Section 2.02(5) shall increase by three (3) Interest Periods for each applicable Class so established. (6) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (7) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing, or, in the case of any Borrowing of Base Rate Loans, prior to 1:30 p.m., New York time, on the date of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share and such other applicable share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (2) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (a) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (b) in the case of such Lender, the Overnight Rate plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(7) shall be conclusive in the absence of manifest error. If the Borrower and such Lender shall both pay all or any portion of the principal amount in respect of such Borrowing or interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such Borrowing or interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without 102 US-DOCS\126387463.20 prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Notwithstanding the foregoing or anything to the contrary in the definition of “Interest Period”, the initial Interest Period for each Borrowing of Additional Term Loans may, at the election of the Borrower, end on the last day of the Interest Period in effect for the Amendment No. 2 Effective Date Term Loans outstanding immediately prior to which such Borrowing of Additional Term Loans was funded, and if the outstanding Amendment No. 2 Effective Date Term Loans have more than one Interest Period in effect, the initial Interest Periods for such Borrowing of Additional Term Loans may, at the election of the Borrower, end on the last day of such Interest Periods in effect (divided among such Interest Periods on a ratable basis). SECTION 2.03 Letters of Credit. (1) The Letter of Credit Commitments. (a) Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.03, (A) from time to time on any Business Day during the period from the Closing Date until the L/C Expiration Date, to issue Letters of Credit denominated in Dollars for the account of Holdings (to the extent not prohibited under Section 7.11), the Borrower or any of the Borrower’s Restricted Subsidiaries (so long as the Borrower is a co-applicant and jointly and severally liable thereunder) (provided that any such Letter of Credit may be for the benefit of Holdings, the Borrower or any Subsidiary of the Borrower) and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(2), and (B) to honor drawings under the Letters of Credit and (ii) the Revolving Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no Issuing Bank shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Revolving Exposure of any Revolving Lender would exceed such Lender’s Revolving Commitment, (y) the Outstanding Amount of the L/C Obligations would exceed the L/C Sublimit or (z) the Outstanding Amount of the L/C Obligations with respect to Letters of Credit issued by such Issuing Bank would exceed its L/C Commitment. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (b) An Issuing Bank shall be under no obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Law applicable to such Issuing Bank or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or direct that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Amendment No. 2 Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Amendment No. 2 Effective Date (for which such Issuing Bank is not otherwise compensated hereunder); (ii) subject to Section 2.03(2)(c), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless (A) each Appropriate Lender has approved of such expiration date or (B) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank; 103 US-DOCS\126387463.20

(iii) the expiry date of such requested Letter of Credit would occur after the L/C Expiration Date, unless (A) each Appropriate Lender has approved of such expiration date or (B) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank; (iv) the issuance of such Letter of Credit would violate any policies of such Issuing Bank applicable to letters of credit generally; provided that no Issuing Bank shall be required to issue commercial letters of credit without its consent; or (v) any Revolving Lender is at that time a Defaulting Lender, unless such Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such Issuing Bank (in its sole discretion) with the Borrower or such Lender to eliminate such Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 2.17(1)(d)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion. (c) An Issuing Bank shall be under no obligation to amend any Letter of Credit if (i) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (ii) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (2) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (a) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an Issuing Bank (with a copy to the Administrative Agent) in the form of a L/C Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such L/C Application must be received by the relevant Issuing Bank and the Administrative Agent not later than 1:00 p.m., New York time, at least three (3) Business Days prior to the proposed issuance date or date of amendment, as the case may be, or, in each case, such later date and time as the relevant Issuing Bank may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such L/C Application shall specify in form and detail reasonably satisfactory to the relevant Issuing Bank: (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (ii) the amount thereof; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as the relevant Issuing Bank may reasonably request. 104 US-DOCS\126387463.20

In the case of a request for an amendment of any outstanding Letter of Credit, such L/C Application shall specify in form and detail reasonably satisfactory to the relevant Issuing Bank: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the relevant Issuing Bank may reasonably request. (b) Promptly after receipt of any L/C Application, the relevant Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such L/C Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or, if applicable, for the benefit of Holdings or any Subsidiary of the Borrower) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage of the amount of such Letter of Credit. (c) If the Borrower so requests in any applicable L/C Application, the relevant Issuing Bank shall agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the relevant Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon by the relevant Issuing Bank and the Borrower at the time such Letter of Credit is issued. Unless otherwise agreed in such Letter of Credit, the Borrower shall not be required to make a specific request to the relevant Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the applicable L/C Expiration Date, unless the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank; provided that the relevant Issuing Bank shall not permit any such extension if (i) the relevant Issuing Bank has determined that it would not be permitted at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of Section 2.03(1)(b) or otherwise) or (ii) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 will not be satisfied on the applicable date of the Credit Extension. (d) Promptly after issuance of any Letter of Credit or any amendment to a Letter of Credit, the relevant Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (3) Drawings and Reimbursements; Funding of Participations. (a) Upon receipt from the beneficiary of any Letter of Credit of a compliant drawing under such Letter of Credit, the relevant Issuing Bank shall promptly notify the Borrower and the 105 US-DOCS\126387463.20

Administrative Agent thereof (including the date on which such payment is to be made). Not later than 12:00 p.m. on the first Business Day immediately following any payment by an Issuing Bank under a Letter of Credit with notice to the Borrower (each such date, an “Honor Date”), the Borrower shall reimburse, or cause to be reimbursed, such Issuing Bank, in each case, through the Administrative Agent in an amount equal to the amount of such drawing; provided that, if such reimbursement is not made on the date of payment by the Issuing Bank, the Borrower shall pay interest to the relevant Issuing Bank on such amount at the rate applicable to Base Rate Loans (without duplication of interest payable on L/C Borrowings). The relevant Issuing Bank shall notify the Borrower of the amount of the drawing promptly following the determination thereof. If the Borrower fails to so reimburse, or cause to be reimbursed, such Issuing Bank by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Applicable Percentage thereof. In such event, in the case of an Unreimbursed Amount under a Letter of Credit, the Borrower shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans but subject to the requirements for the amount of the unutilized portion of the Revolving Commitments under the applicable Revolving Facility of the Appropriate Lenders and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an Issuing Bank or the Administrative Agent pursuant to this Section 2.03(3)(a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (b) Each Appropriate Lender (including any Lender acting as an Issuing Bank) shall upon any notice pursuant to Section 2.03(3)(a) make funds available to the Administrative Agent for the account of the relevant Issuing Bank in Dollars at the Administrative Agent’s Office for payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(3)(c), each Appropriate Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount and, for the avoidance of doubt, the making of such Base Rate Loans in an aggregate amount equal to such Unreimbursed Amount shall satisfy the Borrower’s reimbursement obligations with respect thereof. The Administrative Agent shall remit the funds so received to the relevant Issuing Bank. (c) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the relevant Issuing Bank pursuant to Section 2.03(3)(b) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (d) [Reserved] (e) Until each Appropriate Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(3) to reimburse the relevant Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the relevant Issuing Bank. 106 US-DOCS\126387463.20

(f) Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse an Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(3), shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant Issuing Bank, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default; or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing. provided that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(3) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant Issuing Bank for the amount of any payment made by such Issuing Bank under any Letter of Credit, together with interest as provided herein. (g) If any Revolving Lender fails to make available to the Administrative Agent for the account of the relevant Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(3) by the time specified in Section 2.03(3)(b), such Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the Overnight Rate from time to time in effect. A certificate of the relevant Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(3)(g) shall be conclusive absent manifest error. (4) Repayment of Participations. (a) If, at any time after an Issuing Bank has made a payment under any Letter of Credit and has received from any Revolving Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(3), the Administrative Agent receives for the account of such Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the amount received by the Administrative Agent. (b) If any payment received by the Administrative Agent for the account of an Issuing Bank pursuant to Section 2.03(3)(a) or Section 2.03(3)(b) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such Issuing Bank as required above), each Appropriate Lender shall pay to the Administrative Agent for the account of such Issuing Bank its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. The Obligations of the Revolving Lenders under this Section 2.03(4)(b) shall survive the payment in full of the Obligations and the termination of this Agreement. (5) Obligations Absolute. The obligation of the Borrower to reimburse the relevant Issuing Bank for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: 107 US-DOCS\126387463.20

(a) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (b) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (c) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (d) any payment by the relevant Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (e) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party; provided that the foregoing shall not excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by acts or omissions by such Issuing Bank constituting gross negligence, bad faith or willful misconduct on the part of such Issuing Bank as determined in a final and non-appealable judgment by a court of competent jurisdiction. (6) Role of Issuing Banks. Each Issuing Bank shall be entitled to rely upon, and shall be fully protected in relying upon, any note, writing, resolution, notice, statement, certificate or facsimile message, order or other document or telephone message signed, sent or made by any Person that such Issuing Bank reasonably believed to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by such Issuing Bank (which may include, at the Issuing Bank’s option, counsel of the Administrative Agent or the Borrower). Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant Issuing Bank shall not have any responsibility to obtain any document (other than any documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Banks, any Related Person of such Issuing Banks, nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Lender for (a) any action taken or omitted in connection herewith at the request or with the approval of the Lenders, the Required Lenders or the Required Facility Lenders in respect of the Revolving Commitments, as applicable; 108 US-DOCS\126387463.20

(b) any action taken or omitted in the absence of gross negligence, bad faith or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction; or (c) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or L/C Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Issuing Banks, any Related Persons of such Issuing Banks, nor any of the respective correspondents, participants or assignees of any Issuing Bank, shall be liable or responsible for any of the matters described in clauses (a) through (f) of Section 2.03(5); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an Issuing Bank, and such Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by such Issuing Bank’s willful misconduct, bad faith or gross negligence or such Issuing Bank’s willful or grossly negligent, or bad faith, failure to pay under any Letter of Credit after the presentation to it by the beneficiary of document(s) strictly complying with the terms and conditions of a Letter of Credit in each case as determined in a final and non-appealable judgment by a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, each Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no Issuing Bank shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each Revolving Lender shall, ratably in accordance with its Applicable Percentage, indemnify each Issuing Bank, its Related Persons and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees’ willful misconduct, bad faith or gross negligence or such Issuing Bank’s willful or grossly negligent, or bad faith, failure to pay under any Letter of Credit after the presentation to it by the beneficiary of documents(s) strictly complying with the terms and conditions of a Letter of Credit in each case as determined in a final and non-appealable judgment by a court of competent jurisdiction) that such indemnitees may suffer or incur in connection with this Section 2.03 or any action taken or omitted to be taken by such indemnitees hereunder. (7) Cash Collateral. Subject to Section 2.17(1)(d), if, (a) as of any L/C Expiration Date, any applicable Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, (b) any Event of Default occurs and is continuing and the Administrative Agent, upon the direction of the Required Facility Lenders in respect of the Revolving Facility, requires the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 8.02 or (c) an Event of Default set forth under Section 8.01(6) occurs and is continuing, the Borrower will Cash Collateralize, or cause to be Cash Collateralized, 103% of the then Outstanding Amount of all relevant L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default or the applicable L/C Expiration Date, as the case may be), and shall do so not later than 2:00 p.m. on (i) in the case of the immediately preceding clauses (a) or (b), (x) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 p.m. or (y) if 109 US-DOCS\126387463.20 clause (x) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (ii) in the case of the immediately preceding clause (c), the Business Day on which an Event of Default set forth under Section 8.01(6) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent or the applicable Issuing Bank, the Borrower will Cash Collateralize all Fronting Exposure (after giving effect to Section 2.17(1)(d) and any Cash Collateral provided by the Defaulting Lender). The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the Revolving Lenders, a security interest in all such Cash Collateral. Cash Collateral shall be maintained in controlled accounts at the Administrative Agent and may be invested in readily available Cash Equivalents selected by the Administrative Agent in its sole discretion. If at any time the Administrative Agent determines that any funds held as Cash Collateral are expressly subject to any right or claim of any Person other than the Loan Parties or the Administrative Agent (in its capacity as the depository bank and on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all relevant L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay, or cause to be paid, to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at the Administrative Agent as aforesaid, an amount equal to the excess of (A) such aggregate Outstanding Amount over (B) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant Issuing Bank. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such relevant L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall promptly be refunded to the Borrower. To the extent any Event of Default giving rise to the requirement to Cash Collateralize any Letter of Credit pursuant to this Section 2.03(7) is cured or otherwise waived, then so long as no other Event of Default has occurred and is continuing, the amount of any Cash Collateral pledged to Cash Collateralize such Letter of Credit shall promptly be refunded to the Borrower. (8) [Reserved]. (9) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender for the applicable Revolving Facility in accordance with its Applicable Percentage, a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate set forth in the “Eurodollar RateSOFR Loans and Letter of Credit Fees” column of the chart in the definition of “Applicable Rate” times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount decreases or increases periodically pursuant to the terms of such Letter of Credit); provided, however, that any Letter of Credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the applicable Issuing Bank pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.17(1)(d), with the balance of such fee, if any, payable to the applicable Issuing Bank for its own account. Such Letter of Credit fees shall be computed on a quarterly basis in arrears on the basis of a 360-day year and actual days elapsed. Such Letter of Credit fees shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the L/C Expiration Date and thereafter on demand. If there is any change in the Applicable Rate set forth in the “Eurodollar RateSOFR Loans and Letter of Credit Fees” column of the chart in the definition of “Applicable Rate” during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (10) Fronting Fee and Documentary and Processing Charges Payable to Issuing Banks. The Borrower shall pay directly to each Issuing Bank for its own account a fronting fee with respect to each 110 US-DOCS\126387463.20

Letter of Credit issued by such Issuing Bank equal to 0.125% per annum (or such other lower amount as may be mutually agreed by the Borrower and the applicable Issuing Bank) of the maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases or decreases periodically pursuant to the terms of such Letter of Credit) or such lesser fee as may be agreed with such Issuing Bank. Such fronting fees shall be computed on a quarterly basis in arrears on the basis of a 360-day year and actual days elapsed. Such fronting fees shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the L/C Expiration Date and thereafter on demand. In addition, the Borrower shall pay, or cause to be paid, directly to each Issuing Bank for its own account with respect to each Letter of Credit issued by such Issuing Bank the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable. (11) Conflict with L/C Application. Notwithstanding anything else to the contrary in this Agreement or any L/C Application, in the event of any conflict between the terms hereof and the terms of any L/C Application, the terms hereof shall control. (12) Addition of an Issuing Bank. There may be one or more Issuing Banks under this Agreement from time to time. After the Amendment No. 2 Effective Date, a Revolving Lender reasonably acceptable to the Borrower and the Administrative Agent may become an additional Issuing Bank hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Lender. The Administrative Agent shall notify the Revolving Lenders of any such additional Issuing Bank. (13) Provisions Related to Extended Revolving Commitments. If the L/C Expiration Date in respect of any Class of Revolving Commitments occurs prior to the expiry date of any Letter of Credit, then (a) if consented to by the Issuing Bank which issued such Letter of Credit, if one or more other Classes of Revolving Commitments in respect of which the L/C Expiration Date shall not have so occurred are then in effect, such Letters of Credit for which consent has been obtained shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Lenders to purchase participations therein and to make Revolving Loans and payments in respect thereof pursuant to Sections 2.03(3) and (4)) under (and ratably participated in by Revolving Lenders pursuant to) the Revolving Commitments in respect of such non-terminating Classes up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (b) to the extent not reallocated pursuant to immediately preceding clause (a) and unless provisions reasonably satisfactory to the applicable Issuing Bank for the treatment of such Letter of Credit as a letter of credit under a successor credit facility have been agreed upon, the Borrower shall, on or prior to the applicable Maturity Date, cause all such Letters of Credit to be replaced and returned to the applicable Issuing Bank undrawn and marked “cancelled” or such Letter(s) of Credit shall be backstopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(7). (14) Letter of Credit Reports. For so long as any Letter of Credit issued by an Issuing Bank that is not the Administrative Agent is outstanding, such Issuing Bank shall deliver to the Administrative Agent on the last Business Day of each calendar month, and on each date that an L/C Credit Extension occurs with respect to any such Letter of Credit, a report in the form of Exhibit R-1, appropriately completed with the information for every outstanding Letter of Credit issued by such Issuing Bank. (15) Letters of Credit Issued for Holdings and Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, Holdings or a Subsidiary of the Borrower, the Borrower shall be obligated to reimburse, or cause to be 111 US-DOCS\126387463.20 reimbursed, the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Holdings or any Subsidiary inures to the benefit of the Borrower, and that the Borrower’s businesses derives substantial benefits from the businesses of Holdings and each Subsidiary. (16) Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant Issuing Bank and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. SECTION 2.04 Swing Line Loans. (1) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make revolving credit loans in Dollars to the Borrower (each such loan, a “Swing Line Loan”), from time to time on any Business Day during the period beginning on the Business Day after the Closing Date and until the Maturity Date of the Revolving Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Swing Line Lender’s Revolving Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Revolving Exposure shall not exceed the aggregate Revolving Commitments. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan will be obtained or maintained as a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. (2) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender, which may be given by a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender not later than 11:00 a.m., New York time, on the requested Borrowing date and shall specify (a) the amount to be borrowed, which shall be a minimum of $100,000 and (b) the requested Borrowing date, which shall be a Business Day. Unless the Swing Line Lender has received notice (in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 3:00 p.m., New York time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(1) or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:30 p.m., New York time, on the Borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower. Notwithstanding anything to the contrary contained in this Section 2.04 or elsewhere in this Agreement, the Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when a Revolving Lender is a Defaulting Lender unless the Swing Line Lender has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate the Swing Line Lender’s Fronting Exposure (after giving effect to Section 2.17(1)(d)) with respect to the Defaulting Lender’s or Defaulting Lenders’ participation in such Swing Line Loans, including by Cash Collateralizing, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to the Swing Line Lender to support, such Defaulting Lender’s or Defaulting Lenders’ Applicable Percentage of the outstanding Swing Line Loans. (3) Repayment or Refinancing of Swing Line Loans. (a) The Swing Line Lender at any time in its sole and absolute discretion may request, by written notice to the Borrower, the Administrative Agent and the Revolving Lenders, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each 112 US-DOCS\126387463.20

Revolving Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans of the Borrower then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but not in excess of the unutilized portion of the aggregate Revolving Commitments and subject to the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m., New York time, on the date specified in such Committed Loan Notice, whereupon, subject to Section 2.04(3)(b), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (b) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.04(3)(a) (including as a result of a proceeding under any Debtor Relief Law), the request for Base Rate Loans submitted by the relevant Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(3)(a) shall be deemed payment in respect of such participation. (c) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(3) by the time specified in Section 2.04(3)(a), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Overnight Rate from time to time in effect. If such Revolving Lender pays such amount, the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error. (d) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(3) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default, or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(3) (but not to purchase and fund risk participations in Swing Line Loans) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay the applicable Swing Line Loans, together with interest as provided herein. (e) Swing Line Reports. For so long as there is any Swing Line Lender other than the Administrative Agent, such Swing Line Lender shall deliver to the Administrative Agent on the last Business Day of each calendar month, and on each date that the funding or repayment of a Swing Line Loan by such Swing Line Lender occurs with respect to any such Swing Line Loan, a report in the form of Exhibit R-2, appropriately completed with the information for every Swing Line Loan made by such Swing Line Lender. 113 US-DOCS\126387463.20

(f) At any time that there shall exist a Defaulting Lender, immediately upon the request of the relevant Swing Line Lender, the Borrower will prepay Swing Line Loans in amount equal to the relevant Swing Line Lender’s Fronting Exposure (after giving effect to Section 2.17(1)(d)). (4) Repayment of Participations. (a) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the relevant Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by such Swing Line Lender. (b) If any payment received by the relevant Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to such Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Overnight Rate. The Administrative Agent will make such demand upon the request of a Swing Line Lender. The obligations of the Revolving Lenders under this clause (4)(b) shall survive the payment in full of the Obligations and the termination of this Agreement. (5) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender. (6) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender with notice to the Administrative Agent; provided that no such notice shall be required in the event that the Swing Line Lender is also the Administrative Agent. (7) Provisions Related to Extended Revolving Commitments. If the Maturity Date shall have occurred in respect of any Class of Revolving Commitments (the “Expiring Credit Commitment”) at a time when another Class or Classes of Revolving Commitments is or are in effect with a later Maturity Date (each, a “Non-Expiring Credit Commitment” and collectively, the “Non-Expiring Credit Commitments”), then with respect to each outstanding Swing Line Loan, if consented to by the applicable Swing Line Lender, on the earliest occurring Maturity Date such Swing Line Loan shall be deemed reallocated to the Class or Classes of the Non-Expiring Credit Commitments on a pro rata basis; provided that (a) to the extent that the amount of such reallocation would cause the aggregate credit exposure to exceed the aggregate amount of such Non-Expiring Credit Commitments, immediately prior to such reallocation (after giving effect to any repayments of Revolving Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.03(13)) the amount of Swing Line Loans to be reallocated equal to such excess shall be repaid and (b) notwithstanding the foregoing, if a Default has occurred and is continuing, the Borrower shall still be obligated to pay Swing Line Loans allocated to the Revolving Lenders holding the Expiring Credit Commitments at the Maturity Date of the Expiring Credit Commitment or if the Loans have been accelerated prior to the Maturity Date of the Expiring Credit Commitment. (8) Addition of a Swing Line Lender. A Revolving Lender reasonably acceptable to the Borrower and the Administrative Agent may become an additional Swing Line Lender hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Lender (which 114 US-DOCS\126387463.20 agreement shall include the Swing Line Sublimit for such additional Swing Line Lender). The Administrative Agent shall notify the Revolving Lenders of any such additional Swing Line Lender. SECTION 2.05 Prepayments and Purchases. (1) Optional. (a) The Borrower may, upon notice to the Administrative Agent by the Borrower, at any time or from time to time voluntarily prepay any Class or Classes of Term Loans and any Class or Classes of Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than (A) 1:00 p.m., New York time, three (3) U.S. Government Securities Business Days prior to any date of prepayment of Eurodollar RateSOFR Loans and (B) 12:00 p.m., New York time, on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar RateSOFR Loans shall be in a principal amount of $250,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $250,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar RateSOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Loans pursuant to this Section 2.05(1), the Borrower may in its sole discretion select the Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid as provided in clause (d) below, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares. (b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent) at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m., New York time, on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple amount of $10,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (c) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind (or delay the date of prepayment identified in) any notice of prepayment under Section 2.05(1)(a) or Section 2.05(1)(b) by written notice to the Administrative Agent not later than 12:00 p.m., New York time, on such prepayment date if such prepayment would have resulted from a refinancing of all or a portion of the applicable Facility or other conditional event, which refinancing or other conditional event shall not be consummated or shall otherwise be delayed. 115 US-DOCS\126387463.20

(d) Voluntary prepayments of any Class of Term Loans permitted hereunder shall be applied to the remaining scheduled installments of principal thereof in a manner determined at the discretion of the Borrower and specified in the notice of prepayment (and absent such direction, in direct order of maturity). Each prepayment in respect of any Term Loans pursuant to this Section 2.05 may be applied to any Class of Term Loans as directed by the Borrower. For the avoidance of doubt, the Borrower may (i) prepay Term Loans of an Existing Term Loan Class pursuant to this Section 2.05 without any requirement to prepay Extended Term Loans that were converted or exchanged from such Existing Term Loan Class and (ii) prepay Extended Term Loans pursuant to this Section 2.05 without any requirement to prepay Term Loans of an Existing Term Loan Class that were converted or exchanged for such Extended Term Loans. In the event that the Borrower does not specify the order in which to apply prepayments to reduce scheduled installments of principal or as between Classes of Term Loans, the Borrower shall be deemed to have elected that such proceeds be applied to reduce the scheduled installments of principal in direct order of maturity on a pro rata basis among Term Loan Classes. (e) Notwithstanding anything in any Loan Document to the contrary, so long as (x) no Event of Default has occurred and is continuing and (y) no proceeds of Revolving Loans are used for this purpose, any Borrower Party may (i) purchase outstanding Term Loans on a non-pro rata basis through open market purchases or (ii) prepay the outstanding Term Loans (which Term Loans shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon such purchase or prepayment), which in the case of clause (ii) only shall be prepaid without premium or penalty on the following basis: (A) Any Borrower Party shall have the right to make a voluntary prepayment of Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.05(1)(e) and without premium or penalty. (B) Any Borrower Party may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice (or such shorter period as agreed by the Auction Agent) in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the applicable Borrower Party, to (x) each Term Lender or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable Class, the Class or Classes of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts or Specified Discount Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(1)(e)(B)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $1.0 million and whole increments of $500,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”). (1) Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so 116 US-DOCS\126387463.20

(such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the Classes of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment. (2) If there is at least one Discount Prepayment Accepting Lender, the relevant Borrower Party will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and Classes of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Borrower Party of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the Classes of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, Class and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the applicable Borrower Party and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the applicable Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (C) (1) Any Borrower Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice (or such shorter period as agreed by the Auction Agent) in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Borrower Party, to (x) each Term Lender or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the Class or Classes of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant Class of Term Loans willing to be prepaid by such Borrower Party (it being understood that different Discount Ranges or Discount Range Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(1)(e)(C)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $1.0 million in excess thereof and (IV) unless rescinded, each such solicitation by the applicable Borrower Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its 117 US-DOCS\126387463.20

delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable Class or Classes and the maximum aggregate principal amount and Classes of such Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range. (2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Borrower Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”). (3) If there is at least one Participating Lender, the relevant Borrower Party will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the Classes specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that, if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Borrower Party of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount and the aggregate principal amount and Classes of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and Classes of such Term Lender to be prepaid at the Applicable Discount on such date and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts 118 US-DOCS\126387463.20 stated in the foregoing notices to the relevant Borrower Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the applicable Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (D) (1) Any Borrower Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice (or such later notice specified therein); provided that (I) any such solicitation shall be extended, at the sole discretion of such Borrower Party, to (x) each Term Lender or (y) each Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the Class or Classes of Term Loans the applicable Borrower Party is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(1)(e)(D)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $1.0 million in excess thereof and (IV) unless rescinded, each such solicitation by the applicable Borrower Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and Classes of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount. (2) The Auction Agent shall promptly provide the relevant Borrower Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Borrower Party shall review all such Solicited Discounted Prepayment Offers and select the smallest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the applicable Borrower Party (the “Acceptable Discount”), if any. If the applicable Borrower Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Borrower Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the applicable Borrower Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the applicable Borrower Party by the Acceptance Date, such Borrower Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers. (3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted 119 US-DOCS\126387463.20

Prepayment Determination Date”), the Auction Agent will determine (with the consent of such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the Classes of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Borrower Party at the Acceptable Discount in accordance with this Section 2.05(1)(e)(D). If the applicable Borrower Party elects to accept any Acceptable Discount, then such Borrower Party agrees to accept all Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The applicable Borrower Party will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the Classes specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that, if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Borrower Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the Classes to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the Classes of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Borrower Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (E) In connection with any Discounted Term Loan Prepayment, the Borrower Parties and the Term Lenders acknowledge and agree that the Auction Agent may require, as a condition to the applicable Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Borrower Party to such Auction Agent for its own account in connection therewith. (F) If any Term Loan is prepaid in accordance with subsections (B) through (D) above, a Borrower Party shall prepay such Term Loans on the Discounted Prepayment Effective Date. The relevant Borrower Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 12:00 p.m., New York time, on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the relevant Class(es) of Term Loans and Lenders as specified by the applicable Borrower Party in the applicable offer. The Term Loans so prepaid shall be accompanied by all accrued and 120 US-DOCS\126387463.20 unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(1)(e) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Term Loans of such Lenders in accordance with their respective applicable share as calculated by the Auction Agent in accordance with this Section 2.05(1)(e) and, if the Administrative Agent is not the Auction Agent, the Administrative Agent shall be fully protected in relying on such calculations of the Auction Agent. The aggregate principal amount of the Classes and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the Classes of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. (G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.05(1)(e), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the applicable Borrower Party. (H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(1)(e), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next succeeding Business Day. (I) Each of the Borrower Parties and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.05(1)(e) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(1)(e) as well as activities of the Auction Agent. (J) Each Borrower Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Borrower Party to make any prepayment to a Lender, as applicable, pursuant to this Section 2.05(1)(e) shall not constitute a Default or Event of Default under Section 8.01 or otherwise). (2) Mandatory. (a) [Reserved] (b) (i) If (x) the Borrower or any Restricted Subsidiary makes an Asset Sale or (y) any Casualty Event occurs, which results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Proceeds, the Borrower shall prepay, or cause to be prepaid, on or prior to the date which is 121 US-DOCS\126387463.20 ten (10) Business Days after the date of the realization or receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds, subject to clause (ii) of this Section 2.05(2)(b) and clauses (2)(g) and (h) of this Section 2.05, an aggregate principal amount of Term Loans equal to 100% (such percentage as it may be reduced as described below, the “Net Proceeds Percentage”) of all Net Proceeds realized or received therefrom; provided that no prepayment shall be required pursuant to this Section 2.05(2)(b)(i) with respect to such portion of such Net Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest (or entered into a binding commitment or a binding letter of intent to reinvest) in accordance with Section 2.05(2)(b)(ii); provided, further, that (A) if at the time that any such prepayment would be required, the Borrower (or any Restricted Subsidiary) is required to Discharge any Other Applicable Indebtedness with Other Applicable Net Proceeds pursuant to the terms of the documentation governing such Indebtedness, then the Borrower (or any Restricted Subsidiary) may apply such Net Proceeds otherwise required to repay the Term Loans pursuant to this Section 2.05(2)(b)(i) on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness requiring such Discharge at such time), to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(2)(b)(i) shall be reduced accordingly (provided that the portion of such Net Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Other Applicable Net Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof and the remaining amount, if any, of such portion of Net Proceeds shall be allocated to the Term Loans to the extent required in accordance with the terms of this Section 2.05(2)(b)(i)); (B) to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or prepaid with such portion of such Net Proceeds, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans to the extent required in accordance with the terms of this Section 2.05(2)(b)(i). (ii) With respect to any Net Proceeds realized or received with respect to any Asset Sale or any Casualty Event, the Borrower or any Restricted Subsidiary, at its option, may reinvest all or any portion of such Net Proceeds in their business within (x) eighteen (18) months following receipt of such Net Proceeds or (y) if the Borrower or any Restricted Subsidiary enters into a legally binding commitment or a legally binding letter of intent to reinvest such Net Proceeds within eighteen (18) months following receipt thereof, within the later of (A) eighteen (18) months following receipt thereof and (B) one hundred eighty (180) days of the date of such legally binding commitment or legally binding letter of intent; provided that if any Net Proceeds are no longer intended to be or cannot be so reinvested at any time after such reinvestment election, and subject to clauses (g) and (h) of this Section 2.05(2), an amount equal to any such Net Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.05. (c) [Reserved]. (d) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness (i) not permitted to be incurred or issued pursuant to Section 7.02 or (ii) that constitutes Other Loans or Credit Agreement Refinancing Indebtedness, in each case, incurred or issued to refinance any Class (or Classes) of Term Loans resulting in Net Proceeds (as opposed to such Credit Agreement Refinancing Indebtedness or Other Loans arising out of an exchange of existing Term Loans for such Credit Agreement Refinancing Indebtedness or Other Loans), the Borrower shall prepay, or cause to be prepaid, an aggregate principal 122 US-DOCS\126387463.20 amount of Term Loans of any Class or Classes (in each case, as directed by the Borrower) equal to 100% of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds. (e) (i) Except as otherwise set forth in any Refinancing Amendment, Extension Amendment or Incremental Amendment, each prepayment of Term Loans required by Sections 2.05(2)(b) and (d)(i) shall be allocated to any Class of Term Loans outstanding as directed by the Borrower, shall be applied pro rata to Term Lenders within such Class of Term Loans, based upon the outstanding principal amounts owing to each such Term Lender under such Class of Term Loans and shall be applied to reduce such remaining scheduled installments of principal within such Class of Term Loans in direct order of maturity; provided that (x) such prepayments may not be directed to a later maturing Class of Term Loans without at least a pro rata repayment of any earlier maturing Classes of Term Loans (except that any Class of Incremental Term Loans, Other Term Loans, Extended Term Loans or Replacement Loans may specify that one or more other Classes of later maturing Term Loans may be prepaid prior to such Class of earlier maturing Term Loans), and (y) in the event that there are two or more outstanding Classes of Term Loans with the same Maturity Date, such prepayments may not be directed to any such Class of Term Loans without at least a pro rata repayment of any Classes of Term Loans maturing on the same date (except that any Class of Incremental Term Loans, Other Term Loans, Extended Term Loans or Replacement Loans may specify that one or more other Classes of Term Loans with the same Maturity Date may be prepaid prior to such Class of Term Loans maturing on the same date), and (ii) each prepayment of Term Loans required by Section 2.05(2)(d)(ii) shall be allocated to any Class or Classes of Term Loans being refinanced as directed by the Borrower and shall be applied pro rata to Term Lenders within each such Class, based upon the outstanding principal amounts owing to each such Term Lender under each such Class of Term Loans. (f) If for any reason the aggregate Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Obligations at any time exceeds the aggregate Revolving Commitments then in effect, the Borrower shall promptly prepay Revolving Loans and Swing Line Loans or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(2)(f) unless after the prepayment in full of the Revolving Loans and Swing Line Loans (as applicable) such aggregate Outstanding Amount of L/C Obligations exceeds the aggregate Revolving Commitments then in effect. (g) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (a) through (d) of this Section 2.05(2) at least three (3) Business Days prior to the date of such prepayment (provided that, in the case of clause (b) or (d) of this Section 2.05(2), the Borrower may rescind (or delay the date of prepayment identified in) such notice if such prepayment would have resulted from a refinancing of all or any portion of the applicable Facility or other conditional event, which refinancing or other conditional event shall not be consummated or shall otherwise be delayed). Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Term Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (a) and (b) of this 123 US-DOCS\126387463.20

Section 2.05(2) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m., New York time, two (2) Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds remaining shall be retained by the Borrower (or the applicable Restricted Subsidiary) and may be applied by the Borrower or such Restricted Subsidiary in any manner not prohibited by this Agreement. (h) Notwithstanding any other provisions of this Section 2.05(2), (A) to the extent that any or all of the Net Proceeds of any Asset Sale by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(2)(b) (a “Foreign Asset Sale”) or the Net Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”) are prohibited or delayed by applicable local law from being repatriated to the United States, an amount equal to the portion of such Net Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05(2) so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and if such repatriation of any of such affected Net Proceeds is permitted under the applicable local law, an amount equal to such Net Proceeds permitted to be repatriated will be promptly (and in any event not later than two (2) Business Days after any such repatriation) applied (net of additional Taxes that are or would be payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05(2) to the extent otherwise provided herein and (B) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Proceeds of any Foreign Asset Sale or Foreign Casualty Event would have a material adverse tax consequence (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Proceeds, an amount equal to the Net Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05(2). (i) All prepayments under this Section 2.05 (other than prepayments of Base Rate Revolving Loans that are not made in connection with the termination or permanent reduction of Revolving Commitments) shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurodollar RateSOFR Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Eurodollar RateSOFR Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurodollar RateSOFR Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurodollar RateSOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in its discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. Such deposit shall be deemed to be a prepayment of such Loans by the Borrower for all purposes under this Agreement. 124 US-DOCS\126387463.20

SECTION 2.06 Termination or Reduction of Commitments. (1) Optional. The Borrower may, upon written notice by the Borrower to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (a) any such notice shall be received by the Administrative Agent three (3) U.S. Government Securities Business Days prior to the date of termination or reduction, (b) any such partial reduction shall be in an aggregate amount of $5.0 million or any whole multiple of $1.0 million in excess thereof or, if less, the entire amount thereof and (c) if, after giving effect to any reduction of the Commitments, the L/C Sublimit or Swing Line Sublimit exceeds the amount of the Revolving Facility, the L/C Sublimit shall be automatically reduced by the amount of such excess. Except as provided above, the amount of any such Revolving Commitment reduction shall not be applied to the L/C Sublimit or Swing Line Sublimit unless otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of any Commitments if such termination would have resulted from a refinancing of all of the applicable Facility or other conditional event, which refinancing or other conditional event shall not be consummated or shall otherwise be delayed. (2) Mandatory. The Amendment No. 2 Effective Date Term Loan Commitment of each Amendment No. 2 Effective Date Term Lender on the Amendment No. 2 Effective Date shall be automatically and permanently reduced to $0 upon the making of such Lender’s Amendment No. 2 Effective Date Term Loans to the Borrower pursuant to Section 2.01(1). The Revolving Commitment of each Revolving Lender shall automatically and permanently terminate on the Maturity Date for the applicable Revolving Facility. The Additional Term Loan Commitment of each Additional Term Lender shall automatically terminate (i) in the event that any Additional Term Loan is funded, upon the funding of such Additional Term Loan in a corresponding amount and (ii) in any event, with respect to any then-remaining Additional Term Loan Commitment, on the Additional Term Loan Commitment Termination Date. (3) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the L/C Sublimit or the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced on a pro rata basis (determined on the basis of the aggregate Commitments under such Class) (other than the termination of the Commitment of any Lender as provided in Section 3.07). Any commitment fees accrued until the effective date of any termination of the Revolving Commitments and/or the Additional Term Loan Commitments shall be paid on the effective date of such termination. SECTION 2.07 Repayment of Loans. (1) Term Loans. (a) Amendment No. 2 Effective Date Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Amendment No. 2 Effective Date Term Loan Lenders (a) on the last Business Day of each March, June, September and December, commencing with the first such date to occur following the end of the first full fiscal quarter that has elapsed after the Amendment No. 2 Effective Date, an aggregate principal amount equal to 1.25% of the aggregate principal amount of all Amendment No. 2 Effective Date Term Loans outstanding on the Amendment No. 2 Effective Date (in each case, which payments shall be reduced as a result of the application of prepayments in accordance with the order of 125 US-DOCS\126387463.20 priority set forth in Section 2.05) and (b) on the Maturity Date for the Amendment No. 2 Effective Date Term Loans, the aggregate principal amount of all Amendment No. 2 Effective Date Term Loans outstanding on such date. (b) Additional Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Additional Term Loan Lenders (a) on the last Business Day of each March, June, September and December, commencing, with respect to any Additional Term Loan, with the first such date to occur following the borrowing of such Additional Term Loan (but in any event not earlier than the first such date to occur following the end of the first full fiscal quarter that has elapsed after the Amendment No. 2 Effective Date), an aggregate principal amount equal to 1.25% of the aggregate principal amount of such Additional Term Loan at original issuance thereof (in each case, as increased as determined by the Administrative Agent and the Borrower in order to ensure such Additional Term Loans will be treated as fungible with the Amendment No. 2 Effective Date Term Loans) (in each case, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (b) on the Maturity Date for the Additional Term Loans, the aggregate principal amount of all Additional Term Loans outstanding on such date. (c) Certain Adjustments. In connection with any Incremental Term Loans that constitute part of the same Class as the Initial Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Initial Term Loans comprising part of such Class continue to receive a payment that is not less than the same Dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans; provided, that if such Incremental Term Loans are to be “fungible” with the Initial Term Loans notwithstanding any other conditions specified in this Section 2.07(1), the amortization schedule for such “fungible” Incremental Term Loan may provide for amortization in such other percentage(s) to be agreed by Borrower and the Administrative Agent to ensure that the Incremental Term Loans will be “fungible” with the Initial Term Loans. (2) Revolving Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the applicable Revolving Facility the aggregate principal amount of all Revolving Loans under such Facility outstanding on such date. (3) Swing Line Loans. The Borrower shall repay the aggregate principal amount of each Swing Line Loan on the Maturity Date for the applicable Revolving Facility. SECTION 2.08 Interest. (1) Subject to the provisions of Section 2.08(2), (a) each Eurodollar RateSOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar RateAdjusted Term SOFR for such Interest Period, plus the Applicable Rate, (b) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate, plus the Applicable Rate and (c) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate, plus the Applicable Rate with respect to Revolving Loans. (2) During the continuance of a Default under Section 8.01(1), the Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. 126 US-DOCS\126387463.20

(3) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. SECTION 2.09 Fees. (1) Revolving Facility Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender under each Revolving Facility in accordance with its Applicable Percentage, a commitment fee equal to the applicable Commitment Fee Rate times the actual daily amount by which the aggregate Revolving Commitments exceed the sum of (a) the Outstanding Amount of Revolving Loans (for the avoidance of doubt, excluding any Swing Line Loans) and (b) the Outstanding Amount of L/C Obligations; provided that any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender under such Revolving Facility during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided, further, that no commitment fee shall accrue on any of the Commitments under any Revolving Facility of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fee on each Revolving Commitment shall accrue at all times from the Amendment No. 2 Effective Date (or date of initial effectiveness, as applicable) until the Maturity Date for the applicable Revolving Commitment, including at any time during which one or more of the conditions in Section 4.02 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each of March, June, September and December, commencing with the first such date to occur after the end of the first fiscal quarter to elapse after the Amendment No. 2 Effective Date, and on the Maturity Date for such Revolving Facility. The commitment fee payable under this Section 2.09(1) shall be calculated quarterly in arrears, and if there is any change in the Commitment Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Commitment Fee Rate separately for each period during such quarter that such Commitment Fee Rate was in effect. (2) Additional Term Loan Facility Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Additional Term Loan Lender in accordance with its Applicable Additional Term Loan Percentage, a commitment fee equal to the applicable Additional Term Loan Commitment Fee Rate times the actual daily amount by which the aggregate Additional Term Loan Commitments exceed the Outstanding Amount of Additional Term Loans; provided that any commitment fee accrued with respect to any of the Additional Term Loan Commitments of a Defaulting Lender under the Additional Term Loan Facility during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided, further, that no commitment fee shall accrue on any of the Additional Term Loan Commitments under the Additional Term Loan Facility of a Defaulting Lender so long as such Additional Term Loan Lender shall be a Defaulting Lender. The commitment fee on each Additional Term Loan Commitment shall accrue at all times from the Amendment No. 2 Effective Date (or date of initial effectiveness, as applicable) until the Additional Term Loan Commitment Termination Date, including at any time during which one or more of the conditions in Section 4.03 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each of March, June, September and December, commencing with the first such date to occur after the end of the first fiscal quarter to elapse after the Amendment No. 2 Effective, and on the Additional Term Loan Commitment Termination Date. The commitment fee payable under this Section 2.09(2) shall be calculated quarterly in arrears, and if there is any change in the Additional Term Loan Commitment Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Additional Term Loan Commitment Fee Rate separately for each period during such quarter that such Additional Term Loan Commitment Fee Rate was in effect. 127 US-DOCS\126387463.20

(3) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent). SECTION 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(1), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. SECTION 2.11 Evidence of Indebtedness. (1) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent, as set forth in the Register, in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (2) In addition to the accounts and records referred to in Section 2.11(1), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (3) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(1) and (2), and by each Lender in its account or accounts pursuant to Sections 2.11(1) and (2), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error. SECTION 2.12 Payments Generally. (1) All payments to be made by the Borrower hereunder shall be made in Dollars (or such other form of consideration as the relevant recipient may agree) without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in Same 128 US-DOCS\126387463.20

Day Funds not later than 2:00 p.m., New York time, on the date specified herein (or such later time to which the Administrative Agent may agree). The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. Any payments under this Agreement that are made later than 2:00 p.m., New York time (or such later time), shall be deemed to have been made on the next succeeding Business Day (but the Administrative Agent may extend such deadline for purposes of computing interest and fees (but not beyond the end of such day) in its sole discretion whether or not such payments are in process). (2) Except as otherwise expressly provided herein, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (3) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date, or in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m., New York time, on the date of such Borrowing, any payment is required to be made by it to the Administrative Agent hereunder (in the case of the Borrower, for the account of any Lender or an Issuing Bank hereunder or, in the case of the Lenders, for the account of any Issuing Bank, Swing Line Lender or the Borrower hereunder), that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (a) if the Borrower failed to make such payment, each Lender or Issuing Bank shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender or Issuing Bank in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent in Same Day Funds at the Overnight Rate from time to time in effect; and (b) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount, or cause such amount to be paid, to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(3) shall be conclusive, absent manifest error. (c) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Section 4.02 or Section 4.03, as applicable, are not satisfied or waived in accordance with the terms hereof, the 129 US-DOCS\126387463.20

Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or fund any participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03 (or otherwise expressly set forth herein). If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (i) the Outstanding Amount of all Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. SECTION 2.13 Sharing of Payments. Other than as expressly provided elsewhere herein, if any Lender of any Class shall obtain payment in respect of any principal of or interest on account of the Loans of such Class made by it or the participations in L/C Obligations and Swing Line Loans held by it (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (1) notify the Administrative Agent of such fact, and (2) purchase from the other Lenders such participations in the Loans of such Class made by them or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal of or interest on such Loans of such Class or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (a) the amount of such paying Lender’s required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For the avoidance of doubt, the provisions of this Section 2.13 shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender) or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each 130 US-DOCS\126387463.20 case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. For purposes of clause (3) of the definition of “Excluded Taxes”, any participation acquired by a Lender pursuant to this Section 2.13 shall be treated as having been acquired on the earlier date(s) on which the applicable interest(s) in the Commitment(s) or Loan(s) to which such participation relates were acquired by such Lender. SECTION 2.14 Incremental Facilities. (1) Incremental Loan Request. The Borrower may at any time and from time to time after the Amendment No. 2 Effective Date, by notice to the Administrative Agent (an “Incremental Loan Request”), request (A) one or more increases in the amount of any then-existing Term Commitments and/or the establishment of one or more new commitments to make term loans which may be of the same Class as any outstanding Term Loans (a “Term Loan Increase”) or a new Class of term loans (collectively with any Term Loan Increase, the “Incremental Term Commitments”) and/or (B) one or more increases in the amount of the Revolving Commitments (a “Revolving Commitment Increase” and the “Incremental Revolving Commitments”; and any Incremental Revolving Commitments, collectively with any Incremental Term Commitments, the “Incremental Commitments”), whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders. Each Incremental Loan Request from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Term Commitments or Incremental Revolving Commitments. (2) Incremental Loans. Any Incremental Term Loans effected through the establishment of one or more new term loans (or commitments therefor) made on an Incremental Facility Closing Date (other than a Loan Increase) shall be designated a separate Class of Incremental Term Loans for all purposes of this Agreement. On any Incremental Facility Closing Date on which any Incremental Term Commitments of any Class are effected (including through any Term Loan Increase), subject to the satisfaction of the terms and conditions in this Section 2.14, either (x) (i) each Incremental Term Lender of such Class shall make a Loan to the Borrower in an amount equal to its Incremental Term Commitment of such Class and (ii) each Incremental Term Lender of such Class shall become a Lender hereunder with respect to the Incremental Term Commitment of such Class and the Incremental Term Loans of such Class made pursuant thereto or (y) (i) each Incremental Term Lender of such Class shall make its Incremental Term Commitment available to the Borrower in amount equal to its Incremental Term Commitment of such Class and (ii) each Incremental Term Lender of such Class shall become a Lender with respect to the Incremental Term Commitment of Class and the term loans of such Class made pursuant thereto (any term loan made as a result of the provisions of this sentence, an “Incremental Term Loan”), as the case may be. On any Incremental Facility Closing Date on which any Incremental Revolving Commitment is effective through any Revolving Commitment Increase, subject to the satisfaction of the terms and conditions in this Section 2.14, (A) each Incremental Revolving Lender of such Class shall make its Incremental Revolving Commitment available to the Borrower (when borrowed, an “Incremental Revolving Loan” and collectively with any Incremental Term Loan, an “Incremental Loan”) in an amount equal to its Incremental Revolving Commitment of such Class and (B) each Incremental Revolving Lender shall become a Lender hereunder with respect to the Incremental Revolving Commitment and the Incremental Revolving Loans made pursuant thereto. (3) Incremental Lenders. Incremental Term Loans may be made, and Incremental Revolving Commitments and Incremental Term Commitments may be provided, by any existing Lender as approved by the Borrower (but no existing Lender will have an obligation to make any Incremental Commitment (or Incremental Loan), nor will the Borrower have any obligation to approach any existing Lenders to provide any Incremental Commitment (or Incremental Loan)) or by any Additional Lender (each such existing Lender or Additional Lender providing such Loan or Commitment, an “Incremental Term 131 US-DOCS\126387463.20

Lender” or “Incremental Revolving Lender,” as applicable, and, collectively, the “Incremental Lenders”); provided that (i) the Administrative Agent or, in the case of any Incremental Revolving Commitments only, each Swing Line Lender and each Issuing Bank, shall have consented (in each case, not to be unreasonably withheld or delayed) to such Additional Lender’s making such Incremental Term Loans or providing such Incremental Revolving Commitments to the extent such consent, if any, would be required under Section 10.07(b) for an assignment of Loans or Revolving Commitments, as applicable, to such Additional Lender, (ii) with respect to Incremental Term Commitments, any Affiliated Lender providing an Incremental Term Commitment shall be subject to the same restrictions set forth in Section 10.07(h) as they would otherwise be subject to with respect to any purchase by or assignment to such Affiliated Lender of Term Loans and (iii) Affiliated Lenders may not provide Incremental Revolving Commitments. (4) Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amendment and the availability of any initial credit extensions thereunder shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions): (a) (x) no Event of Default shall exist after giving effect to such Incremental Commitments (provided that, with respect to any Incremental Amendment the primary purpose of which is to finance a Limited Condition Transaction, the requirement pursuant to this clause (4)(a)(x) shall be that no Event of Default under Section 8.01(1) or, solely with respect to the Borrower, Section 8.01(6) shall exist after giving effect to such Incremental Commitments), and (y) the representations and warranties of the Borrower contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Incremental Amendment (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates); provided that in connection with a Limited Condition Transaction, the conditions in clause (x) (other than the condition referenced in the proviso thereto in respect of Section 8.01(1) and Section 8.01(6)) and in clause (y) shall only be required to the extent required by the Incremental Amendment governing the applicable Incremental Term Loans and Incremental Term Commitments; provided, further, that in the case of an acquisition or other Investment with a purchase price in excess of the greater of (A) $33.0 million and (B) 25.0% of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), the conditions contained in clause (y) with respect to Specified Representations (conformed as necessary to apply only to the relevant Limited Condition Transaction and the relevant acquired business), shall be required whether or not required by the relevant Incremental Amendment, unless waived in accordance with Section 10.01; (b) each Incremental Term Commitment shall be in an aggregate principal amount that is not less than $5.0 million (or such lesser amount to which the Administrative Agent may agree) (provided that such amount may be less than $5.0 million (or such lesser amount) if such amount represents all remaining availability under the limit set forth in clause (c) of this Section 2.14(4)) and each Incremental Revolving Commitment shall be in an aggregate principal amount that is not less than $5.0 million (or such lesser amount to which the Administrative Agent may agree) (provided that such amount may be less than $5.0 million (or such lesser amount) if such amount represents all remaining availability under the limit set forth in clause (c) of Section 2.14(4)); (c) the aggregate principal amount of Incremental Term Loans and Incremental Commitments incurred or implemented after the Amendment No. 2 Effective Date shall not, together with the aggregate principal amount of Permitted Incremental Equivalent Debt, exceed the sum of (the amount available under clauses (A) through (D) below, the “Available Incremental Amount”): (A) the sum of (1) the greater of (the “Free and Clear Incremental Amount”) (x) $130.0 million and (y) 100.0% of Consolidated EBITDA of the Borrower and its 132 US-DOCS\126387463.20

Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), plus (2) the aggregate principal amount, without duplication, of (x) voluntary prepayments, redemptions or repurchases of Incremental Term Loans and Permitted Incremental Equivalent Debt (other than any Permitted Incremental Equivalent Debt that is a revolving credit facility) (including purchases of Incremental Term Loans or such Permitted Incremental Equivalent Debt by Holdings, the Borrower or any of its Restricted Subsidiaries at or below par), in each case, only to the extent such Incremental Term Loans or Permitted Incremental Equivalent Debt was incurred in reliance on the Free and Clear Incremental Amount, (y) voluntary permanent commitment reductions in respect of Incremental Term Commitments and/or Incremental Revolving Commitments or Permitted Incremental Equivalent Debt consisting of delayed draw term loan commitments and/or revolving credit commitments, in each case, to the extent such Incremental Term Commitment, Incremental Revolving Commitment or Permitted Incremental Equivalent Debt was incurred in reliance on the Free and Clear Incremental Amount and (z) voluntary prepayments, redemptions or repurchases of any Credit Agreement Refinancing Indebtedness, Other Loans, Refinancing Indebtedness or other Indebtedness (or, in the case of any of the foregoing under this clause (z) that constitutes a revolving credit commitment, voluntary permanent commitment reductions in respect thereof) previously applied to the (I) prepayment, redemption or repurchase of any Incremental Term Loans and Permitted Incremental Equivalent Debt (other than any Permitted Incremental Equivalent Debt that is a revolving credit facility) or (II) voluntary permanent commitment reductions in respect of Incremental Term Commitments and/or Incremental Revolving Commitments or Permitted Incremental Equivalent Debt consisting of revolving credit commitments, in each case under subclauses (I) and (II), to the extent such Indebtedness was originally incurred in reliance on the Free and Clear Incremental Amount (provided that the relevant prepayment, redemption, repurchase or commitment reduction under this clause (2) shall not have been funded with proceeds of long-term Indebtedness (other than revolving Indebtedness)), plus (B) (x) in the case of any Incremental Loans or Incremental Commitments that effectively extend the Maturity Date of, or refinance, any Facility, an amount equal to the portion of the Facility to be replaced with (or refinanced by) such Incremental Loans or Incremental Commitments and (y) in the case of any Incremental Loans or Incremental Commitments that effectively replace any Commitment or Loan that is terminated or cancelled in accordance with Section 3.07, an amount equal to the portion of the relevant terminated or cancelled Commitment or Loan, plus (C) an unlimited amount, so long as in the case of this clause (C) only, (x) in the case of Incremental Loans or Incremental Commitments that are secured by Liens on all or a portion of the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the First Lien Obligations under this Agreement (but without regard to the control of remedies), the First Lien Net Leverage Ratio for the Test Period most recently ended calculated on a pro forma basis after giving effect to any such incurrence does not exceed 3.50 to 1.00 (including in connection with an acquisition or other similar Investment permitted under this Agreement) (provided that in the case of an incurrence of Incremental Commitments with respect to any “delayed draw” or “revolving” facility, assuming such Incremental Commitments are fully drawn and calculating the First Lien Net Leverage Ratio without netting the cash proceeds from such Incremental Loans then proposed to be incurred), (y) in the case of Incremental Loans or Incremental Commitments that are secured by Liens on all or a portion of the Collateral on a basis that is junior in 133 US-DOCS\126387463.20 priority to the Liens on the Collateral securing the First Lien Obligations under this Agreement, the Secured Net Leverage Ratio for the Test Period most recently ended calculated on a pro forma basis after giving effect to any such incurrence does not exceed 4.00 to 1.00 (including in connection with an acquisition or other similar Investment permitted under this Agreement) (provided that in the case of an incurrence of Incremental Commitments with respect to any “delayed draw” or “revolving” facility, assuming such Incremental Commitments are fully drawn and calculating the Secured Net Leverage Ratio without netting the cash proceeds from such Incremental Loans then proposed to be incurred), or (z) in the case of Incremental Loans or Incremental Commitments that are unsecured, the Total Net Leverage Ratio for the Test Period most recently ended calculated on a pro forma basis after giving effect to any such incurrence does not exceed 4.00 to 1.00 (including in connection with an acquisition or other similar Investment permitted under this Agreement) (provided that, in the case of an incurrence of Incremental Commitments with respect to any “delayed draw” or “revolving” facility, assuming such Incremental Commitments are fully drawn and calculating the Total Net Leverage Ratio without netting the cash proceeds from such Incremental Loans then proposed to be incurred), plus (D) to the extent Incremental Term Loans and Incremental Commitments are MSELF Eligible Indebtedness, any unused capacity under Section 7.02(b)(12)(b). The Borrower may elect to use clause (C) of the Available Incremental Amount regardless of whether the Borrower has capacity under clauses (A) or (B) of the Available Incremental Amount. Further, the Borrower may elect to use clause (C) of the Available Incremental Amount prior to using clauses (A) or (B) of the Available Incremental Amount, and if both clause (C) and clauses (A) or (B) of the Available Incremental Amount are available, unless otherwise elected by the Borrower, then the Borrower will be deemed to have elected to use clause (C) of the Available Incremental Amount to the maximum extent of such capacity. In addition, any Indebtedness originally designated as incurred pursuant to clauses (A) or (B) of the Available Incremental Amount shall be automatically reclassified as incurred under clause (C) of the Available Incremental Amount at such time as the Borrower would meet the applicable leverage or coverage-based incurrence test at such time on a pro forma basis, unless otherwise elected by the Borrower. (5) Required Terms. The terms, provisions and documentation of the Incremental Term Loans and Incremental Term Commitments or the Incremental Revolving Loans and Incremental Revolving Commitments, as the case may be, of any Class and any Loan Increase shall be as agreed between the Borrower and the applicable Incremental Lenders providing such Incremental Commitments (except that with respect to any Loan Increase, such terms and provisions shall be identical to the existing Revolving Commitments or Initial Term Loans, as applicable), and except as otherwise set forth herein, to the extent not identical to the Amendment No. 2 Effective Date Term Loans or Additional Term Loans, as applicable, existing on the Incremental Facility Closing Date, shall either, at the option of the Borrower, (A) [reserved], (B) be not materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of the Amendment No. 2 Effective Date Term Loans or the Additional Term Loans, as applicable (after giving effect to any concurrent amendment to the terms of the Amendment No. 2 Effective Date Term Loans or the Additional Term Loans, including to add any Previously Absent Financial Maintenance Covenant (to the extent that any such terms of any Incremental Term Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Latest Maturity Date of the Amendment No. 2 Effective Date Term Facility, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of the Amendment No. 2 Effective Date Term Facility and the Additional Term Loan Facility)), except, in each case under this clause (B), with respect to covenants and other terms applicable to any period after the Latest Maturity Date in effect immediately prior to the incurrence of the 134 US-DOCS\126387463.20

Incremental Term Loans and Incremental Term Commitments or (C) be reasonably satisfactory to the Administrative Agent (provided that, at the Borrower’s election, to the extent any term or provision is added for the benefit of the Lenders of Incremental Term Loans or Incremental Term Commitments, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Initial Term Loans or holding such Incremental Term Commitments); provided that, in the case of a Term Loan Increase or a Revolving Commitment Increase, the terms, provisions and documentation of such Term Loan Increase or a Revolving Commitment Increase shall be identical (other than with respect to upfront fees, OID or similar fees, it being understood that, if required to consummate such Loan Increase transaction, the interest rate margins and rate floors may be increased, any call protection provision may be added or made more favorable to the applicable existing Lenders and additional upfront or similar fees may be payable to the lenders providing the Loan Increase) to the applicable Term Loans or Commitments being increased, in each case, as existing on the Incremental Facility Closing Date (provided that, if such Incremental Term Loans are to be “fungible” with the Amendment No. 2 Effective Date Term Loans and/or the Additional Term Loans, notwithstanding any other conditions specified in this Section 2.14(5), the amortization schedule for such “fungible” Incremental Term Loan may provide for amortization in such other percentage(s) to be agreed by Borrower and the Administrative Agent to ensure that such Incremental Term Loans will be “fungible” with the Amendment No. 2 Effective Date Term Loans and/or the Additional Term Loans). It is understood and agreed for the avoidance of doubt that any Incremental Facility (and/or commitment therefor), including any Incremental Facility in the form of a “delayed draw” facility implemented as a new Class of Loans or Commitments (which Class may still be treated as fungible with any existing Loans or Commitments), may be subject to any conditions precedent to the effectiveness and/or availability thereof that are agreed by the Borrower and the relevant lenders or holders thereof without any requirement to conform the conditions precedent set forth in this Agreement to include or conform to such conditions precedent. In any event: (a) the Incremental Term Loans and Incremental Term Commitments, as applicable: (i) (x) shall rank equal in priority in right of payment with the First Lien Obligations under this Agreement and (y) shall either (1) rank equal (but without regard to the control of remedies) or junior in priority of right of security with the First Lien Obligations under this Agreement or (2) be unsecured, in each case as applicable pursuant to clause (4)(c) above, (ii) shall not mature earlier than the Original Term Loan Maturity Date (provided that this subclause (ii) shall not apply to any MSELF Eligible Indebtedness that when established would be required, pursuant to the MSELF Program Requirements then in effect, to mature on a date that is earlier than the Original Term Loan Maturity Date), (iii) except in the case of any MSELF Eligible Indebtedness, shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans on the date of incurrence of such Incremental Term Loans, (iv) subject to clause (5)(a)(iii) above (unless in the form of a Term Loan Increase of the Additional Term Loan Commitments), shall have amortization and an Applicable Rate determined by the Borrower and the applicable Incremental Term Lenders, (v) may participate on a pro rata basis, less than a pro rata basis or greater than a pro rata basis in any mandatory prepayments of Term Loans hereunder (except that, unless otherwise permitted under this Agreement, such Incremental Term Loans may not participate on a greater than a pro rata basis as compared to any earlier maturing Class of Term Loans constituting First Lien Obligations in any mandatory prepayments under Sections 2.05(2)(b) and (d)(i)), as specified in the applicable Incremental Amendment, 135 US-DOCS\126387463.20

(vi) shall be denominated in Dollars or, subject to the consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned), another currency as determined by the Borrower and the applicable Incremental Term Lenders, (vii) shall not at any time be guaranteed by any Subsidiary of the Borrower other than Subsidiaries that are Guarantors, (viii) in the case of Incremental Term Loans that are secured, the obligations in respect thereof shall not be secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, and (ix) in the case of any Incremental Term Commitment in respect of a “delayed draw” term loan facility, shall provide that the termination thereof and/or the permanent repayment of Incremental Term Loans made thereunder in connection with a termination of such Incremental Term Commitment may be made on a pro rata basis, greater than pro rata basis (other than in connection with any mandatory prepayment) or less than pro rata basis as compared to any other Class of Term Loan Commitments. (b) the Incremental Revolving Commitments and Incremental Revolving Loans; (i) shall have the same priority, collateral, guarantee, maturity, prepayments, weighted average life and other terms and conditions as the Amendment No. 2 Effective Date Revolving Facility; (ii) shall not mature earlier than the Original Revolving Facility Maturity Date and shall not be subject to amortization; and (iii) shall provide that all Letters of Credit and Swing Line Loans shall be participated on a pro rata basis by each Lender with a Revolving Commitment in accordance with its percentage of the Revolving Commitments existing on the Incremental Facility Closing Date. (6) Incremental Amendment. Commitments in respect of Incremental Term Loans and Incremental Revolving Commitments shall become Commitments (or in the case of an Incremental Commitment to be provided by an existing Lender, an increase in such Lender’s applicable Commitment), under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Incremental Lender providing such Incremental Commitments and the Administrative Agent. Notwithstanding anything to the contrary in Section 10.01, (x) each Incremental Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14, including to effect technical and corresponding amendments to this Agreement and the other Loan Documents, including with respect to the establishment of one or more new tranches of “delayed draw” commitments and (y) at the option of the Borrower in consultation with the Administrative Agent, incorporate terms that would be favorable to existing Lenders of the applicable Class or Classes for the benefit of such existing Lenders of the applicable Class or Classes (including to the extent necessary or advisable to allow any Class of Incremental Commitments to be a Loan Increase), in each case under this clause (y), so long as the Administrative Agent reasonably agrees that such modification is favorable to the applicable Lenders. In connection with any Incremental Amendment, the Borrower shall, if reasonably requested by the Administrative Agent, deliver customary reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Incremental Loans are provided with the benefit of the applicable Loan Documents. The Borrower 136 US-DOCS\126387463.20

will use the proceeds (if any) of the Incremental Loans for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Commitments or Incremental Loans unless it so agrees. (7) Reallocation of Revolving Exposure. Upon any Incremental Facility Closing Date on which Incremental Commitments are effected through an increase in the Commitments with respect to any existing Facility pursuant to this Section 2.14, (a) each of the Lenders under such Facility shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the relevant Lenders, at the principal amount thereof, such interests in the applicable Loans outstanding on such Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Loans will be held by existing Lenders and Incremental Lenders of applicable Class ratably in accordance with their Commitments after giving effect to the addition of such Incremental Commitments to the Commitments, (b) each Incremental Commitment shall be deemed for all purposes a Commitment and each Loan made thereunder shall be deemed, for all purposes, a Loan and (c) each Incremental Lender shall become a Lender with respect to the Incremental Commitments and all matters relating thereto. The Administrative Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in Sections 2.02 and 2.05(1) of this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (8) This Section 2.14 shall supersede any provisions in Section 2.12, 2.13 or 10.01 to the contrary. For the avoidance of doubt, any of the provisions of this Section 2.14 may be amended with the consent of the Required Lenders (or the applicable Required Facility Lenders, if applicable). SECTION 2.15 Refinancing Amendments. (1) At any time after the Amendment No. 2 Effective Date, the Borrower may obtain, from any Lender or any Additional Lender (it being understood that (i) no Lender shall be required to provide any Other Loan without its consent, (ii) Affiliated Lenders may not provide Other Commitments and (iii) Other Term Loans provided by Affiliated Lenders shall be subject to the limitations set forth in Section 10.07(h)), Other Loans to refinance all or any portion of the applicable Class or Classes of Loans then outstanding under this Agreement which will be made pursuant to Other Term Loan Commitments, in the case of Other Term Loans, and pursuant to Other Revolving Commitments, in the case of Other Revolving Loans, in each case pursuant to a Refinancing Amendment; provided that such Other Loans and Other Commitments (i) shall rank equal in priority in right of payment with the other Loans and Commitments hereunder, (ii) shall be unsecured or rank pari passu (without regard to the control of remedies) or junior in right of security with any First Lien Obligations under this Agreement and, if secured on a junior basis, shall be subject to an applicable Intercreditor Agreement(s), (iii) if secured, shall not be secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, (iv) shall not at any time be guaranteed by any Subsidiary of the Borrower other than Subsidiaries that are Guarantors, (v)(A) shall have interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and prepayment terms and premiums or penalties (including any make-whole premiums) as may be agreed by the Borrower and the Lenders thereof and/or (B) may provide for additional fees and/or premiums payable to the Lenders providing such Other Loans in addition to any of the items contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Refinancing Amendment, (vi) may have optional prepayment terms (including call protection and prepayment terms and premiums or penalties (including any make-whole premiums)) as may be agreed between the Borrower and the Lenders thereof, (vii) will have a final maturity date no earlier than, and, in the case of Other Term Loans, will have a Weighted Average Life to Maturity equal to or greater than, the Term Loans or Commitments being refinanced and (viii) will have such other terms and conditions (other than as provided in foregoing clauses (ii) through (vii)) that either, at the option of the Borrower, (1) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Other Loans or Other Commitments (as determined by the Borrower in good faith), (2) if otherwise not consistent with the terms of such Class of Loans or Commitments being refinanced, not be materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of such Class of Loans or Commitments 137 US-DOCS\126387463.20 being refinanced, except, in each case under this clause (2), with respect to (x) covenants and other terms applicable to any period after the Latest Maturity Date of the Loans in effect immediately prior to such refinancing or (y) a Previously Absent Financial Maintenance Covenant (so long as, (I) to the extent that any such terms of any Other Terms Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the Latest Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Facility that then benefits from a financial covenant and (II) to the extent that any such terms of any Other Revolving Loans and Other Revolving Commitments contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the Latest Maturity Date of the Revolving Facility, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of the Amendment No. 2 Effective Date Revolving Facility if the Amendment No. 2 Effective Date Revolving Facility then benefits from a financial covenant) or (3) are reasonably satisfactory to the Administrative Agent (provided that, at Borrower’s election, to the extent any term or provision is added for the benefit of (x) the lenders of Other Term Loans or Other Term Loan Commitments, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Initial Term Loans or (y) the lenders under Other Revolving Commitments, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Amendment No. 2 Effective Date Revolving Facility). Any Other Term Loans and/or Other Term Loan Commitments may participate on a pro rata basis, less than a pro rata basis or greater than a pro rata basis in any prepayments of Term Loans hereunder (except that, unless otherwise permitted under this Agreement or unless the Class of Term Loans being refinanced was so entitled to participate on a greater than a pro rata basis in such mandatory prepayments, such Other Term Loans may not participate on a greater than a pro rata basis as compared to any earlier maturing Class of Term Loans constituting First Lien Obligations in any mandatory prepayments under Sections 2.05(2)(b) and (d)(i)), as specified in the applicable Refinancing Amendment. Borrowings under any Other Term Loan Commitment may be made on a pro rata basis, less than a pro rata basis or greater than a pro rata basis with all other then outstanding Term Commitments. All Other Revolving Commitments shall provide that (x) except as provided under subclause (y) below, borrowings and repayments (other than permanent repayments) of principal under the applicable Other Revolving Commitments may be made on a pro rata basis, less than a pro rata basis or greater than a pro rata basis and (y) the permanent repayment of Other Revolving Loans in connection with a termination of Other Revolving Commitments may be made on a pro rata basis or less than a pro rata basis (or greater than a pro rata basis (A) with respect to (1) repayments required upon the Maturity Date of any Other Revolving Commitments and (2) repayments made in connection with any refinancing of Other Revolving Commitments or (B) as compared to any other Revolving Commitments with a later maturity date than such Other Revolving Commitments), in each case, with all other Revolving Commitments. In connection with any Refinancing Amendment, the Borrower shall, if reasonably requested by the Administrative Agent, deliver customary reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Other Loans or Other Revolving Commitments are provided with the benefit of the applicable Loan Documents. (2) Each Class of Other Commitments and Other Loans incurred under this Section 2.15 shall be in an aggregate principal amount that is not less than $5.0 million (or such lesser amount to which the Administrative Agent may agree). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Other Commitments and Other Loans incurred pursuant thereto (including any amendments necessary to treat the Other Loans and/or Other Commitments as Loans and Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15. 138 US-DOCS\126387463.20

(3) This Section 2.15 shall supersede any provisions in Section 2.12, 2.13 or 10.01 to the contrary. For the avoidance of doubt, any of the provisions of this Section 2.15 may be amended with the consent of the Required Lenders (or the applicable Required Facility Lenders, if applicable). Notwithstanding anything to the contrary in Section 10.01, (x) each Refinancing Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15, including to effect technical and corresponding amendments to this Agreement and the other Loan Documents and (y) at the option of the Borrower in consultation with the Administrative Agent, incorporate terms that would be favorable to existing Lenders of the applicable Class or Classes for the benefit of such existing Lenders of the applicable Class or Classes, in each case under this clause (y), so long as the Administrative Agent reasonably agrees that such modification is favorable to the applicable Lenders. SECTION 2.16 Extensions of Loans. (1) Extension of Term Loans. The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (each, an “Existing Term Loan Class”) be converted or exchanged to extend the scheduled Maturity Date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so extended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.16. Prior to entering into any Extension Amendment with respect to any Extended Term Loans, the Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Class, with such request offered equally to all such Lenders of such Existing Term Loan Class) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which terms shall be identical in all material respects to the Term Loans of the Existing Term Loan Class from which they are to be extended except that (i) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments, if any, of all or a portion of any principal amount of such Extended Term Loans may be delayed to later dates than the scheduled amortization, if any, of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in the Extension Amendment, the Incremental Amendment, the Refinancing Amendment or any other amendment, as the case may be, with respect to the Existing Term Loan Class from which such Extended Term Loans were extended), (ii) (A) the interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and voluntary prepayment terms and premiums with respect to the Extended Term Loans may be different than those for the Term Loans of such Existing Term Loan Class and/or (B) additional fees and/or premiums may be payable to the Lenders providing such Extended Term Loans in addition to any of the items contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (iii) the Extended Term Loans may have optional prepayment terms (including call protection and prepayment terms and premiums or penalties (including any make-whole premiums)) as may be agreed between the Borrower and the Lenders thereof, (iv) any Extended Term Loans may participate on a pro rata basis, less than a pro rata basis or greater than a pro rata basis in any mandatory prepayments of Term Loans hereunder (except that, unless otherwise permitted under this Agreement, such Extended Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans in any mandatory prepayments under Sections 2.05(2)(b) and (d)(i)), in each case as specified in the respective Term Loan Extension Request and (v) the Extension Amendment may provide for such other terms and conditions (other than as provided in the foregoing clauses (i) through (iv)) with respect to the Extended Term Loans that either, at the option of the Borrower, (1) [reserved], (2) if otherwise not consistent with the terms of the Existing Term Loan Class subject to such Term Loan Extension Request, are not materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of such Existing Term Loan Class subject to such Term Loan Extension Request, except, in each case under this clause (2), with respect to (x) covenants and other terms applicable solely to any period after the Latest Maturity Date in respect of Term Loans in effect immediately prior to such Extension Amendment or (y) a Previously Absent 139 US-DOCS\126387463.20

Financial Maintenance Covenant (so long as, to the extent that any Extended Terms Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Latest Maturity Date of any Existing Term Loan Class, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Facility) or (3) are reasonably satisfactory to the Administrative Agent (provided that, at Borrower’s election, to the extent any term or provision is added for the benefit of the lenders of Extended Term Loans, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Initial Term Loans). No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans extended pursuant to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) of Extended Term Loans for all purposes of this Agreement and shall constitute a separate Class of Loans from the Existing Term Loan Class from which they were extended; provided that any Extended Term Loans amended from an Existing Term Loan Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Class. (2) Extension of Revolving Commitments. The Borrower may at any time and from time to time request that all or a portion of the Revolving Commitments of any Class (each, an “Existing Revolving Class”) be converted or exchanged to extend the scheduled Maturity Date(s) of any payment of principal with respect to all or a portion of any principal amount of such Revolving Commitments (any such Revolving Commitments which have been so extended, “Extended Revolving Commitments”) and to provide for other terms consistent with this Section 2.16. Prior to entering into any Extension Amendment with respect to any Extended Revolving Commitments, the Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Revolving Class, with such request offered equally to all such Lenders of such Existing Revolving Class) (each, a “Revolving Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established, which terms shall be identical in all material respects to the Revolving Commitments of the Existing Revolving Class from which they are to be extended except that (i) the scheduled final maturity date shall be extended to a later date than the scheduled final maturity date of the Revolving Commitments of such Existing Revolving Class; provided, however, that at no time shall there be Classes of Revolving Commitments hereunder (including Extended Revolving Commitments) which have more than four (4) different Maturity Dates (unless otherwise consented to by the Administrative Agent), (ii) (A) the interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and voluntary prepayment terms and premiums and/or penalties (including any make-whole premiums) with respect to the Extended Revolving Commitments may be different than those for the Revolving Commitments of such Existing Revolving Class and/or (B) additional fees and/or premiums may be payable to the Lenders providing such Extended Revolving Commitments in addition to any of the items contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (iii) (x) except as provided under subclause (y) below, all borrowings under the Extended Revolving Commitments of the applicable Revolving Extension Series and repayments thereunder (other than permanent repayments) may be made on a pro rata basis, less than a pro rata basis or greater than a pro rata basis and (y) the permanent repayment of outstanding Revolving Loans under the Extended Revolving Commitments in connection with a termination of Extended Revolving Commitments may be made on a pro rata basis or less than a pro rata basis (or greater than a pro rata basis (A) with respect to (1) repayments required upon the Maturity Date of the non-extending Revolving Commitments or the Extended Revolving Commitments and (2) repayments made in connection with any refinancing of Extended Revolving Commitments or (B) as compared to any other Revolving Commitments with a later maturity date than such Extended Revolving Commitments), in each case under this clause (iii), with all other Revolving Commitments and (iv) the Extension Amendment may provide for such other terms and conditions (other than as provided in the foregoing clauses (i) through (iii)) with respect to the Extended Revolving Commitments that either, at the option of the Borrower, (1) [reserved], (2) if otherwise not consistent with the Existing Revolving Class subject to such Revolving Extension Request, are not materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of such 140 US-DOCS\126387463.20

Existing Revolving Class subject to such Revolving Extension Request, except, in each case under this clause (2), with respect to (x) covenants and other terms applicable solely to any period after the Latest Maturity Date in respect of Revolving Commitments in effect immediately prior to such Extension Amendment or (y) a Previously Absent Financial Maintenance Covenant (so long as, to the extent that any such terms of any Extended Revolving Commitments contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Latest Maturity Date of any Existing Revolving Class, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Class of Revolving Commitments (including the Amendment No. 2 Effective Date Revolving Facility)) or (3) are reasonably satisfactory to the Administrative Agent (provided that, at the Borrower’s election, to the extent any term or provision is added for the benefit of the Lenders of Extended Revolving Commitments, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders of the Amendment No. 2 Effective Date Revolving Facility). No Lender shall have any obligation to agree to have any of its Revolving Commitments of any Existing Revolving Class converted into Extended Revolving Commitments pursuant to any Revolving Extension Request. Any Extended Revolving Commitments extended pursuant to any Revolving Extension Request shall be designated a series (each, a “Revolving Extension Series”) of Extended Revolving Commitments for all purposes of this Agreement and shall constitute a separate Class of Revolving Commitments from the Existing Revolving Class from which they were extended; provided that any Extended Revolving Commitments amended from an Existing Revolving Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Revolving Extension Series with respect to such Existing Revolving Class. (3) Extension Request. The Borrower shall provide the applicable Extension Request to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may determine in its sole discretion) prior to the date on which Lenders under the applicable Existing Term Loan Class or Existing Revolving Class, as applicable, are requested to respond. Any Lender holding a Term Loan under an Existing Term Loan Class (each, an “Extending Term Lender”) wishing to have all or a portion of its Term Loans of an Existing Term Loan Class or Existing Term Loan Classes, as applicable, subject to such Extension Request converted or exchanged into Extended Term Loans, and any Revolving Lender with a Revolving Commitment under an Existing Revolving Class (each, an “Extending Revolving Lender”) wishing to have all or a portion of its Revolving Commitments of an Existing Revolving Class or Existing Revolving Classes, as applicable, subject to such Extension Request converted or exchanged into Extended Revolving Commitments, as applicable, shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans or Revolving Commitments, as applicable, which it has elected to convert or exchange into Extended Term Loans or Extended Revolving Commitments, as applicable. In the event that the aggregate principal amount of Term Loans and/or Revolving Commitments, as applicable, subject to Extension Elections exceeds the amount of Extended Term Loans and/or Extended Revolving Commitments, respectively, requested pursuant to the Extension Request, Term Loans and/or Revolving Commitments, as applicable, subject to Extension Elections shall be converted or exchanged into Extended Term Loans and/or Revolving Commitments, respectively, on a pro rata basis (subject to such rounding requirements as may be established by the Administrative Agent) based on the aggregate principal amount of Term Loans or Revolving Commitments, as applicable, included in each such Extension Election or as may be otherwise agreed to in the applicable Extension Amendment. (4) Extension Amendment. Extended Term Loans and Extended Revolving Commitments shall be established pursuant to an amendment (each, an “Extension Amendment”) to this Agreement (which, notwithstanding anything to the contrary set forth in Section 10.01, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Loans and/or Extended Revolving Commitments established thereby, as the case may be) executed by the Borrower, the Administrative Agent and the Extending Lenders, it being understood that such Extension Amendment shall not require the consent of any Lender other than (A) the Extending Lenders with respect to the Extended Term Loans or Extended Revolving Commitments, as applicable, established thereby, (B) with respect to any 141 US-DOCS\126387463.20 extension of the Revolving Commitments that results in an extension of Issuing Bank’s obligations with respect to Letters of Credit, the consent of such Issuing Bank and (C) with respect to any extension of the Revolving Commitments that results in an extension of Swing Line Lender’s obligations with respect to Swing Line Loans, the consent of such Swing Line Lender). Each request for an Extension Series of Extended Term Loans or Extended Revolving Commitments proposed to be incurred under this Section 2.16 shall be in an aggregate principal amount that is not less than $5.0 million (it being understood that the actual principal amount thereof provided by the applicable Lenders may be lower than such minimum amount), and the Borrower may condition the effectiveness of any Extension Amendment on an Extension Minimum Condition, which may be waived by the Borrower in its sole discretion. In addition to any terms and changes required or permitted by Sections 2.16(1) and 2.16(2), each of the parties hereto agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent necessary to (i) in respect of each Extension Amendment in respect of Extended Term Loans, amend the scheduled amortization payments pursuant to Section 2.07 or the applicable Incremental Amendment, Extension Amendment, Refinancing Amendment or other amendment, as the case may be, with respect to the Existing Term Loan Class from which the Extended Term Loans were exchanged to reduce each scheduled repayment amount for the Existing Term Loan Class in the same proportion as the amount of Term Loans of the Existing Term Loan Class is to be reduced pursuant to such Extension Amendment (it being understood that the amount of any repayment amount payable with respect to any individual Term Loan of such Existing Term Loan Class that is not an Extended Term Loan shall not be reduced as a result thereof), (ii) reflect the existence and terms of the Extended Term Loans or Extended Revolving Commitments, as applicable, incurred pursuant thereto and (iii) modify the prepayments set forth in Section 2.05 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto. Notwithstanding anything to the contrary in Section 10.01, (x) each Extension Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16, including to effect technical and corresponding amendments to this Agreement and the other Loan Documents and (y) at the option of the Borrower in consultation with the Administrative Agent, incorporate terms that would be favorable to existing Lenders of the applicable Class or Classes for the benefit of such existing Lenders of the applicable Class or Classes, in each case under this clause (y), so long as the Administrative Agent reasonably agrees that such modification is favorable to the applicable Lenders. In connection with any Extension Amendment, the Borrower shall, if reasonably requested by the Administrative Agent, deliver customary reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Extended Term Loans and/or Extended Revolving Commitments are provided with the benefit of the applicable Loan Documents. (5) Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Existing Term Loan Class and/or Existing Revolving Class is converted or exchanged to extend the related scheduled maturity date(s) in accordance with paragraphs (1) and (2) of this Section 2.16, in the case of the existing Term Loans or Revolving Commitments, as applicable, of each Extending Lender, the aggregate principal amount of such existing Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans and/or Extended Revolving Commitments, respectively, so converted or exchanged by such Lender on such date, and the Extended Term Loans and/or Extended Revolving Commitments shall be established as a separate Class of Loans, except as otherwise provided under Sections 2.16(1) and (2). Subject to the provisions of Sections 2.03(13) and 2.04(7) in connection with Letters of Credit and Swing Line Loans, respectively, which mature or expire after a Maturity Date at any time Extended Revolving Commitments with a later Maturity Date are outstanding, all Letters of Credit and Swing Line Loans shall be participated on a pro rata basis by each Lender with a Revolving Commitment in accordance with its percentage of the Revolving Commitments existing on the date of the Extension of such Extended Revolving Commitments (and except as provided in Sections 2.03(13) and 2.04(7), without giving effect to changes thereto on an earlier Maturity Date with respect to Letters of Credit and Swing Line Loans theretofore incurred or issued). 142 US-DOCS\126387463.20

(6) In the event that the Administrative Agent determines in its sole discretion that the allocation of Extended Term Loans and/or Extended Revolving Commitments of a given Extension Series to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election timely submitted by such Lender in accordance with the procedures set forth in the applicable Extension Amendment, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Loan Documents (each, a “Corrective Extension Amendment”) within fifteen (15) days following the effective date of such Extension Amendment, as the case may be, which Corrective Extension Amendment shall (i) provide for the conversion or exchange and extension of Term Loans under the Existing Term Loan Class, or of Revolving Commitments under the Existing Revolving Class, in either case, in such amount as is required to cause such Lender to hold Extended Term Loans or Extended Revolving Commitments, as applicable, of the applicable Extension Series into which such other Term Loans or Revolving Commitments were initially converted or exchanged, as the case may be, in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Extension Amendment, in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Extending Term Lender or Extending Revolving Lender, as applicable, may agree, and (iii) effect such other amendments of the type (with appropriate reference and nomenclature changes) described in the penultimate sentence of Section 2.16(4). (7) No conversion or exchange of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. (8) This Section 2.16 shall supersede any provisions in Section 2.12, 2.13 or 10.01 to the contrary. For the avoidance of doubt, any of the provisions of this Section 2.16 may be amended with the consent of the Required Lenders (or the applicable Required Facility Lenders, if applicable). SECTION 2.17 Defaulting Lenders. (1) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (a) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove of any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the relevant Issuing Banks or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the relevant Issuing Banks or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit or Swing Line Loan; fourth, as the Borrower may request (so long as no Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders or the relevant 143 US-DOCS\126387463.20

Issuing Banks or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the relevant Issuing Banks against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (ii) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(1)(b) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (c) Certain Fees. That Defaulting Lender (i) shall not be entitled to receive any commitment fee pursuant to Section 2.09(1) or Section 2.09(2) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (ii) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.03(9). (d) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Section 2.03 and Section 2.04, respectively, the “Applicable Percentage” of each Non-Defaulting Lender’s Revolving Loans and L/C Obligations shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that the aggregate obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that Non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Revolving Loans of that Non-Defaulting Lender. (2) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the Issuing Banks agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the relevant Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(1)(d)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. SECTION 2.18 Return of Payments. (1) [Reserved]. (2) If the Administrative Agent determines at any time that any amount received by the Administrative Agent under this Agreement or any other Loan Document must be returned to any Loan Party 144 US-DOCS\126387463.20 or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, the Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Administrative Agent on demand any portion of such amount that the Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as the Administrative Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind, and the Administrative Agent will be entitled to set-off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand. (3) (A) If the Administrative Agent notifies a Lender, an Issuing Bank, or other Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank, or other Secured Party (any such Lender, Issuing Bank, other Secured Party or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, other Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 2.18(3) and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank, or other Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 2.18(3) shall be conclusive, absent manifest error. (B) Without limiting immediately preceding Section 2.18(3)(A), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case, then (1) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (2) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment. (C) Each Lender, Issuing Bank and Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Secured Party from any source, against any amount due to the 145 US-DOCS\126387463.20

Administrative Agent under Section 2.18(3)(A) above or under the indemnification provisions of this Agreement. (D) The Borrower and each other Loan Party hereby agree that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason after demand therefor in accordance with immediately preceding clause (A), the Administrative Agent shall be contractually subrogated (irrespective of whether the Administrative Agent may be equitably subrogated) to all the rights and interests of such Lender, Issuing Bank, or other Secured Party under the Loan Documents with respect to such amount (it being understood that the obligations of the Loan Parties shall not be increased as a result of the application of this clause (x)), (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from or on behalf of the Borrower or any other Loan Party for the purpose of making such a payment under the Loan Documents, and (z) to the extent that an Erroneous Payment was in any way or at any time credited as a payment or satisfaction of any of the Obligations, the Obligations or part thereof that were so credited, and all rights of the applicable Lender, Issuing Bank, other Secured Party or the Administrative Agent, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received; provided, however, the amount of such Erroneous Payment that is comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making a payment under the Loan Documents shall be credited as a payment or satisfaction of the Obligations and the Obligations or part thereof that were so credited shall not be reinstated. (E) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (F) Each party’s obligations, agreements and waivers under this Section 2.18(3) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, Issuing Bank, or other Secured Party, the termination of any Commitment or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (G) Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower and the Loan Parties shall have no obligations or liabilities for any actions, consequences or remediation (including the repayment of any amounts) contemplated by this Section 2.18; provided that under no circumstances shall this Section 2.18 affect the Borrower’s or any Loan Parties’ obligations or liabilities with respect to any Obligations that remain outstanding. Article III Taxes, Increased Costs Protection and Illegality SECTION 3.01 Taxes. (1) Except as required by applicable Law, all payments by or on account of any Loan Party to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes. 146 US-DOCS\126387463.20

(2) If any Loan Party or any other applicable withholding agent is required by applicable Law to make any deduction or withholding on account of any Taxes from any sum paid or payable by or on account of any Loan Party to or for the account of any Lender or Agent under any of the Loan Documents: (a) the applicable Loan Party shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as such Loan Party becomes aware of it; (b) the applicable Loan Party or other applicable withholding agent shall make such deduction or withholding and pay to the relevant Governmental Authority any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Loan Party) for such Loan Party’s account or (if that liability is imposed on the Lender or Agent) on behalf of and in the name of the Lender or Agent (as applicable); (c) if such Tax is a Non-Excluded Tax or Other Tax, the sum payable by any Loan Party to such Lender or Agent (as applicable) shall be increased by such Loan Party to the extent necessary to ensure that, after the making of any required deduction or withholding for Non-Excluded Taxes or Other Taxes (including any deductions or withholdings for Non-Excluded Taxes or Other Taxes attributable to any payments required to be made under this Section 3.01), such Lender (or, in the case of any payment made to the Administrative Agent for its own account, the Administrative Agent) receives on the due date a net sum equal to what it would have received had no such deduction or withholding been required or made; and (d) within thirty days after paying any sum from which it is required by Law to make any deduction or withholding, and within thirty days after the due date of payment of any Tax which it is required by clause (b) above to pay (or, in each case, as soon as reasonably practicable thereafter), the Borrower shall deliver to the Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction or withholding and of the remittance thereof to the relevant Governmental Authority. (3) Status of Lender. Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Laws or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding tax with respect to any payments to be made to such Lender under any Loan Document. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each such Lender shall, whenever a lapse in time or change in circumstances renders any such documentation (including any specific documentation required below in this Section 3.01(3)) obsolete, expired or inaccurate in any respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and Administrative Agent of its legal ineligibility to do so. Without limiting the foregoing: (a) Each U.S. Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding. 147 US-DOCS\126387463.20

(b) Each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable: (i) two (2) properly completed and duly signed copies of IRS Form W-8BEN or W-8BEN-E (or any successor forms) claiming eligibility for the benefits of an income Tax treaty to which the United States is a party, and such other documentation as required under the Code, (ii) two (2) properly completed and duly signed copies of IRS Form W-8ECI (or any successor forms), (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (A) two (2) properly completed and duly signed certificates substantially in the form of Exhibit H (any such certificate, a “United States Tax Compliance Certificate”) and (B) two (2) properly completed and duly signed copies of IRS Form W-8BEN or W-8BEN-E (or any successor forms), (iv) to the extent a Foreign Lender is not the beneficial owner (for example, where such Foreign Lender is a partnership or a participating Lender), IRS Form W-8IMY (or any successor forms) of such Foreign Lender, accompanied by an IRS Form W-8ECI, Form W-8BEN or W-8BEN-E, United States Tax Compliance Certificate, Form W-9, Form W-8IMY and any other required information (or any successor forms) from each beneficial owner that would be required under this Section 3.01(3) if such beneficial owner were a Lender, as applicable (provided that, if a Lender is a partnership (and not a participating Lender) and if one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such beneficial owner(s)), or (v) two (2) properly completed and duly signed copies of any other documentation prescribed by applicable U.S. federal income Tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding tax on any payments to such Lender under the Loan Documents. (c) If a payment made to a Lender under any Loan Document would be subject to Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this paragraph (c), the term “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For the avoidance of doubt, if a Lender is an entity disregarded from its owner for U.S. federal income tax purposes, references to the foregoing documentation are intended to refer to documentation with respect to such Lender’s owner and, as applicable, such Lender. Notwithstanding any other provision of this Section 3.01(3), a Lender shall not be required to deliver any documentation that such Lender is not legally eligible to deliver. Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(3). 148 US-DOCS\126387463.20

(4) Without duplication of other amounts payable by the Borrower pursuant to Section 3.01(2), the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (5) The Loan Parties shall, jointly and severally, indemnify a Lender or the Administrative Agent (each, a “Tax Indemnitee”), within thirty (30) days after written demand therefor, for the full amount of any Non-Excluded Taxes paid or payable by such Tax Indemnitee on or attributable to any payment under or with respect to any Loan Document, and any Other Taxes payable by such Tax Indemnitee (including Non-Excluded Taxes or Other Taxes imposed on or attributable to amounts payable under this Section 3.01) (other than any interest, penalties and other costs determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Tax Indemnitee), whether or not such Taxes were correctly or legally imposed or asserted by the Governmental Authority; provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, such Tax Indemnitee will use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes (which shall be repaid to the Borrower in accordance with Section 3.01(6)) so long as such efforts would not, in the sole determination of such Tax Indemnitee, result in any additional out-of-pocket costs or expenses not reimbursed by such Loan Party or be otherwise materially disadvantageous to such Tax Indemnitee. A certificate as to the amount of such payment or liability prepared in good faith and delivered by the Tax Indemnitee or by the Administrative Agent on behalf of another Tax Indemnitee, shall be conclusive absent manifest error. (6) If and to the extent that a Tax Indemnitee, in its sole discretion (exercised in good faith), determines that it has received a refund (whether received in cash or applied as a credit against any other cash Taxes payable) of any Non-Excluded Taxes or Other Taxes in respect of which it has received indemnification payments or additional amounts under this Section 3.01, then such Tax Indemnitee shall pay to the relevant Loan Party the amount of such refund, net of all out-of-pocket expenses of the Tax Indemnitee (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Loan Party, upon the request of the Tax Indemnitee, agrees to repay the amount paid over by the Tax Indemnitee (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Tax Indemnitee to the extent the Tax Indemnitee is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(6), in no event will the Tax Indemnitee be required to pay any amount to a Loan Party pursuant to this Section 3.01(6) the payment of which would place the Tax Indemnitee in a less favorable net after-Tax position than the Tax Indemnitee would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require a Tax Indemnitee to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (7) On or before the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent shall deliver to the Borrower whichever of the following is applicable: (i) if the Administrative Agent is a “United States person” within the meaning of Section 7701(a)(30) of the Code, two (2) executed copies of IRS Form W-9 certifying that such Administrative Agent is exempt from U.S. federal backup withholding or (ii) if the Administrative Agent is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, (A) with respect to payments received for its own account, two (2) executed copies of IRS Form W-8ECI and (ii) with respect to payments received on account of any Lender, two executed copies of IRS Form W-8IMY (together with all required accompanying documentation) certifying that the Administrative Agent is a U.S. branch and may be treated as a United States person for purposes of applicable U.S. federal withholding Tax. At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower. Notwithstanding anything to the contrary in this Section 3.01(7), the Administrative Agent shall 149 US-DOCS\126387463.20 not be required to provide any documentation that the Administrative Agent is not legally eligible to deliver as a result of a Change in Law after the Amendment No. 2 Effective Date. (8) The agreements in this Section 3.01 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (9) For the avoidance of doubt, for purposes of this Section 3.01, the term “Lender” includes any Issuing Bank. SECTION 3.02 Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the EurodollarTerm SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank marketSOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, on written notice thereof by such Lender to the Borrower through the Administrative Agent, (1) any obligation of such Lender to make or continue Eurodollar RateSOFR Loans or to convert Base Rate Loans to Eurodollar RateSOFR Loans shall be suspended, and (2) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar RateAdjusted Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be reasonably determined by the Administrative Agent without reference to the Eurodollar RateAdjusted Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (a) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar RateSOFR Loans and shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar RateSOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar RateAdjusted Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar RateSOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar RateSOFR Loans and (b) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar RateAdjusted Term SOFR component of the Base Rate with respect to any Base Rate Loans, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar RateAdjusted Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar RateAdjusted Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 3.03 Inability to Determine Rates. IfSubject to Section 1.12 hereof, if the Administrative Agent (in the case of clause (a) or (b) below) or the Required Lenders (in the case of clause (cb) below) reasonably determine that for any reason in connection with any request for a Eurodollar RateSOFR Loan or a conversion to or continuation thereof that: (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, 150 US-DOCS\126387463.20

(a) (b) adequate and reasonable means do not exist for determining the Eurodollar RateAdjusted Term SOFR for any requested Interest Period with respect to a proposed Eurodollar RateSOFR Loan or in connection with an existing or proposed Base Rate Loan, or (b) (c) the Eurodollar RateAdjusted Term SOFR for any requested Interest Period with respect to a proposed Eurodollar RateSOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain Eurodollar RateSOFR Loans shall be suspended, and (ii) in the event of a determination described in the preceding sentence with respect to the Eurodollar RateAdjusted Term SOFR component of the Base Rate, the utilization of the Eurodollar RateAdjusted Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar RateSOFR Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. SECTION 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar RateSOFR Loans. (1) Increased Costs Generally. If any Change in Law shall: (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (b) subject any Lender to any Tax of any kind whatsoever with respect to this Agreement, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes or Other Taxes covered by Section 3.01 and any Excluded Taxes); or (c) impose on any Lender or the London interbank market any other condition, cost or expense (other than with respect to Taxes) affecting this Agreement or Eurodollar RateSOFR Loans made by such Lender that is not otherwise accounted for in the definition of “Eurodollar Rate” or this clause (1); and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar RateAdjusted Term SOFR (or of maintaining its obligation to make any such Loan), increase the cost to such Issuing Bank of issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender under this Section 3.04(1) so long as it is such Lender’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (2) Capital Requirements. If any Lender reasonably determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this 151 US-DOCS\126387463.20

Agreement, the Commitments of such Lender or the Loans made by it, or participations in or issuance of Letters of Credit by such Lender, to a level below that which such Lender or such Lender’s holding company, as the case may be, could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender under this Section 3.04(2) so long as it is such Lender’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (3) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (1) or (2) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. SECTION 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (excluding loss of anticipated profits or margin) actually incurred by it as a result of: (1) any continuation, conversion, payment or prepayment of any Eurodollar RateSOFR Loan on a day prior to the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (2) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar RateSOFR Loan on the date or in the amount notified by the Borrower; or (3) any assignment of a Eurodollar RateSOFR Loan on a day prior to the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 3.07, including any loss or expense (excluding loss of anticipated profits or margin) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Eurodollar RateSOFR Loan or from fees payable to terminate the deposits from which such funds were obtained. Notwithstanding the foregoing, no Lender may make any demand under this Section 3.05 with respect to the “floor” specified in the proviso to the definition of “Eurodollar Rate”Adjusted Term SOFR. SECTION 3.06 Matters Applicable to All Requests for Compensation. (1) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Lender such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (b) in each 152 US-DOCS\126387463.20 case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material economic, legal or regulatory respect. (2) Suspension of Lender Obligations. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar RateSOFR Loans from one Interest Period to another Interest Period, or to convert Base Rate Loans into Eurodollar RateSOFR Loans until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(3) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (3) Conversion of Eurodollar RateSOFR Loans. If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurodollar RateSOFR Loans no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar RateSOFR Loans made by other Lenders, as applicable, are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar RateSOFR Loans to the extent necessary so that, after giving effect thereto, all Loans of a given Class held by the Lenders of such Class holding Eurodollar RateSOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares. (4) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of Sections 3.01 or 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of Section 3.01 or 3.04 for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event giving rise to such claim and of such Lender’s intention to claim compensation therefor (except that, if the circumstance giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 3.07 Replacement of Lenders under Certain Circumstances. If (1) any Lender requests compensation under Section 3.04 or ceases to make Eurodollar RateSOFR Loans as a result of any condition described in Section 3.02 or Section 3.04, (2) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 or 3.04, (3) any Lender is a Non-Consenting Lender, (4) any Lender becomes a Defaulting Lender or (5) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (a) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.07), all of its interests, rights and obligations under this Agreement (or, with respect to clause (3) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver, or amendment, as applicable) and the related Loan Documents to one or more Eligible Assignees that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.07(b)(iv); 153 US-DOCS\126387463.20

(ii) such Lender shall have received payment of an amount equal to the applicable outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) such Lender being replaced pursuant to this Section 3.07 shall (A) execute and deliver an Assignment and Assumption with respect to all, or a portion, as applicable, of such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans and (B) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof); provided that the failure of any such Lender to execute an Assignment and Assumption or deliver such Notes shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register and the Notes shall be deemed to be canceled upon such failure; (iv) the Eligible Assignee shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification and confidentiality provisions under this Agreement, which shall survive as to such assigning Lender; (v) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (vi) such assignment does not conflict with applicable Laws; (vii) any Lender that acts as an Issuing Bank may not be replaced hereunder at any time when it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such Issuing Bank (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such Issuing Bank or the depositing of Cash Collateral into a Cash Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to such Issuing Bank) have been made with respect to each such outstanding Letter of Credit; and (viii) the Lender that acts as Administrative Agent cannot be replaced in its capacity as Administrative Agent other than in accordance with Section 9.11, or (b) terminate the Commitment of such Lender or Issuing Bank, as the case may be, and (A) in the case of a Lender (other than an Issuing Bank), repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (B) in the case of an Issuing Bank, repay all Obligations of the Borrower owing to such Issuing Bank relating to the Loans and participations held by such Issuing Bank as of such termination date and Cash Collateralize, cancel or backstop, or provide for the deemed reissuance under another facility, on terms satisfactory to such Issuing Bank any Letters of Credit issued by it; provided that in the case of any such termination of the Commitment of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable consent, waiver or amendment of the Loan Documents and such termination shall, with respect to clause (3) above, be in respect of all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver and amendment. In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each Lender, all affected Lenders 154 US-DOCS\126387463.20 or all the Lenders or all affected Lenders with respect to a certain Class or Classes of the Loans/Commitments and (iii) the Required Lenders, Required Facility Lenders or Required Additional Term Loan Lenders or a majority of the relevant group of affected Lenders, as applicable, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender”. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 3.08 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent. Article IV Conditions Precedent to Credit Extensions SECTION 4.01 Conditions to Credit Extensions on Closing Date. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction (or waiver) of the following conditions precedent: (1) The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or copies in .pdf format (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (other than in the case clause (1)(e) and (1)(f) below): (a) a Committed Loan Notice; (b) an executed counterpart of the Guaranty; (c) each Collateral Document set forth on Schedule 4.01(1)(c) required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party that is party thereto; (d) subject to Section 6.13(2): (i) certificates, if any, representing the Pledged Collateral that is certificated equity of the Borrower and the Loan Parties’ wholly owned Material Domestic Subsidiaries accompanied by undated stock powers executed in blank, and (ii) evidence that all UCC-1 financing statements in the appropriate jurisdiction or jurisdictions for each Loan Party that the Administrative Agent and the Collateral Agent may deem reasonably necessary to satisfy the requirements hereunder shall have been provided for, and arrangements for the filing thereof in a manner reasonably satisfactory to the Administrative Agent shall have been made; (e) certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible 155 US-DOCS\126387463.20

Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; (f) a customary (i) legal opinion from Weil, Gotshal & Manges LLP, counsel to the Loan Parties, and (ii) local counsel legal opinion from Much Shelist, P.C., Illinois counsel to the applicable Loan Parties; (g) a certificate of a Responsible Officer certifying that the condition set forth in Section 4.01(5) has been satisfied; (h) a solvency certificate from a Financial Officer of the Borrower (after giving effect to the Transactions) substantially in the form attached hereto as Exhibit I; and (i) an executed counterpart of this Agreement from Holdings; provided, however, that with respect to the requirements set forth in clause (1)(d)(i) (other than (i) with respect to the Borrower or (ii) to the extent such certificate has been delivered by the Company on or prior to the Closing Date) above, such certificates, if the Borrower shall have used commercially reasonable efforts to cause the Company to deliver such certificates in respect of clause (ii) without undue burden or expense, will not constitute a condition precedent to the obligation of each Lender to make a Credit Extension hereunder on the Closing Date (provided that, to the extent such certificate is not delivered on the Closing Date, the Borrower shall provide such certificate not later than 30 days after the Closing Date (subject to extensions by the Administrative Agent, not to be unreasonably withheld)). (2) The Arrangers shall have received the Registration Statement; provided that the Arrangers hereby acknowledge receipt of the item described in this clause (2). (3) The Administrative Agent shall have received at least two (2) Business Days prior to the Closing Date all documentation and other information in respect of the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act) that has been reasonably requested in writing by it at least ten (10) Business Days prior to the Closing Date. (4) The Administrative Agent or the relevant Issuing Bank (as applicable) shall have received a Request for Credit Extension in accordance with the requirements hereof; it being understood and agreed for the avoidance of doubt that the requirement to deliver a Request for Credit Extension shall not result in the imposition of any condition precedent to any Credit Extension that is not expressly set forth in this Section 4.01. (5) The Specified Representations shall be true and correct in all material respects on the Closing Date (unless such Specified Representations relate to an earlier date, in which case, such Specified Representations shall be true and correct in all material respects as of such earlier date). (6) The Specified Transaction Agreement Representations shall be true and correct in all material respects on the Closing Date, but only to the extent that the Buyer (or any of its Affiliates) has the right (taking into account any applicable cure provisions) to terminate its (or such Affiliates’) obligations under the Transaction Agreement, or to decline to consummate the Acquisition (in each case, in accordance with the terms thereof) as a result of a breach of such Specified Transaction Agreement Representations. (7) Since the date of the Transaction Agreement, there shall not have occurred a Closing Date Material Adverse Effect. 156 US-DOCS\126387463.20

(8) The Acquisition shall have been consummated, or shall be consummated substantially concurrently with the initial Borrowing on the Closing Date, in all material respects in accordance with the terms of the Transaction Agreement (as in effect on the Effective Date); provided that no provision of the Transaction Agreement (as in effect on the Effective Date) shall have been amended or waived, nor shall any consent have been given, by the Buyer or any of its Affiliates in a manner materially adverse to the Lenders (in their capacity as such) without the consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned; provided, further, that (a) the Arrangers shall be deemed to have consented to such waiver, amendment or consent unless it shall object thereto within two (2) Business Days after receipt of written notice of such waiver, amendment or consent, (b) any amendment, waiver or consent which results in an increase or a reduction in the purchase price for the Acquisition shall not be deemed to be materially adverse to the Lenders, (c) any change to the definition of “Closing Date Material Adverse Effect” shall be deemed materially adverse to the Lenders and shall require the consent of the Arrangers (not to be unreasonably withheld, delayed, denied or conditioned) and (d) any amendment to or consent under the Transaction Agreement that permits the Acquisition to close on an earlier date (subject to the satisfaction of the other conditions set forth in this Section 4.01) shall not be deemed to be materially adverse to the Lenders. (9) [Reserved]. (10) All fees and expenses (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower)) required to be paid hereunder on the Closing Date shall have been paid, or shall be paid substantially concurrently with the initial Borrowing on the Closing Date. (11) The Closing Date Refinancing shall have been consummated or, substantially concurrently with the borrowing of the Closing Date Term Loans (as defined in the Pre-Amendment No. 2 Credit Agreement), shall be consummated. (12) To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, no later than three (3) Business Days in advance of the Closing Date, the Administrative Agent and each Lender that so requests shall have received a Beneficial Ownership Certification in relation to the Borrower to the extent reasonably requested by the Administrative Agent and any such Lender at least ten (10) Business Days in advance of the Closing Date. (13) The Effective Date shall have occurred. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 4.02 Conditions to Credit Extensions after the Closing Date. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, a continuation of Eurodollar RateSOFR Loans or a Borrowing pursuant to any Incremental Amendment) after the Closing Date other than any Request for Credit Extension in connection with any Additional Term Loan is subject solely to the following conditions precedent: (1) The representations and warranties of each Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any 157 US-DOCS\126387463.20 representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (2) No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom. (3) The Administrative Agent, the relevant Issuing Bank, or the Swing Line Lender (as applicable) shall have received a Request for Credit Extension in accordance with the requirements hereof. (4) Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, a continuation of Eurodollar RateSOFR Loans or a Borrowing pursuant to an Incremental Amendment) submitted by the Borrower after the Closing Date other than any Request for Credit Extension in connection with any Additional Term Loan shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(1) and 4.02(2) have been satisfied on and as of the date of the applicable Credit Extension. In addition, solely to the extent the Borrower has delivered to the Administrative Agent a Notice of Intent to Cure pursuant to Section 8.04, no request for a Credit Extension shall be honored after delivery of such notice until the applicable Cure Amount specified in such notice is actually received by the Borrower. For the avoidance of doubt, the preceding sentence shall have no effect on the continuation or conversion of any Loans outstanding. SECTION 4.03 Conditions to Additional Term Loans. The obligation of each Additional Term Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Additional Term Loans to the other type, a continuation of Eurodollar RateSOFR Loans or a Borrowing pursuant to any Incremental Amendment) after the Closing Date with respect to any Additional Term Loan is subject solely to the following conditions precedent: (1) unless otherwise agreed by the Required Additional Term Loan Lenders in connection with an acquisition or similar Permitted Investment, at the time of and immediately after giving effect to the relevant Borrowing of Additional Term Loans, no Default or Event of Default has occurred and is continuing; (2) the Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof (it being understood and agreed for the avoidance of doubt that the requirement to deliver a Request for Credit Extension shall not result in the imposition of any condition precedent that is not set forth in the other clauses of this Section 4.03); (3) [Reserved]; (4) unless otherwise agreed by the Required Additional Term Loan Lenders in connection with an acquisition or similar Permitted Investment, the representations and warranties of each Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (5) if the relevant Additional Term Loans are being incurred to directly finance an acquisition with acquisition consideration (in the case of deferred acquisition consideration, as determined by the Borrower in good faith) in excess of $65.0 million, the Borrower shall have delivered to the 158 US-DOCS\126387463.20

Administrative Agent (a) a description of the acquisition and financial analysis with respect thereto, in each case, substantially consistent with such information presented to the board of directors (or similar governing body) of Holdings and (b) to the extent otherwise available to the Borrower, a third-party quality of earnings report with respect to the target of such acquisition. For the avoidance of doubt, this Section 4.03 shall be subject in all respects to Sections 1.07(11) and (12) hereof. SECTION 4.04 Conditions Precedent to Effective Date . The Agreement shall be effective and valid and binding on each party hereto on the date (the “Effective Date”) on which each of the following conditions precedent is satisfied (or waived): (1) The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent, each Issuing Bank, the Swing Line Lender and each Lender a counterpart signed by such party (or written evidence satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of this Agreement. (2) The Administrative Agent shall have received at least two (2) Business Days prior to the Effective Date all documentation and other information in respect of the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act) that has been reasonably requested in writing by it at least ten (10) Business Days prior to the Effective Date. (3) To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, no later than three (3) Business Days in advance of the Effective Date, the Administrative Agent and each Lender that so requests shall have received a Beneficial Ownership Certification in relation to the Borrower to the extent reasonably requested by the Administrative Agent and any such Lender at least ten (10) Business Days in advance of the Effective Date. Article V Representations and Warranties The Borrower and, in respect of Sections 5.01, 5.02, 5.04, 5.06, 5.13 and 5.17 only and solely as such sections pertain to Holdings, Holdings, represent and warrant to the Administrative Agent and the Lenders, after giving effect to the Transactions, at the time of each Credit Extension (solely to the extent required to be true and correct for such Credit Extension pursuant to Article IV): SECTION 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its respective Restricted Subsidiaries that is a Material Subsidiary: (1) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction), (2) has all corporate or other organizational power and authority to (a) own or lease its assets and carry on its business as currently conducted and (b) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, 159 US-DOCS\126387463.20

(3) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business as currently conducted requires such qualification, (4) is in compliance with all applicable Laws orders, writs, injunctions and orders (including with the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”) and the USA PATRIOT Act), and (5) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted, except, in each case referred to in the preceding clauses (1) (with respect to the good standing of a Person other than the Borrower), (2)(a), (3), (4) and (5), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.02 Authorization; No Contravention. (1) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action. (2) None of the execution, delivery and performance by each Loan Party of each Loan Document, and in the case of clause (a) below, the incurrence of Indebtedness and granting of security interests and guarantees thereunder, as applicable, to which such Person is a party will: (a) contravene the terms of any of such Person’s Organizational Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (i) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (c) violate any applicable Law, except with respect to any breach, contravention or violation (but not creation of Liens) referred to in the preceding clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.03 Governmental Authorization. No material approval, consent, exemption, authorization, Gaming Approval or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for: (1) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (2) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect hereunder or under any other Loan Document), and 160 US-DOCS\126387463.20

(3) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing. SECTION 5.05 Financial Statements; No Material Adverse Effect. (a) The audited consolidated balance sheet and statements of income and cash flows of Holdings as of and for the fiscal year ended December 31, 2020 and (b) the unaudited condensed consolidated balance sheet and statements of income and cash flows of Holdings as of and for the six months ended June 30, 2021 (the financial statements described in this clause (b), the “Quarterly Financial Statements”), in each case, previously delivered to the Administrative Agent, fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries, in each case as of the date(s) thereof and the results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (i) except as otherwise expressly noted therein and (ii) subject, in the case of the Quarterly Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (2) Since the December 31, 2020, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. (3) The Projections, when taken as a whole, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made and at the time the forecasts are delivered, it being understood that: (a) no forecasts are to be viewed as facts, (b) all forecasts are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties or the Investors, (c) no assurance can be given that any particular forecasts will be realized and (d) actual results may differ and such differences may be material. SECTION 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect. SECTION 5.07 Labor Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or the Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened in writing and (b) hours worked by and payments made based on hours worked to employees of each of the Borrower or the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters. SECTION 5.08 Ownership of Property; Liens. Each Loan Party and each of its respective Restricted Subsidiaries has good and valid record title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its 161 US-DOCS\126387463.20 business, free and clear of all Liens except for Liens permitted by Section 7.01 and except where the failure to have such title or other interest would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.09 Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) each Loan Party and each of its Restricted Subsidiaries and their respective operations and properties is in compliance with all applicable Environmental Laws; (b) each Loan Party and each of its Restricted Subsidiaries has obtained and maintained all Environmental Permits required to conduct their operations; (c) none of the Loan Parties or any of their respective Restricted Subsidiaries is subject to any pending or, to the knowledge of the Borrower, threatened Environmental Claim in writing or Environmental Liability; (d) none of the Loan Parties or any of their respective Restricted Subsidiaries or predecessors has treated, stored, transported or Released Hazardous Materials at or from any currently or formerly owned, leased or operated real estate or facility which could reasonably be expected to give rise to any Environmental Liability and (e) to the knowledge of any Loan Party or any Restricted Subsidiary, there are no occurrences, facts, circumstances or conditions which could reasonably be expected to give rise to an Environmental Claim. SECTION 5.10 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Loan Party and each of its Restricted Subsidiaries has timely filed all tax returns and reports required to be filed, and have timely paid all Taxes (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets (whether or not shown in a tax return), except those which are being contested in good faith by appropriate actions diligently taken and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax assessment, deficiency or other claim against any Loan Party or any of its Restricted Subsidiaries except (i) those being actively contested by a Loan Party or such Restricted Subsidiary in good faith and by appropriate actions diligently taken and for which adequate reserves have been provided in accordance with GAAP and/or (ii) those which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. SECTION 5.11 ERISA Compliance. (1) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws. (2) (a) No ERISA Event has occurred or is reasonably expected to occur and (b) none of the Loan Parties or any of their respective ERISA Affiliates has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(2), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (3) Except where non-compliance or the incurrence of an obligation would not reasonably be expected to result in a Material Adverse Effect, (a) each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable Laws, and (b) none of Holdings, the Borrower or any Subsidiary has incurred any obligation in connection with the termination of or withdrawal from any Foreign Plan. SECTION 5.12 Subsidiaries. (1) As of the Amendment No. 2 Effective Date, after giving effect to the transactions contemplated by Amendment No. 2, (i) all of the outstanding Equity Interests in the Borrower and its Restricted Subsidiaries have been validly issued and are fully paid and (if applicable) non-assessable and (ii) all Equity Interests that constitute Collateral owned by Holdings in the Borrower, and by the Borrower or any 162 US-DOCS\126387463.20

Subsidiary Guarantor in any of their respective Subsidiaries are owned free and clear of all Liens of any person except (a) those Liens created under the Collateral Documents and (b) any non-consensual Lien that is permitted under Section 7.01. (2) As of the Amendment No. 2 Effective Date, Schedule 5.12 sets forth: (a) the name and jurisdiction of organization of each Subsidiary, and (b) the ownership interests of Holdings in the Borrower and of the Borrower and any Subsidiary of the Borrower in each Subsidiary, including the percentage of such ownership. SECTION 5.13 Margin Regulations; Investment Company Act. (a) As of the Amendment No. 2 Effective Date, none of the Collateral is Margin Stock. No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U. (b) On and after the Amendment No. 2 Effective Date, no Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940. SECTION 5.14 Disclosure. As of the Amendment No. 2 Effective Date, the written information and written data heretofore or contemporaneously furnished in writing by or on behalf of the Borrower or any Subsidiary Guarantor to any Agent or any Lender on or prior to the Amendment No. 2 Effective Date in connection with the transactions contemplated by Amendment No. 2, when taken as a whole, does not contain any material misstatement of fact or omit to state any material fact necessary to make such written information and written data taken as a whole, in the light of the circumstances under which it was delivered, not materially misleading (after giving effect to all modifications and supplements to such written information and written data, in each case, furnished after the date on which such written information or such written data was originally delivered and prior to the Amendment No. 2 Effective Date); it being understood that for purposes of this Section 5.14, such written information and written data shall not include (i) any projections, pro forma financial information, financial estimates, forecasts and forward-looking information, (ii) information of a general economic or general industry nature or (iii) third party reports and/or memoranda (“Third Party Materials”) (but not the written information (other than any written information described in the preceding clauses (i) and/or (ii)) on which such Third Party Materials are based to the extent such written information has otherwise been made available to any Agent or any Lender). SECTION 5.15 Intellectual Property; Licenses, etc. The Borrower and the Restricted Subsidiaries have good and marketable title to, or a valid license or right to use, all patents, patent rights, trademarks, servicemarks, trade names, copyrights, technology, software, know-how, database rights and other intellectual property rights (collectively, “IP Rights”) that to the knowledge of the Borrower are reasonably necessary for the operation of their respective businesses as currently conducted, except where the failure to have any such rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of the respective businesses of the Borrower or any Subsidiary of the Borrower as currently conducted does not infringe upon, dilute, misappropriate or violate any IP Rights held by any Person except for such infringements, dilutions, misappropriations or violations, individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of the Borrower, threatened in writing against any Loan Party or Subsidiary, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. 163 US-DOCS\126387463.20

SECTION 5.16 Solvency. On the Amendment No. 2 Effective Date, after giving effect to the transactions contemplated by Amendment No. 2, the Borrower and the Subsidiaries, on a consolidated basis, are Solvent. SECTION 5.17 USA PATRIOT Act; Anti-Terrorism Laws. To the extent applicable, each of the Borrower and its Subsidiaries are in compliance, in all material respects, with (i) the USA PATRIOT Act, (ii) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other applicable enabling legislation or executive order relating thereto and (iii) all Anti-Corruption Laws. Neither Holdings, the Borrower nor any Subsidiary nor, to the knowledge of the Borrower, any director, officer or employee of Holdings, the Borrower or any of its Subsidiaries, is currently the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) (such sanctions, “Sanctions”). No proceeds of the Loans will be used by Holdings, the Borrower or any Subsidiary directly or, to the knowledge of the Borrower, indirectly, for the purpose of financing activities of or with any Person, or in any country, that, at the time of such financing, is the subject of any Sanctions, except to the extent licensed or otherwise approved by OFAC. The Borrower has implemented and maintains in effect for itself and its Subsidiaries policies and procedures to ensure compliance by the Borrower, its Subsidiaries, and their respective officers, employees and directors with Anti-Corruption Laws and applicable Sanctions. SECTION 5.18 Collateral Documents. Except as otherwise contemplated hereby or under any other Loan Documents and subject to limitations set forth herein and in the other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Collateral Agent of any Pledged Collateral required to be delivered pursuant hereto or the applicable Collateral Documents), are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid, perfected and enforceable first priority Lien (subject to Liens permitted by Section 7.01 and to any applicable Intercreditor Agreement) on all right, title and interest of the respective Loan Parties in the Collateral described therein to the extent such Lien may be perfected by the taking of such actions. Notwithstanding anything herein (including this Section 5.18) or in any other Loan Document to the contrary, no Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the provisions hereof or (C) any Excluded Assets. Article VI Affirmative Covenants So long as the Termination Conditions have not been satisfied, from and after the Closing Date, the Borrower shall (and, with respect to Sections 6.05(1) and 6.11 only, Holdings shall), and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to: SECTION 6.01 Financial Statements. Deliver to the Administrative Agent for prompt further distribution by the Administrative Agent to each Lender (subject to the limitations on distribution of any such information to Public Lenders as described in Section 6.02) each of the following: (1) within ninety (90) days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the 164 US-DOCS\126387463.20 related consolidated statements of income and cash flows for such fiscal year, together with related notes thereto, setting forth, commencing with the fiscal year ending on or about December 31, 2019, in each case in comparative form the figures for the previous fiscal year, in reasonable detail and all prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing or another accounting firm reasonably acceptable to the Administrative Agent, which report and opinion (a) will be prepared in accordance with generally accepted auditing standards and (b) will not be subject to any qualification as to the scope of such audit (but may contain a “going concern” explanatory paragraph or like qualification that is due to (i) the impending maturity of any Indebtedness, or (ii) any anticipated inability to satisfy the Financial Covenants or any other financial maintenance covenant) (such report and opinion, a “Conforming Accounting Report”); (2) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (including, for the avoidance of doubt, the fiscal quarter ending September 30, 2021), a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (a) consolidated statement of income for such fiscal quarter and for the portion of the fiscal year then ended and (b) consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth, in each case of the preceding clauses (a) and (b), in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, accompanied by an Officer’s Certificate stating that such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes; (3) within ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2019, a consolidated budget for the immediately subsequent fiscal year in a form customarily prepared by management of the Borrower with regard to the Borrower and its Subsidiaries, which budget shall be prepared in good faith on the basis of assumptions believed to be reasonable at the time of preparation of such budget (it being understood that any projections contained therein are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and that no assurance can be given that any particular projections will be realized, that actual results may differ and that such differences may be material); and (4) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(1) and 6.01(2), if any Unrestricted Subsidiaries exist as of the last day of the relevant period covered by such financial statements, the related unaudited (it being understood that such information may be audited at the option of the Borrower) consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of such Unrestricted Subsidiaries (if any) from such consolidated financial statements. Notwithstanding the foregoing, the obligations referred to in Sections 6.01(1) and 6.01(2) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of any Parent Company or (B) the Borrower’s or such Parent Company’s Form 10-K or 10-Q, as applicable, filed with the SEC (and the public filing of such report with the SEC shall constitute delivery under this Section 6.01); provided that, with respect to each of the preceding clauses (A) and (B), (1) to the extent such information relates to a parent of the Borrower, if and so long as such Parent Company will have Independent Assets or Operations, such information is accompanied by consolidating information (which need not be audited) that explains in reasonable detail the differences between the information relating to such Parent Company and its Independent Assets or Operations, on the one hand, and the information relating to the Borrower and the consolidated Restricted Subsidiaries on a stand-alone basis, on the other hand and (2) to the extent such information is in lieu of information required to be provided under Section 6.01(1) (it being understood that such information may be audited at the option of 165 US-DOCS\126387463.20 the Borrower), such materials are accompanied by a Conforming Accounting Report with respect to such Parent Company. No financial statements required to be delivered pursuant to Sections 6.01(1) or 6.01(2) shall be required to contain all purchase accounting adjustments relating to the Transactions or any other transaction(s) permitted hereunder to the extent it is not practicable to include any such adjustments in such financial statements. SECTION 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution by the Administrative Agent to each Lender (subject to the limitations on distribution of any such information to Public Lenders as described in this Section 6.02): (1) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(1) (commencing with such delivery for the fiscal year ending December 31, 2021) and Section 6.01(2) (commencing with such delivery for the fiscal quarter ending September 30, 2021; it being understood and agreed that the Compliance Certificate delivered for the fiscal quarter ending September 30, 2021 shall not include a calculation of any Financial Covenant), a duly completed Compliance Certificate signed by a Financial Officer of the Borrower or Holdings; (2) together with the delivery of the Compliance Certificate with respect to the financial statements referred to in Section 6.01(1), a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such list or a confirmation that there is no change in such information since the later of the Closing Date and the last such list; and (3) promptly, but subject to the limitations set forth in Section 6.10 and Section 10.09, such additional information regarding the business and financial affairs of any Loan Party or any Material Subsidiary that is a Restricted Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time on its own behalf or on behalf of any Lender reasonably request in writing from time to time. Documents required to be delivered pursuant to Section 6.01 or Section 6.02(2) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s (or any Parent Company’s) website on the Internet at the website address listed on Schedule 10.02 hereto (or as such address may be updated from time to time in accordance with Section 10.02); or (b) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) upon written request by the Administrative Agent, the Borrower will deliver paper copies of such documents to the Administrative Agent for further distribution by the Administrative Agent to each Lender (subject to the limitations on distribution of any such information to Public Lenders as described in this Section 6.02) until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents or link and, upon the Administrative Agent’s request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Banks materials or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak, ClearPar or another similar electronic system (the “Platform”) and (b) certain of the Lenders may 166 US-DOCS\126387463.20 have personnel who do not wish to receive any information with respect to Holdings, the Borrower, its Subsidiaries or their respective securities that is not Public-Side Information, and who may be engaged in investment and other market-related activities with respect to such Person’s securities (each, a “Public Lender”). The Borrower hereby agrees that (i) at the Administrative Agent’s request, all Borrower Materials that are to be made available to Public Lenders will be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” will appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower will be deemed to have authorized the Administrative Agent, the Lenders and the Issuing Banks to treat such Borrower Materials as containing only Public-Side Information (provided, however, that to the extent such Borrower Materials constitute Information, they will be treated as set forth in Section 10.09); (iii) all Borrower Materials marked “PUBLIC” and, except to the extent the Borrower notifies the Administrative Agent to the contrary, any Borrower Materials provided pursuant to Sections 6.01(1) and 6.01(2) are permitted to be made available through a portion of the Platform designated as “Public Side Information”; and (iv) the Administrative Agent and the Arrangers shall treat Borrower Materials that are not specifically identified as “PUBLIC” as being suitable only for posting on a portion of the Platform not designated as “Public Side Information”. Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”. Anything to the contrary notwithstanding in this Agreement or any other Loan Document, nothing in this Agreement will require Holdings, the Borrower or any Subsidiary to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter, or provide information (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure is prohibited by Law or binding agreement or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product; provided that in the event that the Borrower does not provide information that otherwise would be required to be provided hereunder in reliance on the exclusions in this paragraph relating to violation of any obligation of confidentiality, the Borrower shall use commercially reasonable efforts to provide notice to the Administrative Agent promptly upon obtaining knowledge that such information is being withheld (but solely if providing such notice would not violate such obligation of confidentiality). SECTION 6.03 Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent of: (1) the occurrence of any Default or Event of Default; (2) (a) any dispute, litigation, investigation or proceeding between any Loan Party and any arbitrator or Governmental Authority, (b) the filing or commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including pursuant to any applicable Environmental Laws or in respect of IP Rights, (c) the occurrence of any violation by any Loan Party or any of its Subsidiaries of, or liability under, any Environmental Law or Environmental Permit, or (d) the occurrence of any ERISA Event that, in any such case referred to in clauses (a), (b), (c) or (d) of this Section 6.03(2), has resulted or would reasonably be expected to result in a Material Adverse Effect; and (3) the receipt by the Borrower or any Restricted Subsidiary of written notice of any Gaming Authority’s intention to revoke, terminate or not renew any Gaming Approval if, in the good faith determination of the Borrower, such revocation, termination or non-renewal would reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower (a) that such notice is being delivered pursuant to Section 6.03(1), (2) or (3) (as applicable) and (b) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. 167 US-DOCS\126387463.20

SECTION 6.04 Payment of Obligations. Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (1) any such Tax is not more than 30 days overdue, (2) any such Tax is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (3) the failure to pay or discharge the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. SECTION 6.05 Preservation of Existence, etc. (1) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization; and (2) take all reasonable action to obtain, preserve, renew and keep in full force and effect its rights, licenses, permits, privileges, franchises, Gaming Approvals and IP Rights material to the conduct of its business, except, in the case of clause (1) or (2), (a) to the extent (other than with respect to the preservation of the existence of the Borrower) that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (b) pursuant to any merger, consolidation, liquidation, dissolution or disposition permitted by Article VII. SECTION 6.06 Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment used in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted and any repairs and replacements that are the obligation of the owner or landlord of any property leased by the Borrower or any of the Restricted Subsidiaries excepted. SECTION 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed or with a Captive Insurance Subsidiary, insurance with respect to the Borrower’s and the Restricted Subsidiaries’ properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons, and will furnish to the Lenders, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried; provided that notwithstanding the foregoing, in no event will the Borrower or any Restricted Subsidiary be required to obtain or maintain insurance that is more restrictive than its normal course of practice. Subject to Section 6.13(2), each such policy of insurance will, as appropriate, (i) name the Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear or (ii) in the case of each casualty insurance policy, contain an additional loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties, as the additional loss payee thereunder. SECTION 6.08 Compliance with Laws. (a) Comply with the requirements of all Laws (including the USA PATRIOT Act, the FCPA and Sanctions) and comply with all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except, in each case, if the failure to comply therewith would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect and (b) maintain in effect and enforce policies and procedures designed to 168 US-DOCS\126387463.20 ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions. SECTION 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). SECTION 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent or any Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that the Administrative Agent or any Lender, collectively, shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent or any Lender shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. For the avoidance of doubt, this Section 6.10 is subject to the last paragraph of Section 6.02. SECTION 6.11 Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, subject to the provisions of Section 6.11(3) and any applicable limitation in any Collateral Document: (1) upon (i) the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (other than any Excluded Subsidiary) by any Loan Party, (ii) the designation of any existing direct or indirect wholly owned Material Domestic Subsidiary (other than any Excluded Subsidiary) as a Restricted Subsidiary, (iii) any Subsidiary (other than any Excluded Subsidiary) becoming a wholly owned Material Domestic Subsidiary or (iv) an Excluded Subsidiary that is a wholly owned Material Domestic Subsidiary ceasing to be an Excluded Subsidiary but continuing as a wholly owned Material Domestic Subsidiary of the Borrower: (a) within forty-five (45) days after such formation, acquisition or designation (or, in each case, such longer period as the Administrative Agent may agree in its reasonable discretion): (A) cause each such Material Domestic Subsidiary that is required to become a Subsidiary Guarantor pursuant to the terms hereof to duly execute a joinder to the Guaranty, a supplement to the Security Agreement, a counterpart signature page to the Intercompany Note, and, if applicable, Intellectual Property Security Agreements; (B) [reserved]; (C) deliver Uniform Commercial Code financing statements to the extent necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected (subject to Liens permitted by Section 7.01 and to any applicable Intercreditor Agreement) Liens, enforceable against all third parties in accordance with their terms, except as such 169 US-DOCS\126387463.20 enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law); (D) if the Administrative Agent reasonably requests the same, deliver to the Administrative Agent a signed copy of a customary Opinion of Counsel, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(1) as the Administrative Agent may reasonably request; and (E) a description of any Material Real Property (other than any Excluded Asset(s)) owned by such Material Domestic Subsidiary. provided that actions relating to Liens on real property are governed by Section 6.11(2) and not this Section 6.11(1). (2) Material Real Property. (a) Notice. Within thirty (30) days (or such longer period as the Collateral Agent may agree in its reasonable discretion) after the acquisition of any Material Real Property (other than any Excluded Asset(s)) by a Loan Party (other than Holdings), after the Closing Date, the Borrower will, or will cause such Loan Party to, furnish to the Collateral Agent a description of any such Material Real Property. (b) Mortgages. The Borrower will, or will cause the applicable Loan Party to, provide the Collateral Agent with a Mortgage with respect to any Material Real Property that is the subject of a notice delivered pursuant to Section 6.11(1)(E) or Section 6.11(2)(a), within ninety (90) days of the acquisition, formation or designation of such Material Domestic Subsidiary or the acquisition of such Material Real Property (or such longer period as the Collateral Agent may agree in its reasonable discretion), together with: (i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem reasonably necessary or desirable in order to create, except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01 and to any applicable Intercreditor Agreement, a valid and subsisting perfected Lien on such Material Real Property in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Collateral Agent; (ii) fully paid American Land Title Association Lender’s title insurance policies (or marked up title commitments having the effect of policies of title insurance) or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements available in the applicable jurisdiction (it being agreed that zoning reports from a nationally recognized zoning company shall be acceptable in lieu of zoning endorsements to title policies in any jurisdiction where there is a material difference in the cost of zoning reports and zoning endorsements) and in amounts, reasonably acceptable to the Collateral Agent (not to exceed the fair market value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Collateral Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, subject only to Liens permitted by Section 7.01 or any applicable Intercreditor Agreement or such other Liens reasonably satisfactory to the Collateral Agent that do not have a material adverse impact on the use or value of the Mortgaged Properties, and providing for such other affirmative insurance and such coinsurance and direct access reinsurance as the Collateral Agent may reasonably request and is available in the applicable jurisdiction; 170 US-DOCS\126387463.20

(iii) customary Opinions of Counsel for the applicable Loan Parties in states in which such Material Real Properties are located, with respect to the enforceability and perfection of the Mortgage(s) and any related fixture filings and the due authorization, execution and delivery of the Mortgages, in form and substance reasonably satisfactory to the Collateral Agent; (iv) American Land Title/American Congress on Surveying and Mapping surveys (or, if reasonably acceptable to the Collateral Agent, zip or express maps) for each Material Real Property or existing surveys together with no change affidavits, in each case certified to the Collateral Agent if deemed necessary by the Collateral Agent in its reasonable discretion, sufficient for the title insurance company issuing a Mortgage Policy to remove the standard survey exception and issue standard survey related endorsements and otherwise reasonably satisfactory to the Collateral Agent; (v) a completed “Life of Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Material Real Property containing improved land addressed to the Collateral Agent and otherwise in compliance with the Flood Insurance Laws; and (vi) as promptly as practicable after the reasonable request therefor by the Collateral Agent, environmental assessment reports and reliance letters (if any) that have been prepared in connection with such acquisition, designation or formation of any Material Domestic Subsidiary or acquisition of any Material Real Property; provided that there shall be no obligation to deliver to the Collateral Agent any environmental assessment report whose disclosure to the Collateral Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained. (3) Notwithstanding the foregoing or anything to the contrary in any other provision hereof or of any other Loan Document: (i) the Collateral Agent may grant one or more extensions of time from any time period set forth herein (including extensions beyond the Closing Date for the creation, maintenance and/or perfection of security interests in the assets of the Loan Parties on the Closing Date) for the taking or causing any action, delivering or furnishing any notice, information, documents, insurance or opinions or for the creation, maintenance and/or perfection of any Liens (including the execution or delivery of any Mortgage or the taking of any related action) in its reasonable discretion and any such extensions may, in the sole discretion of the Collateral Agent, be effective retroactively, (ii) no action shall be required to be taken to perfect any security interest other than: (A) delivering certificated securities and instruments, in which a security interest can be perfected by physical control, in each case to the extent expressly required hereunder or the Security Agreement (solely in respect of (I) any promissory note in excess of $5.0 million (and limited, in the case of intercompany Indebtedness, to Indebtedness of any Restricted Subsidiary that is not a Guarantor that is owing to any Loan Party (which may be evidenced by the Intercompany Note and pledged to the Collateral Agent)), (II) certificated Equity Interests of the Borrower and its wholly owned Restricted Subsidiaries that are Material Subsidiaries otherwise required to be pledged pursuant to the Collateral Documents) and (III) deposit and securities accounts (other than Excluded Accounts) in respect of which the applicable Loan Party shall use commercially reasonable efforts to implement control agreements in favor of the Collateral Agent), (B) filing financing statements under the Uniform Commercial Code of any applicable jurisdiction, 171 US-DOCS\126387463.20

(C) making any necessary filings with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, (D) filings in the applicable real estate records with respect to Mortgaged Properties (or any fixtures related to Mortgaged Properties) to the extent required by the Collateral Documents, (iii) the Loan Documents shall not contain any requirements as to, the creation, perfection or maintenance of pledges of, or security interests in, Mortgages on, or the obtaining of any related deliverable or taking other actions with respect to, any Excluded Assets, (iv) to the extent any Mortgaged Property is located in a jurisdiction which imposes mortgage recording taxes, intangibles tax, documentary tax or similar recording fees or Taxes, (I) the relevant Mortgage shall not secure an amount in excess of the fair market value of the Mortgaged Property subject thereto (as determined by the Borrower in good faith) and (II) the relevant Mortgage shall not secure the Indebtedness in respect of Letters of Credit or the Revolving Facility to the extent those jurisdictions impose such aforementioned Taxes on paydowns or re-advances applicable to such Indebtedness unless it is feasible to limit recovery to a capped amount that would not be subject to re-borrowing, (v) there shall be (I) no actions required by the Laws of any non U.S. jurisdiction under the Loan Documents in order to create any security interests in any assets or to perfect or make enforceable such security interests in any assets (including any intellectual property registered or applied for in any non U.S. jurisdiction) and (II) no Guaranties or Collateral Documents (including security agreements and pledge agreements) governed under the laws of any non-U.S. jurisdiction, (vi) no perfection through control agreements or perfection by “control” shall be required with respect to any assets (other than to the extent required under clause (3)(ii)(A) above) under the Loan Documents, (vii) there shall be no (x) requirement to obtain any landlord waivers, estoppels or collateral access letters or (y) requirement to perfect a security interest in any letter of credit rights, other than by the filing of a UCC financing statement, (viii) any joinder agreement contemplated by this Section 6.11 may, with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), include such schedules or updates to schedules as may be necessary to qualify any representation or warranty set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct to the extent required thereby or by the terms of such Loan Document and (ix) the Administrative Agent shall not require the taking of a Lien on, or require the perfection of a Lien granted in, any asset as to which the cost of obtaining or perfecting such Lien is excessive in relation to the benefit to the Secured Parties of the security afforded thereby. (4) It is understood and agreed that the Borrower may, in its sole discretion, cause any Parent Company or any Restricted Subsidiary that is not required to become a Guarantor (other than a Restricted Subsidiary organized in a foreign jurisdiction) to Guarantee the Obligations by causing such Parent Company or Restricted Subsidiary to execute a joinder to the Guaranty (substantially in the form provided therein or as the Administrative Agent, the Borrower and such Guarantor may otherwise agree), and any such Parent Company or Restricted Subsidiary shall be a Guarantor hereunder for all purposes. SECTION 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material 172 US-DOCS\126387463.20

Adverse Effect, (1) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits (including any cleanup, removal or remedial obligations) and (2) obtain and renew all Environmental Permits required to conduct its operations or in connection with its properties. SECTION 6.13 Further Assurances and Post-Closing Covenant. (1) Subject to the provisions of Section 6.11(3) and any applicable limitations in any Collateral Document and in each case at the expense of the Borrower, promptly upon reasonable request from time to time by the Administrative Agent or the Collateral Agent or as may be required by applicable Laws (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request from time to time in order to satisfy the requirements of Section 6.11. (2) As promptly as practicable, and in any event no later than one hundred and twenty (120) days after the Closing Date or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the Closing Date, deliver the documents or take the actions specified in Schedule 6.13(2), in each case except to the extent otherwise agreed by the Collateral Agent. SECTION 6.14 Use of Proceeds. The proceeds of (a) the Amendment No. 2 Effective Date Term Loans, together, if applicable, with cash on hand of the Borrower, will be used, directly or indirectly, to repay Indebtedness incurred under the Pre-Amendment No. 2 Credit Agreement, together with any premium and accrued and unpaid interest thereon and any fees and expenses with respect thereto, (b) any Revolving Loans will be used after the Amendment No. 2 Effective Date, for working capital and general corporate purposes and for any other purpose not prohibited by the Loan Documents and (c) any Additional Term Loans will be used after the Amendment No. 2 Effective Date, directly or indirectly, (A) to finance any acquisition or other Investment permitted under this Agreement, including the payment of any related fees, expenses and transaction costs (including, for the avoidance of doubt, to the extent paid prior to the Additional Term Loan Commitment Termination Date, the payment of deferred compensation in connection therewith) (collectively, “Acquisition-Related Amounts”) and (B) to Refinance, repay or prepay any existing Indebtedness of the Borrower and its Restricted Subsidiaries, including any Revolving Loans incurred to finance Acquisition-Related Amounts. Notwithstanding the foregoing and for purposes of clarification, in no event will Revolving Loans or Additional Term Loans be borrowed on the Amendment No. 2 Effective Date. The Borrower will not request any Loan or Letter of Credit, and will not use, and the Borrower will ensure that its Subsidiaries and its or their respective directors, officers and employees shall not use, the proceeds of any Loan or Letter of Credit to offer, pay, promise to pay or authorize the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws. The Borrower will not, directly or, to its knowledge, indirectly, use the proceeds of the Loans or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by Holdings or any Subsidiary thereof. SECTION 6.15 Lender Calls. Participate in a conference call with Lenders on a quarterly basis (but no more than one such conference call in any fiscal quarter), at a time mutually agreed between the Borrower and the Administrative Agent, following the delivery of the financial statements required pursuant to Section 6.01(1) and (2) above, to discuss the financial position and results of operations of the Borrower and its Subsidiaries for the fiscal quarter or fiscal year, as applicable, for which financial statements have been delivered pursuant to Section 6.01(1) or (2) above, as applicable; provided that the requirement set forth in this Section 6.15 shall be deemed satisfied automatically when the Borrower and/or any Parent Company 173 US-DOCS\126387463.20

holds its quarterly earnings call; provided, further, that it is understood and agreed for the avoidance of doubt that the Borrower will be required to host no more than one such call per fiscal quarter. Article VII Negative Covenants So long as the Termination Conditions are not satisfied, from and after the Closing Date: SECTION 7.01 Liens. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly, create, incur or assume any Lien (except any Permitted Lien(s)) that secures obligations under any Indebtedness or any related guarantee of Indebtedness on any asset or property of the Borrower or any Restricted Subsidiary, or any income or profits therefrom. The expansion of Liens by virtue of accretion or amortization of original issue discount, the payment of dividends and/or interest in the form of Indebtedness, the payment of interest “in kind”, the accrual of interest and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an incurrence of Liens for purposes of this Section 7.01. SECTION 7.02 Indebtedness. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly: (i) create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness), or (ii) issue any shares of Disqualified Stock or permit any Restricted Subsidiary to issue any shares of Disqualified Stock or Preferred Stock; provided that the Borrower may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), issue shares of Disqualified Stock and issue shares of Preferred Stock, in each case, if (any Indebtedness, Disqualified Stock or Preferred Stock incurred or issued pursuant to following clauses (A), (B) and (C), “Permitted Ratio Debt”): (A) with respect to Indebtedness secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the First Lien Obligations, the First Lien Net Leverage Ratio for the Test Period then most recently ended preceding the date on which such Indebtedness is incurred (without netting any cash received from the incurrence of such Indebtedness proposed to be incurred) would be no greater than 3.50 to 1.00; (B) with respect to Indebtedness that is either (x) secured by Liens on the Collateral on a basis that is junior in priority to the Liens on the Collateral securing the First Lien Obligations or (y) secured by Liens on property that does not constitute Collateral, in each case, the Secured Net Leverage Ratio for the Test Period then most recently ended preceding the date on which such Indebtedness is incurred (without netting any cash received from the incurrence of such Indebtedness proposed to be incurred) would be no greater than 4.00 to 1.00; or 174 US-DOCS\126387463.20

(C) with respect to Indebtedness that is not secured or any Disqualified Stock or Preferred Stock, in each case, the Total Net Leverage Ratio for the Test Period then most recently ended preceding the date on which such Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued (without netting any cash received from the incurrence of such Indebtedness proposed to be incurred) would be no greater than 4.00 to 1.00, in each case, determined on a pro forma basis; provided, further, that (I) Permitted Ratio Debt in the form of Indebtedness for borrowed money (x) shall not mature earlier than the Original Term Loan Maturity Date and (y) shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans outstanding on the date of incurrence of such Permitted Ratio Debt (it being understood and agreed that Permitted Ratio Debt may be incurred in the form of a bridge or other interim credit facility intended to be Refinanced with (or which converts into or is exchanged for) long-term indebtedness (and such bridge or other interim credit facility shall be deemed to satisfy the foregoing clauses (x) and (y) so long as (1) such credit facility includes customary “rollover” provisions and (2) assuming such credit facility were to be extended pursuant to such “rollover” provisions, such extended credit facility would comply with clause (x) above) and in which case, on or prior to the first anniversary of the incurrence of such “bridge” or other interim credit facility, clause (y) above shall not prohibit the inclusion of customary terms for “bridge” facilities, including customary mandatory prepayment, repurchase or redemption provisions) and (II) the aggregate outstanding principal amount of Permitted Ratio Debt incurred by any Restricted Subsidiary that is not a Loan Party shall not exceed the greater of $13 million and 10.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis). (b) The provisions of Section 7.02(a) will not apply to: (1) Indebtedness under the Loan Documents (including Incremental Loans, Other Loans, Extended Term Loans, Loans made pursuant to Extended Revolving Commitments and Replacement Loans); (2) commercial Letters of Credit (in each case, for the avoidance of doubt, to the extent constituting Indebtedness) not issued under the Revolving Facility (and reimbursement and backstop obligations in connection therewith) in an aggregate amount under this clause (2) not to exceed the available L/C Sublimit at the time incurred (provided that outstanding commercial Letters of Credit incurred under this clause (2) shall be deemed to reduce the L/C Sublimit by a corresponding amount); (3) the incurrence of Indebtedness by the Borrower and any Restricted Subsidiary in existence on the Amendment No. 2 Effective Date (excluding Indebtedness described in the preceding clauses (1) and (2)); provided that any such item of Indebtedness with an aggregate outstanding principal amount on the Amendment No. Effective Date in excess of $5.0 million shall be set forth on Schedule 7.02; (4) the incurrence of Attributable Indebtedness and Indebtedness (including Capitalized Lease Obligations and Purchase Money Obligations) and Disqualified Stock incurred or issued by the Borrower or any Restricted Subsidiary and Preferred Stock issued by any Restricted Subsidiary, to finance the purchase, lease, expansion, construction, installation, replacement, repair or improvement of property (real or personal), equipment or other assets, including assets that are used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets in an aggregate outstanding principal amount, together with any Refinancing Indebtedness in respect thereof (excluding any Incremental Amounts) and all other Indebtedness, Disqualified Stock or Preferred Stock incurred or issued and outstanding under this clause (4) at such time, not to exceed (as of the date such Indebtedness, Disqualified Stock or Preferred Stock is issued, 175 US-DOCS\126387463.20 incurred or otherwise obtained) the greater of (x) $33.0 million and (y) 25.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis); (5) Indebtedness incurred by the Borrower or any Restricted Subsidiary (a) constituting reimbursement obligations with respect to letters of credit, bank guarantees, banker’s acceptances, warehouse receipts, or similar instruments issued or entered into, or relating to obligations or liabilities incurred, in the ordinary course of business or consistent with industry practice, including in respect of workers’ compensation claims, performance, completion or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, unemployment insurance or other social security legislation or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, performance, completion or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or (b) as an account party in respect of letters of credit, bank guarantees or similar instruments in favor of suppliers, trade creditors or other Persons issued or incurred in the ordinary course of business or consistent with industry practice; (6) the incurrence of Indebtedness arising from agreements of the Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price, earnouts, other contingent consideration obligations and other deferred purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; (7) the incurrence of Indebtedness by the Borrower and owing to a Restricted Subsidiary or the issuance of Disqualified Stock of the Borrower to a Restricted Subsidiary (or to any Parent Company which is substantially contemporaneously transferred to any Restricted Subsidiary); provided that any such Indebtedness for borrowed money owing to a Restricted Subsidiary that is not a Guarantor is expressly subordinated in right of payment to the Loans to the extent permitted by applicable Law; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness or Disqualified Stock (except to the Borrower or another Restricted Subsidiary or any pledge of such Indebtedness or Disqualified Stock constituting a Permitted Lien) will be deemed, in each case, to be an incurrence of such Indebtedness (to the extent such Indebtedness is then outstanding) or issuance of such Disqualified Stock (to the extent such Disqualified Stock is then outstanding) not permitted by this clause (7); (8) the incurrence of Indebtedness of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary (or to any Parent Company which is substantially contemporaneously transferred to the Borrower or any Restricted Subsidiary) to the extent permitted by Section 7.05; provided that any such Indebtedness for borrowed money incurred by a Guarantor and owing to a Restricted Subsidiary that is not a Guarantor is expressly subordinated in right of payment to the Guaranty of the Loans of such Guarantor to the extent permitted by applicable law; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any such subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien) will be deemed, in each case, to be an incurrence of such Indebtedness (to the extent such Indebtedness is then outstanding) not permitted by this clause (8); (9) the issuance of shares of Preferred Stock or Disqualified Stock of a Restricted Subsidiary to the Borrower or a Restricted Subsidiary (or to any Parent Company which is substantially contemporaneously transferred to the Borrower or any Restricted Subsidiary); provided that any subsequent issuance or transfer of any Capital Stock or any other event that results in any 176 US-DOCS\126387463.20 such Restricted Subsidiary that holds such Preferred Stock or Disqualified Stock ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock or Disqualified Stock (except to the Borrower or another Restricted Subsidiary or any pledge of such Preferred Stock or Disqualified Stock constituting a Permitted Lien) will be deemed, in each case, to be an issuance of such shares of Preferred Stock or Disqualified Stock (to the extent such Preferred Stock or Disqualified Stock is then outstanding) not permitted by this clause (9); (10) the incurrence of Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes); (11) the incurrence of obligations in respect of self-insurance and obligations in respect of performance, bid, appeal and surety bonds and performance, banker’s acceptance facilities and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with industry practice, including those incurred to secure health, safety and environmental obligations; (12) the incurrence of: (a) [reserved]; and (b) Indebtedness or issuance of Disqualified Stock of the Borrower and the incurrence or issuance of Indebtedness, Disqualified Stock or Preferred Stock of any Restricted Subsidiary in an aggregate outstanding principal amount or liquidation preference that, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred or issued, as applicable, pursuant to this clause (12)(b), together with any Refinancing Indebtedness in respect thereof (excluding any Incremental Amounts), does not exceed (as of the date such Indebtedness, Disqualified Stock or Preferred Stock is issued, incurred or otherwise obtained) an amount equal to (i) the greater of (I) $20.0 million and (II) 15.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis) plus, without duplication, (ii) in the event of any extension, replacement, refinancing, renewal or defeasance of any such Indebtedness, Disqualified Stock or Preferred Stock, an amount equal to (x) any accrued and unpaid interest on the Indebtedness, any accrued and unpaid dividends on the Preferred Stock, and any accrued and unpaid dividends on the Disqualified Stock being so refinanced, extended, replaced, refunded, renewed or defeased, plus (y) the amount of any tender premium or penalty or premium (including any make-whole premium) required to be paid under the terms of the instrument or documents governing such Indebtedness, Disqualified Stock or Preferred Stock and any defeasance costs and any fees and expenses (including original issue discount, upfront fees, underwriting, arrangement and similar fees) incurred in connection with the issuance of such new Indebtedness, Disqualified Stock or Preferred Stock or the extension, replacement, refunding, refinancing, renewal or defeasance of such Indebtedness, Disqualified Stock or Preferred Stock; provided that the capacity to incur Indebtedness under this clause (12)(b) shall be reduced by the amount of any MSELF Eligible Indebtedness incurred under Section 2.14(4)(c)(D) using any capacity under this clause (12)(b); (13) the incurrence or issuance by the Borrower of Refinancing Indebtedness or the incurrence or issuance by a Restricted Subsidiary of Refinancing Indebtedness that serves to Refinance any Indebtedness (including any Designated Commitments) permitted under Section 7.02(a) above, Sections 7.02(b)(3), (4) and (12) above, this Section 7.02(b)(13) and 177 US-DOCS\126387463.20

Sections 7.02(b)(14), (23), (30)(b), (31) and (32) below, or any successive Refinancing Indebtedness with respect to any of the foregoing; (14) (a) (x) the incurrence or issuance of Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary, incurred or issued to finance an acquisition or investment (or other purchase of assets) or (y) (I) the assumption of Indebtedness, Disqualified Stock or Preferred Stock of Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into, amalgamated or consolidated with the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement or (II) Indebtedness, Disqualified Stock or Preferred Stock that is assumed by the Borrower or any Restricted Subsidiary in connection with such acquisition or investment (or other purchase of assets) (and not, for the avoidance of doubt, created in contemplation of the applicable investment or acquisition), in each case under this clause (a), in an aggregate outstanding principal amount or liquidation preference, together with any Refinancing Indebtedness in respect of any of the foregoing (excluding any Incremental Amounts), so long as: (A) with respect to Indebtedness secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing the First Lien Obligations, the First Lien Net Leverage Ratio for the Test Period preceding the date on which such Indebtedness is incurred (without netting any cash received from the incurrence of such Indebtedness proposed to be incurred) would be no greater than 3.50 to 1.00, (B) with respect to Indebtedness that is either (x) secured by Liens on the Collateral on a basis that is junior in priority to the Liens on the Collateral securing the First Lien Obligations or (y) secured by Liens on property that does not constitute Collateral, in each case, the Secured Net Leverage Ratio for the Test Period preceding the date on which such Indebtedness is incurred (without netting any cash received from the incurrence of such Indebtedness proposed to be incurred) would be no greater than 4.00 to 1.00, or (C) with respect to Indebtedness that is not secured or any Disqualified Stock or Preferred Stock, in each case, the Total Net Leverage Ratio for the Test Period preceding the date on which such Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued (without netting any cash received from the incurrence of such Indebtedness proposed to be incurred) would be no greater than 4:00 to 1:00 (any Indebtedness, Disqualified Stock or Preferred Stock incurred or issued pursuant to foregoing clause (14)(a)(x), “Permitted Acquisition Debt”), in each case, determined on a pro forma basis; provided that such Permitted Acquisition Debt (x) shall not mature earlier than the Original Term Loan Maturity Date and (y) shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans on the date of incurrence of such Indebtedness (it being understood and agreed that any such Indebtedness, Disqualified Stock or Preferred Stock may be incurred in the form of a bridge or other interim credit facility intended to be Refinanced with (or which converts into or is exchanged for) long-term indebtedness (and such bridge or other interim credit facility shall be deemed to satisfy the foregoing clauses (x) and (y) so long as (1) such credit facility includes customary “rollover” provisions and (2) assuming such credit facility were to be extended pursuant to such “rollover” provisions, such extended credit facility would comply with clause (x) above) and in which case, on or prior to the first anniversary of the incurrence of such “bridge” or other interim credit facility, clause (y) above shall not prohibit the inclusion of customary terms for “bridge” facilities, including customary mandatory prepayment, repurchase or redemption provisions); and (b) so long as not created in contemplation of such acquisition or investment, (i) Indebtedness or Disqualified Stock that is assumed by the Borrower or any Restricted Subsidiary 178 US-DOCS\126387463.20

in connection with an acquisition or investment (or other purchase of assets) and (ii) Indebtedness, Disqualified Stock or Preferred Stock of Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into, amalgamated or consolidated with, the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement, in each case, in an aggregate outstanding principal amount or liquidation preference under this clause (b), together with any outstanding Refinancing Indebtedness (excluding any Incremental Amounts) incurred in respect thereof, not to exceed the sum of (A) the greater of (x) $13.0 million and (y) 10.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis) plus (B) an unlimited amount of Indebtedness, Disqualified Stock or Preferred Stock under this clause (B) so long as, after giving pro forma effect to the assumption or acquisition of such Indebtedness, Disqualified Stock or Preferred Stock and such acquisition or investment (or other purchase of assets), the Borrower is in compliance with the Financial Covenants calculated on a pro forma basis for the most recently ended Test Period, in each case under this clause (b), determined on a pro forma basis; provided that the aggregate outstanding principal amount of Indebtedness incurred or assumed by any Restricted Subsidiary that is not a Loan Party in reliance on this Section 7.02(b)(14) (excluding, for the avoidance of doubt, any Indebtedness incurred in reliance on Section 7.02(b)(14)(b)(A)) shall not exceed the greater of $13.0 million and 10.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis); (15) the incurrence of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or consistent with industry practice; (16) the incurrence of Indebtedness of the Borrower or any Restricted Subsidiary supported by letters of credit or bank guarantees issued in connection herewith, any Credit Agreement Refinancing Indebtedness or Permitted Incremental Equivalent Debt, in each case, in a principal amount not in excess of the maximum amount available to be drawn (not to exceed the applicable stated amount thereof) of such letters of credit or bank guarantees; (17) (a) the incurrence of any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so long as the incurrence of such Indebtedness or other obligations incurred by the Borrower or such Restricted Subsidiary is permitted by this Agreement, or (b) any co-issuance by the Borrower or any Restricted Subsidiary of any Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so long as the incurrence of such Indebtedness or other obligations by the Borrower or such Restricted Subsidiary is permitted by this Agreement; (18) the incurrence of Indebtedness issued by the Borrower or any Restricted Subsidiary to future, present or former employees, directors, officers, members of management, consultants and independent contractors thereof, their respective Controlled Investment Affiliates or Immediate Family Members and permitted transferees thereof, in each case to finance the purchase or redemption of Equity Interests of the Borrower or any Parent Company to the extent described in Section 7.05(b)(4); (19) customer deposits and advance payments received in the ordinary course of business or consistent with industry practice from customers for goods and services purchased in the ordinary course of business or consistent with industry practice; (20) the incurrence of (a) Indebtedness owed to banks and other financial institutions incurred in the ordinary course of business or consistent with industry practice in connection with ordinary banking arrangements to manage cash balances of the Borrower and its 179 US-DOCS\126387463.20

Restricted Subsidiaries (including short-term pooling and similar intercompany arrangements in respect of accounts held by Foreign Subsidiaries) and (b) Indebtedness in respect of Cash Management Services, including Cash Management Obligations; (21) Indebtedness incurred by a Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange or the discounting or factoring of receivables for credit management purposes, in each case incurred or undertaken in the ordinary course of business or consistent with industry practice on arm’s-length commercial terms; (22) the incurrence of Indebtedness of the Borrower or any Restricted Subsidiary consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements in each case, incurred in the ordinary course of business or consistent with industry practice; (23) the incurrence of Indebtedness, Disqualified Stock or Preferred Stock by (I) Restricted Subsidiaries of the Borrower that are not Guarantors and (II) the incurrence of Indebtedness by the Borrower or any Restricted Subsidiary in connection with any joint venture arrangements and similar binding arrangements, in each case, in an aggregate outstanding principal amount or liquidation preference that, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred or issued, as applicable, pursuant to this clause (23), together with any Refinancing Indebtedness in respect of any of the foregoing (excluding any Incremental Amounts), does not exceed (as of the date such Indebtedness is issued, incurred or otherwise obtained) the greater of (I) $6.5 million and (II) 5.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis); (24) the incurrence of Indebtedness by the Borrower or any Restricted Subsidiary undertaken in connection with cash management (including netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and related or similar services or activities) with respect to the Borrower, any Subsidiaries or any joint venture in the ordinary course of business or consistent with industry practice, including with respect to financial accommodations of the type described in the definition of Cash Management Services; (25) [reserved]; (26) guarantees incurred in the ordinary course of business or consistent with industry practice in respect of obligations to suppliers, customers, franchisees, lessors, licensees, sub-licensees and distribution partners; (27) the incurrence of Indebtedness attributable to (but not incurred to finance) the exercise of appraisal rights or the settlement of any claims or actions (whether actual, contingent or potential) with respect to any acquisition (by merger, consolidation or amalgamation or otherwise) in accordance with the terms hereof; (28) the incurrence of Indebtedness representing deferred compensation to employees of any Parent Company, the Borrower or any Restricted Subsidiary, including Indebtedness consisting of obligations under deferred compensation or any other similar arrangements incurred in connection with any investment or any acquisition (by merger, consolidation or amalgamation or otherwise) permitted under this Agreement; 180 US-DOCS\126387463.20

(29) the incurrence of Indebtedness arising out of any Sale-Leaseback Transaction incurred in the ordinary course of business or consistent with industry practice; (30) (a) Credit Agreement Refinancing Indebtedness and (b) Permitted Incremental Equivalent Debt; (31) the incurrence of Indebtedness, Disqualified Stock or Preferred Stock by Restricted Subsidiaries of the Borrower that are not Guarantors to fund working capital requirements in an aggregate principal amount or liquidation preference that, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred or issued, as applicable, pursuant to this clause (31), together with any Refinancing Indebtedness in respect thereof (excluding any Incremental Amounts), does not exceed (as of the date such Indebtedness, Disqualified Stock or Preferred Stock is issued, incurred or otherwise obtained) the greater of (I) $3.3 million and (II) 2.5% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis); (32) the incurrence of Indebtedness, Disqualified Stock or Preferred Stock by Foreign Subsidiaries and Foreign Subsidiary Holdcos in an aggregate outstanding principal amount or liquidation preference that, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred or issued, as applicable, pursuant to this clause (32), together with any Refinancing Indebtedness with respect thereof (excluding any Incremental Amounts), does not exceed (as of the date such Indebtedness, Disqualified Stock or Preferred Stock is issued, incurred or otherwise obtained) the greater of (I) $6.5 million and (II) 5.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis); (33) to the extent constituting Indebtedness, obligations in respect of Operator Earnout Payments; and (34) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (1) through (33) above. (c) For purposes of determining compliance with this Section 7.02: (1) the principal amount of Indebtedness outstanding under any clause of this Section 7.02 will be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness; and (2) guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness will not be included in the determination of such amount of Indebtedness; provided that the incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was incurred in compliance with this Section 7.02. The accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies, in each case, will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this Section 7.02. Any Indebtedness incurred, or Disqualified Stock or Preferred Stock issued, to refinance Indebtedness incurred, or 181 US-DOCS\126387463.20

Disqualified Stock or Preferred Stock issued, pursuant to Section 7.02(a) or clauses (3), (4), (12), (13), (14), (23), (30)(b), (31) and (32) of Section 7.02(b) will be permitted to include additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay (I) any accrued and unpaid interest on the Indebtedness, any accrued and unpaid dividends on the Preferred Stock, and any accrued and unpaid dividends on the Disqualified Stock being so refinanced, extended, replaced, refunded, renewed or defeased and (II) the amount of any tender premium or penalty or premium (including any make-whole premium) required to be paid under the terms of the instrument or documents governing such refinanced Indebtedness, Preferred Stock or Disqualified Stock and any defeasance costs and any fees and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Stock or the extension, replacement, refunding, refinancing, renewal or defeasance of such refinanced Indebtedness, Preferred Stock or Disqualified Stock (and with respect to Indebtedness under Designated Commitments, including an amount equal to any unutilized Designated Commitments being refinanced, extended, replaced, refunded, renewed or defeased to the extent permanently terminated at the time of incurrence of such Refinancing Indebtedness). Subject to Sections 1.07(11) and (12), for purposes of determining compliance with any Dollar denominated restriction on the incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock, the Dollar equivalent principal amount of Indebtedness or liquidation preference of Disqualified Stock or amount of Preferred Stock denominated in a foreign currency will be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness, Disqualified Stock or Preferred Stock was incurred or issued (or, in the case of revolving credit debt, the date such Indebtedness was first committed or first incurred (whichever yields the lower Dollar equivalent)); provided that if such Indebtedness, Disqualified Stock or Preferred Stock is issued to Refinance other Indebtedness, Disqualified Stock or Preferred Stock denominated in a foreign currency, and such refinancing would cause the applicable Dollar denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar denominated restriction will be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness, Disqualified Stock or Preferred Stock does not exceed (i) the principal amount of such Indebtedness, the liquidation preference of such Disqualified Stock or the amount of such Preferred Stock (as applicable) being refinanced, extended, replaced, refunded, renewed or defeased plus (ii) any accrued and unpaid interest on the Indebtedness, any accrued and unpaid dividends on the Preferred Stock, and any accrued and unpaid dividends on the Disqualified Stock being so refinanced, extended, replaced, refunded, renewed or defeased, plus (iii) the amount of any tender premium or penalty or premium (including any make-whole premium) required to be paid under the terms of the instrument or documents governing such refinanced Indebtedness, Preferred Stock or Disqualified Stock and any defeasance costs and any fees and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Stock or the extension, replacement, refunding, refinancing, renewal or defeasance of such refinanced Indebtedness, Preferred Stock or Disqualified Stock (and with respect to Indebtedness under Designated Commitments, including an amount equal to any unutilized Designated Commitments being refinanced, extended, replaced, refunded, renewed or defeased to the extent permanently terminated at the time of incurrence of such Refinancing Indebtedness). The principal amount of any Indebtedness incurred or Disqualified Stock or Preferred Stock issued to refinance other Indebtedness, Disqualified Stock or Preferred Stock, if incurred or issued in a different currency from the Indebtedness, Disqualified Stock or Preferred Stock, as applicable, being refinanced, will be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness or Disqualified Stock or Preferred Stock is denominated that is in effect on the date of such refinancing. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date will be the principal amount thereof that would be shown on a balance sheet of the Borrower or Holdings, as applicable, dated such date prepared in accordance with GAAP. SECTION 7.03 Fundamental Changes. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, consolidate, amalgamate or merge with or into or wind up into another 182 US-DOCS\126387463.20

Person, or liquidate or dissolve or dispose of (whether in one transaction or in a series of transactions) all or substantially all its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (1) Holdings or any Restricted Subsidiary may merge, amalgamate or consolidate with the Borrower (including a merger, amalgamation or consolidation, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (a) the Borrower shall be the continuing or surviving Person, (b) such merger, amalgamation or consolidation does not result in the Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia; (c) in the case of a merger or consolidation of Holdings with and into the Borrower, (i) Holdings shall not be an obligor in respect of any Indebtedness that is not permitted to be Indebtedness of the Borrower under this Agreement, (ii) Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Borrower, (iii) no Event of Default exists at such time or after giving effect to such transaction and (iv) after giving effect to such transaction, a direct parent of the Borrower will (A) expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and the Borrower and (B) pledge 100% of the Equity Interests of the Borrower held by such direct parent to the Administrative Agent as Collateral to secure the Obligations in form reasonably satisfactory to the Administrative Agent and the Borrower; (2) (a) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary that is not a Loan Party, (b) any Restricted Subsidiary may merge or consolidate with or into any other Restricted Subsidiary that is a Loan Party; provided that a Loan Party shall be the continuing or surviving Person; (c) any merger the sole purpose of which is to reincorporate or reorganize a Loan Party or Restricted Subsidiary in another jurisdiction in the United States will be permitted; and (d) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and the Restricted Subsidiaries and is not materially disadvantageous to the Lenders; provided that in the case of clause (d), the Person who receives the assets of such dissolving or liquidated Restricted Subsidiary that is a Guarantor shall be a Loan Party or such disposition shall otherwise be permitted under Section 7.05 or the definition of “Permitted Investments”; 183 US-DOCS\126387463.20

(3) any Restricted Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Restricted Subsidiary; (4) [reserved]; (5) [reserved]; (6) any Restricted Subsidiary may merge or consolidate with (or dispose of all or substantially all of its assets to) any other Person in order to effect a Permitted Investment or other Investment permitted pursuant to Section 7.05; (7) a merger, dissolution, liquidation, consolidation or other disposition, the purpose of which is to effect a disposition permitted pursuant to Section 7.04 or a disposition that does not constitute any Asset Sale (other than a transaction described in clause (b) of the definition of “Asset Sale”); and (8) the Borrower, Holdings and any Restricted Subsidiary may (a) convert into a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the jurisdiction of organization of the Borrower or the laws of a jurisdiction in the United States or the District of Columbia and (b) change its name. SECTION 7.04 Asset Sales. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, consummate any Asset Sale unless: (1) the Borrower or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise in connection with such Asset Sale) at least equal to the fair market value (measured at the time of contractually agreeing to such Asset Sale) of the assets sold or otherwise disposed of and (2) except in the case of a Permitted Asset Swap, with respect to any Asset Sale pursuant to this Section 7.04 for a purchase price in excess of the greater of (I) $6.5 million and (II) 5.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), at least 75.0% of the consideration for such Asset Sale is in the form of cash or Cash Equivalents; provided that each of the following will be deemed to be cash or Cash Equivalents for purposes of this clause (2): (a) any liabilities (as shown on the Borrower’s or any Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s or a Restricted Subsidiary’s balance sheet or in the footnotes thereto if such incurrence or accrual had taken place on or prior to the date of such balance sheet, as determined in good faith by the Borrower) of the Borrower or any Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Obligations, that are (i) assumed by the transferee of any such assets (or a third party in connection with such transfer) or (ii) otherwise cancelled or terminated in connection with the transaction with such transferee (other than intercompany debt owed to the Borrower or a Restricted Subsidiary); (b) any securities, notes or other obligations or assets received by the Borrower or any Restricted Subsidiary from such transferee or in connection with such Asset Sale (including earnouts and similar obligations) that are converted by the Borrower or a Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of such Asset Sale; 184 US-DOCS\126387463.20

(c) any Designated Non-Cash Consideration received by the Borrower or any Restricted Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (c) after the Amendment No. 2 Effective Date that is at that time outstanding, not to exceed the greater of (i) $13.0 million and (ii) 10.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), with the fair market value of each item of Designated Non-Cash Consideration being measured, at the Borrower’s option, either at the time of contractually agreeing to such Asset Sale or at the time received and, in either case, without giving effect to any subsequent change(s) in value; (d) Indebtedness of any Restricted Subsidiary that ceases to be a Restricted Subsidiary as a result of such Asset Sale (other than intercompany debt owed to the Borrower or a Restricted Subsidiary), to the extent that the Borrower and each other Restricted Subsidiary are released from any guarantee of payment of the principal amount of such Indebtedness in connection with such Asset Sale; or (e) any Investment, Capital Stock, assets, property or capital or other expenditure of the kind referred to in Section 2.05(2)(b)(ii). To the extent any Collateral is disposed of as expressly permitted by this Section 7.04 to any Person, such Collateral shall automatically be disposed of free and clear of the Liens created by the Loan Documents; provided that, in the case of a Disposition by a Loan Party to another Loan Party, the relevant assets Disposed shall become or remain part of the Collateral and subject to a Lien granted by the transferee Loan Party (other than to the extent such assets constitute Excluded Assets), and, if requested by the Administrative Agent, upon the certification by the Borrower that such disposition is permitted by this Agreement, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. SECTION 7.05 Restricted Payments. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly: (A) declare or pay any dividend or make any payment or distribution on account of the Borrower’s or any Restricted Subsidiary’s Equity Interests (in each case, solely in such Person’s capacity as holder of such Equity Interests), including any dividend or distribution payable in connection with any merger, amalgamation or consolidation, other than: (i) dividends, payments or distributions payable solely in Equity Interests (other than Disqualified Stock) of the Borrower or a Parent Company or in options, warrants or other rights to purchase such Equity Interests; or (ii) dividends, payments or distributions by a Restricted Subsidiary so long as, in the case of any dividend, payment or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a wholly owned Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend, payment or distribution in accordance with its Equity Interests in such class or series of securities or such other amount to which it is entitled pursuant to the terms of such Equity Interest; (B) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any Parent Company, including in connection with any 185 US-DOCS\126387463.20 merger, amalgamation or consolidation, in each case held by Persons other than the Borrower or a Restricted Subsidiary; (C) make any voluntary principal payment on, or voluntarily redeem, repurchase, defease or otherwise acquire or retire in cash, in each case, prior to any scheduled repayment, sinking fund payment or final maturity, any Junior Indebtedness with an aggregate outstanding principal amount in excess of the greater of (i) $16.5 million and (ii) 12.5% of the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), other than: (i) Indebtedness permitted under clauses (7), (8) and (9) of Section 7.02(b); or (ii) the payment, redemption, repurchase, defeasance, acquisition or retirement for value of Junior Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement; or (D) make any Restricted Investment; (all such payments and other actions set forth in clauses (A) through (D) above being collectively referred to as “Restricted Payments”), unless, at the time of and immediately after giving effect to such Restricted Payment: (1) in the case of a Restricted Payment described in clauses (A), (B) and (C) above utilizing clause 3(a) or (g) below, no Event of Default will have occurred and be continuing or would occur as a consequence thereof; (2) [reserved]; (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments (including the fair market value of any non-cash amount) made by the Borrower and its Restricted Subsidiaries after the Amendment No. 2 Effective Date (excluding Restricted Payments permitted by Section 7.05(b) other than clause (1) thereof), is less than the sum of (without duplication): (a) 50.0% of the Consolidated Net Income of the Borrower and the Restricted Subsidiaries for the period (taken as one accounting period) commencing on July 1, 2021 to the end of the most recently ended fiscal quarter for which financial statements of the Borrower have been delivered pursuant to Section 6.01(1) or (2), as applicable preceding such Restricted Payment or, in the case such Consolidated Net Income for such period is a deficit, minus 100.0% of such deficit (provided that this clause (a) shall in no event be less than $0)); plus (b) 100.0% of the aggregate net cash proceeds and the fair market value of marketable securities or other property received by the Borrower and its Restricted Subsidiaries since the Amendment No. 2 Effective Date from the issue or sale of: 186 US-DOCS\126387463.20

(A) Equity Interests of the Borrower, including Treasury Capital Stock (as defined below), but excluding cash proceeds and the fair market value of marketable securities or other property received from the sale of: (I) Equity Interests to any future, present or former employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates, Immediate Family Members or any permitted transferees thereof) of the Borrower, its Subsidiaries or any Parent Company after the Amendment No. 2 Effective Date to the extent such amounts have been applied to Restricted Payments made in accordance with Section 7.05(b)(4); and (II) Designated Preferred Stock; and (B) Equity Interests of Parent Companies, to the extent the proceeds of any such issuance or consideration for any such sale are contributed to the Borrower (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such companies or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with Section 7.05(b)(4)); provided that this clause (b) will not include the proceeds from (v) any exercise of the cure right set forth in Section 8.04, (w) Refunding Capital Stock (as defined below) applied in accordance with Section 7.05(b)(2) below, (x) Equity Interests or convertible debt securities of the Borrower sold to a Restricted Subsidiary, (y) Disqualified Stock or debt securities that have been converted into Disqualified Stock or (z) Excluded Contributions; plus (c) 100.0% of the aggregate amount of cash, Cash Equivalents and the fair market value of marketable securities or other property contributed to the capital of the Borrower following the Amendment No. 2 Effective Date (including the fair market value of any Indebtedness contributed to the Borrower or its Restricted Subsidiaries for cancellation) or that becomes part of the capital of the Borrower through consolidation, amalgamation or merger following the Amendment No. 2 Effective Date, in each case, not involving cash consideration payable by the Borrower on account thereof (other than (w) net cash proceeds of any exercise of the cure right set forth in Section 8.04, (x) cash, Cash Equivalents and marketable securities or other property that are contributed by a Restricted Subsidiary or (y) Excluded Contributions); plus (d) 100.0% of the aggregate amount received in cash and the fair market value of marketable securities or other property received by the Borrower or a Restricted Subsidiary by means of: (i) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of, or other returns on investments from, Restricted Investments made by the Borrower or its Restricted Subsidiaries (including cash distributions and cash interest received in respect of Restricted Investments) and repurchases and redemptions of such Restricted Investments from the Borrower or its Restricted Subsidiaries (other than by the Borrower or a Restricted Subsidiary) and repayments of loans or advances, and releases of guarantees, which constitute Restricted Investments made by the Borrower or its Restricted Subsidiaries, in each case after the Amendment No. 2 Effective Date (excluding any Excluded Contributions made pursuant to clause (2) of the definition thereof); 187 US-DOCS\126387463.20

(ii) the sale (other than to the Borrower or a Restricted Subsidiary) of Equity Interests of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary (other than, in each case, to the extent the Investment in such Unrestricted Subsidiary constituted a Permitted Investment, but including such cash or fair market value to the extent exceeding the amount of such Permitted Investment) or a dividend from an Unrestricted Subsidiary after the Amendment No. 2 Effective Date (excluding any Excluded Contributions made pursuant to clause (2) of the definition thereof); or (iii) any returns, profits, distributions and similar amounts received on account of any Permitted Investment (to the extent in excess of the original amount of the Investment), in the case of this subclause (d)(iii), made in reliance on this clause (3); plus (e) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or the merger, amalgamation or consolidation of an Unrestricted Subsidiary into the Borrower or a Restricted Subsidiary or the transfer of all or substantially all of the assets of an Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary after the Amendment No. 2 Effective Date, the fair market value of the Investment in such Unrestricted Subsidiary (or the assets transferred) at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary or at the time of such merger, amalgamation, consolidation or transfer of assets, other than to the extent the Investment in such Unrestricted Subsidiary constituted a Permitted Investment, but, to the extent exceeding the amount of such Permitted Investment, including such excess amounts of cash or fair market value; plus (f) 100% of the aggregate amount of any Excluded Proceeds (except to the extent utilized to repurchase, redeem, defease, acquire, or retire for value any Junior Indebtedness pursuant to clause (b)(13) below); plus (g) the greater of (i) $26.0 million and (ii) 20.0% of the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), plus (h) 100% of the aggregate principal amount or liquidation preference, as applicable, of Indebtedness or Disqualified Stock of the Borrower or any Restricted Subsidiary, that has been converted into or exchanged for Equity Interests of the Borrower or any Parent Company; provided that this clause (h) will not include any conversions or exchanges for (v) Equity Interests issued as part of the cure right set forth in Section 8.04, (w) Refunding Capital Stock (as defined below) applied in accordance with Section 7.05(b)(2) below, (x) Equity Interests or convertible debt securities of the Borrower sold to a Restricted Subsidiary, (y) Disqualified Stock or debt securities that have been converted into Disqualified Stock or (z) Excluded Contributions. (b) The provisions of Section 7.05(a) will not prohibit: (1) the payment of any dividend or other distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or other distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or other distribution or redemption payment would have complied with the provisions of this Section 7.05; 188 US-DOCS\126387463.20

(2) (a) the redemption, repurchase, defeasance, discharge, retirement or other acquisition of (i) any Equity Interests of the Borrower, any Restricted Subsidiary or any Parent Company, including any accrued and unpaid dividends thereon (“Treasury Capital Stock”) or (ii) Junior Indebtedness, in each case, made (x) in exchange for, or out of the proceeds of, a sale or issuance (other than to a Restricted Subsidiary) of Equity Interests of the Borrower or any Parent Company (in the case of proceeds, to the extent any such proceeds therefrom are contributed to the Borrower) (in each case, other than Disqualified Stock) (“Refunding Capital Stock”) and (y) within 120 days of such sale or issuance, (b) the declaration and payment of dividends on Treasury Capital Stock out of the proceeds of a sale or issuance (other than to a Restricted Subsidiary of the Borrower or to an employee stock ownership plan or any trust established by the Borrower or any Restricted Subsidiary) of Refunding Capital Stock made within 120 days of such sale or issuance, and (c) if, immediately prior to the retirement of Treasury Capital Stock, the declaration and payment of dividends thereon by the Borrower was permitted under clause (6)(a) or (b) of this Section 7.05(b), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any Parent Company) in an aggregate amount per annum no greater than the aggregate amount of dividends per annum that were declarable and payable on such Treasury Capital Stock immediately prior to such retirement; (3) the principal payment on, defeasance, redemption, repurchase, exchange or other acquisition or retirement of: (a) Junior Indebtedness of the Borrower or a Guarantor made by exchange for, or out of the proceeds of the sale, issuance or incurrence of, new Junior Indebtedness of the Borrower or a Guarantor or Disqualified Stock of the Borrower or a Guarantor within 120 days of such sale, issuance or incurrence, (b) Disqualified Stock of the Borrower or a Guarantor made by exchange for, or out of the proceeds of the sale, issuance or incurrence of Disqualified Stock or Junior Indebtedness of the Borrower or a Guarantor, made within 120 days of such sale, issuance or incurrence, (c) Disqualified Stock of a Restricted Subsidiary that is not a Guarantor made by exchange for, or out of the proceeds of the sale or issuance of, Disqualified Stock of a Restricted Subsidiary that is not a Guarantor, made within 120 days of such sale or issuance, that, in each case, is Refinancing Indebtedness incurred or issued, as applicable, in compliance with Section 7.02, and (d) Junior Indebtedness of the Borrower or a Guarantor made by exchange for, or out of the proceeds of the issuance or incurrence of, any other Indebtedness or Disqualified Stock permitted pursuant to Section 7.02 within 120 days of such sale, issuance or incurrence, and (e) any Junior Indebtedness or Disqualified Stock that constitutes Acquired Indebtedness; (4) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) (including related stock appreciation rights or similar securities) of the Borrower or any Parent Company held by any future, 189 US-DOCS\126387463.20 present or former employee, director, officer, member of management, consultant or independent contractor (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries or any Parent Company pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, or any equity subscription or equity holder agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Borrower or any Parent Company in connection with any such repurchase, retirement or other acquisition), including any Equity Interests rolled over by management of the Borrower, any of its Subsidiaries or any Parent Company in connection with the Transactions; provided that the aggregate amount of Restricted Payments made under this clause (4) does not exceed $6.0 million in any calendar year with unused amounts in any calendar year being carried over to succeeding calendar years; provided, further, that each of the amounts in any calendar year under this clause (4) may be increased by an amount not to exceed: (a) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Borrower and, to the extent contributed to the Borrower, the cash proceeds from the sale of Equity Interests of any Parent Company, in each case to any future, present or former employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries or any Parent Company that occurs after the Amendment No. 2 Effective Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of clause (3) of Section 7.05(a); plus (b) the amount of any cash bonuses otherwise payable to members of management, employees, directors, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries or any Parent Company that are foregone in exchange for the receipt of Equity Interests of the Borrower or any Parent Company pursuant to any compensation arrangement, including any deferred compensation plan; plus (c) the cash proceeds of life insurance policies received by the Borrower or its Restricted Subsidiaries (or by any Parent Company to the extent contributed to the Borrower) after the Amendment No. 2 Effective Date; minus (d) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (a), (b) and (c) of this clause (4); provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (a), (b) and (c) above in any calendar year; provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, present or former employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any Parent Company or any Restricted Subsidiary in connection with a repurchase of Equity Interests of the Borrower or any Parent Company will not be deemed to constitute a Restricted Payment for purposes of this Section 7.05 or any other provision of this Agreement; (5) [reserved]; 190 US-DOCS\126387463.20

(6) [reserved]; (7) (a) payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable by any future, present or former employee, director, officer, member of management, consultant or independent contractor (or their respective Controlled Investment Affiliates or Immediate Family Members or permitted transferees) of the Borrower, any Restricted Subsidiary or any Parent Company, (b) any repurchases or withholdings of Equity Interests in connection with the exercise of stock options, warrants or similar rights if such Equity Interests represent a portion of the exercise price of, or withholding obligations with respect to, such options, warrants or similar rights or required withholding or similar taxes and (c) loans or advances to officers, directors, employees, managers, consultants and independent contractors of the Borrower, any Restricted Subsidiary or any Parent Company in connection with such Person’s purchase of Equity Interests of the Borrower or any Parent Company; provided that no cash is actually advanced pursuant to this clause (c) other than to pay Taxes due in connection with such purchase, unless immediately repaid; (8) Restricted Payments in an aggregate amount per annum not to exceed 6.0% of Market Capitalization; (9) Restricted Payments in an amount that does not exceed the aggregate amount of Excluded Contributions; (10) Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (10) after the Amendment No. 2 Effective Date not to exceed (as of the date any such Restricted Payment is made) the greater of (a) $26.0 million and (b) 20.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis); provided that if this clause (10) is utilized to make a Restricted Investment, the amount deemed to be utilized under this clause (10) will be the amount of such Restricted Investment at any time outstanding (with the fair market value of such Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of “Investment”); (11) [reserved]; (12) [reserved]; (13) the repurchase, redemption, defeasance, acquisition or retirement for value of any Junior Indebtedness from Excluded Proceeds (except to the extent utilized to make Restricted Payments pursuant to clause (f) of Section 7.05(a)); (14) the declaration and payment of dividends or distributions by the Borrower or any Restricted Subsidiary to, or the making of loans or advances to, the Borrower or any Parent Company in amounts required for any Parent Company to pay in each case without duplication: (a) franchise, excise and similar Taxes and other fees and expenses, required to maintain their corporate or other legal existence; (b) for any taxable period (or portion thereof) for which the Borrower or any of its Restricted Subsidiaries are members of a consolidated, combined, unitary or similar Tax group for U.S. federal or applicable foreign, state or local tax purposes of which a Parent 191 US-DOCS\126387463.20

Company is the common parent (a “Tax Group”), to pay the portion of any U.S. federal, foreign, state or local Taxes (as applicable) of such Tax Group for such taxable period that are attributable to the taxable income of the Borrower and its Restricted Subsidiaries; provided that for each taxable period, the amount of such payments made in respect of such taxable period in the aggregate will not exceed the amount that the Borrower and the applicable Restricted Subsidiaries would have been required to pay in respect of such taxable income as stand-alone taxpayers or a stand-alone Tax Group; (c) salary, bonus, severance and other benefits payable to, and indemnities provided on behalf of, current or former employees, directors, officers, members of management, consultants and independent contractors of any Parent Company, and any payroll, social security or similar Taxes thereof; (d) general corporate or other operating, administrative, compliance and overhead costs and expenses (including expenses relating to auditing and other accounting matters and, for the avoidance of doubt, Public Company Costs) of any Parent Company; (e) fees and expenses (including ongoing compliance costs and listing expenses) related to any equity or debt offering of a Parent Company (whether or not consummated); (f) amounts that would be permitted to be paid directly by the Borrower or its Restricted Subsidiaries under Section 7.07(b) (other than clause 2(a) thereof); (g) interest or principal on Indebtedness the proceeds of which have been contributed to the Borrower or any Restricted Subsidiary or that has been guaranteed by, or is otherwise considered Indebtedness of, the Borrower or any Restricted Subsidiary incurred in accordance with Section 7.02; and (h) to finance Investments or other acquisitions or investments otherwise permitted to be made pursuant to this Section 7.05 if made by the Borrower; provided that: (i) such Restricted Payment must be made within 120 days of the closing of such Investment, acquisition or investment, (ii) such Parent Company must, promptly following the closing thereof, cause (A) all property acquired (whether assets or Equity Interests) to be contributed to the capital of the Borrower or a Restricted Subsidiary or (B) the merger, amalgamation, consolidation or sale of the Person formed or acquired into the Borrower or a Restricted Subsidiary (to the extent not prohibited by Section 7.03) in order to consummate such Investment, acquisition or investment, (iii) such Parent Company and its Affiliates (other than the Borrower or any Restricted Subsidiary) receive no consideration or other payment in connection with such transaction except to the extent the Borrower or a Restricted Subsidiary could have otherwise given such consideration or made such payment in compliance with this Agreement, and (iv) any property received by the Borrower may not increase amounts available for Restricted Payments pursuant to clause (3) of Section 7.05(a), (v) to the extent constituting an Investment, such Investment will be deemed to be made by the Borrower or such Restricted Subsidiary pursuant to 192 US-DOCS\126387463.20 another provision of this Section 7.05 (other than pursuant to clause (9) of this Section 7.05(b)) or pursuant to the definition of “Permitted Investments” (other than clause (9) thereof); (15) [reserved]; (16) cash payments, or loans, advances, dividends or distributions to any Parent Company to make payments, in lieu of issuing fractional shares in connection with share dividends, share splits, reverse share splits, mergers, consolidations, amalgamations or other business combinations and in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Borrower, any Restricted Subsidiary or any Parent Company; (17) additional Restricted Payments provided that after giving pro forma effect thereto and the application of the net proceeds therefrom, the Total Net Leverage Ratio for the Test Period immediately preceding such Restricted Payment would be no greater than 2.75 to 1.00; (18) payments made for the benefit of the Borrower or any Restricted Subsidiary to the extent such payments could have been made by the Borrower or any Restricted Subsidiary because such payments (a) would not otherwise be Restricted Payments and (b) would be permitted by Section 7.07; (19) payments and distributions to dissenting stockholders of Restricted Subsidiaries pursuant to applicable law, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of all or substantially all of the assets of any Restricted Subsidiary that complies with the terms of this Agreement or any other transaction that complies with the terms of this Agreement; (20) the payment of dividends, other distributions and other amounts by the Borrower to, or the making of loans to, any Parent Company in the amount required for such parent to, if applicable, pay amounts equal to amounts required for any Parent Company, if applicable, to pay interest or principal (including AHYDO Payments) on Indebtedness, the proceeds of which have been permanently contributed to the Borrower or any Restricted Subsidiary and that has been guaranteed by, or is otherwise considered Indebtedness of, the Borrower or any Restricted Subsidiary incurred in accordance with this Agreement; provided that the aggregate amount of such dividends, distributions, loans and other amounts shall not exceed the amount of cash actually contributed to the Borrower for the incurrence of such Indebtedness; (21) the making of cash payments in connection with any conversion of Convertible Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate amount since the date of this Agreement not to exceed the sum of (a) the principal amount of such Convertible Indebtedness plus (b) any payments received by the Borrower or any Restricted Subsidiary pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transaction; (22) any payments in connection with (a) a Permitted Bond Hedge Transaction and (b) the settlement of any related Permitted Warrant Transaction (i) by delivery of shares of the Borrower’s common equity upon settlement thereof or (ii) by (A) set-off against the related Permitted Bond Hedge Transaction or (B) payment of an early termination amount thereof in common equity upon any early termination thereof; and (23) the refinancing of any Junior Indebtedness with the Net Proceeds of, or in exchange for, any Refinancing Indebtedness; 193 US-DOCS\126387463.20

provided that at the time of, and after giving effect to, any Restricted Payment pursuant to clause (17), no Event of Default will have occurred and be continuing or would occur as a consequence thereof. For purposes of clauses (7) and (14) above, Taxes will include all interest and penalties with respect thereto and all additions thereto. The amount of all Restricted Payments (other than cash) will be the fair market value on the date the Restricted Payment is made, or at the Borrower’s election, the date a commitment is made to make such Restricted Payment, of the assets or securities proposed to be transferred or issued by the Borrower or any Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. For the avoidance of doubt, this Section 7.05 will not restrict the making of any AHYDO Payment with respect to, and required by the terms of, any Indebtedness of the Borrower or any Restricted Subsidiary permitted to be incurred under this Agreement. Notwithstanding anything to the contrary in this Agreement, neither the Borrower nor any Restricted Subsidiary shall make any Investment (whether a Permitted Investment or Restricted Investment) in any Unrestricted Subsidiary if, after giving effect thereto, the aggregate outstanding amount of Investments made by the Borrower and/or any Restricted Subsidiary in Unrestricted Subsidiaries (including any such Investment made to permit the designation of the relevant Subsidiary as an Unrestricted Subsidiary) would exceed (as of the date of any such Investment) the greater of (i) $6.5 million and (ii) 5.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries determined at the time of making such Investment for the most recently ended Test Period (calculated on a pro forma basis). SECTION 7.06 Change in Nature of Business. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Amendment No. 2 Effective Date or any business(es) or any other activities that are reasonably similar, ancillary, incidental, complementary or related to, or a reasonable extension, development or expansion of, the business conducted or proposed to be conducted by the Borrower and the Restricted Subsidiaries on the Amendment No. 2 Effective Date. SECTION 7.07 Transactions with Affiliates. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of the greater of (i) $6.0 million and (ii) 5.0% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis), unless such (x) Affiliate Transaction is on terms, taken as a whole in the good faith determination of the Borrower, that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained at such time in a comparable transaction by the Borrower or such Restricted Subsidiary with a Person other than an Affiliate of the Borrower on an arm’s-length basis or, if in the good faith judgment of the Board of Directors no comparable transaction is available with which to compare such Affiliate Transaction, such Affiliate Transaction is otherwise fair to the Borrower or such Restricted Subsidiary from a financial point of view and (y) solely with respect to any Affiliate Transaction or series of related Affiliate Transactions requiring aggregate payments or consideration in excess of $75.0 million, the Borrower delivers to the Administrative Agent, an Officer’s Certificate certifying that such Affiliate Transaction complies, or complied, with clause (x) at the time consummated. 194 US-DOCS\126387463.20

(b) The foregoing restriction will not apply to the following: (1) (a) transactions between or among the Borrower and one or more Restricted Subsidiaries or between or among Restricted Subsidiaries or, in any case, any entity that becomes a Restricted Subsidiary as a result of such transaction and (b) any merger, consolidation or amalgamation of the Borrower and any Parent Company; provided that such merger, consolidation or amalgamation of the Borrower is otherwise in compliance with the terms of this Agreement; (2) (a) Restricted Payments permitted by Section 7.05 (including any transaction specifically excluded from the definition of “Restricted Payments,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusions of such definition, but excluding any Restricted Payment permitted by Section 7.05(b)(14)(f)), (b) any Permitted Investment(s) or any acquisition otherwise permitted hereunder and (c) Indebtedness permitted by Section 7.02; (3) (a) the payment or reimbursement of all indemnification obligations and reasonable out-of-pocket expenses, if any, owed to any Investor and/or its Affiliates and any of their respective directors, officers, members of management, managers, employees and/or consultants, in each case, whether currently due or paid in respect of accruals from prior periods, (b) the payment of indemnification and similar amounts to, and reimbursement of expenses to, the Investors and their officers, directors, employees and Affiliates, in each case, approved by, or pursuant to arrangements approved by, the Board of Directors, (c) payments, loans, advances or guarantees (or cancellation of loans, advances or guarantees) to future, present or former employees, officers, directors, managers, consultants or independent contractors or guarantees in respect thereof for bona fide business purposes or in the ordinary course of business or consistent with industry practice, (d) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower, any Subsidiary or any Parent Company, and (e) any payment of compensation or other employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower, any Subsidiary or any Parent Company; (4) the payment of fees and compensation paid to, and indemnities and reimbursements and employment and severance arrangements provided to, or on behalf of or for the benefit of, present, future or former employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any Parent Company or any Restricted Subsidiary; (5) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or stating that the terms, when taken as a whole, are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction 195 US-DOCS\126387463.20 by the Borrower or such Restricted Subsidiary with a Person that is not an Affiliate of the Borrower on an arm’s-length basis; (6) the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under the terms of, any agreement as in effect as of the Amendment No. 2 Effective Date, or any amendment thereto or replacement thereof (so long as any such amendment or replacement is not materially disadvantageous in the good faith judgment of the Board of Directors to the Lenders, when taken as a whole, as compared to the applicable agreement as in effect on the Amendment No. 2 Effective Date); (7) the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under the terms of, any equity holders agreement or the equivalent (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Amendment No. 2 Effective Date and any amendment thereto and, similar agreements or arrangements that it may enter into thereafter; provided that the existence of, or the performance by the Borrower or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or arrangement or under any similar agreement or arrangement entered into after the Amendment No. 2 Effective Date will only be permitted by this clause (7) to the extent that the terms of any such amendment or new agreement or arrangement are not otherwise materially disadvantageous in the good faith judgment of the Board of Directors to the Lenders, when taken as a whole, as compared to the original agreement or arrangement in effect on the Amendment No. 2 Effective Date; (8) [reserved]; (9) transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services, or transactions otherwise relating to the purchase or sale of goods or services, in each case in the ordinary course of business or consistent with industry practice and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (10) the issuance, sale or transfer of Equity Interests (other than Disqualified Stock) of the Borrower or any Parent Company to any Person and the granting and performing of customary rights (including registration rights) in connection therewith, and any contribution to the capital of the Borrower; (11) sales of accounts receivable, or participations therein; (12) payments by the Borrower or any Restricted Subsidiary made for any financial advisory, consulting, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by, or made pursuant to arrangements approved by, a majority of the Board of Directors in good faith; (13) payments with respect to Indebtedness, Disqualified Stock and other Equity Interests (and cancellation of any thereof) of the Borrower, any Parent Company and any Restricted Subsidiary and Preferred Stock (and cancellation of any thereof) of any Restricted Subsidiary to any future, current or former employee, director, officer, member of management, consultant or independent contractor (or their respective Controlled Investment Affiliates or Immediate Family Members or permitted transferees) of the Borrower, any of its Subsidiaries or any Parent Company pursuant to any management equity plan or stock option plan or any other management or employee 196 US-DOCS\126387463.20 benefit plan or agreement or any equity subscription or equity holder agreement that are, in each case, approved by the Borrower in good faith; and any employment agreements, severance arrangements, stock option plans and other compensatory arrangements (and any successor plans thereto) and any supplemental executive retirement benefit plans or arrangements with any such employees, directors, officers, members of management, consultants or independent contractors (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) that are, in each case, approved by the Borrower in good faith; (14) (a) investments by Affiliates in securities or Indebtedness of the Borrower or any Restricted Subsidiary (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in connection therewith) so long as the investment is being offered by the Borrower or such Restricted Subsidiary generally to other investors on the same or more favorable terms and (b) payments to Affiliates in respect of securities or Indebtedness of the Borrower or any Restricted Subsidiary contemplated in the foregoing subclause (a) or that were acquired from Persons other than the Borrower and the Restricted Subsidiaries, in each case, in accordance with the terms of such securities or Indebtedness; (15) payments to or from, and transactions with, any joint venture or Unrestricted Subsidiary in the ordinary course of business or consistent with past practice, industry practice or industry norms (including, any cash management activities related thereto); (16) payments by the Borrower (and any Parent Company) and its Subsidiaries pursuant to tax sharing agreements among the Borrower (and any Parent Company) and its Subsidiaries; provided that in each case the amount of such payments by the Borrower and its Subsidiaries are permitted under Section 7.05(b)(14); (17) any lease entered into between the Borrower or any Restricted Subsidiary, as lessee and any Affiliate of the Borrower, as lessor, and any transaction(s) pursuant to that lease, which lease is approved by the Board of Directors or senior management of the Borrower in good faith; (18) intellectual property licenses in the ordinary course of business or consistent with industry practice; (19) the payment of reasonable out-of-pocket costs and expenses relating to registration rights and indemnities provided to equity holders of the Borrower or any Parent Company pursuant to any equity holders agreement or registration rights agreement entered into on or after the Closing Date; (20) transactions permitted by, and complying with, Section 7.03 solely for the purpose of (a) reorganizing to facilitate any initial public offering of securities of the Borrower or any Parent Company, (b) forming a holding company or (c) reincorporating the Borrower in a new jurisdiction; (21) transactions undertaken in good faith (as determined by the Board of Directors or certified by senior management of the Borrower in an Officer’s Certificate) for the purposes of improving the consolidated tax efficiency of the Borrower and its Restricted Subsidiaries and not for the purpose of circumventing Articles VI and VII of this Agreement; so long as such transactions, when taken as a whole, do not result in a material adverse effect on the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, when taken as a whole, in each case, as determined in good faith by the Board of Directors or certified by senior management of the Borrower in an Officer’s Certificate; (22) (a) transactions with a Person that is an Affiliate of the Borrower (other than an Unrestricted Subsidiary) solely because the Borrower or any Restricted Subsidiary owns Equity 197 US-DOCS\126387463.20

Interests in such Person and (b) transactions with any Person that is an Affiliate solely because a director or officer of such Person is a director or officer of the Borrower, any Restricted Subsidiary or any Parent Company; (23) (a) pledges and other transfers of Equity Interests in Unrestricted Subsidiaries and (b) any transactions with an Affiliate in which the consideration paid consists solely of Equity Interests of the Borrower or a Parent Company; (24) the sale, issuance or transfer of Equity Interests (other than Disqualified Stock) of the Borrower; (25) investments by any Investor or Parent Company in securities or Indebtedness of the Borrower or any Guarantor; (26) payments in respect of (a) the Obligations (or any Credit Agreement Refinancing Indebtedness) or (b) other Indebtedness, Disqualified Stock or Preferred Stock of the Borrower and its Subsidiaries held by Affiliates; provided that such Obligations were acquired by an Affiliate of the Borrower in compliance herewith; and (27) transactions undertaken in the ordinary course of business pursuant to membership in a purchasing consortium. SECTION 7.08 Burdensome Agreements. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary that is not a Guarantor (or, solely in the case of clause (4), that is a Subsidiary Guarantor) to, directly or indirectly, create or otherwise cause to exist or become effective any effective consensual encumbrance or consensual restriction (other than this Agreement or any other Loan Document) on the ability of any Restricted Subsidiary that is not a Guarantor (or, solely in the case of clause (4), that is a Subsidiary Guarantor) to: (1) (a) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary that is a Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Borrower or to any Restricted Subsidiary that is a Guarantor; (2) make loans or advances to the Borrower or to any Restricted Subsidiary that is a Guarantor; (3) sell, lease or transfer any of its properties or assets to the Borrower or to any Restricted Subsidiary that is a Guarantor; or (4) with respect to (a) any Subsidiary Guarantor (and, solely to the extent this clause (4)(a) relates to Hedging Obligations of Restricted Subsidiaries, the Borrower), Guaranty the Obligations or (b) with respect to the Borrower or any Subsidiary Guarantor, create, incur or cause to exist or become effective Liens on property of such Person for the benefit of the Lenders with respect to the Obligations under the Loan Documents to the extent such Lien is required to be given to the Secured Parties pursuant to the Loan Documents; 198 US-DOCS\126387463.20 provided that any dividend or liquidation priority between or among classes or series of Capital Stock, and the subordination of any obligation (including the application of any remedy bars thereto) to any other obligation will not be deemed to constitute such an encumbrance or restriction. (b) Section 7.08(a) will not apply to any encumbrances or restrictions existing under or by reason of: (1) encumbrances or restrictions in effect on the Amendment No. 2 Effective Date, including pursuant to the Loan Documents and any Hedge Agreements, Hedging Obligations and the related documentation; (2) [reserved]; (3) Purchase Money Obligations and Capitalized Lease Obligations that impose restrictions of the nature discussed in clauses (3) and 4(b) above on the property so acquired; (4) applicable Law or any applicable rule, regulation or order; (5) any agreement or other instrument of a Person, or relating to Indebtedness or Equity Interests of a Person, acquired by or merged, amalgamated or consolidated with and into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated as a Restricted Subsidiary, or any other transaction entered into in connection with any such acquisition, merger, consolidation or amalgamation in existence at the time of such acquisition or at the time it merges, amalgamates or consolidates with or into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated as a Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person (but, in any such case, not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired or designated and its Subsidiaries, or the property or assets of the Person so acquired or designated and its Subsidiaries or the property or assets so acquired or designated; (6) contracts or agreements for the sale or disposition of assets, including any restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of any of the Capital Stock or assets of such Subsidiary; (7) [reserved]; (8) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business or consistent with industry practice or arising in connection with any Liens permitted by Section 7.01 or any applicable Intercreditor Agreement; (9) provisions in agreements governing Indebtedness, Disqualified Stock or Preferred Stock of Restricted Subsidiaries that are not Guarantors permitted to be incurred subsequent to the Closing Date pursuant to Section 7.02; (10) provisions in joint venture agreements and other similar agreements (including equity holder agreements) relating to such joint venture or its members or entered into in the ordinary course of business; (11) customary provisions contained in leases, sub-leases, licenses, sub-licenses, Equity Interests or similar agreements, including with respect to intellectual property and other agreements; 199 US-DOCS\126387463.20

(12) [reserved]; (13) restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrower or any Restricted Subsidiary is a party entered into in the ordinary course of business or consistent with industry practice; provided that such agreement prohibits the encumbrance of solely the property or assets of the Borrower or such Restricted Subsidiary that are subject to such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower or such Restricted Subsidiary or the assets or property of another Restricted Subsidiary; (14) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary; (15) customary provisions restricting assignment of any agreement; (16) restrictions arising in connection with cash or other deposits permitted under Section 7.01; (17) any other agreement or instrument governing any Indebtedness, Disqualified Stock, or Preferred Stock permitted to be incurred or issued pursuant to Section 7.02 entered into after the Closing Date that contains encumbrances and restrictions that either (i) are no more restrictive in any material respect, taken as a whole, with respect to the Borrower or any Restricted Subsidiary than (A) the restrictions contained in the Loan Documents as of the Closing Date or (B) those encumbrances and other restrictions that are in effect on the Closing Date with respect to the Borrower or that Restricted Subsidiary pursuant to agreements in effect on the Closing Date, (ii) are not materially more disadvantageous, taken as a whole, to the Lenders than is customary in comparable financings for similarly situated issuers or (iii) will not materially impair the Borrower’s ability to make payments on the Obligations when due, in each case in the good faith judgment of the Borrower; (18) (i) under terms of Indebtedness and Liens in respect of Indebtedness permitted to be incurred pursuant to Section 7.02(b)(4) and any permitted refinancing in respect of the foregoing and (ii) agreements entered into in connection with any Sale-Leaseback Transaction entered into in the ordinary course of business or consistent with industry practice; (19) customary restrictions and conditions contained in documents relating to any Lien so long as (i) such Lien is a Permitted Lien and such restrictions or conditions relate only to the specific asset subject to such Lien and (ii) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 7.08; (20) any encumbrance or restriction with respect to a Restricted Subsidiary that was previously an Unrestricted Subsidiary which encumbrance or restriction exists pursuant to or by reason of an agreement that such Subsidiary is a party to or entered into before the date on which such Subsidiary became a Restricted Subsidiary; provided that such agreement was not entered into in anticipation of an Unrestricted Subsidiary becoming a Restricted Subsidiary and any such encumbrance or restriction does not extend to any assets or property of the Borrower or any other Restricted Subsidiary other than the assets and property of such Restricted Subsidiary; (21) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (20) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower, no more restrictive in any material respect with respect to such encumbrance and other restrictions, taken as a whole, than 200 US-DOCS\126387463.20 those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; (22) any encumbrance or restriction existing under, by reason of or with respect to Refinancing Indebtedness; provided that the encumbrances and restrictions contained in the agreements governing that Refinancing Indebtedness are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced; and (23) applicable law or any applicable rule, regulation or order in any jurisdiction where Indebtedness, Disqualified Stock or Preferred Stock of Foreign Subsidiaries permitted to be incurred or issued pursuant to Section 7.02 is incurred. SECTION 7.09 Accounting Changes. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, make any change in its fiscal year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year, and the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. SECTION 7.10 Modification of Terms of Subordinated Indebtedness. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, amend, modify or change in any manner materially adverse to the interests of the Lenders, as determined in good faith by the Borrower, any term or condition of any Junior Indebtedness having an individual aggregate outstanding principal amount in excess of the greater of (i) $16.5 million and (ii) 12.5% of the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period (calculated on a pro forma basis) (other than as a result of any Refinancing Indebtedness in respect thereof) with respect to the payment or Lien subordination thereof, without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed); provided, however, that no amendment, modification or change of any term or condition of any Junior Indebtedness permitted by any subordination provisions set forth in the applicable Junior Indebtedness or any other stand-alone subordination or intercreditor agreement in respect thereof shall be deemed to be materially adverse to the interests of the Lenders. SECTION 7.11 Holdings. Holdings shall not engage in any material operating or business activities; provided that the following and any activities incidental thereto shall be permitted in any event: (a) its ownership of the Equity Interests of the Borrower and its other Subsidiaries, including receipt and payment of Restricted Payments and other amounts in respect of Equity Interests, (b) the maintenance of its legal existence (including the ability to incur and pay, as applicable, fees, costs and expenses and Taxes relating to such maintenance), (c) the performance of its obligations with respect to the Loan Documents, any other documents governing Indebtedness permitted hereby and, to the extent applicable, the Transactions and the Transaction Agreement, (d) any public offering of its common equity or any other issuance, registration or sale of its Equity Interests, (e) financing activities, including the issuance of securities, incurrence of debt, receipt and payment of dividends and distributions, making contributions to the capital of its Subsidiaries and guaranteeing the obligations of the Borrower and its other Subsidiaries, 201 US-DOCS\126387463.20

(f) if applicable, participating in Tax, accounting and other administrative matters as a member of the consolidated group and the provision of administrative and advisory services (including treasury and insurance services) to its Subsidiaries of a type customarily provided by a holding company to its Subsidiaries, (g) holding any cash or property (but not operate any property), (h) providing indemnification to officers and directors, (i) merging, amalgamating or consolidating with or into any Person (in compliance with Section 7.03), (j) repurchases of Indebtedness through open market purchases and Dutch auctions, (k) activities incidental to Permitted Acquisitions or similar Investments consummated by the Borrower and the Restricted Subsidiaries, including the formation of acquisition vehicle entities and intercompany loans and/or Investments incidental to such Permitted Acquisitions or similar Investments, (l) any transaction with the Borrower and/or any Restricted Subsidiary to the extent expressly permitted under this Article VII, and (m) any activities incidental or reasonably related to the foregoing. SECTION 7.12 Financial Covenants. The Borrower covenants and agrees that it: (1) shall not permit the First Lien Net Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending December 31, 2021) to be greater than 4.50 to 1.00 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(1) and Section 6.01(2) for such Test Period), and (2) shall not permit the Fixed Charge Coverage Ratio as of the last day of any Test Period (commencing with the Test Period ending on December 31, 2021) to be less than 1.20 to 1.00 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(1) and Section 6.01(2) for such Test Period) (clauses (1) and (2) collectively, the “Financial Covenants”). SECTION 7.13 Customer Lists, VGT Operating Contracts, Intellectual Property. No Loan Party shall be permitted to dispose of, make an investment of, or otherwise transfer (a) any customer list or (b) any United States Patents, Trademarks or Copyrights or any Terminal Operating Agreement (existing or renewed, including new contracts in existing locations) to (i) any Restricted Subsidiary of the Borrower that is not a Loan Party, (ii) any Unrestricted Subsidiary or (iii) any other Person (including any joint venture) in which the Borrower directly or indirectly owns any Capital Stock, in each case, notwithstanding anything to the contrary herein (for the avoidance of doubt, a transfer of any such property or assets shall include (x) any disposition of Equity Interests of a Loan Party that owns any such property or assets or any designation of a Loan Party that owns any such property or assets as an Excluded Subsidiary and (y) the entering into or renewal by any Restricted Subsidiary of the Borrower that is not a Loan Party, any Unrestricted Subsidiary or any other Person (including any joint venture) in which the Borrower directly or indirectly owns any Capital Stock of any Terminal Operating Agreement at a location previously subject to a Terminal Operating Agreement of a Loan Party). 202 US-DOCS\126387463.20

Article VIII Events of Default and Remedies SECTION 8.01 Events of Default. Each of the events referred to in clauses (1) through (12) of this Section 8.01 shall constitute an “Event of Default”: (1) Non-Payment. On or after the Amendment No. 2 Effective Date, the Borrower fails to pay (a) when and as required to be paid herein, any amount of principal of any Loan or (b) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (2) Specific Covenants. On or after the Amendment No. 2 Effective Date, the Borrower or any Subsidiary Guarantor or, in the case of Section 7.11, Holdings, fails to perform or observe any term, covenant or agreement contained in Section 6.03(1), 6.05(1) (solely with respect to the Borrower, other than in a transaction permitted under Section 7.03 or 7.04) or Article VII; provided that (A) any breach of the Financial Covenants is subject to cure pursuant to Section 8.04 and (B) it is understood and agreed for the avoidance of doubt that after the Borrower has delivered a Notice of Intent to Cure, no Event of Default may arise in respect of the Financial Covenants until the Cure Expiration Date and then only to the extent the Cure Amount has not been received on or prior to such date; or (3) Other Defaults. On or after the Amendment No. 2 Effective Date, the Borrower or any Subsidiary Guarantor fails to perform or observe any other covenant or agreement (not specified in Section 8.01(1) or (2) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or (4) Representations and Warranties. Any representation, warranty or certification made or deemed made on or after the Amendment No. 2 Effective Date by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or (5) Cross-Default. The Borrower or any Restricted Subsidiary (a) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an individual outstanding principal amount of not less than the Threshold Amount, or (b) fails to observe or perform beyond the applicable grace period, if any, any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of such Hedging Obligations and not as a result of any default thereunder by the Borrower or any Restricted Subsidiary), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all of such Indebtedness to be made, prior to its stated maturity; provided that (A) such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02 and (B) this clause (5)(b) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; or (6) Insolvency Proceedings, etc. The Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, institutes or consents to the institution of any proceeding under any Debtor Relief 203 US-DOCS\126387463.20

Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (7) Judgments. There is entered against the Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, a final non-appealable judgment and order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not paid or covered by insurance or indemnities as to which the insurer or indemnifying party has been notified of such judgment or order and the applicable insurance company or indemnifying party has not denied coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (8) ERISA. (a) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan, (b) the Borrower or any Subsidiary Guarantor or any of their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan, or (c) with respect to a Foreign Plan, a termination, withdrawal or non-compliance with applicable Law or plan terms occurs, except, with respect to each of the foregoing clauses of this Section 8.01(8), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (9) Invalidity of Loan Documents. Any material provision of the Loan Documents, taken as a whole, at any time after its execution and delivery and for any reason (other than (a) as expressly permitted by a Loan Document (including as a result of a transaction permitted under Section 7.03 or 7.04), (b) as a result of acts or omissions by an Agent or any Lender or (c) due to the satisfaction in full of the Termination Conditions) ceases to be in full force and effect, or any Loan Party contests in writing the validity or enforceability of the Loan Documents, taken as a whole (other than as a result of the satisfaction of the Termination Conditions), or any Loan Party denies in writing that it has any or further liability or obligation under the Loan Documents, taken as a whole (other than (i) as expressly permitted by a Loan Document (including as a result of a transaction permitted under Section 7.03 or 7.04) or (ii) as a result of the satisfaction of the Termination Conditions), or purports in writing to revoke or rescind the Loan Documents, taken as a whole, prior to the satisfaction of the Termination Conditions; or (10) Collateral Documents. Any Lien purported to be created by any Collateral Document with respect to a material portion of the Collateral shall cease to be, or any Lien purported to be created by any Collateral Document with respect to a material portion of the Collateral shall be asserted in writing by any Loan Party (prior to the satisfaction of the Termination Conditions) not to be, a valid and perfected Lien with the priority required by such Collateral Document on, and security interest in, any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except (i) to the extent that any such loss of perfection or priority results from (A) the failure of the Administrative Agent or the Collateral Agent to maintain control of Collateral or possession of Collateral actually delivered to it and pledged under the Collateral Documents or to file Uniform Commercial Code amendments relating to a Loan Party’s change of name or jurisdiction of formation (solely to the extent that the Borrower provides the Collateral Agent written notice thereof in accordance with the Security Agreement, and the Collateral Agent and the Borrower have agreed that the Collateral Agent will be responsible for filing such amendments) or continuation statements or (B) the release or subordination of such security interest (or perfection thereof) in accordance with the terms of the Loan Documents and/or (ii) as to Collateral consisting 204 US-DOCS\126387463.20 of real property to the extent that any related losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; (11) Change of Control. There occurs any Change of Control; or (12) License Revocation. There occurs any License Revocation which License Revocation (in the aggregate with any other License Revocations then in existence that have continued for at least ninety (90) consecutive days after the date of cessation of the affected operations as a result thereof) relates to operations of the Borrower and/or the Restricted Subsidiaries in any jurisdiction that in the most recently ended Test Period accounted for twenty-five percent (25%) or more of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries and such License Revocation has continued for at least ninety (90) consecutive days after the date of cessation of the affected operations of the Borrower and its Restricted Subsidiaries in the relevant jurisdiction as a result of such License Revocation. SECTION 8.02 Remedies upon Event of Default. Subject to Section 8.04, if any Event of Default occurs and is continuing, the Administrative Agent may with the consent of the Required Lenders and shall, at the request of the Required Lenders, take any or all of the following actions: (1) declare the Commitments of each Lender and any obligation of the Issuing Banks to make L/C Credit Extensions and the Swing Line Lender to make Swing Line Loans to be terminated, whereupon such Commitments and obligation will be terminated; (2) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under any Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (3) require that the Borrower Cash Collateralize the then outstanding Letters of Credit (in an amount equal to the then Outstanding Amount thereof); and (4) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”), the Commitments of each Lender and any obligation of the Issuing Banks to issue Letters of Credit and any obligation of the Swing Line Lender to make Swing Line Loans, will automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid will automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the Letters of Credit as aforesaid will automatically become effective, in each case without further act of the Administrative Agent or any Lender. SECTION 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), subject to any Intercreditor Agreement then in effect, any amounts received on account of the Obligations will be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent in their capacities as such; 205 US-DOCS\126387463.20

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings (including to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit), the Obligations under Secured Hedge Agreements and Cash Management Obligations under Secured Cash Management Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law. Subject to Section 2.03(3), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above will be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount will be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, will be paid to the Borrower. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party, but appropriate adjustments shall be made with respect to payments from the other Loan Party or on account of their assets to preserve the allocation to the Obligations set forth above. SECTION 8.04 Right to Cure. (1) Notwithstanding anything to the contrary contained in Section 8.01 or Section 8.02, but subject to Sections 8.04(2) and (3), for the purpose of determining whether an Event of Default under the Financial Covenants has occurred, the Borrower may on one or more occasions designate any portion of the Net Proceeds from any Permitted Equity Issuance or of any contribution to the common equity capital or other Qualified Equity Interests of the Borrower (or from any other contribution to capital or sale or issuance of any other Equity Interests on terms reasonably satisfactory to the Administrative Agent) (the “Cure Amount”) as an increase to Consolidated EBITDA of the Borrower for the applicable fiscal quarter; provided that (a) such amounts to be designated are actually received by the Borrower (i) on or after the first Business Day of the applicable fiscal quarter and (ii) on or prior to the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to such applicable fiscal quarter (the “Cure Expiration Date”), 206 US-DOCS\126387463.20

(b) such amounts to be designated do not exceed the maximum aggregate amount necessary to cure any Event of Default under the Financial Covenants as of such date and (c) the Borrower will have provided notice (a “Notice of Intent to Cure”) to the Administrative Agent on the date such amounts are designated as a “Cure Amount” (it being understood that to the extent such notice is provided in advance of delivery of a Compliance Certificate for the applicable period, the amount of such Net Proceeds that is designated as the Cure Amount may be lower than specified in such notice to the extent that the amount necessary to cure any Event of Default under the Financial Covenants is less than the full amount of such originally designated amount). The Cure Amount used to calculate Consolidated EBITDA for one fiscal quarter will be used and included when calculating Consolidated EBITDA for each Test Period that includes such fiscal quarter. The parties hereby acknowledge that this Section 8.04(1) may not be relied on for purposes of calculating any financial ratios other than as applicable to the Financial Covenants (and may not be included for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article VII) and may not result in any adjustment to any amounts (including the amount of Indebtedness) or increase in cash with respect to the fiscal quarter with respect to which such Cure Amount was received other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence, except to the extent such proceeds are applied to prepay Indebtedness under the Facilities. Notwithstanding anything to the contrary contained in Section 8.01 and Section 8.02, (A) upon designation of the Cure Amount by the Borrower in an amount necessary to cure any Event of Default under the Financial Covenants, the Financial Covenants will be deemed satisfied and complied with as of the end of the relevant fiscal quarter with the same effect as though there had been no failure to comply with the Financial Covenants and any Event of Default under the Financial Covenants (and any other Default as a result thereof) will be deemed not to have occurred for purposes of the Loan Documents and (B) no Lender or Issuing Bank shall be required to (but in its sole discretion may) make any Revolving Loan or issue, amend, extend the expiry date or increase the amount of any Letter of Credit from and after such time as the Administrative Agent has received the Notice of Intent to Cure unless and until the Cure Amount is actually received. (2) In each period of four consecutive fiscal quarters, there shall be no more than two (2) fiscal quarters in which the cure right set forth in Section 8.04(1) is exercised. (3) There shall be no more than five (5) fiscal quarters in which the cure rights set forth in Section 8.04(1) are exercised during the term of the Facilities; provided that, so long as the Amendment No. 2 Effective Date Term Loan, the Amendment No. 2 Effective Date Revolving Facility and the Additional Term Loan Facility are no longer outstanding, there may be an additional fiscal quarter in which the cure rights set forth in this Section 8.04 are exercised. Article IX Administrative Agent and Other Agents SECTION 9.01 Appointment and Authorization of the Administrative Agent. (1) Each Lender and Issuing Bank hereby irrevocably appoints Capital One, National Association, to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX (other than Sections 9.07, 9.11, 9.12, 9.15 and 9.16) are solely for the benefit of the Administrative Agent, the Lenders and each Issuing Bank and the Borrower shall not have rights as a third-party beneficiary of any such provision. The Administrative Agent hereby represents and warrants that it is either (i) a “U.S. person” and a “financial institution” and that 207 US-DOCS\126387463.20 it will comply with its “obligation to withhold,” each within the meaning of Treasury Regulations Section 1.1441-1(b)(2)(ii) or (ii) a Withholding U.S. Branch. (2) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a Lender and a potential Hedge Bank or Cash Management Bank) and the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Lender and Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto, including in accordance with regulatory requirements of any Gaming Authority consistent with the intents and purposes of this Agreement and the other Loan Documents. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X with respect to the Administrative Agent (including Sections 10.04 and 10.05), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize and direct the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including any Intercreditor Agreement), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. (3) (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, the Issuing Bank and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of 208 US-DOCS\126387463.20

PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) such Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, the Issuing Bank and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Arranger, the Issuing Bank or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). SECTION 9.02 Rights as a Lender. Any Lender that is also serving as an Agent (including as Administrative Agent) hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Lender (if any) serving as an Agent hereunder in its individual capacity. Any such Person serving as an Agent and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders. The Lenders and the Issuing Bank acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. SECTION 9.03 Exculpatory Provisions. The Administrative Agent and Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents. Without limiting the generality of the foregoing, each Agent (including the Administrative Agent and the Collateral Agent): (1) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent or Arranger is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties; (2) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that, no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any 209 US-DOCS\126387463.20

Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (3) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as an Agent or any of its Affiliates in any capacity. Neither the Administrative Agent nor any of its Related Persons shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by the final and non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given to the Administrative Agent by the Borrower, a Lender, or an Issuing Bank. No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each Arranger and the Documentation Agent is named as such for recognition purposes only, and in its capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Loan Documents or the transactions contemplated hereby and thereby; it being understood and agreed that each Arranger and the Documentation Agent shall be entitled to all indemnification and reimbursement rights in favor of the Arrangers and the Documentation Agent as, and to the extent, provided for under Section 10.05. Without limitation of the foregoing, each Arranger and the Documentation Agent shall not, solely by reason of this Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other Person. SECTION 9.04 Lack of Reliance on the Administrative Agent. Independently and without reliance upon any Agent, the Arrangers or any of their respective Affiliates, each Lender and each holder of each Note (if any), to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holdings, the Borrower and the Restricted Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings, the Borrower and the Restricted Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent, the Arrangers and any of their respective Affiliates shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any 210 US-DOCS\126387463.20 time or times thereafter. The Administrative Agent, the Arrangers and any of their respective Affiliates shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of Holdings, the Borrower or any of the Restricted Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of Holdings, the Borrower or any of the Restricted Subsidiaries or the existence or possible existence of any Default or Event of Default. SECTION 9.05 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders. SECTION 9.06 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent. In determining compliance with any condition hereunder to the making of a Loan or the issuance, extension or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or issuances of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 9.07 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article shall apply to any such sub agent and to the Agent-Related Persons of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Notwithstanding anything to the contrary in this Section 9.07 or Section 9.15, the Administrative Agent shall not delegate to any Supplemental Administrative Agent responsibility for receiving any payments under any Loan Document for the account of any Lender, which payments shall be received directly by the Administrative Agent, without prior written consent of the Borrower (not to unreasonably withheld or delayed). SECTION 9.08 Indemnification. Whether or not the transactions contemplated hereby are consummated, solely to the extent the Administrative Agent or any other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) is not reimbursed and indemnified by the Borrower; provided such reimbursement or indemnification obligation of the Borrower is required under Section 10.05, the Lenders agree to severally reimburse and indemnify the 211 US-DOCS\126387463.20

Administrative Agent or any other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) in proportion to their respective Pro Rata Shares for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent or any other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or any other Agent-Related Person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.08 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender agrees to severally reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, solely to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower if such reimbursement or indemnification obligation of the Borrower is required under Section 10.05, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto, provided, further, that the failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof. The undertaking in this Section 9.08 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent. SECTION 9.09 The Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lender,” “Required Lenders” or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Loan Party or any Affiliate of any Loan Party (or any Person engaged in a similar business with any Loan Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party or any Affiliate of any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. SECTION 9.10 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Lender, Swing Line Lender or an Issuing Bank hereunder, as the case may be. None of the Lenders or other Persons identified on the cover page, facing page or signature pages of this Agreement as a “documentation agent”, “joint lead arranger” or “joint bookrunner” shall have any obligation, liability, responsibility or duty under this Agreement other than (i) as expressly provided herein or (ii) those applicable to all Lenders, but only to the extent acting in such capacity as a Lender. 212 US-DOCS\126387463.20

SECTION 9.11 Resignation by the Administrative Agent. The Administrative Agent may resign from the performance of all its respective functions and duties hereunder or under the other Loan Documents at any time by giving 30 Business Days prior written notice to the Lenders and the Borrower. If the Administrative Agent becomes subject to a Lender-Related Distress Event, then the Administrative Agent may be removed as the Administrative Agent at the reasonable request of the Required Lenders. If the Administrative Agent becomes subject to an Agent-Related Distress Event, then the Borrower may remove the Administrative Agent from such role upon fifteen (15) days’ prior written notice to the Lenders. Such resignation or removal shall take effect upon the appointment of a successor Administrative Agent as provided below. Notwithstanding anything to the contrary in this Agreement, no successor Administrative Agent shall be appointed unless such successor Administrative Agent represents and warrants that it is (i) a “U.S. person” and a “financial institution” and that it will comply with its “obligation to withhold,” each within the meaning of U.S. Treasury Regulations Section 1.1441-1, or (ii) a Withholding U.S. Branch. Upon any such notice of resignation by, or notice of removal of, the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower, which acceptance shall not be unreasonably withheld or delayed (provided that the Borrower’s approval shall not be required if an Event of Default under Section 8.01(1) or, solely with respect to the Borrower, Section 8.01(6) has occurred and is continuing). If a successor Administrative Agent shall not have been so appointed within such 30 Business Day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed, provided that the Borrower’s consent shall not be required if an Event of Default under Section 8.01(1) or, solely with respect to the Borrower, Section 8.01(6) has occurred and is continuing), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above. If no successor Administrative Agent has been appointed pursuant to the foregoing by the 45th Business Day after the date such notice of resignation was given by the Administrative Agent or such notice of removal was given by the Required Lenders or the Borrower, as applicable, the Administrative Agent’s resignation shall nonetheless become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above. The retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Banks under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender or Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.11. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the 213 US-DOCS\126387463.20

retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.11). The fees payable by the Borrower to a successor Administrative Agent shall be no greater than those payable to its predecessor unless otherwise agreed between the Borrower (in its sole discretion) and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for the benefit of, and the requirements of Section 10.04 shall continue to bind, such retiring Administrative Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Upon a resignation or removal of the Administrative Agent pursuant to this Section 9.11, the Administrative Agent (i) shall continue to be subject to Section 10.09 and (ii) shall remain indemnified to the extent provided in this Agreement and the other Loan Documents and the provisions of this Article IX (and the analogous provisions of the other Loan Documents) shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent. SECTION 9.12 Collateral Matters. Each Lender (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) irrevocably authorizes and directs the Administrative Agent and the Collateral Agent to take the actions to be taken by them as set forth in Sections 7.04 and 10.24. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders or the Required Facility Lenders, as applicable, in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders, the Required Facility Lenders or the Required Additional Term Loan Lenders, as applicable, of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Collateral Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 9.12. In each case as specified in this Section 9.12, Section 7.04 and Section 10.24, the applicable Agent will (and each Lender irrevocably authorizes the applicable Agent to), at the Borrower’s expense and pursuant to a certificate from the applicable Loan Party if reasonably requested by the Administrative Agent, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents, this Section 9.12, Section 7.04 and Section 10.24. The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 9.12, Section 7.04, Section 10.24 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for 214 US-DOCS\126387463.20 its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). SECTION 9.13 [Reserved]. SECTION 9.14 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, any Issuing Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, any Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, any Issuing Bank and the Administrative Agent under Sections 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and relevant Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) the 215 US-DOCS\126387463.20

Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (i) of the first proviso to Section 10.01(1) of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. SECTION 9.15 Appointment of Supplemental Administrative Agents. (1) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”). (2) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent or such Supplemental Administrative Agent, as the context may require. (3) Should any instrument in writing from any Loan Party be reasonably required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments reasonably acceptable to it promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all 216 US-DOCS\126387463.20 the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent. SECTION 9.16 Intercreditor Agreements. The Administrative Agent and Collateral Agent are hereby authorized to enter into, and shall enter into, any Intercreditor Agreement to the extent contemplated by the terms hereof, and the parties hereto acknowledge that each such Intercreditor Agreement is and shall be binding upon them. Each Secured Party (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreements, (b) hereby authorizes and instructs the Administrative Agent and Collateral Agent to enter into the Intercreditor Agreements and to subject the Liens on the Collateral securing the Obligations to the provisions thereof and (c) without any further consent of the Lenders, hereby authorizes and instructs the Administrative Agent and the Collateral Agent to negotiate, execute and deliver on behalf of the Secured Parties any intercreditor agreement or any amendment (or amendment and restatement) to the Collateral Documents or any Intercreditor Agreement contemplated hereunder (including any such amendment (or amendment and restatement) of the Junior Lien Intercreditor Agreement or other intercreditor agreement to provide for the incurrence of any Indebtedness permitted hereunder that will be secured on a junior lien or pari passu basis to the Obligations). In addition, each Secured Party hereby authorizes the Administrative Agent and the Collateral Agent to enter into (i) any amendments to any Intercreditor Agreements, and (ii) any other intercreditor arrangements, in the case of clauses (i) and (ii) to the extent required to give effect to the establishment of intercreditor rights and privileges as contemplated and required or permitted by this Agreement (including any such amendment (or amendment and restatement) of the Junior Lien Intercreditor Agreement or other intercreditor agreement to provide for the incurrence of any Indebtedness permitted hereunder that will be secured on a junior lien or pari passu basis to the Obligations). Each Secured Party acknowledges and agrees that any of the Administrative Agent and Collateral Agent (or one or more of their respective Affiliates) may (but are not obligated to) act as the “Debt Representative” or like term for the holders of Credit Agreement Refinancing Indebtedness under the security agreements with respect thereto or any Intercreditor Agreement then in effect. Each Lender waives any conflict of interest, now contemplated or arising hereafter, in connection therewith and agrees not to assert against any Agent or any of its affiliates any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto. SECTION 9.17 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. SECTION 9.18 Withholding Tax. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 3.01, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within ten (10) days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of such 217 US-DOCS\126387463.20

Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective). Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Non-Excluded Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Non-Excluded Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.18. For the avoidance of doubt, for purposes of this paragraph, the term “Lender” includes any Issuing Bank. The agreements in this Section 9.18 shall survive the resignation or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. Article X Miscellaneous SECTION 10.01 Amendments, etc. (1) Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (other than (x) with respect to any amendment or waiver contemplated in clauses (g), (h) or (i) below (in the case of clause (i), to the extent permitted by Section 2.14), which shall only require the consent of the Required Facility Lenders under the applicable Facility or Facilities, as applicable (and not the Required Lenders) and (y) with respect to any amendment or waiver contemplated in clauses (a) (solely with respect to an increase in the L/C Sublimit or Swingline Sublimit), (b) or (c), which shall only require the consent of the Lenders expressly set forth therein and not the Required Lenders) (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.01, Section 4.02 or Section 4.03 or the waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 (other than pursuant to Section 2.08(2)) or any payment of fees or premiums hereunder or under any Loan Document with respect to payments to any Lender without the written consent of such Lender, it being understood that none of the following will constitute a postponement of any date scheduled for, or a reduction in the amount of, any payment of principal, interest, fees or premiums: (i) the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans, (ii) the waiver of any Default or Event of Default, and (iii) any change to the definition of “First Lien Net Leverage Ratio”, 218 US-DOCS\126387463.20

“Secured Net Leverage Ratio”, “Total Net Leverage Ratio”, “Fixed Charge Coverage Ratio” or, in each case, in the component definitions thereof; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Unreimbursed Amount, or any fees or other amounts payable hereunder or under any other Loan Document to any Lender without the written consent of such Lender, it being understood that none of the following will constitute a reduction in any rate of interest or any fees: any change to the definition of “First Lien Net Leverage Ratio”, “Secured Net Leverage Ratio”, “Total Net Leverage Ratio”, “Fixed Charge Coverage Ratio”, or, in each case, in the component definitions thereof; provided that only the consent of (A) the Required Lenders shall be necessary to amend the definition of “Default Rate”, (B) the Required Lenders or, with respect to any Default Rate payable in respect of the Revolving Facility, the Required Facility Lenders under the Amendment No. 2 Effective Date Revolving Facility, shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate and (C) the Swing Line Lender shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate payable in respect of the Swing Line Facility; (d) except as contemplated by clause (C) in the second proviso immediately succeeding clause (i) of this Section 10.01(1), change any provision of this Section 10.01 or the definition of “Required Lenders”, “Required Facility Lenders” or “Required Additional Term Loan Lenders” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, without the written consent of each Lender directly and adversely affected thereby; (e) other than in a transaction permitted under Section 7.03 or Section 7.04, release all or substantially all of the aggregate value of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (f) other than in a transaction permitted under Section 7.03 or Section 7.04, release all or substantially all of the aggregate value of the Guaranty, without the written consent of each Lender; (g) (i) amend, waive or otherwise modify any term or provision set forth in Section 4.01 as to any Credit Extension on the Closing Date without the written consent of the Required Facility Lenders with respect to the Facility in respect of which such amendment, waiver or other modification applies (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility (but not individually with respect to any relevant affected Facility)), (ii) amend, waive or otherwise modify any term or provision (including the waiver of any conditions set forth in Section 4.02 as to any Credit Extension under one or more Revolving Facilities), which directly affects Lenders under one or more Revolving Facilities and does not directly affect Lenders under any other Facilities, in each case, without the written consent of the Required Facility Lenders under such applicable Revolving Facility or Facilities with respect to Revolving Commitments (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility); or (iii) amend, waive or otherwise modify any term or provision (including the waiver of any conditions set forth in Section 4.03 as to any Credit Extension under the Additional Term Loan Facility), in each case, without the written consent of the Required Additional Term Loan Lenders; provided, however, that the waivers described in this clause (g) shall not require the consent of the Required Lenders or any other Lenders other than the Required Facility Lenders under the applicable Facility or Facilities (subject to the provisions set forth above with respect to the requirement that the Required Facility Lenders with respect to more than one Facility consent together as one Facility) or the Required Additional Term Loan Lenders, as applicable (it being understood that any amendment to the conditions of effectiveness of Incremental Commitments set forth in Section 2.14 shall be subject to clause (i) below); (h) change the definition of “Pro Rata Share”, Sections 2.13 or 8.03, in each case in a manner that would alter the pro rata sharing of payments required thereby (except in connection with a 219 US-DOCS\126387463.20 transaction otherwise permitted by this Agreement) without the written consent of each Lender directly and adversely affected thereby; (i) amend, waive or otherwise modify any term or provision (including the availability and conditions to funding (subject, in the case of any Incremental Facility, to the requirements of Section 2.14) with respect to Incremental Term Loans and Incremental Revolving Commitments and/or any other credit facility incorporated under this Agreement)) which directly affects Lenders of one or more Incremental Term Loans or Incremental Revolving Commitments and does not directly affect Lenders under any other Facility, in each case, without the written consent of the lenders under such facility that may be required under the terms of such facility for such amendment, waiver or modification (which terms may or may not require a majority of the relevant lenders); provided, however, that, in the case of any Incremental Facility, to the extent permitted under Section 2.14, no amendments or waivers described in this clause (i) shall require the consent of the Required Lenders or any other Lenders and shall only require the consent of the relevant lenders under such additional credit facility, including to the extent such amendment or waiver includes provisions that benefit the Lenders under any other Facility and are not adverse to such other Lenders (subject to any consent of the Administrative Agent required under Section 2.14); (j) amend, modify or waive this Agreement (including, without limitation, Section 8.03) or any other Loan Document so as to alter the ratable treatment of Obligations arising under Secured Hedge Agreements or the definition of “Hedge Bank”, “Obligations”, “Secured Hedge Agreement”, or “Secured Party” (as defined in this Agreement or any applicable Loan Document), in each case in a manner adverse to any Hedge Bank without the written consent of any such Hedge Bank; (k) subordinate (i) the Obligations hereunder in right of payment or (ii) a Lien on a material portion of the Collateral, taken as a whole, in each case to any other Indebtedness for borrowed money without the written consent of each Lender adversely affected thereby; it being understood and agreed that this clause (k) shall not apply in connection with any customary bona fide capital lease or purchase money financing arrangement; provided that: (I) no amendment, waiver or consent shall, unless in writing and signed by each Issuing Bank in addition to the Lenders required above, affect the rights or duties of such Issuing Bank under this Agreement or any Issuing Bank Document relating to any Letter of Credit issued or to be issued by it; provided, however, that this Agreement may be amended to adjust the mechanics related to the issuance of Letters of Credit, including mechanical changes relating to the existence of multiple Issuing Banks, with only the written consent of the Administrative Agent, the applicable Issuing Bank and the Borrower so long as the obligations of the Revolving Lenders, if any, who have not executed such amendment, and if applicable the other Issuing Banks, if any, who have not executed such amendment, are not adversely affected thereby; (II) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; provided, however, that this Agreement may be amended to adjust the borrowing mechanics related to Swing Line Loans with only the written consent of the Administrative Agent, the Swing Line Lender and the Borrower so long as the obligations of the Revolving Lenders, if any, who have not executed such amendment, are not adversely affected thereby; (III) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any 220 US-DOCS\126387463.20 fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; and (IV) Section 10.07(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; provided, further, that notwithstanding the foregoing: (A) no Defaulting Lender shall have any right to approve or disapprove of any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders); (B) no Lender consent is required to effect any amendment or supplement to any Intercreditor Agreement (i) that is for the purpose of adding the holders of Permitted Incremental Equivalent Debt, Credit Agreement Refinancing Indebtedness or any other Permitted Indebtedness that is Secured Indebtedness (or a Debt Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of such Intercreditor Agreement, as applicable (it being understood that any such amendment, modification or supplement may make such other changes to the applicable Intercreditor Agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders) or (ii) that is expressly contemplated by any Intercreditor Agreement in connection with joinders and supplements; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent, as applicable; (C) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans, the Revolving Loans, the Swing Line Loans and L/C Obligations and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; (D) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 10.01 if such Class of Lenders were the only Class of Lenders hereunder at the time; (E) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent (or the Collateral Agent, as applicable) to cure any ambiguity, omission, defect or 221 US-DOCS\126387463.20 inconsistency (including amendments, supplements or waivers to any of the Collateral Documents, guarantees, intercreditor agreements or related documents executed by any Loan Party or any other Subsidiary in connection with this Agreement if such amendment, supplement or waiver is delivered in order to cause such Collateral Documents, guarantees, intercreditor agreements or related documents to be consistent with this Agreement and the other Loan Documents); provided that the consent of the Lenders or the Required Lenders, as the case may be, shall not be required to make any such changes necessary to be made in connection with any borrowing of Incremental Loans, any borrowing of Other Loans, any Extension or any borrowing of Replacement Loans and otherwise to effect the provisions of Section 2.14, 2.15 or 2.16 or the immediately succeeding paragraph of this Section 10.01, respectively; (F) the Borrower and the Administrative Agent may, without the input or consent of the other Lenders, (i) effect changes to any Mortgage as may be necessary or appropriate in the opinion of the Collateral Agent and (ii) effect changes to this Agreement that are necessary and appropriate to effect the offering process set forth in Section 2.05(1)(e); and (G) it is understood and agreed that, in connection with the incurrence of any Indebtedness after the Amendment No. 2 Effective Date that is (1) governed by this Agreement and (2) permitted by this Agreement (including any such Indebtedness in the form of “term B” or similar loans), the Borrower and the Administrative Agent shall be permitted, without the consent of any other Lender, to amend the provisions of this Agreement to provide that the Financial Covenants only apply for the benefit of the Facilities in existence on the Amendment No. 2 Effective Date (and any Facility that is implemented after the Amendment No. 2 Effective Date to which the Financial Covenants are intended to apply) and make any related conforming changes (including, to the extent necessary, to the provisions of Section 10.01). (2) In addition, notwithstanding anything to the contrary contained in this Section 10.01, this Agreement may be amended (each, a “Replacement Amendment”) with the written consent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class (“Replaced Loans”) with replacement term loans (“Replacement Loans”) hereunder; provided that, (a) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Replaced Loans, plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and expenses incurred in connection with such refinancing of Replaced Loans with such Replacement Loans and any other Incremental Amounts, (b) [reserved], (c) the Weighted Average Life to Maturity of such Replacement Loans shall not be shorter than the Weighted Average Life to Maturity of such Replaced Loans at the time of such refinancing, (d) all other terms (other than with respect to pricing, interest rate margins, fees, discounts, rate floors and prepayment or redemption terms) applicable to such Replacement Loans shall either, at the option of the Borrower, (i) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Replacement Loans (as determined by the Borrower in good faith), (ii) if not otherwise consistent with the terms of such Replaced Loans, not be materially more restrictive to the Borrower (as determined by the Borrower in good faith), when taken as a whole, than the terms of such Replaced Loans, except, in each case under this clause (ii), with respect to (x) covenants and other terms applicable to any period after the Latest Maturity Date of the Loans in effect immediately prior to such refinancing or (y) a 222 US-DOCS\126387463.20

Previously Absent Financial Maintenance Covenant (so long as, to the extent that any such terms of any Replacement Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Latest Maturity Date of the Loans in effect immediately prior to such refinancing, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Facility) or (iii) such terms as are reasonably satisfactory to the Administrative Agent (provided that, at Borrower’s election, to the extent any term or provision is added for the benefit of the lenders of Replacement Term Loans, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of each Facility), (e) Replacement Loans shall not at any time be guaranteed by any Subsidiary of the Borrower other than Subsidiaries that are Guarantors, and (f) in the case of Replacement Loans that are secured, the obligations in respect thereof shall not be secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral. Notwithstanding anything to the contrary in this Section 10.01, (x) each Replacement Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 10.01(2) (for the avoidance of doubt, this Section 10.01(2) shall supersede any other provisions in this Section 10.01 to the contrary), including to effect technical and corresponding amendments to this Agreement and the other Loan Documents and (y) at the option of the Borrower in consultation with the Administrative Agent, incorporate terms that would be favorable to existing Lenders of the applicable Class or Classes for the benefit of such existing Lenders of the applicable Class or Classes, in each case under this clause (y), so long as the Administrative Agent reasonably agrees that such modification is favorable to the applicable Lenders. (3) In addition, notwithstanding anything to the contrary in this Section 10.01, (a) the Guaranty, the Collateral Documents and related documents executed by Loan Parties in connection with this Agreement and the other Loan Documents may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause the Guaranty, Collateral Documents or other document to be consistent with this Agreement and the other Loan Documents (including by adding additional parties as contemplated herein or therein), (b) if the Administrative Agent and the Borrower shall have jointly identified an obvious error, mistake, ambiguity, incorrect cross-reference or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document), then the Administrative Agent (acting in its sole discretion) and the Borrower or any other relevant Loan Party shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document. Notification of such amendment shall be made by the Administrative Agent to the Lenders promptly upon such amendment becoming effective, and (c) any Loan Document may be waived, amended, supplemented, or modified pursuant to an agreement or agreements in writing entered into by the Borrower and the Administrative Agent (without the consent of any Lender) to make modifications which are not materially adverse to the Lenders and are requested or required by Gaming Authorities or required to comply with Gaming Laws. 223 US-DOCS\126387463.20

SECTION 10.02 Notices and Other Communications; Facsimile Copies. (1) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (2) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (a) if to Holdings, the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (b) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next succeeding Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (2) below shall be effective as provided in such subsection (2). (2) Electronic Communication. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (3) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next succeeding Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (4) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Agent-Related Persons, the Documentation Agent or any Arranger (collectively, the “Agent Parties”) 224 US-DOCS\126387463.20 have any liability to Holdings, the Borrower, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Holdings, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (5) Change of Address. Each Loan Party and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private-Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (6) Reliance by the Administrative Agent. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Persons of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. SECTION 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Bank or Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Issuing Bank or Swing Line Lender, as the case may be) hereunder and under the 225 US-DOCS\126387463.20 other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.10 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 10.04 Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs and to the extent not paid or reimbursed on or prior to the Closing Date, to pay or reimburse the Administrative Agent, the Documentation Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Documentation Agent and such Arrangers incurred in connection with the preparation, negotiation, syndication, execution, delivery and administration of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of a single U.S. counsel and, if necessary, a single local counsel in each relevant material jurisdiction, and (b) upon presentation of a summary statement, together with any supporting documentation reasonably requested by the Borrower, to pay or reimburse the Administrative Agent, the Documentation Agent, each Arranger, each Issuing Bank, each Swing Line Lender and the other Lenders, taken as a whole, promptly following a written demand therefor for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole (and, if necessary, one local counsel in any relevant material jurisdiction and solely in the case of a conflict of interest, one additional counsel in each relevant material jurisdiction to each group of affected Lenders similarly situated taken as a whole)). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within thirty (30) calendar days following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion. SECTION 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Agents, each Issuing Bank, each Swing Line Lender, and each other Lender, the Documentation Agent, the Arrangers and their respective Related Persons (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, liabilities or expenses (including Attorney Costs and Environmental Liabilities) to which any such Indemnitee may become subject arising out of, resulting from or in connection with (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, a single local counsel for all Indemnitees taken as a whole in each relevant material jurisdiction, and solely in the case of a conflict of interest, one additional counsel in each relevant material jurisdiction to each group of affected Indemnitees similarly situated taken as a whole) any actual or threatened claim, litigation, investigation or proceeding relating to the Transactions or to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Loans, the Letters of Credit or the use, or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation, investigation or proceeding), and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any 226 US-DOCS\126387463.20

Indemnitee, be available to the extent that such losses, claims, damages, liabilities or expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction, (y) a material breach of any obligations under any Loan Document by such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction or (z) any dispute solely among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under any Loan Document and other than any claims arising out of any act or omission of Holdings, the Borrower or any of its Affiliates (as determined by a final, non-appealable judgment of a court of competent jurisdiction). To the extent that the undertakings to indemnify and hold harmless set forth in this Section 10.05 may be unenforceable in whole or in part because they are violative of any applicable Law or public policy, the Borrower shall contribute the maximum portion that they are permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement (except to the extent such damages are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct, bad faith or gross negligence of such Indemnitee), nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party for which such Indemnitee is otherwise entitled to indemnification pursuant to this Section 10.05). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within thirty (30) calendar days after written demand therefor. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 10.05 shall not apply to Taxes, except any Taxes that represent losses or damages arising from any non-tax claim. Notwithstanding the foregoing, each Indemnitee shall be obligated to refund and return promptly any and all amounts paid by any Loan Party or any of its Affiliates under this Section 10.05 to such Indemnitee for any such fees, expenses or damages to the extent such Indemnitee is not entitled to payment of such amounts in accordance with the terms hereof. The undertaking in this Section 10.05 shall survive the payment in full of the Obligations and the termination of this Agreement. SECTION 10.06 Marshaling; Payments Set Aside. None of the Administrative Agent or any Lender shall be under any obligation to marshal any assets in favor of the Loan Parties or any other party or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect. 227 US-DOCS\126387463.20

SECTION 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted hereby, except that neither Holdings nor the Borrower may, except as permitted by Section 7.03, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder (including to existing Lenders and their Affiliates) except (i) to an assignee in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”) and (A) in the case of any Eligible Assignee that, immediately prior to or upon giving effect to such assignment, is an Affiliated Lender, in accordance with the provisions of Section 10.07(h), (B) in the case of any Eligible Assignee that is Holdings, the Borrower or any Subsidiary of the Borrower, in accordance with the provisions of Section 10.07(l), or (C) in the case of any Eligible Assignee that, immediately prior to or upon giving effect to such assignment, is a Debt Fund Affiliate, in accordance with the provisions of Section 10.07(k), (ii) by way of participation in accordance with the provisions of Section 10.07(d), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(f), or (iv) to an SPC in accordance with the provisions of Section 10.07(g) (and any other attempted assignment or transfer by any party hereto shall be null and void) (or in the case of any such attempted assignment or transfer to a Disqualified Institution shall be subject to the provisions set forth in the fourth sentence of the definition of “Lender”). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(d) and, to the extent expressly contemplated hereby, Related Persons of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section 10.07, the aggregate amount of the Commitment or, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1.0 million, in the case of Term Commitments and Term Loans, and not less than $5.0 million, in the case of Revolving Loans and Revolving Commitments, unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(1) or, solely with respect to the Borrower, Section 8.01(6) has occurred and is continuing, the Borrower otherwise consents (in the case of an assignment of Term Loans, each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. 228 US-DOCS\126387463.20

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned (it being understood that assignments under separate Facilities shall not be required to be made on a pro rata basis). (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 10.07(b)(i)(B) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default under Section 8.01(1) or, solely with respect to the Borrower, Section 8.01(6) has occurred and is continuing at the time of such assignment determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date or (2) in respect of an assignment of all or a portion of the Term Loans only, such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any assignment of all or a portion of the Term Loans, Revolving Loans or Revolving Commitments unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice of a failure to respond to such request for assignment; provided, further, that no consent of the Borrower shall be required for an assignment of all or a portion of the Loans pursuant to Section 10.07(h), (k) or (l) or an assignment by a Revolving Lender of all or a portion of its Revolving Commitments or Revolving Exposure to any other Revolving Lender; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; provided that no consent of the Administrative Agent shall be required for an assignment of all or a portion of the Loans pursuant to Section 10.07(h), (k) or (l); (C) the consent of each applicable Issuing Bank at the time of such assignment (such consent not to be unreasonably withheld or delayed) shall be required; provided that no consent of the applicable Issuing Bank shall be required for any assignment not related to Revolving Commitments or Revolving Exposure; and (D) the consent of each Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required; provided that no consent of a Swing Line Lender shall be required for any assignment not related to Revolving Commitments or Revolving Exposure. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent). Other than in the case of assignments pursuant to Section 10.07(l), the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms. (v) No Assignments to Certain Persons. No such assignment shall be made (A) to Holdings, the Borrower or any of the Borrower’s Subsidiaries except as permitted under Sections 2.05(1)(e) and 10.07(l), (B) subject to Sections 10.07(h), (k) and (l) below, to any Affiliate 229 US-DOCS\126387463.20 of the Borrower, (C) to a natural person, (D) to any Disqualified Institution or (E) to any Defaulting Lender. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section 10.07 (and, in the case of an Affiliated Lender or a Person that, after giving effect to such assignment, would become an Affiliated Lender, to the requirements of clause (h) of this Section 10.07), from and after the effective date specified in each Assignment and Assumption, other than in connection with an assignment pursuant to Section 10.07(l), (x) the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and (y) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment and bound by Section 10.09 hereof), but shall in any event continue to be subject to Section 10.09. Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(d). EACH LENDER HEREBY ACKNOWLEDGES THAT HOLDINGS AND THE BORROWER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, ANY AFFILIATED LENDER (INCLUDING ANY INVESTOR) AND ANY DEBT FUND AFFILIATE MAY FROM TIME TO TIME PURCHASE OR TAKE ASSIGNMENT OF TERM LOANS HEREUNDER IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THIS AGREEMENT, INCLUDING PURSUANT TO SECTION 2.05 AND THIS SECTION 10.07 (INCLUDING THROUGH OPEN MARKET PURCHASES). (c) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it, each Affiliated Lender Assignment and Assumption delivered to it, each notice of cancellation of any Loans delivered by the Borrower pursuant to subsections (h) or (l) below, and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register 230 US-DOCS\126387463.20 pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and, with respect to its own Loans, any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(c) and Section 2.11 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). Notwithstanding the foregoing, in no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Lender is an Affiliated Lender, nor shall the Administrative Agent be obligated to monitor the aggregate amount of the Term Loans or Incremental Term Loans held by Affiliated Lenders. (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, the Borrower and its Affiliates, a Defaulting Lender or a Disqualified Institution) (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Loans (including such Lender’s participations in L/C Obligations or Swing Line Loans) owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01(1) (other than clauses (g), (h) and (i) thereof) that directly and adversely affects such Participant. Subject to subsection (e) of this Section 10.07, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01 (including subsections (2), (3) and (4), as applicable) as though it were a Lender; provided that any forms required to be provided under Section 3.01(3) shall be provided solely to the participating Lender), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.07. To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.10 as though it were a Lender; provided that such Participant shall agree to be subject to Section 2.13 as though it were a Lender. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. Each Lender that sells a participation shall (acting solely for this purpose as a non-fiduciary agent of the Borrower) maintain a register complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the Treasury regulations issued thereunder on which is entered the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and the Borrower shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary; provided that no Lender shall have the obligation to disclose all or a portion of the Participant Register (including the identity of the Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or other obligations under any Loan Document) to any Person except to the extent such disclosure is necessary to establish that any such commitments, loans, letters of credit or other obligations are in registered form for U.S. federal income tax purposes or such disclosure is otherwise required under Treasury Regulations Section 5f.103-1(c) or Proposed Section 163-5(b) (or, in each case, any 231 US-DOCS\126387463.20 amended or successor version). For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the Lender hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (h) Any Lender may at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender through (x) Dutch auctions or other offers to purchase or take by assignment open to all applicable Lenders on a pro rata basis in accordance with procedures determined by such Affiliated Lender in its sole discretion or (y) open market purchase on a non-pro rata basis, in each case subject to the following limitations: (i) Affiliated Lenders will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II; (ii) [reserved]; (iii) each Lender (other than any other Affiliated Lender) that assigns any Loans to, or purchases any Loans from, an Affiliated Lender pursuant to clause (y) above shall deliver to the Borrower and the Administrative Agent a customary Big Boy Letter; (iv) the aggregate principal amount of Term Loans of any Class under this Agreement held by Affiliated Lenders at the time of any such purchase or assignment shall not exceed 25% of 232 US-DOCS\126387463.20 the aggregate principal amount of Term Loans of such Class outstanding at such time under this Agreement (such percentage, the “Affiliated Lender Cap”); provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Term Loans of any Class held by Affiliated Lenders exceeding the Affiliated Lender Cap, the assignment of such excess amount will be void ab initio; (v) as a condition to each assignment pursuant to this subsection (h), the Administrative Agent and the Borrower shall have been provided a notice in connection with each assignment to an Affiliated Lender or a Person that upon effectiveness of such assignment would constitute an Affiliated Lender pursuant to which such Affiliated Lender (in its capacity as such) shall waive any right to bring any action in connection with such Loans against the Administrative Agent, in its capacity as such; and (vi) the assigning Lender and the Affiliated Lender purchasing such Lender’s Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit D-2 hereto (an “Affiliated Lender Assignment and Assumption”). Notwithstanding anything to the contrary contained herein, any Affiliated Lender that has purchased Term Loans pursuant to this subsection (h) may, in its sole discretion, contribute, directly or indirectly, the principal amount of such Term Loans or any portion thereof, plus all accrued and unpaid interest thereon, to the Borrower for the purpose of cancelling and extinguishing such Term Loans. Upon the date of such contribution, assignment or transfer, (x) the aggregate outstanding principal amount of Term Loans shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (y) the Borrower shall promptly provide notice to the Administrative Agent of such contribution of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register. Each Affiliated Lender agrees to notify the Administrative Agent and the Borrower promptly (and in any event within ten (10) Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent and the Borrower promptly (and in any event within ten (10) Business Days) if it becomes an Affiliated Lender. The Administrative Agent may conclusively rely upon any notice delivered pursuant to the immediately preceding sentence or pursuant to clause (v) of this subsection (h) and shall not have any liability for any losses suffered by any Person as a result of any purported assignment to or from an Affiliated Lender. (i) Notwithstanding anything in Section 10.01 or the definition of “Required Lenders,” “Required Facility Lenders” or “Required Additional Term Loan Lenders” to the contrary, for purposes of determining whether the Required Lenders, Required Facility Lenders or Required Additional Term Loan Lenders (in respect of a Class of Term Loans) have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, or subject to Section 10.07(j), any plan of reorganization pursuant to the U.S. Bankruptcy Code, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and, except with respect to any amendment, modification, waiver, consent or other action (x) in Section 10.01 requiring the consent of all Lenders, all Lenders directly and adversely affected or specifically such Lender, (y) that alters an Affiliated Lender’s pro rata share of any payments given to all Lenders, or (z) affects the Affiliated Lender (in its capacity as a Lender) in a manner that is disproportionate to the effect on any Lender in the same Class, the Loans held by an Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Lender vote (and shall be deemed to have been voted in the same percentage as all other applicable Lenders voted if necessary to give legal effect to this paragraph) (but, in any event, in connection with any amendment, modification, waiver, 233 US-DOCS\126387463.20 consent or other action, shall be entitled to any consent fee, calculated as if all of such Affiliated Lender’s Loans had voted in favor of any matter for which a consent fee or similar payment is offered). (j) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that, and each Affiliated Lender Assignment and Assumption shall provide a confirmation that, if a proceeding under any Debtor Relief Law shall be commenced by or against the Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Term Loans held by such Affiliated Lender in any manner in the Administrative Agent’s sole discretion, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a disproportionately adverse manner than the proposed treatment of similar Obligations held by Term Lenders that are not Affiliated Lenders. (k) Although any Debt Fund Affiliate(s) shall be Eligible Assignees and shall not be subject to the provisions of Section 10.07(h), (i) or (j), any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to a Person who is or will become, after such assignment, a Debt Fund Affiliate only through (x) Dutch auctions or other offers to purchase or take by assignment open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.05(1)(e) (for the avoidance of doubt, without requiring any representation as to the possession of material non-public information by such Affiliate) or (y) open market purchase on a non-pro rata basis. Notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans, Revolving Commitments and Revolving Loans held by Debt Fund Affiliates, in the aggregate, may not account for more than 49.9% of the Term Loans, Revolving Commitments and Revolving Loans of Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 10.01. (l) Any Lender may, so long as no Event of Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Term Commitments and/or Term Loans under this Agreement to Holdings, the Borrower or any Subsidiary of the Borrower through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.05(1)(e) or (y) open market purchases on a non-pro rata basis; provided that: (i) (x) if the assignee is Holdings or a Subsidiary of the Borrower, upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or (y) if the assignee is the Borrower (including through contribution or transfers set forth in clause (x)), (a) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (c) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register; 234 US-DOCS\126387463.20

(ii) [reserved]; (iii) each Lender (other than an Affiliated Lender) that assigns any Loans to Holdings, the Borrower or any Subsidiary of the Borrower pursuant to clause (y) above shall deliver to the Administrative Agent and the Borrower a customary Big Boy Letter; and (iv) purchases of Term Loans pursuant to this subsection (l) may not be funded with the proceeds of Revolving Loans. (m) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that, unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (n) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Institution. SECTION 10.08 Resignation of Issuing Bank and Swing Line Lender. Notwithstanding anything to the contrary contained herein, any Issuing Bank or Swing Line Lender may, upon thirty (30) Business Days’ notice to the Borrower and the Lenders, resign as an Issuing Bank or Swing Line Lender, respectively, so long as on or prior to the expiration of such 30-Business Day period with respect to such resignation, the relevant Issuing Bank or Swing Line Lender shall have identified a successor Issuing Bank or Swing Line Lender reasonably acceptable to the Borrower willing to accept its appointment as successor Issuing Bank or Swing Line Lender, as applicable. In the event of any such resignation of an Issuing Bank or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor Issuing Bank or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant Issuing Bank or Swing Line Lender, as the case may be, except as expressly provided above. If an Issuing Bank resigns as an Issuing Bank, it shall retain all the rights and obligations of an Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an Issuing Bank and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(3)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it outstanding as of the effective date of such resignation (including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(3)). SECTION 10.09 Confidentiality. Each of the Agents, the Arrangers, the Lenders and each Issuing Bank agrees to maintain the confidentiality of the Information in accordance with its customary procedures (as set forth below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, legal counsel, independent auditors, agents, trustees, managers, controlling Persons, advisors and representatives who need to know such information (it 235 US-DOCS\126387463.20 being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, with such Affiliate being responsible for such Person’s compliance with this Section 10.09; provided that such Agent, Arranger, Lender or Issuing Bank, as applicable, shall be principally liable to the extent this Section 10.09 is violated by one or more of its Affiliates or any of its or their respective partners, directors, officers, employees, legal counsel, independent auditors, agents, trustees, managers, controlling Persons, advisors or representatives), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners); provided that each Agent, each Arranger, each Lender and each Issuing Bank agrees to notify the Borrower promptly thereof (except in connection with any request as part of a regulatory examination) to the extent it is legally permitted to do so, (c) to the extent required by applicable laws or regulations or by any subpoena or otherwise (including by order) as required by applicable Law or regulation or as requested by a governmental authority; provided that such Agent, such Arranger, such Lender or such Issuing Bank, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (except in connection with any request as part of a regulatory examination) unless such notification is prohibited by law, rule or regulation, (d) to any other party hereto, subject to an agreement containing provisions at least as restrictive as those of this Section 10.09, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee (or its agent) invited to be an Additional Lender, in each case other than any Disqualified Institution or (ii) any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to Holdings, the Borrower or any of their Subsidiaries or any of their respective obligations; provided that such disclosure shall be made subject to the acknowledgment and acceptance by such prospective Lender, Participant or Eligible Assignee that such Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as is otherwise reasonably acceptable to the Borrower, the Agents and the Arrangers, including as set forth in any confidential information memorandum or other marketing materials) in accordance with the standard syndication process of the Agents and the Arrangers or market standards for dissemination of such type of information which shall in any event require “click through” or other affirmative action on the part of the recipient to access such confidential information, (e) for purposes of establishing a “due diligence” defense, (f) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder, (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, or (iii) service providers to the Agents and the Lenders in connection with the administration, settlement and management of this Agreement and the credit facilities provided hereunder, (g) with the consent of the Borrower, (h) to market data collectors for customary purposes in the lending industry in connection with the Facilities or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach by any Person of this Section 10.09 or any other confidentiality provision in favor of any Loan Party, (y) becomes available to any Agent, any Arranger, any Lender, any Issuing Bank or any of their respective Affiliates on a non-confidential basis from a source other than Holdings, the Borrower or any Subsidiary thereof, and which source is not known by such Agent, such Lender, such Issuing Bank or the applicable Affiliate to be subject to a confidentiality restriction in respect thereof in favor of Holdings, the Borrower or any Affiliate thereof or (z) is independently developed by the Agents, the Lenders, the Issuing Banks, the Arrangers or their respective Affiliates, in each case, so long as not based on information obtained in a manner that would otherwise violate this Section 10.09. For purposes of this Section 10.09, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary or Affiliate thereof or their respective businesses. Each Agent, each Arranger, each Lender and each Issuing Bank acknowledges that (a) the Information may include trade secrets, protected confidential information, or material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of such information and (c) it will handle such information in accordance with applicable 236 US-DOCS\126387463.20

Law, including United States Federal and state securities Laws and to preserve its trade secret or confidential character. The respective obligations of the Agents, the Arrangers, the Lenders and any Issuing Bank under this Section 10.09 shall survive, to the extent applicable to such Person, (x) the payment in full of the Obligations and the termination of this Agreement, (y) any assignment of its rights and obligations under this Agreement and (z) the resignation or removal of any Agent, Swing Line Lender or Issuing Bank, in each case, until the date that is two (2) years after such date. SECTION 10.10 Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party then due and payable under this Agreement or any other Loan Document to such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or any other Loan Document; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and each Issuing Bank under this Section 10.10 are in addition to other rights and remedies (including other rights of setoff) that such Lender or such Issuing Bank may have. Each Lender and each Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 10.11 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. SECTION 10.12 Counterparts; Integration; Effectiveness. This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 10.13 Electronic Execution of Assignments and Certain Other Documents. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed 237 US-DOCS\126387463.20

Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 10.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. SECTION 10.15 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10.16 GOVERNING LAW. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT 238 US-DOCS\126387463.20

PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 10.16. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. SECTION 10.17 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.17. SECTION 10.18 Binding Effect; Termination. This Agreement shall become effective on the Effective Date. SECTION 10.19 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 10.19 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. SECTION 10.20 Use of Name, Logo, etc. Each Loan Party consents to the publication in the ordinary course by Administrative Agent or the Arrangers of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark; provided that any such material shall be provided to the Borrower for its review a reasonable period of time in advance of publication. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent and the Arrangers. SECTION 10.21 USA PATRIOT Act. Each Lender that is subject to the USA PATRIOT Act and the requirements of the Beneficial Ownership Regulation and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act and the Borrower in accordance with the Beneficial Ownership Regulation. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation. 239 US-DOCS\126387463.20

SECTION 10.22 Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 10.23 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrower and Holdings acknowledges and agrees that (i) (A) the arranging and other services regarding this Agreement provided by the Agents, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower, Holdings and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) each of the Borrower and Holdings has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrower and Holdings is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Agent, Arranger and Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, Holdings or any of their respective Affiliates, or any other Person and (B) none of the Agents, the Arrangers nor any Lender has any obligation to the Borrower, Holdings or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, Holdings and their respective Affiliates, and none of the Agents, the Arrangers nor any Lender has any obligation to disclose any of such interests to the Borrower, Holdings or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and Holdings hereby waives and releases any claims that it may have against the Agents, the Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 10.24 Release of Collateral and Guarantee Obligations; Subordination of Liens. (a) The Lenders and the Issuing Banks hereby irrevocably agree that the Liens granted to the Administrative Agent or the Collateral Agent by the Loan Parties on any Collateral shall be automatically released (i) in full, as set forth in clause (b) below, (ii) upon the sale or other transfer of such Collateral (including as part of or in connection with any other sale or other transfer permitted hereunder) to any Person, to the extent such sale, transfer or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry); provided that, in the case of a sale or other transfer of Collateral by a Loan Party to another Loan Party, the relevant assets sold, transferred or otherwise disposed shall become part of the Collateral of the transferee Loan Party (other than to the extent such assets constitute Excluded Assets), (iii) to the extent such Collateral is comprised of property leased to a Loan Party by a Person that is not a Loan Party, upon termination or expiration of such lease, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 10.01), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guaranty (in accordance with the second succeeding sentence), (vi) as required by the Collateral Agent to effect any sale, transfer or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Collateral Documents and (vii) to the extent such Collateral otherwise becomes Excluded Assets. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents. Additionally, the Lenders and the Issuing Banks hereby irrevocably agree that any Guarantor shall be released from its Guaranty upon 240 US-DOCS\126387463.20 consummation of any transaction permitted hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary, or otherwise becoming an Excluded Subsidiary. Any representation, warranty or covenant contained in any Loan Document relating to any such released Collateral or Guarantor shall no longer be deemed to be repeated. Notwithstanding the foregoing, if any Subsidiary Guarantor ceases to be wholly-owned, directly or indirectly, by the Borrower, such Subsidiary shall not be released from its Guaranty, unless either (x) it is no longer a direct or indirect Subsidiary of the Borrower, (y) it becomes a bona fide joint venture or (z) after giving pro forma effect to such release and the consummation of the relevant transaction, the Borrower is deemed to have made a new Investment in such person (as if such person was then newly acquired) and such Investment is permitted hereunder (it being understood that this sentence shall not limit the release of any Subsidiary Guarantor that otherwise qualifies as an Excluded Subsidiary for reasons other than not being wholly-owned). (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when the Termination Conditions are satisfied, upon request of the Borrower, the Administrative Agent or Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to release its security interest in all Collateral, and to release all obligations under any Loan Document, whether or not on the date of such release there may be any (i) Hedging Obligations in respect of any Secured Hedge Agreements, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements, (iii) contingent obligations not then due and (iv) Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank or deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank. Any such release of Obligations shall be deemed subject to the provision that such Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. (c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Liens permitted by the Loan Documents, the Administrative Agent or Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to subordinate the Lien on any Collateral to any Lien expressly permitted under Section 7.01 to be senior to the Liens in favor of the Collateral Agent. (d) Notwithstanding anything to the contrary in this Section 10.24 or in any other provision of any Loan Document, the Lenders and the Issuing Banks hereby authorize the Administrative Agent and Collateral Agent, as applicable, to, and the Administrative Agent and the Collateral Agent shall, execute and deliver any instruments, documents, consents, acknowledgments and agreements necessary or desirable to evidence, effectuate or confirm the release of any Guarantor or Collateral or the subordination of any Lien pursuant to the provisions of this Section 10.24. 241 US-DOCS\126387463.20

SECTION 10.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or Issuing Bank that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Issuing Bank that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 10.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Secured Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the U.S. or any other state of the U.S.): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the U.S. or a state of the U.S. (whether or not the Supported QFC is, in fact, governed by the laws of the U.S. or a state of the U.S.). In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the U.S. or a state of the U.S. (whether or not the Supported QFC is, in fact, governed by the laws of the U.S. or a state of the U.S.). Without limitation of the foregoing, it is understood and agreed that rights 242 US-DOCS\126387463.20 and remedies of the parties hereto with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. As used in this Section 10.26, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party. (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). SECTION 10.27 Non-Recourse. Any claim or cause of action that may be based upon, arise out of or relate to this Agreement or any other Loan Document or the negotiation, execution or performance hereof or thereof may be made only against the entities that are expressly identified as parties hereto; it being understood and agreed for the avoidance of doubt that no party hereto nor any Indemnified Person shall have, and each hereby waives, any right, title, interest or claim of any kind that they may have in respect of any funds in the “trust account” established by Buyer to hold the cash proceeds of its initial public offering and private placements of its securities, which was established for the benefit of its public shareholders and the underwriters of its initial public offering. SECTION 10.28 Cooperation with Gaming Authorities. Notwithstanding any other provision of this Agreement, the Borrower expressly authorizes the Agents to cooperate with any Gaming Authorities in connection with the administration of their regulatory jurisdiction over the Borrower and its Restricted Subsidiaries, including the provision of such documents or other information as may be requested by any such Gaming Authorities relating to the Arrangers, the Agents, the Lenders, the Borrower and its Restricted Subsidiaries, or the Loan Documents; provided that the Agents shall give the Borrower prior notice of the provision of any information relating to the Borrower and/or any Restricted Subsidiary that is requested by any Gaming Authority pursuant to this Section 10.28. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.] 243 US-DOCS\126387463.20

Annex B-2 Annex B-2 Replacement Exhibits [attached]

EXHIBIT A-1 A-1-1 US-DOCS\141768880.2 [FORM OF] COMMITTED LOAN NOTICE Date: [__________] [__], 20[__] To: Capital One, National Association, as Administrative Agent Commercial Bank 299 Park Avenue New York, New York 10171 Attention: Eric Purzycki Email: eric.purzycki@capitalone.com Copy: Middle Market Legal/23rd Floor Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 13, 2019 (as amended, restated, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among ACCEL ENTERTAINMENT LLC, a Delaware limited liability company (“the “Borrower”), ACCEL ENTERTAINMENT, INC., a Delaware corporation (“Holdings”), CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Lender and as an Issuing Bank, the Lenders and the other parties from time to time party thereto. The Borrower hereby requests (select one): A Borrowing of Loans A conversion of Loans made on [__________] [__], 20[__] A continuation of Loans made on [__________] [__], 20[__] to be made on the following terms: (A) Class of Borrowing1 [__________] (B) Date of Borrowing, conversion or continuation (which is a Business Day)2 [__________] [__], 20[__] (C) Principal amount3 $[__________] 1 E.g., Amendment No. 2 Effective Date Term Loans, Additional Term Loans, Revolving Loans, Incremental Term Loans, Incremental Revolving Loans, Other Term Loans, Other Revolving Loans, Extended Term Loans, Loans made pursuant to Extended Revolving Commitments, or Replacement Loans. 2 Notice must be provided by telephone (promptly confirmed in writing by delivery of a Committed Loan Notice) or telecopy by (i) 1:00 p.m. New York time, at least three U.S. Government Securities Business Days prior to the requested date of a Borrowing of SOFR Loans, a continuation of SOFR Loans or a conversion of Base Rate Loans to SOFR Loans (or 11:00 a.m. New York time at least one Business Day prior to the Amendment No. 2 Effective Date in the case of the borrowing of the Amendment No. 2 Effective Date Term Loans) and (ii) 11:30 a.m. New York time, on the requested date of a Borrowing of Base Rate Loans or a conversion of SOFR Loans to Base Rate Loans. 3 SOFR Loans to be in a minimum amount of $250,000 or a whole multiple amount of $250,000 in excess thereof. Base Rate Loans to be in a minimum amount of $250,000 or a whole multiple amount of $50,000 in excess thereof.

A-1-2 (D) Type of Loan4 [__________] (E) Interest Period5 [__________] (G) Wire instructions [__________] [Except in respect of any conversion or continuation of a Borrowing, the undersigned hereby represents and warrants to the Administrative Agent and the Lenders that the conditions to lending specified in clauses (1) and (2) of Section 4.02 of the Credit Agreement will be satisfied on and as of the date of the Borrowing set forth above.]6 [Subject to Sections 1.07(11) and 1.07(12) of the Credit Agreement, the undersigned hereby represents and warrants to the Administrative Agent and the Lenders that the conditions to lending specified in clauses (1) and (4) of Section 4.03 of the Credit Agreement will be satisfied on and as of the date of the Borrowing set forth above (or, if applicable, the relevant date prescribed by Section 1.07(11)).]7 [The Borrowings contemplated by this Committed Loan Notice are conditioned upon the [Amendment No. 2 Effective Date]8 [describe the closing of the applicable Permitted Acquisition or other transaction permitted by the Credit Agreement] occurring prior to or substantially concurrently with such Borrowings.]9 [The remainder of this page is intentionally left blank.] 4 Specify Adjusted Term SOFR or Base Rate. 5 Applicable for SOFR Loans only and must be a period permitted by the definition of “Interest Period”. 6 Applies only to Borrowings of Revolving Loans. To be conformed or modified, as necessary, in the case of a Borrowing under any Incremental Amendment in accordance with Section 2.14(4) of the Credit Agreement. 7 Applies only to Borrowings of Additional Term Loans. 8 Applies only to the Borrowing of the Amendment No. 2 Effective Date Term Loans. 9 Applies to the Borrowing of the Amendment No. 2 Effective Date Term Loans or other Borrowings in connection with a Permitted Acquisition or other transactions permitted by the Credit Agreement.

EXHIBIT A-1 A-1-1 ACCEL ENTERTAINMENT LLC By: Name: Title: